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                                                                   EXHIBIT 10.20






                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                                  SPONSORED BY


                        THE RETIREMENT PLAN COMPANY, LLC

                               BASIC PLAN DOCUMENT






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THIS DOCUMENT IS COPYRIGHTED UNDER THE LAWS OF THE UNITED STATES. ITS USE,
DUPLICATION OR REPRODUCTION, INCLUDING THE USE OF ELECTRONIC MEANS, IS PROHIBITED BY LAW WITHOUT THE EXPRESS CONSENT OF THE AUTHOR.

                                TABLE OF CONTENTS

 PARAGRAPH                                                                                    PAGE
-----------                                                                                   ----
                                             ARTICLE I
                                            DEFINITIONS

    1.1      Actual Contribution Percentage (ACP)                                               1
    1.2      Actual Deferral Percentage (ADP)                                                   1
    1.3      Adoption Agreement                                                                 2
    1.4      Aggregate Limit                                                                    2
    1.5      Allocation Date(s)                                                                 2
    1.6      Annual Additions                                                                   2
    1.7      Annuity Starting Date                                                              3
    1.8      Applicable Calendar Year                                                           3
    1.9      Applicable Life Expectancy                                                         3
    1.10     Average Annual Compensation                                                        3
    1.11     Average Contribution Percentage (ACP)                                              3
    1.12     Average Deferral Percentage (ADP)                                                  4
    1.13     Beneficiary                                                                        4
    1.14     Break In Service                                                                   4
    1.15     Code                                                                               4
    1.16     Compensation                                                                       5
    1.17     Covered Compensation                                                               8
    1.18     Custodian                                                                          8
    1.19     Davis-Bacon Act                                                                    8
    1.20     Defined Benefit Plan                                                               8
    1.21     Defined Benefit (Plan) Fraction                                                    8
    1.22     Defined Contribution Dollar Limitation                                             8
    1.23     Defined Contribution Plan                                                          9
    1.24     Defined Contribution (Plan) Fraction                                               9
    1.25     Direct Rollover                                                                    9
    1.26     Disability                                                                         9
    1.27     Distribution Calendar Year                                                         9
    1.28     Early Retirement Age                                                               9
    1.29     Early Retirement Date                                                              9
    1.30     Earned Income                                                                     10
    1.31     Effective Date                                                                    10
    1.32     Election Period                                                                   10
    1.33     Elapsed Time                                                                      10
    1.34     Elective Deferrals                                                                10
    1.35     Eligible Employee                                                                 10
    1.36     Eligible Employer                                                                 10
    1.37     Eligible Participant                                                              11
    1.38     Eligible Retirement Plan                                                          11
    1.39     Eligible Rollover Distribution                                                    11
    1.40     Employee                                                                          11
    1.41     Employer                                                                          12
    1.42     Entry Date                                                                        12
    1.43     ERISA                                                                             12


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
    1.44     Excess Aggregate Contributions                                                    12
    1.45     Excess Annual Additions                                                           12
    1.46     Excess Contribution                                                               13
    1.47     Excess Elective Deferrals                                                         13
    1.48     Expected Year Of Service                                                          13
    1.49     First Distribution Calendar Year                                                  13
    1.50     Hardship                                                                          13
    1.51     Highest Average Compensation                                                      13
    1.52     Highly Compensated Employee                                                       13
    1.53     Hour Of Service                                                                   14
    1.54     Integration Level                                                                 14
    1.55     Key Employee                                                                      15
    1.56     Leased Employee                                                                   15
    1.57     Limitation Year                                                                   15
    1.58     Master Or Prototype Plan                                                          15
    1.59     Matching Contribution                                                             15
    1.60     Maximum Permissible Amount                                                        15
    1.61     Net Profit                                                                        16
    1.62     Normal Retirement Age                                                             16
    1.63     Normal Retirement Date                                                            16
    1.64     Owner-Employee                                                                    16
    1.65     Paired Plans                                                                      16
    1.66     Participant                                                                       16
    1.67     Participant's Benefit                                                             16
    1.68     Period Of Severance                                                               16
    1.69     Permissive Aggregation Group                                                      16
    1.70     Plan                                                                              16
    1.71     Plan Administrator                                                                16
    1.72     Plan Sponsor                                                                      17
    1.73     Plan Year                                                                         17
    1.74     Present Value                                                                     17
    1.75     Prior Plan Year                                                                   17
    1.76     Prior Safe Harbor Plan                                                            17
    1.77     Projected Annual Benefit                                                          17
    1.78     Projected Participation                                                           17
    1.79     Qualified Domestic Relations Order (QDRO Or Order)                                18
    1.80     Qualified Early Retirement Age                                                    18
    1.81     Qualified Joint And Survivor Annuity (QJSA)                                       18
    1.82     Qualified Matching Contributions (QMACs)                                          18
    1.83     Qualified Non-Elective Contributions (QNECs)                                      18
    1.84     Qualified Plan                                                                    18
    1.85     Qualified Pre-Retirement Survivor Annuity                                         18
    1.86     Qualified Voluntary Contribution                                                  18
    1.87     Required Aggregation Group                                                        19
    1.88     Required Beginning Date                                                           19
    1.89     Required After-tax Contributions                                                  19
    1.90     Rollover Contribution                                                             19
    1.91     Salary Deferral Agreement                                                         19
    1.92     Savings Incentive Match Plan For Employees (SIMPLE)                               19
    1.93     Self-Employed Individual                                                          19
    1.94     Service                                                                           19
    1.95     Severance Date                                                                    20
    1.96     Severance Period                                                                  20
    1.97     Service Provider                                                                  20


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
    1.98     Shareholder Employee                                                              20
    1.99     Simplified Employee Pension Plan                                                  20
    1.100    Sponsor                                                                           20
    1.101    Spouse                                                                            20
    1.102    Stated Benefit Formula                                                            20
    1.103    Super Top-Heavy Plan                                                              20
    1.104    Taxable Wage Base                                                                 20
    1.105    Top-Heavy Determination Date                                                      20
    1.106    Top-Heavy Plan                                                                    20
    1.107    Top-Heavy Ratio                                                                   21
    1.108    Top-Paid Group                                                                    22
    1.109    Transfer Contribution                                                             22
    1.110    Trust                                                                             22
    1.111    Trustee                                                                           22
    1.112    Uniformed Services Employment And Reemployment Rights Act Of 1994 (USERRA)        22
    1.113    Valuation Date                                                                    22
    1.114    Vested Account Balance                                                            22
    1.115    Voluntary After-tax Contribution                                                  22
    1.116    Welfare Benefit Fund                                                              23
    1.117    Year Of Service                                                                   23

                                            ARTICLE II
                                     ELIGIBILITY REQUIREMENTS

    2.1      Eligibility                                                                       26
    2.2      Determination Of Eligibility                                                      26
    2.3      Change In Classification Of Employment                                            26
    2.4      Participation                                                                     27
    2.5      Employment Rights                                                                 27
    2.6      Service With Controlled Groups                                                    27
    2.7      Leased Employees                                                                  27
    2.8      Thrift Plan                                                                       28
    2.9      Target Benefit Plan                                                               28
    2.10     Davis-Bacon Plan                                                                  28
    2.11     Waiver Of Participation                                                           28
    2.12     Omission Of Eligible Employee                                                     28
    2.13     Inclusion Of Ineligible Employee                                                  29

                                            ARTICLE III
                                      EMPLOYER CONTRIBUTIONS

    3.1      Contribution Amount                                                               30
    3.2      Contribution Amount For A SIMPLE 401(k) Plan                                      30
    3.3      Responsibility For Contributions                                                  31
    3.4      Return Of Contributions                                                           31
    3.5      Merger Of Assets From Another Plan                                                31
    3.6      Coverage Requirements                                                             32
    3.7      Eligibility For Contribution                                                      32
    3.8      Target Benefit Plan Contribution                                                  33
    3.9      Davis-Bacon Plan Contribution                                                     34
    3.10     Uniform Dollar Contribution                                                       34
    3.11     Uniform Points Contribution                                                       34
    3.12     403(b) Matching Contribution                                                      34


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
                                            ARTICLE IV
                                      EMPLOYEE CONTRIBUTIONS

    4.1      Voluntary After-tax Contributions                                                 35
    4.2      Required After-tax Contributions                                                  35
    4.3      Qualified Voluntary Contributions                                                 35
    4.4      Rollover Contributions                                                            35
    4.5      Plan To Plan Transfer Contributions                                               36
    4.6      Voluntary Direct Transfers Between Plans                                          36
    4.7      Elective Deferrals In A 401(k) Plan                                               37
    4.8      Elective Deferrals In A SIMPLE 401(k) Plan                                        38
    4.9      Automatic Enrollment                                                              39
    4.10     Make-Up Contributions Under USERRA                                                40

                                             ARTICLE V
                                       PARTICIPANT ACCOUNTS

    5.1      Separate Accounts                                                                 41
    5.2      Valuation Date                                                                    41
    5.3      Allocations To Participant Accounts                                               42
    5.4      Allocating Employer Contributions                                                 42
    5.5      Allocating Investment Earnings And Losses                                         43
    5.6      Allocation Adjustments                                                            43
    5.7      Participant Statements                                                            44
    5.8      Changes In Method And Timing Of Valuing Participants' Accounts                    44

                                            ARTICLE VI
                               RETIREMENT BENEFITS AND DISTRIBUTIONS

    6.1      Normal Retirement Benefits                                                        45
    6.2      Early Retirement Benefits                                                         45
    6.3      Benefits On Termination Of Employment                                             45
    6.4      Restrictions On Immediate Distributions                                           46
    6.5      Normal And Optional Forms Of Payment                                              47
    6.6      Commencement Of Benefits                                                          48
    6.7      Transitional Rules For Cash-Out Limits                                            49
    6.8      In-Service Withdrawals                                                            50
    6.9      Hardship Withdrawals                                                              52
    6.10     Direct Rollover Of Benefits                                                       53
    6.11     Participant's Notice                                                              53
    6.12     Assets Transferred From Money Purchase Pension Plans                              54
    6.13     Assets Transferred From A Code Section 401(k) Plan                                54


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
                                            ARTICLE VII
                                     DISTRIBUTION REQUIREMENTS

    7.1      Joint And Survivor Annuity Requirements                                              55
    7.2      Minimum Distribution Requirements                                                    55
    7.3      Limits On Distribution Periods                                                       55
    7.4      Required Distributions On Or After The Required Beginning Date                       55
    7.5      Required Beginning Date                                                              56
    7.6      Transitional Rules                                                                   58
    7.7      Designation Of Beneficiary                                                           58
    7.8      Beneficiary                                                                          59
    7.9      Distribution Beginning Before Death                                                  59
    7.10     Distribution Beginning After Death                                                   59
    7.11     Distribution Of Excess Elective Deferrals                                            60
    7.12     Distribution Of Excess Contributions                                                 61
    7.13     Distribution Of Excess Aggregate Contributions                                       61
    7.14     Distributions To Minors And Individuals Who Are Legally Incompetent                  62
    7.15     Unclaimed Benefits                                                                   62

                                           ARTICLE VIII
                              JOINT AND SURVIVOR ANNUITY REQUIREMENTS

    8.1      Applicability Of Provisions                                                          64
    8.2      Payment Of Qualified Joint And Survivor Annuity                                      64
    8.3      Payment Of Qualified Pre-Retirement Survivor Annuity                                 64
    8.4      Qualified Election                                                                   64
    8.5      Notice Requirements For Qualified Joint And Survivor Annuity                         65
    8.6      Notice Requirements For Qualified Pre-Retirement Survivor Annuity                    65
    8.7      Special Safe Harbor Exception For Certain Profit-Sharing Or 401(k) Plans             66
    8.8      Transitional Joint And Survivor Annuity Rules                                        67
    8.9      Automatic Joint And Survivor Annuity And Early Survivor Annuity                      67
    8.10     Annuity Contracts                                                                    68

                                            ARTICLE IX
                                              VESTING

    9.1      Employee Contributions                                                               69
    9.2      Employer Contributions                                                               69
    9.3      Vesting Of Employer Contributions In A SIMPLE 401(k) Plan                            69
    9.4      Computation Period                                                                   69
    9.5      Requalification Prior To Five Consecutive One-Year Breaks In Service                 69
    9.6      Requalification After Five Consecutive One-Year Breaks In Service                    69
    9.7      Calculating Vested Interest                                                          69
    9.8      Forfeitures                                                                          70
    9.9      Amendment Of Vesting Schedule                                                        70
    9.10     Service With Controlled Groups                                                       71
    9.11     Compliance With Uniformed Services Employment And Reemployment Rights Act Of 1994    71


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
                                             ARTICLE X
                                    LIMITATIONS ON ALLOCATIONS

    10.1     Participation In This Plan Only                                                      72
    10.2     Disposition Of Excess Annual Additions                                               72
    10.3     Participation In Multiple Defined Contribution Plans                                 73
    10.4     Disposition Of Excess Annual Additions Under Two Plans                               73
    10.5     Participation In This Plan And A Defined Benefit Plan                                73

                                            ARTICLE XI
                                    ANTIDISCRIMINATION TESTING

    11.1     General Testing Requirements                                                         74
    11.2     ADP Testing Limitations                                                              74
    11.3     Special Rules Relating To The Application Of The ADP Test                            75
    11.4     Calculation And Distribution Of Excess Contributions And Excess Aggregate
               Contributions                                                                      75
    11.5     Qualified Non-Elective And/Or Matching Contributions                                 76
    11.6     ACP Testing Limitations                                                              76
    11.7     Special Rules Relating To The Application Of The ACP Test                            77
    11.8     Recharacterization                                                                   78
    11.9     Nondiscrimination Tests In A SIMPLE 401(k) Plan                                      78
    11.10    Safe Harbor Rules Of Application                                                     78
    11.11    Safe Harbor Definitions                                                              80
    11.12    Required Restrictions On Safe Harbor Contributions                                   80
    11.13    ADP Test Safe Harbor                                                                 81
    11.14    ACP Test Safe Harbor                                                                 81
    11.15    Safe Harbor Status                                                                   81
    11.16    Safe Harbor Notice Requirement                                                       82
    11.17    Satisfying Safe Harbor Contribution Requirements Under Another Defined
               Contribution Plan                                                                  83

                                            ARTICLE XII
                                          ADMINISTRATION

    12.1     Plan Administrator                                                                   85
    12.2     Persons Serving As Plan Administrator                                                86
    12.3     Action By Employer                                                                   86
    12.4     Responsibilities Of The Parties                                                      86
    12.5     Allocation Of Investment Responsibility                                              86
    12.6     Appointment Of Investment Manager                                                    86
    12.7     Participant Investment Direction                                                     87
    12.8     Application Of ERISA Section 404 (c)                                                 88
    12.9     Participant Loans                                                                    88
    12.10    Insurance Policies                                                                   90
    12.11    Determination Of Qualified Domestic Relations Order (QDRO Or Order)                  92
    12.12    Receipt And Release For Payments                                                     93
    12.13    Resignation And Removal                                                              93
    12.14    Claims and Claims Review Procedure                                                   93
    12.15    Bonding                                                                              94


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
                                           ARTICLE XIII
                                         TRUST PROVISIONS

    13.1     Establishment Of The Trust                                                        95
    13.2     Control Of Plan Assets                                                            95
    13.3     Discretionary Trustee                                                             95
    13.4     Nondiscretionary Trustee                                                          96
    13.5     Provisions Relating To Individual Trustees                                        96
    13.6     Investment Instructions                                                           96
    13.7     Fiduciary Standards                                                               97
    13.8     Powers Of The Trustee                                                             97
    13.9     Appointment Of Additional Trustee And Allocation Of Responsibilities              99
    13.10    Compensation, Administrative Fees And Expenses                                   100
    13.11    Records                                                                          100
    13.12    Limitation On Liability And Indemnification                                      101
    13.13    Custodian                                                                        103
    13.14    Investment Alternatives Of The Custodian                                         103
    13.15    Prohibited Transactions                                                          104
    13.16    Exclusive Benefit Rules                                                          104
    13.17    Assignment And Alienation Of Benefits                                            104
    13.18    Liquidation Of Assets                                                            104
    13.19    Resignation and Removal                                                          105

                                            ARTICLE XIV
                                       TOP-HEAVY PROVISIONS

    14.1     Applicability Of Rules                                                           106
    14.2     Minimum Contribution                                                             106
    14.3     Minimum Vesting                                                                  106
    14.4     Limitations On Allocations                                                       107
    14.5     Use Of Safe Harbor Contributions To Satisfy Top-Heavy Contribution Rules         107
    14.6     Top-Heavy Rules For SIMPLE 401(k) Plans                                          107

                                            ARTICLE XV
                                     AMENDMENT AND TERMINATION

    15.1     Amendment By Sponsor                                                             108
    15.2     Amendment By Employer                                                            108
    15.3     Protected Benefits                                                               108
    15.4     Plan Termination                                                                 108
    15.5     Distribution Restrictions Under A Code Section 401(k) Plan                       109
    15.6     Qualification Of Employer's Plan                                                 109
    15.7     Mergers And Consolidations                                                       109
    15.8     Qualification Of Prototype                                                       109


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
                                            ARTICLE XVI
                                           GOVERNING LAW

    16.1     Governing Law                                                                    110
    16.2     State Community Property Laws                                                    110

                                        IRS MODEL AMENDMENT                                   111

                                      EGTRRA MODEL AMENDMENT

                               MINIMUM DISTRIBUTION MODEL AMENDMENT

                                 CODE SECTION 125 MODEL AMENDMENT


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                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                                  SPONSORED BY

                        LBMC RETIREMENT PLAN COMPANY, LLC

The Sponsor hereby establishes this Plan for use by its clients who wish to adopt a qualified retirement plan. This Plan shall be interpreted in a manner consistent with the intention of the adopting Employer that this Plan satisfy Internal Revenue Code Sections 401 and 501. Any Plan and Trust established hereunder shall be so established for the exclusive benefit of Plan Participants and their Beneficiaries and shall be administered under the following terms and conditions:

                                    ARTICLE I

                                   DEFINITIONS

1.1 ACTUAL CONTRIBUTION PERCENTAGE (ACP) The ratio (expressed as a percentage and calculated separately for each Participant) of:

         (a) the Participant's Contribution Percentage Amounts [as defined at (c)-(f)] for a Plan Year, to

         (b) the Participant's Compensation for such Plan Year. [Unless otherwise specified in the Adoption Agreement, Compensation will only include amounts for the period during which the Employee was eligible to participate.]

Contribution Percentage Amounts on behalf of any Participant shall include:

         (c) the amount of Voluntary After-tax Contributions, Required After-tax Contributions, Matching Contributions (except to the extent such Matching Contributions may be disregarded in accordance with IRS Notice 98-1), and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant,

         (d) forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's account which shall be taken into account in the year in which such forfeiture is allocated,

         (e) at the election of the Employer, Qualified Non-Elective Contributions, and

         (f) the Employer may elect to use Elective Deferrals in the Contribution Percentage Amounts as long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

Contribution amounts shall not include Matching Contributions, whether or not Qualified, that are forfeited either to correct Excess Aggregate Contributions, or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions.

1.2 ACTUAL DEFERRAL PERCENTAGE (ADP) The ratio (expressed as a percentage and calculated separately for each Participant) of:

         (a)      the amount of Employer contributions [as defined at (c) --
                  (d)] actually contributed to the Trust on behalf of such Participant for a Plan Year, to

         (b) the Participant's Compensation for such Plan Year. [Unless otherwise specified in the Adoption Agreement, Compensation will only include amounts received for the period during which the Employee was eligible to participate.]

Employer contributions on behalf of any Participant shall include:

         (c) any Elective Deferrals made pursuant to the Participant's Salary Deferral Agreement, including Excess Elective Deferrals of Highly Compensated Employees, but excluding Excess Elective Deferrals distributed to Non-Highly Compensated Employees and Elective Deferrals that are either taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals) or are returned as excess Annual Additions,

         (d) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions.

For purposes of computing Actual Deferral Percentages, an eligible Employee who fails to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

1.3 ADOPTION AGREEMENT The document attached to this Plan by which an Employer who adopts a Plan elects the terms and conditions of a Qualified Plan established under this Basic Plan Document #01.

1.4 AGGREGATE LIMIT The sum of:

         (a) 125% of the greater of the Average Deferral Percentage of the Non-Highly Compensated Employees for the Prior Plan Year or the Average Contribution Percentage of Non-Highly Compensated Employees under the 401(k) Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Prior Plan Year, and

         (b) the lesser of 200% or two percent plus the lesser of such ADP or ACP.

Alternatively, the Aggregate Limit can be determined by substituting "the lesser of 200% or two percent plus" for "125% of" in (a) above, and substituting "125% of" for "the lesser of 200% or two percent plus" in (b) above if it would result in a larger Aggregate Limit.

If the Employer has elected in the Adoption Agreement to use the Current Year Testing Method, then, in calculating the Aggregate Limit for a particular Plan Year, the Non-Highly Compensated Employees' ADP and ACP for that Plan Year, instead of the prior Plan Year, is used.

1.5 ALLOCATION DATE(s) The date or dates on which Participant recordkeeping accounts are adjusted to reflect account activity including but not limited to contributions, loans distributions, Hardship withdrawals, as well as earnings activity including but not limited to income, capital gains or market fluctuations in accordance with Article V hereof. Unless the Plan Administrator in a uniform and nondiscriminatory manner designates otherwise, all allocations for a particular Plan Year will be made as of the Valuation Date of that Plan Year.

1.6 ANNUAL ADDITIONS The sum of the following amounts credited to a Participant's account for the Limitation Year:

         (a)      Employer contributions (under Article III),

         (b)      Employee contributions (under Article IV),

         (c)      forfeitures,

         (d)      Employer allocations under a Simplified Employee Pension Plan,

         (e) amounts allocated after March 31, 1984, to an individual medical account as defined in Code Section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer (these amounts are treated as Annual Additions to a Defined Contribution Plan though they arise under a Defined Benefit
                  Plan), and

         (f) amounts derived from contributions paid or accrued after 1985, in taxable years ending after 1985, which are either attributable to post-retirement medical benefits allocated to the account of a Key Employee or to a Welfare Benefit Fund maintained by the Employer. For purposes of this paragraph, an Employee is a Key Employee if he or she meets the requirements of paragraph 1.55 at any time during the Plan Year or any preceding Plan Year.

For purposes of applying the limitations of Code Section 415, the transfer of funds from one Qualified Plan to another is not considered an Annual Addition. The following are not Employee contributions for the purposes of Annual
Additions:

         (g) Rollover Contributions [as defined in Code Sections 402(e)(6), 403(a)(4), 403(b)(8) and 408(d)(3)];

         (h)      repayments of loans made to a Participant from the Plan;

         (i) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs);

         (j) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and

         (k) Employee contributions to a Simplified Employee Pension Plan excludible from gross income under Code Section 408(k)(6).

Employee and Employer make-up contributions under USERRA received during the current Limitation Year shall be treated as Annual Additions with respect to the Limitation Year to which the make-up contributions are attributable. Excess Amounts applied in a Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year, pursuant to the provisions of Article X.

1.7 ANNUITY STARTING DATE The first day of the first period for which an amount is paid as an annuity or in any other form.

1.8 APPLICABLE CALENDAR YEAR The First Distribution Calendar Year, and in the event of the recalculation of life expectancy, such succeeding calendar year. If payments commence in accordance with paragraph 7.4(d) before the Required Beginning Date, the Applicable Calendar Year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the Applicable Calendar Year is the year of purchase.

1.9 APPLICABLE LIFE EXPECTANCY The life expectancy or joint and last survivor expectancy calculated using the attained age of the Participant or Beneficiary as of the Participant's or Beneficiary's birthday in the Applicable Calendar Year, reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The life expectancy of a non-Spouse Beneficiary may not be recalculated.

1.10 AVERAGE ANNUAL COMPENSATION The average of a Participant's annual Compensation as defined in paragraph 1.16 of this Basic Plan Document #01, over the three (3) consecutive Plan Year period ending in either the current year or any prior year that produces the highest average. If the Participant has fewer than three (3) years of participation in this Plan, Compensation is averaged over the Participant's total period of participation.

1.11 AVERAGE CONTRIBUTION PERCENTAGE (ACP) The average of the Actual Contribution Percentages for the eligible Participants in a specified group of Participants for a Plan Year.

1.12 AVERAGE DEFERRAL PERCENTAGE (ADP) The average of the Actual Deferral Percentages for Participants in a specified group of Participants for a Plan Year.

1.13 BENEFICIARY A "Beneficiary" is any person other than the Participant and an estate or trust who by operation of law, or under the terms of the Plan is entitled to receive any Vested Account Balance of a Participant under the Plan. A "Designated Beneficiary" is any individual designated or determined in accordance with Code Section 401(a)(9) and the Regulations issued thereunder, except that it shall not include any person who becomes a beneficiary by virtue of the laws of inheritance or intestate succession.

1.14 BREAK IN SERVICE

         (a) If the Hours of Service method is used in determining either an Employee's initial or continuing eligibility to participate in the Plan, or the nonforfeitable interest in the Employee's account balance derived from Employer contributions, a Break in Service is a twelve (12) consecutive month period during which the Employee has not completed more than five hundred
                  (500) Hours of Service.

         (b) For purposes of determining whether a Break in Service has occurred in a particular computation period, an Employee who is absent from work for maternity or paternity reasons shall receive credit for Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, with eight (8) Hours of Service per day of such absence. The Hours of Service to be so credited shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period or, in all other cases, in the following computation periods.

         (c) With respect to determinations based on the Elapsed Time method, a severance period of not less than twelve (12) consecutive months. In the case of an Employee who is absent from work for maternity or paternity reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a Break in Service.

         (d) Notwithstanding the foregoing, in the case of an Employee who is absent from work beyond the first anniversary of the first day of absence from work for maternity or paternity reasons, such period begins on the second anniversary of the first day of such absence. The period between the first and second anniversaries of said first day of absence from work is neither a Period of Service for which the Employee will receive credit nor is such period a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         (e) An Employer adopting the Elapsed Time method is required to credit periods of Service and, under the Service spanning rules, certain periods of severance of twelve (12) months or less. Under the first Service spanning rule, if an Employee severs from Service as a result of resignation, discharge or retirement and then returns to Service within twelve (12) months, the Period of Severance is required to be taken into account. A situation may arise in which an Employee is absent from Service for any reason other than resignation, discharge, retirement and during the absence a resignation, discharge or retirement occurs. The second Service spanning rule provides that, under such circumstances, the Plan is required to take into account the period of time between the severance from Service date (i.e., the date of resignation, discharge or retirement) and the first anniversary of the date on which the Employee was first absent, if the Employee returns to Service on or before such first anniversary date.

1.15 CODE The Internal Revenue Code of 1986, including any amendments thereto. Reference to any section or subsection of the Code, includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection, and also includes reference to any Regulation issued pursuant to or with respect to such section or subsection.

1.16 COMPENSATION The Employer may select one of the following three safe harbor definitions of Compensation in the Adoption Agreement. The definition of Compensation (for Employers who adopt) under standardized plans, plans that provide permitted disparity (other than the CODA portion of these plans), Target Benefit Plans and for Employers determining top-heavy minimum contributions must be one of the three safe harbor definitions of Compensation. In a Nonstandardized Adoption Agreement, the Employer may modify the definition of Compensation provided that such definition, as modified, satisfies the provisions of Code Sections 414(s) and 401(a)(4). Compensation will also include Compensation by the Employer through another employer or entity under the provisions of Code Sections 3121 and 3306.

         (a) CODE SECTION 3401(a) WAGES -- All remuneration received by an Employee for services performed for the Employer which are subject to Federal income tax withholding at the source. Unless elected otherwise in the Adoption Agreement, Compensation shall include any amount deferred under a Salary Deferral Agreement which is not includible in the gross income of a Participant under Code Section 125 in connection with a cafeteria plan, Code Section 402(e)(3) in connection with a cash or deferred plan, Code Section 402(h)(1)(B) in connection with a Simplified Employee Pension Plan, Code Section 401(k) in connection with a SIMPLE Retirement Account, Code Section 457 in connection with a Plan maintained under said Section, and Code Section 403(b) in connection with a tax-sheltered annuity plan. Wages are determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed [such as the exception for agricultural labor in Code Section 3401(a)(2)]. For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this paragraph, Compensation paid or made available during such Limitation Year shall include any Elective Deferral [as defined in Code Section 402(g)(3)], and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1), or 403(b).

         (b) CODE SECTIONS 6041, 6051 AND 6052 REPORTABLE WAGES -- All remuneration received by an Employee for services performed for the Employer which are required to be reported on Form W-2. Unless otherwise elected in the Adoption Agreement, Compensation shall include any amount deferred under a Salary Deferral Agreement which is not includible in the gross income of a Participant under Code Section 125 in connection with a cafeteria plan, Code Section 402(e)(3) in connection with a cash or deferred plan, Code Section 402(h)(1)(B) in connection with a Simplified Employee Pension Plan, and Code Section 403(b) in connection with a tax-sheltered annuity plan. A Participant's wages includes remuneration defined at subparagraph (a) above and all other remuneration paid to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Such amount must be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed [such as the exception for agricultural labor in Code Section 3401(a)(2)]. For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this paragraph, Compensation paid or made available during such Limitation Year shall include any Elective Deferral [as defined in Code
                  Section 402(g)(3)], and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)
                  or 403(b).

         (c) CODE SECTION 415 COMPENSATION -- A Participant's Earned Income, wages, salaries, and fees for professional services and other amounts received, without regard to whether or not an amount is paid in cash, for personal services actually rendered in the course of employment with the Employer maintaining the Plan. Compensation includes, but is not limited to, commissions paid salesmen, Compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan [as described in Regulation Section 1.62-2(c)]. For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this paragraph, Compensation paid or made available during such Limitation Year shall include any Elective Deferral [as defined in Code Section 402(g)(3)], and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1) or 403(b). Compensation
                  excludes the following:

                  (1) for Plan Years beginning before January 1, 1998, Employer contributions made under the terms of a Salary Deferral Agreement between an Employee and the Employer to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed. Such contributions shall include any amount deferred under Code Section 125 in connection with a cafeteria plan, Code Section 402(e)(3) in connection with a cash or deferred plan, Code Section 402(h)(1)(B) in connection with a Simplified Employee Pension Plan, Code Section 402(k) in connection with a SIMPLE Retirement Account, Code
                           Section 457 in connection with a Plan maintained under said Section, and Code Section 403(b) in connection with a tax-sheltered annuity plan,

                  (2) distributions received from a plan of deferred compensation,

                  (3) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture,

                  (4) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option, and

                  (5) amounts deferred by an Employee under the terms of a non-qualified deferred compensation plan.

Unless otherwise specified by the Employer in the Adoption Agreement, Compensation shall be determined as provided in Code Section 3401(a) [paragraph
(a) above]. Notwithstanding the foregoing, the Compensation of a Participant who is a sole proprietor, partner or a member of a limited liability corporation
(LLC) shall be determined under Code Section 415. Unless indicated otherwise in the Adoption Agreement, the definition of Compensation used in nondiscrimination testing (ADP/ACP Testing) will be determined by the Employer. Notwithstanding any other provision to the contrary, if the Plan is an amendment and restatement of a Qualified Plan, for Plan Years ending prior to the Plan Year in which the amendment or restatement is adopted, Compensation shall have the meaning set forth in the Qualified Plan prior to its amendment.

EXCLUSIONS FROM COMPENSATION A Participant's Compensation shall be determined in accordance with paragraph (a), (b) or (c) above and shall not exclude any item of income unless provided in the basic definition or elected by the Employer in the Adoption Agreement.

ANNUAL ADDITIONS AND TOP-HEAVY RULES Except as elected on the Adoption Agreement, for purposes of Article X and XIV, Compensation shall be Code Section 415 Compensation as described in paragraph 1.16(c). For Plan Years beginning before January 1, 1998, Compensation excludes amounts deferred under a plan of deferred Compensation as described at paragraph 1.16(c)(1). For Plan Years beginning after December 31, 1997, Compensation includes amounts deferred under a plan of deferred compensation as described at paragraph 1.16(c)(1). For purposes of applying the limitations of Article X, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year. For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this paragraph, Compensation paid or made available during such Limitation Year shall include any Elective Deferral [as defined in Code Section 402(g)(3)], and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) or 403(b).

If the Plan is or becomes Top-Heavy in any Plan Year beginning after December 31, 1983, the provisions of Article XIV will supersede any conflicting provisions in the Basic Plan Document #01 or Adoption Agreement.

CONTRIBUTIONS MADE ON BEHALF OF DISABLED PARTICIPANTS Compensation with respect to a Participant in a Defined Contribution Plan who is permanently and totally disabled [as defined in Code Section 22(e)(3)] is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; for Limitation Years beginning before January 1, 1997, but not for Limitation Years beginning after December 31, 1996, such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (defined at paragraph 1.52) and contributions made on behalf of such Participant are nonforfeitable when made. Compensation will mean Compensation as that term is defined in this paragraph.

HIGHLY COMPENSATED AND KEY EMPLOYEES For purposes of paragraphs 1.52 and 1.55, Compensation shall be Code Section 415 Compensation as described in paragraph 1.16(c). Such definition shall include any amount deferred under Code Section 125 in connection with a cafeteria plan, Code Section 402(e)(3) in connection with a cash or deferred plan, Code Section 402(h)(1)(B) in connection with a Simplified Employee Pension Plan, Code Section 402(k) in connection with a SIMPLE Retirement Account (SIMPLE), Code Section 457 in connection with a Plan maintained under said Section, and Code Section 403(b) in connection with a tax-sheltered annuity plan. The Employer, if elected in the Adoption Agreement, may limit Compensation considered for purposes of the Plan for these Participants.

COMPUTATION PERIOD The Plan Year, while eligible to participate, shall be the computation period for purposes of determining a Participant's Compensation, unless the Employer selects a different computation period in the Adoption Agreement.

LIMITATION ON COMPENSATION The annual Compensation of each Participant which may be taken into account for determining all benefits provided under the Plan for any year, shall not exceed the limitation as imposed by Code Section 401(a)(17), as adjusted under Code Section 401(a)(17)(B). If a Plan has a Plan Year that contains fewer than twelve (12) calendar months, the annual Compensation limit for that period is an amount equal to the limitation as imposed by Code Section 401(a)(17) as adjusted for the calendar year in which the Compensation period begins, multiplied by a fraction, the numerator of which is the number of full months in the short Plan Year and the denominator of which is twelve (12).

USERRA For purposes of Employee and Employer make-up contributions, Compensation during the period of military service shall be deemed to be the Compensation the Employee would have received during such period if the Employee were not in qualified military service, based on the rate of pay the Employee would have received from the Employer but for the absence due to military leave. If the Compensation the Employee would have received during the leave is not reasonably certain, Compensation will be equal to the Employee's average Compensation from the Employer during the twelve (12) month period immediately preceding the military leave or, if shorter, the Employee's actual period of employment with the Employer.

DEFINITION OF COMPENSATION FOR PURPOSES OF SAFE HARBOR CODA PROVISIONS Compensation for the purposes of a Safe Harbor CODA is defined in this paragraph
1.16 of this Basic Plan Document #01. No dollar limit other than the limit imposed by Code Section 401(a)(17) applies to the Compensation of a Non-Highly Compensated Employee. For purposes of determining the Compensation subject to a Participant's salary deferral election, the Employer may use an alternative definition to the one described above provided such alternative definition is a reasonable definition within the meaning of Section 1.414(s)-1(d)(2) of the Regulations and permits each Participant to contribute sufficient Elective Deferrals to receive the maximum amount of Matching Contributions (determined using the definition of Compensation described above) available to the Participant under the Plan.

DEFINITION OF COMPENSATION FOR PURPOSES OF 401(k) SIMPLE PROVISIONS For purposes of paragraphs 1.36 and 3.2, of this Basic Plan Document #01, Compensation is the sum of the wages, tips and other compensation from the Employer subject to Federal income tax withholding [as described in Code Section 6051(a)(3)] and the Employee's salary reduction contributions made under Code Section 125 in connection with a cafeteria plan, Code Section 402(e)(3) in connection with a cash or deferred plan, Code Section 402(h)(1)(B) in connection with a Simplified Employee Pension Plan, Code Section 402(k) in connection with a SIMPLE Retirement Account, Code Section 457 in connection with a plan maintained under said Section and Code Section 403(b) in connection with a tax-sheltered annuity plan, required to be reported by the Employer on Form W-2 [as described in Code
Section 6051(a)(8)]. For self-employed individuals, Compensation means net earnings from self-employment determined under Code Section 1402(a) prior to subtracting any contributions made to this Plan on behalf of any Employee. The provisions of the Plan implementing the limit on Compensation under Code Section 401(a)(17) apply to the Compensation under paragraph 4.8 of Article IV.

1.17 COVERED COMPENSATION A Participant's Covered Compensation for a Plan Year is the average (without indexing) of the Taxable Wage Bases in effect for each calendar year in the thirty-five (35) year period ending with the calendar year in which the Participant attains (or will attain) social security retirement age. In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made. Covered Compensation will be determined for the year designated by the Employer in
Section III(C) of the Target Benefit Plan Adoption Agreement.

A Participant's Covered Compensation for a Plan Year before the end of the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains social security retirement age is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after such thirty-five (35) year period is the Participant's Covered Compensation for the Plan Year during which the thirty-five (35) year period ends.

1.18 CUSTODIAN The institution or institutions (who may be the Sponsor or an affiliate) and any successors or assigns thereto, appointed by the Employer to hold the assets of the Trust as provided at paragraph 13.2 herein.

1.19 DAVIS-BACON ACT 40 U.S.C. Section 276a et seq. as may be amended from time to time.

1.20 DEFINED BENEFIT PLAN A plan under which a Participant's benefit is determined by a formula contained in the plan and no Employee accounts are maintained for Participants.

1.21 DEFINED BENEFIT (PLAN) FRACTION For Limitation Years beginning before January 1, 2000, a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) or 140% of the Highest Average Compensation, including any adjustments under Code Section 415(b).

TRANSITIONAL RULE If an Employee was a Participant as of the first day of the first Limitation Year beginning after 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such Plans which the Participant had accrued as of the close of the last Limitation Year beginning before 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before 1987.

1.22 DEFINED CONTRIBUTION DOLLAR LIMITATION Thirty thousand dollars ($30,000) as adjusted by the Secretary of the Treasury for increases in the cost-of-living. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d). Such increases will be in multiples of five thousand dollars ($5,000).

1.23 DEFINED CONTRIBUTION PLAN A plan under which Employee accounts are maintained for each Participant to which all contributions, forfeitures, investment income and gains or losses, and expenses are credited or deducted. A Participant's benefit under such plan is based solely on the fair market value of his or her account balance.

1.24 DEFINED CONTRIBUTION (PLAN) FRACTION For Limitation Years beginning before January 1, 2000, a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all Welfare Benefit Funds as defined in paragraph 1.116, individual medical accounts as defined in Code Section 415(l)(2) and Simplified Employee Pension Plans as defined in paragraph 1.99, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The maximum aggregate amount in the Limitation Year is the lesser of 125% of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35% of the Participant's Compensation for such year.

TRANSITIONAL RULE If an Employee was a Participant as of the end of the first day of the first Limitation Year beginning after 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of the excess of the sum of the fractions over 1.0 multiplied by the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before 1987, shall not be re-computed to treat all Employee contributions as Annual Additions.

1.25 DIRECT ROLLOVER A payment made by the Plan to an Eligible Retirement Plan that is specified by the Participant or a payment received by the Plan from an Eligible Retirement Plan on behalf of a Participant or an Employee, if selected in the Adoption Agreement by the Employer.

1.26 DISABILITY Unless the Employer has elected a different definition in the Adoption Agreement, Disability is defined as an illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than 12 months or can be expected to result in death, certified by a physician selected by or satisfactory to the Employer, which prevents the Participant from engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience. If elected by the Employer in the Adoption Agreement, nonforfeitable contributions will be made to the Plan on behalf of each disabled Participant who is not a Highly Compensated Employee (as defined at paragraph 1.52). Compensation for purposes of calculating the contribution will mean Compensation as defined at paragraph
1.16 herein.

1.27 DISTRIBUTION CALENDAR YEAR A calendar year for which a minimum distribution is required.

1.28 EARLY RETIREMENT AGE The age set by the Employer in the Adoption Agreement, not less than age fifty five (55), at which a Participant becomes fully vested and is eligible to retire and receive his or her benefits under the Plan.

1.29 EARLY RETIREMENT DATE The date elected by the Employer in the Adoption Agreement on which a Participant or former Participant has satisfied the Early Retirement Age requirements. If no election is made on the Adoption Agreement, it shall mean the date on which a Participant attains his or her Early Retirement Age.

A former Participant who has separated from Service after satisfying any service requirement but before satisfying the Early Retirement Age and who thereafter reaches the age requirement elected on the Adoption Agreement shall be entitled to receive benefits under the Plan (other than full vesting and any allocation of Employer contributions) as though the requirements for Early Retirement Age had been satisfied.

1.30 EARNED INCOME Net earnings from self-employment in the trade or business with respect to which the Plan is established, determined without regard to items not included in gross income and the deductions allocable to such items, provided that personal services of the individual are a material income-producing factor. Earned Income shall be reduced by contributions made by an Employer to a Qualified Plan to the extent deductible under Code Section 404. Net earnings shall be determined taking into account the deduction for one-half of self-employment taxes allowed to the taxpayer under Code Section 164(f), to the extent deductible for taxable years beginning after December 31, 1989.

1.31 EFFECTIVE DATE The date on which the Employer's Plan or amendment to such Plan becomes effective. For amendments reflecting statutory and regulatory changes contained in The Uruguay Round Agreements Act of the General Agreement on Tariffs and Trade (GATT), The Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), The Small Business Job Protection Act of 1996 (SBJPA), The Taxpayer Relief Act of 1997 (TRA'97), The Internal Revenue Service Restructuring and Reform Act of 1998 (IRSRRA), and the Community Renewal Tax Relief Act of 2000 (CRA), the Effective Date(s) of the applicable provisions of this legislation will be the earlier of the date upon which such amendment is first administratively applied or the first day of the Plan Year following the date of adoption of such amendment or adoption of the Basic Plan Document #01 and accompanying Adoption Agreement.

1.32 ELECTION PERIOD The period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from Service prior to the first day of the Plan Year in which age thirty-five (35) is attained, the Election Period shall begin on the date of separation, with respect to the account balance as of the date of separation.

1.33 ELAPSED TIME A method of determining an Employee's entitlement under the Plan with respect to eligibility to participate, and/or vesting, which is not based on the Employee's completion of a specified number of Hours of Service during a consecutive twelve (12) month period, but rather with reference to the total period of time which elapses during which the Employee is employed by the Employer maintaining the Plan.

If the Employer is a member of an affiliated service group [under Code Section 414(m)], a controlled group of corporations [under Code Section 414(b)], a group of trades or businesses under common control [under Code Section 414(c)] or any other entity required to be aggregated with the Employer pursuant to Code
Section 414(o), Service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under Code Section 414(n) or Code Section 414(o) to be considered an Employee of any Employer aggregated under Code Section 414(b), (c) or (m).

1.34 ELECTIVE DEFERRALS Employer contributions in lieu of cash Compensation made to the Plan on behalf of the Participant pursuant to a Salary Deferral Agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any Simplified Employee Pension Plan with a cash or deferred arrangement as described in Code
Section 408(k)(6), any SIMPLE IRA Plan described in Code Section 408(p), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any Employer contributions made on behalf of a Participant for the purchase of an annuity contract under Code
Section 403(b) pursuant to a Salary Deferral Agreement. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

1.35 ELIGIBLE EMPLOYEE For purposes of the SIMPLE 401(k) Plan provisions, any Employee who is entitled to make Elective Deferrals under the terms of the SIMPLE 401(k) Plan.

1.36 ELIGIBLE EMPLOYER An Eligible Employer means with respect to any Plan Year, an Employer who had no more than one hundred (100) Employees who received at least $5,000 of Compensation from the Employer for the preceding year. In applying the preceding sentence, all Employees of controlled groups of corporations under Code Section 414(b), all Employees of trades or businesses (whether incorporated or not) under common control under Code Section 414(c), all Employees of affiliated service groups under Code Section 414(m), and Leased Employees required to be treated as the Employer's Employees under Code Section 414(n), are taken into account.

An Eligible Employer that elects to have the SIMPLE 401(k) Plan provisions apply to the Plan that fails to be an Eligible Employer for any subsequent year, is treated as an Eligible Employer for the two (2) years following the last year the employer was an Eligible Employer. If the failure is due to any acquisition, disposition, or similar transaction involving an Eligible Employer, the preceding sentence applies only if the provisions of Code Section 410(b)(6)(C)(I) are satisfied.

1.37 ELIGIBLE PARTICIPANT Any Employee who is eligible to make a Voluntary or Required After-tax Contribution or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Actual Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If a Required After-tax Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant even though no Employee contributions are made.

1.38 ELIGIBLE RETIREMENT PLAN An individual retirement account (IRA) as described in Code Section 408(a), an individual retirement annuity (IRA) as described in Code Section 408(b), an annuity plan as described in Code Section 403(a), or a qualified trust as described in Code Section 401(a), which accepts Eligible Rollover Distributions. However, in the case of an Eligible Rollover Distribution paid to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

1.39 ELIGIBLE ROLLOVER DISTRIBUTION An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Participant except that an Eligible Rollover Distribution does not include:

         (a) any distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's Beneficiary, or for a specified period of ten (10) years or more,

         (b) any distribution to the extent such distribution is required under Code Section 401(a)(9),

         (c)      any Hardship withdrawals under Code Section
                  401(k)(2)(B)(i)(IV) received after December 31, 1998, (or if elected by the Employer in accordance with IRS Notice 99-5, received after December 31, 1999).

         (d) the portion of any distribution that would not be includible in gross income if paid to the Participant (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities),

         (e) excess amounts which are returned to a Participant in accordance with paragraphs 7.11, 7.12, 7.13, and 10.2,

         (f) any other distribution(s) that is reasonably expected to total less than $200 during a year,

         (g) corrective distributions of Excess Elective Deferrals under Code Section 402(g), and the income allocable thereto,

         (h) Excess Contributions and Excess Aggregate Contributions under Code Section 401(k) and Code Section 401(m), and the income allocable thereto,

         (i)      PS 58 costs, and

         (j)      dividends paid on securities under Code Section 404(k).

1.40 EMPLOYEE A person employed by an Employer maintaining the Plan (including Self-Employed Individuals and partners). The term Employee shall include Employees of a member of an affiliated service group [as defined in Code Section 414(m)], all Employees of a controlled group of corporations [as defined in Code
Section 414(b)], all Employees of any incorporated or unincorporated trade or business which is under common control [as defined in

Code Section 414(c)], Leased Employees [as defined in Code Section 414(n)], and any Employee required to be aggregated by Code Section 414(o). All such Employees shall be treated as employed by a single Employer.

Leased Employees shall not be Employees for purposes of participation in any Plan established under a Nonstandardized Adoption Agreement, unless otherwise elected by the Employer in the Adoption Agreement. Leased Employees [as defined in Code Sections 414(n) or 414(o)] shall be considered Employees in a Plan established under a standardized Adoption Agreement except as otherwise provided in this paragraph. Exclusion under a standardized Adoption Agreement is available only if Leased Employees do not constitute more than 20% of the recipient Employer's non-highly compensated work force, and the Employer complies with the requirements as outlined in paragraph 2.7, and so elects in the Adoption Agreement.

An individual shall only be treated as an Employee if he or she is reported on the payroll records of the Employer or an employer who is a member of the same controlled group or affiliated service group as a common law employee. The term does not include any other common law employee or any Leased Employee. It is expressly intended that individuals not treated as common law employees by the Employer or a member of the same controlled group or affiliated service group on their payroll records, as identified by a specific job code or work status code, are to be excluded from plan participation even if a court or administrative agency subsequently determines that such individuals are common law employees and not independent contractors.

1.41 EMPLOYER The Self-Employed Individual, partnership, corporation or other organization which adopts this Plan including any entity that succeeds the Employer and adopts this Plan. For purposes of Article X, Limitations on Allocations, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations [as defined in Code Section 414(b) as modified by Code Section 415(h)], all commonly controlled trades or businesses [as defined in Code Section 414(c) as modified by Code Section 415(h)] or affiliated service groups [as defined in Code Section 414(m)] of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

In addition to such required treatment, the Plan Sponsor may, in its discretion, designate as an Employer any business entity which is not such a "common control," "affiliated service group" or "predecessor" business entity which is otherwise affiliated with the Employer, subject to such nondiscriminatory limitations as the Employer may impose.

1.42 ENTRY DATE The date as of which an Employee who has satisfied the Plan's eligibility requirements enters or reenters the Plan, as defined in the Adoption Agreement.

1.43 ERISA The Employee Retirement Income Security Act of 1974, as amended and any successor statute.

1.44 EXCESS AGGREGATE CONTRIBUTIONS The excess, with respect to any Plan Year, of:

         (a) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

         (b) the maximum Contribution Percentage Amounts permitted by the ACP test (determined hypothetically by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

         (c) Such determination shall be made after first determining Excess Elective Deferrals pursuant to paragraph 1.47 and then determining Excess Contributions pursuant to paragraph 1.46.

1.45 EXCESS ANNUAL ADDITIONS The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

1.46 EXCESS CONTRIBUTION With respect to any Plan Year, the excess of:

         (a) the aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

         (b) the maximum amount of such contributions permitted by the ADP Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

1.47 EXCESS ELECTIVE DEFERRALS Those Elective Deferrals that are includible in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under Code Section 402(g). Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

1.48 EXPECTED YEAR OF SERVICE An eligibility computation period during which an Employee in an eligible class is expected to complete a Year of Service. If an Employee who is not expected to complete a Year of Service actually completes a Year of Service during an applicable computation period, he shall be deemed to have become an Employee in the eligible class as of the first day of the eligibility computation period in which he first completes a Year of Service.

1.49 FIRST DISTRIBUTION CALENDAR YEAR For distributions beginning before the Participant's death, the First Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the First Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to paragraph 7.10.

1.50 HARDSHIP An immediate and heavy financial need of the Employee where such Employee lacks other available financial resources to satisfy such financial need.

1.51 HIGHEST AVERAGE COMPENSATION For Limitation Years beginning before January 1, 2000, the average Compensation for the three (3) consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the twelve (12) consecutive month period defined in the Adoption Agreement, or, if not indicated in the Adoption Agreement, as defined in paragraph 1.117.

1.52 HIGHLY COMPENSATED EMPLOYEE Effective for years after December 31, 1996, the term Highly Compensated Employee means any Employee who: (1) is a 5% owner at any time during the year or preceding year, or (2) for the preceding year had Compensation from the Employer in excess of $80,000 and if the Employer so elects in the Adoption Agreement, is in the Top-Paid Group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

For the determination of who is a Highly Compensated Employee, the applicable year of the Plan for which a determination is being made is called a determination year and the preceding twelve (12) month period is called a look-back year. Employees who do not meet the Highly Compensated Employee definition are considered Non-Highly Compensated Employees.

A Highly Compensated former Employee is based on the rules applicable to determining Highly Compensated Employee status in effect for that determination year, in accordance with Section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and IRS Notice 97-45.

In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Code Section 414(q) stated above are treated as having been in effect for years beginning in 1996. In order to be effective, a Top-Paid Group election or calendar year data election must apply consistently to all plans of the Employer that begin with or within the same calendar year.

1.53 HOUR OF SERVICE

         (a) Unless otherwise specified in the Adoption Agreement, each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed, and

         (b) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than five hundred and one (501) Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period need occur in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference, and

         (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         (d) Hours of Service shall be credited for employment with the Employer and with other members of an affiliated service group [as defined in Code Section 414(m)], a controlled group of corporations [as defined in Code Section 414(b)], or a group of trades or businesses under common control [as defined in Code Section 414(c)] of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o) and the Regulations thereunder. Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Code
                  Section 414(o) and the Regulations thereunder.

         (e) Solely for purposes of determining whether a Break in Service, as defined in paragraph 1.14, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. No more than five hundred and one (501) hours will be credited under this paragraph.

(f) Hours of Service shall be determined under the hours counting method as elected by the Employer in the Adoption Agreement. If no election is made, actual hours under the hours counting method will be used.

1.54 INTEGRATION LEVEL The amount of Compensation specified in the Adoption Agreement at or below which the rate of contributions or benefits (expressed in each case as a percentage of such Compensation) provided under the Plan is less than the rate of contributions or benefits (expressed in each case as a percentage of such Compensation) provided under the Plan with respect to Compensation above such level. The Adoption Agreement must specify an Integration Level in effect for the Plan Year for each Participant. No Integration Level in effect for a particular year may exceed the contribution and benefit base ("Taxable Wage Base") under Section 230 [Code Section 3121(a)(1)] of the Social Security Act in effect on the first day of the Plan Year.

1.55 KEY EMPLOYEE Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was:

         (a) an officer of the Employer if such individual's annual Compensation exceeds 50% of the dollar limitation under Code
                  Section 415(b)(1)(A) (the defined benefit maximum annual benefit),

         (b)      an owner or an individual considered an owner under Code
                  Section 318 of one of the ten (10) largest interests in the Employer if such individual's Compensation exceeds 100% of the dollar limitation under Code Section 415(c)(1)(A) and such ownership exceeds 1/2%,

         (c)      a more than 5% owner of the Employer, or

         (d) a 1% owner of the Employer who has an annual Compensation of more than $150,000.

The determination period is the Plan Year containing the Top-Heavy Determination Date and the four (4) preceding Plan Years. The determination of Key Employee status will be made in accordance with Code Section 416(i)(1) and the Regulations thereunder.

1.56 LEASED EMPLOYEE Effective for Plan Years beginning after December 31, 1996, any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient [or for the recipient and related persons determined in accordance with Code Section 414(n)(6)] on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction or control of the recipient Employer. If a Leased Employee is treated as an Employee by reason of this paragraph 1.56, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

1.57 LIMITATION YEAR The calendar year or such other twelve (12) consecutive month period designated by the Employer in the Adoption Agreement for purposes of determining the maximum Annual Additions to a Participant's account. All Qualified Plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. If no designation is made on the Adoption Agreement, the Limitation Year will automatically default to the Plan Year.

1.58 MASTER OR PROTOTYPE PLAN A plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

1.59 MATCHING CONTRIBUTION An Employer contribution made to this or any other Defined Contribution Plan on behalf of a Participant on account of a Voluntary or Required After-tax Contribution made by such Participant, or on account of a Participant's Elective Deferral made by such Participant under a Plan maintained by the Employer.

1.60 MAXIMUM PERMISSIBLE AMOUNT The maximum Annual Additions that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:

         (a)      the Defined Contribution Dollar Limitation, or

         (b)      25% of the Participant's Compensation for the Limitation Year.

The Compensation limitation referred to in (b) shall not apply to any contribution for medical benefits [within the meaning of Code Section 401(h) or Code Section 419A(f)(2)] which is otherwise treated as an Annual Addition under Code Sections 415(l)(1) or 419(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

1.61 NET PROFIT The current and accumulated operating earnings of the Employer after Federal and state income taxes, excluding nonrecurring or unusual items of income, and before contributions to this and any other Qualified Plan of the Employer, unless the Employer has elected a different definition in the Adoption Agreement.

1.62 NORMAL RETIREMENT AGE The age set by the Employer in the Adoption Agreement, not to exceed age sixty-five (65), at which a Participant becomes fully vested and is eligible to retire and receive his or her benefits under the Plan.

1.63 NORMAL RETIREMENT DATE The date on which the Participant attains the Normal Retirement Age as elected in the Adoption Agreement. If no election is made on the Adoption Agreement, it shall mean the date on which a Participant attains his or her Normal Retirement Age.

1.64 OWNER-EMPLOYEE A sole proprietor or a partner owning more than 10% of either the capital or profits interest of the partnership.

1.65 PAIRED PLANS Two (2) or more plans which are either a combination of two
(2) or more standardized Defined Contribution Plans or a combination of one (1) or more standardized Defined Contribution Plan(s) and one (1) Defined Benefit Plan offered by the same sponsor, which have been designed so that any single Plan, or combination of Plans adopted by an Employer, where each Plan by itself or the Plans together will meet the requirements of the antidiscrimination rules, the contribution and benefit limitations, and the Top-Heavy provisions of Code Sections 401(a)(4), 415 and 416.

1.66 PARTICIPANT Any current Employee who met the applicable eligibility requirements and reached his or her Entry Date and, where the context so requires, pursuant to the terms of the Plan, any living former Employee on whose behalf an Account is maintained or former Employee who has met the eligibility requirements.

1.67 PARTICIPANT'S BENEFIT With respect to required distributions pursuant to paragraph 7.4, the account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year increased by the amount of any contributions or forfeitures allocated to the account balance as of the dates in the calendar year after the Valuation Date and decreased by distributions made in the calendar year after the Valuation Date. A special exception exists for the second Distribution Calendar Year. For purposes of this paragraph, if any portion of the minimum distribution for the First Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

1.68 PERIOD OF SEVERANCE For Plans using Elapsed Time for purposes of crediting
Service:

         (a) a Break in Service shall mean a Period of Severance of at least twelve (12) months;

         (b) a Period of Severance is a continuous period of time during which the Employee is not employed by the Employer;

         (c) a Period of Severance begins on the date the Employee retires, quits, or is discharged, or if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from Service.

1.69 PERMISSIVE AGGREGATION GROUP The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

1.70 PLAN The Defined Contribution Plan of the Employer in the form of this Prototype Defined Contribution Plan and the applicable Adoption Agreement executed by the Employer as may be amended from time to time (which includes any addendum thereto). The Plan shall have the name specified in the Adoption Agreement.

1.71 PLAN ADMINISTRATOR The Employer or individual(s) or entity(ies) appointed by the Employer to administer the Plan as provided at paragraph 12.1 herein.

1.72 PLAN SPONSOR The Employer who adopts this Prototype Defined Contribution Plan and accompanying Adoption Agreement.

1.73 PLAN YEAR The twelve (12) consecutive month period designated by the Employer in the Adoption Agreement. If the Employer maintains Paired Plans under Basic Plan Document #01, each Plan established thereunder must have the same Plan Year.

1.74 PRESENT VALUE The actuarial equivalent of a Participant's accrued benefit under a Defined Benefit Plan maintained by the Employer expressed in the form of a lump sum. Actuarial equivalence shall be based on reasonable interest and mortality assumptions determined in accordance with the Top-Heavy provisions of the respective plan. Present Value is used for the purposes of the Top-Heavy test and the determination with respect thereto.

1.75 PRIOR PLAN YEAR The Plan Year immediately preceding the current Plan Year.

1.76 PRIOR SAFE HARBOR PLAN A Target Benefit Plan that:

         (a)      was adopted and in effect on September 19, 1991,

         (b) which on that date contained a Stated Benefit Formula applicable to Target Benefit Plans that took into account Service prior to that date, and

         (c) satisfied the applicable nondiscrimination requirements for Target Benefit Plans for those prior years. For purposes of determining whether a plan satisfies the applicable nondiscrimination requirements for Target Benefit Plans for Plan Years beginning before January 1, 1994, no amendments after September 19, 1991, other than amendments necessary to satisfy Code Section 401(l), will be taken into account.

1.77 PROJECTED ANNUAL BENEFIT For Limitation Years beginning before January 1, 2000, the annual retirement benefit (adjusted to an actuarial equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of a Defined Benefit Plan or Plans, assuming:

         (a) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

         (b) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

1.78 PROJECTED PARTICIPATION For purposes of determining a Participant's stated benefit, a Participant's years of Projected Participation under the Plan is the sum of (a) and (b), where

         (a) is the number of years during which the Participant benefited under this Plan beginning with the latest of:

                  (1) the first Plan Year in which the Participant benefited under the Plan,

                  (2) the first Plan Year taken into account in the Stated Benefit Formula, and

                  (3) any Plan Year immediately following a Plan Year in which the Plan did not satisfy the safe harbor for Target Benefit Plans in Regulations Section 1.401(a)(4)-8(b)(3), and ending with the last day of the current Plan Year, and

         (b) is the number of years if any, subsequent to the current Plan Year through the end of the Plan Year in which the Participant attains Normal Retirement Age.

For purposes of this definition of years of Projected Participation, if this Plan is a Prior Safe Harbor Plan, the Plan is deemed to satisfy the safe harbor for Target Benefit Plans in Regulations Section 1.401(a)(4)-8(b)(3) and a Participant is treated as benefiting under the Plan in any Plan Year beginning prior to January 1, 1994.

1.79 QUALIFIED DOMESTIC RELATIONS ORDER (QDRO ORDER) A Qualified Domestic Relations Order (QDRO) is a signed domestic relations order issued by a state court or agency which creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's Plan benefit and which meets the requirements of Code Section 414(p). An alternate payee is a Spouse, former Spouse, child, or other dependent who is treated as a Beneficiary under the Plan as a result of the QDRO. Unless elected otherwise by the Employer in the Adoption Agreement, the earliest date for payment of a QDRO to an alternate payee, is the date upon which the order is deemed qualified.

1.80 QUALIFIED EARLY RETIREMENT AGE For purposes of paragraph 8.9, Qualified Early Retirement Age is the latest of:

         (a) the earliest date under the Plan on which the Participant may elect to receive retirement benefits, or

         (b) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

         (c)      the date the Participant begins participation.

1.81 QUALIFIED JOINT AND SURVIVOR ANNUITY (QJSA) An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is at least 50% of but not more than 100% of the annuity payable during the joint lives of the Participant and the Participant's Spouse. The exact amount of the survivor annuity is to be specified by the Employer in the Adoption Agreement. If not designated by the Employer, the survivor annuity will be 50% of the amount paid to the Participant during his or her lifetime. The Qualified Joint and Survivor Annuity will be the amount of benefit which can be provided by the Participant's Vested Account Balance.

1.82 QUALIFIED MATCHING CONTRIBUTIONS (QMACS) Matching contributions which when made are subject to the distribution and nonforfeitability requirements under Code Section 401(k).

1.83 QUALIFIED NON-ELECTIVE CONTRIBUTIONS (QNECS) Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan, that are nonforfeitable when made, and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

1.84 QUALIFIED PLAN Any pension, profit-sharing, stock bonus, or other plan which meets the requirements of Code Section 401 and includes a trust exempt from tax under Code Section 501(a) or any annuity plan described in Code Section 403(a).

1.85 QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY An annuity for the life of the Surviving Spouse of a Participant the actuarial equivalent of which is not less than 50% of the vested Participant's Account Balance as of the date of the Participants' death, as elected by Employer in the Adoption Agreement. If no election is made on the Adoption Agreement the Qualified Pre-Retirement Survivor Annuity shall be 50% of the Participant's Vested Account Balance as of the date of the death of the Participant, unless the Employer in a prior version of the Adoption Agreement or Plan, had elected that the Qualified Pre-Retirement Survivor Annuity be 100% of the Account Balance.

1.86 QUALIFIED VOLUNTARY CONTRIBUTION A tax-deductible Voluntary Employee Contribution which was permitted to be made for the tax years 1982 through 1986. This type of contribution is no longer permitted to be made by a Participant. This Plan shall accept such type of contribution if made in a prior plan and an appropriate recordkeeping account will be established on behalf of the Participant.

1.87 REQUIRED AGGREGATION GROUP A group of plans including:

         (a) each Qualified Plan of the Employer in which at least one (1) Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and

         (b) any other Qualified Plan of the Employer which enables a plan described in (a) to meet the requirements of Code Sections 401(a)(4) or 410.

1.88 REQUIRED BEGINNING DATE The date on which a Participant is required to take his or her first minimum distribution under the Plan as elected by the Employer in the Adoption Agreement. The rules regarding the determination of the Required Beginning Date are set forth at paragraph 7.5 herein.

1.89 REQUIRED AFTER-TAX CONTRIBUTIONS Employee after-tax contributions required as a condition of participation in the Plan.

1.90 ROLLOVER CONTRIBUTION A contribution made by a Participant of an amount distributed to such Participant from another Qualified Plan in accordance with Code Section 402(c).

1.91 SALARY DEFERRAL AGREEMENT An agreement between the Employer and an Employee where the Employee authorizes the Employer to withhold a specified percentage or dollar amount of his or her Compensation (otherwise payable in cash) for deposit to the Plan on behalf of such Employee.

1.92 SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE) A plan adopted by an Eligible Employer under Code Section 401(k)(11) under which Eligible Employees are permitted to make Elective Deferrals to a Qualified Plan established under the SIMPLE 401(k) Plan Adoption Agreement.

1.93 SELF-EMPLOYED INDIVIDUAL An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established including an individual who would have had Earned Income but for the fact that the trade or business had no Net Profit for the taxable year.

1.94 SERVICE The period of current or prior employment with the Employer including any imputed period of employment which must be counted under USERRA. If the Employer maintains a plan of a predecessor employer, service for such predecessor shall be treated as Service for the Employer for the purpose(s) specified in the Adoption Agreement. Service is determined under an hours counting method or Elapsed Time method as selected by the Employer in the Adoption Agreement.

If the Employer has elected to use the Elapsed Time method to determine eligibility and/or vesting Service, the aggregate of the following (applied without duplication and except for periods of Service that may be disregarded under paragraph 9.6):

         (a) Each period from an Employee's date of hire (or reemployment date) to his next Severance Date; and

         (b) If an Employee performs an Hour of Service within twelve (12) months of a Severance Date, the period from such Severance Date to such Hour of Service. Service shall be credited for all periods whether the Employee is employed by an Employer or an Affiliate.

Service shall be measured in whole years and fractions of a year in months. For this purpose, (a) periods of less than a full year shall be aggregated on the basis that twelve (12) months or three hundred and sixty five (365) days equals a year, and (b) in aggregating days into months, thirty (30) days shall be rounded up to the nearest whole month. For purposes of determining Service, "Date of Hire" means the date on which an Employee first completes an Hour of Service and "Reemployment Date" means the date on which an Employee first completes an Hour of Service after a Severance Date.

If the Employer is a member of an affiliated service group [under Code Section 414(m)], a controlled group of corporations [under Code Section 414(b)], a group of trades or businesses under common control [under Code Section 414(c)] or any other entity required to be aggregated with the Employer pursuant to Code
Section 414(o), Service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under Code Section 414(n) or Code Section 414(o) to be considered an Employee of any Employer aggregated under Code Section 414(b),
(c), or (m).

1.95 SEVERANCE DATE The date which is the earlier of:

         (a) the date on which an Employee quits, retires, is discharged or dies; or

         (b) the first anniversary of the first date of a period in which an Employee remains continuously absent from Service with an Employer or affiliate (with or without pay) for any reason other than quit, retirement, discharge or death.

1.96 SEVERANCE PERIOD Each period from an Employee's Severance Date to his next Reemployment Date.

1.97 SERVICE PROVIDER An individual or business entity who is retained by the Plan Administrator on behalf of the Plan to provide specified administrative services to the Plan.

1.98 SHAREHOLDER EMPLOYEE An Employee or officer who owns [or is considered as owning within the meaning of Code Section 318(a)(1)], on any day during the taxable year of an electing small business corporation (S Corporation), more than 5% of such corporation's outstanding stock.

1.99 SIMPLIFIED EMPLOYEE PENSION PLAN A plan under which the Employer makes contributions for eligible Employees pursuant to a written formula. Contributions are made to an individual retirement account which meets the requirements of Code Section 408(k).

1.100 SPONSOR The institution or entity and any of its affiliates or any successor or assigns thereto identified in the Adoption Agreement who makes this Prototype Defined Contribution Plan available to adopting Employers.

1.101 SPOUSE The individual to whom a Participant is married, or was married in the case of a deceased Participant who was married at the time of his or her death. A former Spouse will be treated in the same manner as a Spouse to the extent provided under a Qualified Domestic Relations Order as described in Code
Section 414(p).

1.102 STATED BENEFIT FORMULA The formula elected by the Employer in the Adoption Agreement expressed in the form of a straight life annuity without a term certain, refund feature or survivor benefit.

1.103 SUPER TOP-HEAVY PLAN A Plan described at paragraph 1.106 under which the Top-Heavy Ratio exceeds 90%.

1.104 TAXABLE WAGE BASE For plans with an allocation formula which takes into account the Employer's contribution under the Federal Insurance Contributions Act (FICA), the contribution and benefit base in effect under the Social Security Act (Section 203) at the beginning of the Plan Year.

1.105 TOP-HEAVY DETERMINATION DATE For the first Plan Year of the Plan, the last day of the first Plan Year. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year.

1.106 TOP-HEAVY PLAN For any Plan Year, the Employer's Plan is Top-Heavy if any of the following conditions exist:

         (a) The Top-Heavy Ratio for the Employer's Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

         (b) The Employer's Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

         (c) The Employer's Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

1.107 TOP-HEAVY RATIO

         (a) If the Employer maintains one or more Defined Contribution Plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any Defined Benefit Plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone, or for the Required or Permissive Aggregation Group as appropriate, is a fraction,

                  (1) the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) [including any part of any account balance distributed in the five year period ending on the Determination Date(s)], and

                  (2) the denominator of which is the sum of all account balances [including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)], both computed in accordance with Code Section 416 and the Regulations thereunder.

                  Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date but which is required to be taken into account on that date under Code Section 416 and the Regulations thereunder.

         (b) If the Employer maintains one or more Defined Contribution Plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated Defined Contribution Plan or Plans for all Key Employees, determined in accordance with (a) above, and the Present Value of accrued benefits under the aggregated Defined Benefit Plan or Plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated Defined Contribution Plan or Plans for all Participants, determined in accordance with (a) above, and the Present Value of accrued benefits under the Defined Benefit Plan or Plans for all Participants as of the Determination Date(s), all determined in accordance with Code Section 416 and the Regulations thereunder. The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

         (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Code Section 416 and the Regulations thereunder for the first and second Plan Years of a Defined Benefit Plan. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year, or who has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code
                  Section 416 and the Regulations thereunder. Qualified Voluntary Employee Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

1.108 TOP-PAID GROUP The group consisting of the top 20% of Employees when ranked on the basis of Compensation paid during such year. For purposes of determining the number of Employees in the group (but not who is in it), Employees identified in (a) through (d) may be excluded and Employees identified in (e) through (f) shall be excluded:

         (a) Employees who have not completed six (6) months of Service by the end of the year;

         (b) Employees who normally work less than seventeen and one-half (17 1/2) hours per week by the end of the year;

         (c) Employees who normally work not more than six (6) months during any year;

         (d) Employees who have not attained age twenty-one (21) by the end of the year;

         (e) Employees included in a collective bargaining unit, covered by an agreement between Employee representatives and the Employer, where retirement benefits were the subject of good faith bargaining, if they constitute at least 90% of the Employer's workforce and the Plan covers only non-union Employees; and

         (f) Employees who are nonresident aliens and who receive no Earned Income which constitutes income from sources within the United States.

1.109 TRANSFER CONTRIBUTION A non-taxable transfer of a Participant's benefit directly from a Qualified Plan to this Plan. This type of transfer does not constitute constructive receipt of plan assets.

1.110 TRUST The trust established in conjunction with the Plan, together with any and all amendments thereto which holds assets of the Plan held by or in the name of the Trustee or Custodian.

1.111 TRUSTEE An individual, individuals or corporation and any of its affiliates or any successor or assigns (who may be the Sponsor or an affiliate) who are appointed or assigned in the Adoption Agreement or any duly appointed successor or assigns as provided for in paragraph 13.19.

1.112 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994 (USERRA) The Uniformed Services Employment and Reemployment Rights Act of 1994, as amended. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, Plan loan repayment, suspensions and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

1.113 VALUATION DATE The last day of the Plan Year and such other date(s) as specified in the Adoption Agreement on which the fair market value of Plan assets is determined. The Trustee and/or Custodian must also value the Trust on such other Valuation Dates as directed by the Plan Administrator.

1.114 VESTED ACCOUNT BALANCE The aggregate value of the Participant's Vested Account Balances derived from Employer and Employee contributions (including Rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of
Article VIII shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

1.115 VOLUNTARY AFTER-TAX CONTRIBUTION Any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

1.116 WELFARE BENEFIT FUND Any fund that is part of a plan of the Employer, or has the effect of a plan, through which the Employer provides welfare benefits to Employees or their beneficiaries. For these purposes, Welfare Benefit means any benefit other than those with respect to which Code Section 83(h) (relating to transfers of property in connection with the performance of services), Code
Section 404 (relating to deductions for contributions to an Employees' trust or annuity and Compensation under a deferred payment plan), Code Section 404A (relating to certain foreign deferred compensation plans) apply. A "Fund" for purposes of this paragraph, is any social club, voluntary employee benefit association, supplemental unemployment benefit trust or qualified group legal service organization described in Code Section 501(c)(7), (9), (17) or (20); any trust, corporation, or other organization not exempt from income tax, or to the extent provided in regulations, any account held for an Employer by any person.

1.117 YEAR OF SERVICE

         (a) If elected in the Adoption Agreement, the hours counting method will be used in determining either an Employee's initial or continuing eligibility to participate in the Plan, or the nonforfeitable interest in the Participant's account balance derived from Employer contributions. A Year of Service is a twelve (12) consecutive month period in which an Employee has completed one-thousand (1,000) Hours of Service (or such lower number as is specified in the Adoption Agreement).

                  (1) The eligibility computation period starts with the day the Employee first performs an Hour of Service and is a twelve (12) consecutive month period during which the Employee has completed the number of Hours of Service [not to exceed one-thousand (1,000)] as elected in the Adoption Agreement.

                  (2) The vesting computation period is a twelve (12) consecutive month period as elected by the Employer in the Adoption Agreement during which the Employee completed the number of Hours of Service [not to exceed one-thousand (1,000)] as elected in the Adoption Agreement. If no election is made, the Plan Year shall be used provided that in the event the Plan Year is changed, the "vesting computation period" shall be the twelve (12) consecutive month period determined in accordance with Department of Labor Regulation Section 2530.203-2(c), the provisions of which are incorporated herein by reference.

         (b) If elected in the Adoption Agreement, the Elapsed Time method will be used in determining either an Employee's initial or continuing eligibility to participate in the Plan, or the nonforfeitable interest in the Participant's account balance derived from Employer contributions. An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service for the Employer. An Employee will also receive credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days. Years of Service will be determined in accordance with paragraph 1.94.

                  (1) A Break in Service under the Elapsed Time method is a Period of Severance of at least twelve (12) consecutive months. A Period of Severance is a continuous period of time during which the Employee is not employed by the Employer. The continuous period begins on the date the Employee retires, quits, is discharged or if earlier, the first twelve
                           (12) month anniversary of the date on which the Employee is first absent from Service.

                  (2) In the case of an individual who is absent from work for maternity or paternity reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first date of such absence from work for maternity or paternity reasons (a) by reason of the pregnancy of the individual, (b) by reason of the birth of the child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         (c) Each Employee will share in Employer contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee terminates employment with the Employer or is no longer a member of an eligible class of Employees.

         (d) If two (2) Years of Service are required as a condition of eligibility, a Participant will only have completed two (2) Years of Service for eligibility purposes upon the actual completion of two (2) consecutive Years of Service.

         (e) The Employer may elect in the Adoption Agreement for purposes of determining a Participant's vested interest to disregard Years of Service prior to:

                  (1) the time the Employer or any affiliate maintained the Plan or any predecessor plan; and

                  (2) an Employee's attainment of a certain age, not to exceed age eighteen (18).

         (f) An Employee's Years of Service under this Plan may be determined using the hours counting method or the Elapsed Time method or both. Unless otherwise elected in the Adoption Agreement, Years of Service shall be determined using the hours counting method on the basis of actual hours worked.

         (g) If the Plan determines Service for a given purpose on one basis and an Employee transfers to Employment covered by this Plan from Employment covered by another Qualified Plan which determines Service for such purpose on the other basis, and if the Employee's Service for the period during which he was covered by such other plan is required to be taken into consideration under this Plan for that purpose, then the following rules shall apply:

                  (1) If such Service was determined under the other plan using the hours counting method, then the period so taken into consideration through the close of the computation period in which such transfer occurs shall be:

                           (i) the number of Years of Service credited to the Employee for such purpose under such other plan as of the start of such computation period, and

                           (ii) for the computation period in which such transfer occurs, the greater of:

                                    (A)      his Service for such period as of
                                             the date of transfer determined
                                             under the rules of such other plan,
                                             or

                                    (B)      his Service for such period
                                             determined under the Elapsed Time
                                             rules of this Plan.

                           Service after the close of that computation period shall be determined for such purpose solely under the Elapsed Time rules of this Plan.

                  (2) If such Service was determined under the other plan using the Elapsed Time method, then the period taken into consideration shall be (1) the number of one-year periods of Service credited to the Employee under such other plan as of the date of the transfer, and (2) for the computation period which includes the date of transfer, the Hours of Service equivalent to any fractional part of a Year of Service credited to him under such other plan. In determining such equivalency, the Employee shall be credited with one-hundred-ninety (190) Hours of Service for each month or fraction thereof.

If this Plan is an amendment and continuation of another Qualified Plan or if this Plan is amended and an effect of the amendment is to change the basis on which Years of Service are determined, the foregoing rules shall be applied as if each Employee had transferred employment on the effective date of such amendment.

If no election is made on the Adoption Agreement, the Plan will define a Year of Service as a twelve (12) consecutive month period in which an individual has completed one-thousand (1,000) Hours of Service under the hours counting method.

                                   ARTICLE II

                            ELIGIBILITY REQUIREMENTS


2.1 ELIGIBILITY Employees who meet the eligibility requirements in the Adoption Agreement on the Effective Date of the Plan shall become Participants as of the Effective Date of the Plan. If elected in the Adoption Agreement, all Employees employed on the Effective Date of the Plan may participate, even if they have not satisfied the Plan's specified eligibility requirements. Employees hired after the Effective Date of the Plan, upon meeting the eligibility requirements, shall become Participants on the applicable Entry Date. For amended and restated Plans, Employees who were Participants in the Plan prior to the Effective Date will continue to participate in the Plan, regardless of whether the Employee satisfies the eligibility requirements in the restated or amended Plan, unless otherwise elected in the Adoption Agreement. If no age and Service requirement are elected in the Adoption Agreement, an Employee will become a Participant on the date the individual first performs an Hour of Service for the Employer. The Employee must satisfy the eligibility requirements specified in the Adoption Agreement and be employed on the Entry Date to become a Participant in the Plan.

         (a) In the event that an Employee has satisfied the eligibility requirements, but is not employed on the applicable Entry Date, such Employee will become a Participant for the purpose(s) for which an Employee had previously qualified upon his or her rehire.

         (b) Except as otherwise provided in the Adoption Agreement, all Years of Service will be counted for purposes of determining whether an Employee has satisfied the Plan's Service eligibility requirement, if any. If a Participant has a Break in Service or Period of Severance, Service before that Break in Service or Period of Severance shall be reinstated as of the date the Employee is credited with an Hour of Service after incurring such Break in Service or Period of Severance.

         (c) In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and Service requirements and would have previously become a Participant had he or she been in an eligible class.

         (d) A former Participant shall be eligible to authorize Elective Deferrals and may make other Employee Contributions as permitted under the Plan as of the date on which the individual is rehired. Such contributions shall resume immediately (or as soon as administratively feasible) on or after his or her date of rehire. A former Employee who had become a Participant for the purpose of Employer contributions shall again become a Participant with respect to Employer Contributions on the date on which the individual is rehired.

         (e) An Employee who has become a Participant under the Plan will remain a Participant for as long as an account is maintained under the Plan for his or her benefit, or until his or her death, if earlier.

         (f) Each Employee will share in Employer contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee terminates employment with the Employer or is no longer a member of an eligible class of Employees.

2.2 DETERMINATION OF ELIGIBILITY The Plan Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information provided by the Employer. Such determination shall be conclusive and binding on all individuals except as otherwise provided herein or by operation of law.

2.3 CHANGE IN CLASSIFICATION OF EMPLOYMENT In the event a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees (as elected by the Employer in the Adoption Agreement), Elective Deferrals and/or other Employee contributions will cease as soon as administratively practicable after the Participant becomes ineligible. Such Participant shall participate for the purpose(s) for which the Participant had previously qualified immediately (or as soon as administratively feasible) upon his or her return to an eligible class of Employees.

2.4 PARTICIPATION A Year of Service for participation in the Plan is an eligibility computation period during which an Employee completes the Hours of Service requirement [one-thousand (1,000) hours or less] elected by the Employer in the Adoption Agreement. If the Plan utilizes the Elapsed Time method of crediting Service, an eligibility computation period for which the Employee receives credit for a Year of Service will be determined under the Service crediting rules of paragraph 1.117.

The initial eligibility computation period shall be the twelve (12) consecutive month period beginning on the Employee's employment commencement date (the first day an Employee completes an Hour of Service for the Employer). The Plan will measure succeeding eligibility computation periods based on the Plan Year, unless otherwise elected in the Adoption Agreement. Where the subsequent computation periods are calculated on the basis of the Plan Year, an Employee who receives credit for the required number of Hours of Service during the initial computation period and then earns an additional Year of Service credit during the Plan Year commencing during the subsequent twelve (12) month period will be credited with two (2) Years of Service for purposes of eligibility to participate.

An Employer may specify in the Adoption Agreement a Service requirement for eligibility for participation in the Plan after completion of a specified number of months or Hours of Service. Any Service requirement based on months of Service may not require an Employee to complete more than one (1) Year of Service [one-thousand (1,000) Hours of Service] in a twelve (12) consecutive month period, or if applicable, two (2) Years of Service.

2.5 EMPLOYMENT RIGHTS Participation in the Plan shall not confer upon a Participant any employment rights, nor shall it interfere with the Employer's right to terminate the employment of any Employee at any time.

2.6 SERVICE WITH CONTROLLED GROUPS All Years of Service with other members of a controlled group of corporations [as defined in Code Section 414(b)], trades or businesses under common control [as defined in Code Section 414(c)], or members of an affiliated service group [as defined in Code Section 414(m)] and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o) shall be credited for purposes of determining an Employee's eligibility to participate.

2.7 LEASED EMPLOYEES A Leased Employee shall be treated as an Employee of the recipient Employer. Notwithstanding the foregoing, a Leased Employee shall not be considered an Employee of the recipient Employer for purposes of participation in any Plan established under a Nonstandardized Adoption Agreement, unless otherwise elected in the Adoption Agreement. Contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

A Leased Employee shall not be considered an Employee of the recipient if such Employee is covered by a money purchase pension plan sponsored by the leasing organization providing:

         (a) a non-integrated Employer contribution rate of at least 10% of Compensation [as defined in Code Section 415(c)(3)], but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) or 403(b),

         (b)      immediate participation, and

         (c)      full and immediate vesting.

This exclusion is only available if Leased Employees do not constitute more than 20% of the recipient's Non-Highly Compensated work force. The Plan Administrator must apply this paragraph 2.7 consistent with Code Sections 414(n) and 414(o) and the Regulations issued thereunder. The Employer must specify in an addendum to the Adoption Agreement the manner in which the Plan will determine the allocation of Employer contributions and

Participant forfeitures on behalf of a Participant if the Participant is a Leased Employee covered by a plan maintained by the leasing organization.

2.8 THRIFT PLAN The Employer may make an election in the Adoption Agreement to require Employee after-tax contributions (Required After-tax Contributions) as a condition of participation in the Plan. The Employer shall notify each eligible Employee of his or her eligibility for participation prior to the appropriate Entry Date. The Employee shall indicate his or her intention to join the Plan by authorizing the Employer to withhold a percentage of his or her Compensation as provided in the Plan. Such authorization shall be returned to the Employer within the time prescribed. The Employee may decline participation by so indicating in accordance with the procedures prescribed by the Employer. If the Employee declines to participate, such Employee shall be given the opportunity to join the Plan on any subsequent Entry Date.

2.9 TARGET BENEFIT PLAN A Target Benefit Plan may be established by executing a Target Benefit Plan Adoption Agreement. The Employer shall notify each eligible Employee of his or her eligibility for participation prior to the appropriate Entry Date. The Employer will make contributions for each Participant in level annual contributions which will fund the Participant's target benefit at the Plan's Normal Retirement Age.

2.10 DAVIS-BACON PLAN A Davis-Bacon Plan may be established by executing a Davis-Bacon Plan Adoption Agreement. The Employer shall notify each Employee covered by any Davis Bacon or prevailing wage contract of his or her eligibility for participation prior to the appropriate Entry Date. The Employer will make contributions for each Participant in accordance with the formula or any public contract subject to the Davis-Bacon Act or to any other Federal, state or municipal prevailing wage law as specified in the Adoption Agreement or the schedule attached thereto.

For the purposes of this paragraph, Employees covered by a Davis Bacon or prevailing wage contract will be those who are included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Regulations. For this purpose, the term "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

2.11 WAIVER OF PARTICIPATION A Plan established under a standardized Adoption Agreement may not permit an otherwise eligible Employee or Participant to elect not to participate in the Plan. A Plan established under a Nonstandardized Adoption Agreement may treat Employees who waive participation in the Plan as a nondiscriminatory class of Employees who are ineligible to participate therein by making the proper designation in the Adoption Agreement. Waivers of Plan participation must not constitute cash or deferred arrangements [within the meaning of Code Section 401(k)] or they shall be ineffective. A waiver shall not be considered a cash or deferred arrangement if it is irrevocable, applies to all Plans maintained by the Employer, and is made prior to the date on which the Employee is first eligible to participate in the Plan of the Employer. The Plan Administrator shall establish uniform and nondiscriminatory procedures as it deems necessary to carry out this provision including, but not limited to, rules prescribing the timing and filing of elections not to participate. The Plan Administrator shall determine the propriety of any such waiver.

An Employee or Participant continues to earn credit for each Year of Service for eligibility or vesting purposes he or she completes and his or her account (if any) will share in the gains or losses of the Plan during the periods he or she elects not to participate.

2.12 OMISSION OF ELIGIBLE EMPLOYEE If, in any Plan Year, an Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his or her Employer for the Plan Year has been made, the Employer shall make any such correction regarding the Employee's eligibility under one of IRS approved correction programs.

2.13 INCLUSION OF INELIGIBLE EMPLOYEE If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the Plan Year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible individual regardless of the deductibility of the contribution in question. The contribution and any earnings made with respect to the ineligible person shall be forfeited in the Plan Year in which the discovery is made. If any person made Elective Deferrals erroneously, the Elective Deferrals and the associated earnings shall be distributed to that individual in the Plan Year in which the discovery was made. Alternatively, the Employer may determine if an alternative correction method may be available and use said method to make the correction.

                                   ARTICLE III

                             EMPLOYER CONTRIBUTIONS


3.1 CONTRIBUTION AMOUNT

         (a) The Employer will make periodic contributions to the Plan in accordance with the contribution formula or formulas elected in the Adoption Agreement.

         (b) The Employer shall also make Matching, Top-Heavy minimum contributions and any other Employer contribution for the benefit of Participants who are covered by USERRA. Employer Matching Contributions under USERRA shall be made in the Plan Year for which the Participant exercises his or her right to make-up Elective Deferrals and/or other Employee contributions for prior years. Top-Heavy minimum contributions and other Employer contributions for USERRA protected Service shall be made during the Plan Year in which the individual returns to employment with the Employer.

         (c) Employer contributions required under USERRA are not increased or decreased with respect to Plan investment earnings for the period to which such contributions relate. The Employer's contribution for any Plan Year shall be subject to the limitations on allocations contained in Article X.

3.2 CONTRIBUTION AMOUNT FOR A SIMPLE 401(k) PLAN If the Employer has executed the SIMPLE 401(k) Adoption Agreement the provisions of the following paragraphs shall apply for a Plan Year if the Employer is an Eligible Employer and no contributions are made or benefits accrued for services during the Plan Year on behalf of any Eligible Employee under any other plan, contract, pension or trust described in Code Section 219(g)(5)(A) or (B) maintained by the Employer.

         (a) SIMPLE 401(k) MATCHING CONTRIBUTION FORMULA - For each Plan Year, the Employer shall contribute and allocate to each Eligible Employee's account an amount equal to the Employee's Elective Deferral contribution up to a limit of 3% of the Employee's Compensation for the full Plan Year. If the Employer elects in the Adoption Agreement to make the Non-Elective Contribution as specified in paragraph 3.2(b) below, this Matching Contribution will not be made.

         (b) SIMPLE 401(k) NON-ELECTIVE CONTRIBUTION FORMULA - For any Plan Year, the Employer may elect to contribute a Non-Elective Contribution of 2% of Compensation for the full Plan Year for each Eligible Employee who received at least $5,000 of Compensation (or such lesser amount as elected by the Employer in the SIMPLE 401(k) Plan Adoption Agreement) for the Plan Year. The allocation thereof shall be unrelated to any Participant Elective Deferral contributions made hereunder. If the Employer elects in the Adoption Agreement to make the Non-Elective Contribution for a Plan Year, the Employer shall not make the Matching Contribution described in paragraph 3.2(a) above with respect to the same Plan Year. The Employer shall notify Eligible Employees within a reasonable period of time (before the sixtieth day) prior to the beginning of each Plan Year of its election to make the 2% Non-Elective Contribution in lieu of the Matching Contribution.

         (c) The provisions of the Plan implementing the limitations of Code Section 415 apply to contributions made pursuant to paragraphs 3.2(a) and (b).

         (d) In the event that the contribution and allocation formula above results in an Excess Annual Addition, such excess shall be corrected as provided for at paragraph 10.2 of the Basic Plan Document #01. The Employer's contribution for any Plan Year shall be subject to the overall limitations on allocations contained in Article X.

         (e) No other Employer or Employee contributions may be made to the SIMPLE 401(k) Plan for the Plan Year other than Elective Deferrals described in paragraph 4.8, Matching or Non-Elective Contributions described in paragraphs 3.2(a) and (b), and Rollover Contributions described in Regulations Section 1.402(c)-2, Q&A1 (a).

         (f) In the event the deduction of a contribution made by the Employer is disallowed under Code Section 404, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

         (g) All benefits attributable to contributions described in paragraphs 3.2(a) and (b) are nonforfeitable at all times, and all previous contributions made under the Plan provisions are nonforfeitable as of the beginning of the Plan Year the SIMPLE 401(k) provisions apply.

3.3 RESPONSIBILITY FOR CONTRIBUTIONS The Trustee, the Sponsor or the Custodian shall not be required to determine if the Employer has made a contribution or if the amount contributed from its general assets is in accordance with the Code and the PROVISIONS elected in the Adoption Agreement. The Employer shall have sole responsibility in this regard. The Trustee shall be accountable solely for contributions actually received within the limits of Article X.

3.4 RETURN OF CONTRIBUTIONS Contributions made to the Plan by the Employer shall be irrevocable except as provided below:

         (a) Any contribution forwarded to the Trustee or Custodian due to a mistake of fact, provided that the contribution is returned to the Employer within one year of the date of the contribution. The Trustee will not increase the amount of the Employer contribution returnable under this paragraph 3.3 for any earnings attributable to the contribution but the Trustee will reduce the amount returned to the Employer for any losses incurred attributable to the excess contribution.

         (b) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution dependent on the initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (c) Contributions forwarded to the Trustee or Custodian are presumed to be deductible and are conditioned on their deductibility. Contributions which are determined by the Internal Revenue Service to not be deductible will be returned to the Employer.

3.5 MERGER OF ASSETS FROM ANOTHER PLAN

         (a) The Employer may in its sole discretion direct the Trustee or Custodian to accept assets from another Defined Contribution Plan, or to transfer assets to another Defined Contribution Plan, provided that such transfer satisfies the requirements of Code Section 414(l) and the Regulations thereunder. The Employer, Plan Administrator, Trustee or Custodian shall have the right to refuse to accept or transfer assets for any reason, provided that nothing in this paragraph 3.5 shall give the Trustee or Custodian the right to refuse to make a direct transfer of an Eligible Rollover Distribution if requested to do so by a Participant in accordance with paragraph 6.10.

         (b) When the transferor plan is a money purchase pension plan and the transferee plan (the Plan established under this document), is not a money purchase pension plan as set forth in Code Section 401(a)(11)(B)(iii)(III), the Qualified Joint and Survivor Annuity option may not be eliminated at least with respect to the benefits which are transferred.

                  When the transferor plan is a profit-sharing, stock bonus or cash or deferred arrangement [401(k) plan] which included the Qualified Joint and Survivor Annuity provisions but was not required to do so, upon the transfer of those assets, the transferee plan may be amended to entirely eliminate the annuity option.

3.6 COVERAGE REQUIREMENTS For purposes of coverage testing, a Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Code Section 1.410(b)-3(a). If the number of Participants who are eligible to share in any contribution for a Plan Year is such that the Plan established under a Nonstandardized Adoption Agreement would fail to meet the requirements of Code Section 410(b)(1) or 410(b)(2)(A)(i), then the group of Participants eligible to share in the contribution for the Plan Year will be increased to include such minimum number of Participants who are not employed by the Employer on the last day of the Plan Year and who did not meet the hours requirement, as may be necessary to satisfy the applicable tests under the Code Sections referenced above. The Participants who will become eligible to share in the contribution will be those Participants when compared to Participants who are similarly situated, are those who completed the greatest number of Hours of Service in the Plan Year before the termination of their Service. If after such allocation, the coverage requirements of the Code are still not satisfied, allocation shall continue to be made to Participants with decreasing Hours of Service until the coverage requirements of the ratio percentage test of Code
Section 410(b)(1)(A) are satisfied.

If after the application of the correction procedure in the preceding paragraph the coverage requirements are still not satisfied, the Employer may apply the same correction procedure to an otherwise excludable class of Employees until the coverage requirements of the ratio percentage test of Code Section 410(b)(1)(A) are satisfied.

The preceding paragraph will not be construed to permit the reduction of any Participant's account balance, and any amounts which were allocated to Participants whose eligibility to share in the contribution did not result from the application of the preceding paragraph will not be reallocated to satisfy such requirements. Instead, the Employer will make an additional contribution equal to the amount which the affected Participants would have received had they been included initially in the allocation of the Employer's contribution, even if it would cause the contributions of the Employer for the applicable Plan Year to exceed the amount which is deductible by the Employer for such Plan Year under Code Section 404. Any adjustments pursuant to this paragraph will be considered a retroactive amendment of the Plan which was adopted by the last day of the Plan Year.

Specifically excluded from the Code Section 410(b) coverage tests are those Employees who are excluded from participation in the Plan for the entire Plan Year which includes those Employees whose retirement benefits are subject to a collective bargaining agreement, nonresident aliens, those Employees excluded from Plan participation by age and Service requirements imposed by the Plan and those Employees who incur a Separation from Service during the applicable Plan Year and for the Plan Year fail to complete more than five hundred (500) Hours of Service or three (3) consecutive calendar months under the Elapsed Time method.

3.7 ELIGIBILITY FOR CONTRIBUTION The Employer will determine on the Adoption Agreement the conditions which Participants must meet in order to receive an allocation of an Employer contribution and any forfeitures, subject to the following:

         (a) In a Plan established under a standardized Adoption Agreement, a Participant who is employed on the last day of the Plan Year will share in the allocation of the Employer contribution and that Plan Year without regard to the Participant's Hours of Service.

                  In a Plan established under a standardized Adoption Agreement, a Participant who completed more than five hundred (500) Hours of Service or three (3) consecutive calendar months under the Elapsed Time method will share in the allocation of Employer contributions for the Plan Year, regardless of whether employed on the last day of the Plan Year.

         (b) In a Plan established under a Nonstandardized Adoption Agreement, the Employer will elect in the Adoption Agreement whether any Employer contribution will be allocated to any Participant who does not complete the necessary Hours of Service or consecutive calendar months requirement elected in the Adoption Agreement, subject to the Top Heavy minimum contribution requirements, if applicable.

                  In a Plan established under a Nonstandardized Adoption Agreement, the Employer will elect in the Adoption Agreement whether a Participant will receive an allocation of the Employer's contribution if not employed on the last day of the Plan Year.

         (c) The Employer may elect in the standardized or Nonstandardized Adoption Agreement any other conditions a Participant must meet to receive an allocation under the Plan.

3.8 TARGET BENEFIT PLAN CONTRIBUTION The Employer's annual contribution to a Target Benefit Plan shall be determined by a Stated Benefit Formula and corresponding factor tables contained in the Adoption Agreement and shall be allocated to Participants as provided in paragraph 5.3. This notwithstanding, the Employer's contribution for any Plan Year shall be subject to the limitations on allocations contained in Article X and shall not be less than the minimum contribution required at Article XIV for Top-Heavy Plans. The annual Employer contribution necessary to fund the stated benefit with respect to a Participant will be determined each year as follows:

         (a) STEP 1: PRESENT VALUE OF BENEFIT - If the Participant has not yet reached Normal Retirement Age, calculate the present value of the stated benefit by multiplying the stated benefit by the factor that is the product of (i) the applicable factor in Table I [if attained age is less than sixty-five (65)] or Table IA [if attained age is greater than or equal to sixty-five (65)], multiplied by (ii) the applicable factor in Table III. If the Participant is at or beyond Normal Retirement Age, calculate the present value of the stated benefit by multiplying the stated benefit by the factor in Table IV corresponding to that Normal Retirement Age.

         (b) STEP 2: THEORETICAL RESERVE - The Theoretical Reserve is determined according to (1) and (2) below:

                  (1) Initial Theoretical Reserve. A Participant's Theoretical Reserve as of the last day of the Participant's first year of Projected Participation (year 1) is zero. However, if this Plan is a Prior Safe Harbor Plan with a Stated Benefit Formula that takes into account Plan Years prior to the first Plan Year and this Plan satisfies the safe harbor in Regulations Section 1.401(a)(4)-8(b)(3)(C), the Initial Theoretical Reserve is determined as follows:

                           (i) Calculate as of the last day of the Plan Year immediately preceding year 1, the present value of the stated benefit using the actuarial assumptions, the provisions of the Plan, and the Participant's Compensation as of such date. For a Participant who is beyond Normal Retirement Age during year 1, the stated benefit will be determined using the actuarial assumptions, the provisions of the Plan, and the Participant's Compensation as of such date, except that the straight life annuity factor used in that determination will be the factor applicable for the Participant's Normal Retirement Age.

                           (ii) Calculate as of the last day of the Plan Year immediately preceding year 1 the present value of future Employer contributions, i.e., the contributions due each Plan Year using the actuarial assumptions, the provisions of the Plan, (disregarding those provisions of the Plan providing for the limitations of Code
                                    Section 415 or the minimum contributions under Code Section 416), and the Participant's Compensation as of such date, beginning with year 1 through the end of the Plan Year in which the Participant attains Normal Retirement Age.

                           (iii) Subtract the amount determined in (ii) from the amount determined in (i).

                  (2) Accumulate the Initial Theoretical Reserve determined in (1) and the Employer contribution (as limited by Code Section 415, without regard to any required minimum contributions under Code Section 416) for each Plan Year beginning in year 1 up through the last day of the current Plan Year (excluding contributions, if any, for the current Plan Year) using the Plan's interest assumption in effect for each such year. In any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, the accumulation is calculated assuming an interest rate of 0%.

                  For purposes of determining the level of annual Employer contribution necessary to fund the stated benefit, the calculations in (1) and (2) above will be made as of the last day of each Plan Year, on the basis of the Participant's age on the Participant's last birthday, using the interest rate in effect on the last day of the prior year.

         (c) STEP 3: UNFUNDED AMOUNT - The excess, if any, of the amount determined in Step 1 over the amount determined in Step 2.

         (d) STEP 4: CONTRIBUTION - Amortize the result in Step 3 by multiplying it by the applicable factor from Table II. For the Plan Year in which the Participant attains Normal Retirement Age and for any subsequent Plan Year, the applicable factor is 1.0.

3.9 DAVIS-BACON PLAN CONTRIBUTION The Employer will irrevocably contribute the amount determined in accordance with the contribution formula or formulas elected on the Davis-Bacon Adoption Agreement. An Employer may take credit for purposes of the Davis-Bacon Act or other prevailing wage law at the hourly rate specified in an addendum attached to the Davis-Bacon Adoption Agreement. Contributions made by the Employer to this Davis-Bacon plan for the Davis-Bacon work performed by the Employer's covered Employees during the Plan Year may be used as an offset for any Employer contributions to be made to another Defined Contribution Plan sponsored by the Employer. The Employer may make Qualified Non-Elective Contributions to the Plan, designated as "Davis-Bacon or Prevailing Wage Contributions", in order to satisfy the Employer's obligations under the Davis-Bacon Act, or any other Federal, state or municipal Davis-Bacon or prevailing wage law. Contributions made on behalf of Participants who do not perform prevailing wage work cannot be used as a credit towards meeting the Employer's obligation under the prevailing wage plan.

3.10 UNIFORM DOLLAR CONTRIBUTION The Employer's contribution to a plan utilizing a uniform dollar allocation formula for a Plan Year shall be the same dollar amount to each Participant regardless of Compensation, Years of Service, age or any other variable set forth in the Adoption Agreement.

3.11 UNIFORM POINTS CONTRIBUTION The Employer's contribution to a Plan utilizing a uniform points allocation formula for a Plan Year shall be in the same ratio that each Participant's points, as elected in the Adoption Agreement, bears to the total points awarded to all Participants for the Plan Year.

3.12 403(b) MATCHING CONTRIBUTION If a tax-exempt Employer elects in the 401(k) Adoption Agreement to make a Matching Contribution based on the Employee's Elective Deferral contributions under the Code Section 403(b) Plan, the Employer shall make a Matching Contribution to the Matching Contribution Account of those Participants who make Elective Deferrals (while an Employee and a Participant in the Plan) and who are eligible under the Adoption Agreement to receive the Matching Contribution. Any such Matching Contribution made to the Plan will be allocated under the formula elected in the Adoption Agreement. In the event the rate of Matching Contribution is determined to be discriminatory in favor of one or more Highly Compensated Employees, that part of the Matching Contribution as is necessary to make such rate nondiscriminatory shall be forfeited. Any such amounted forfeited shall be disregarded under the Plan's provisions relating to Code Sections 401(k)(3) and 401(m)(2).

                                   ARTICLE IV

                             EMPLOYEE CONTRIBUTIONS


4.1 VOLUNTARY AFTER-TAX CONTRIBUTIONS If elected by an Employer in the Adoption Agreement, a Participant may make Voluntary After-tax Contributions to the Plan. These contributions are not excludable from the Participant's gross income. Such contributions must be made in a uniform and nondiscriminatory manner. Such contributions are subject to the limitations on Annual Additions and are subject to antidiscrimination testing. Any Voluntary After-tax Contribution will not be a condition precedent to the contribution or allocation of any Employer contribution to the Participant. Under any Plan which can be established hereunder and if permitted in the Plan's loan policy document, a Participant may repay a defaulted loan with after-tax dollars. The Employer may permit buy-back of amounts previously forfeited with after-tax dollars even if Voluntary After-tax Contributions are not permitted in the Plan. Any buy-back of amounts previously forfeited must be subject to uniform and nondiscriminatory rules which do not operate in favor of Highly Compensated Employees. Repayment of loans made to a Participant and buy-backs of cash-outs as described in Code
Section 411(a)(7)(B) will not be considered Annual Additions as described in Regulations Section 1.415-6(b)(6). These amounts are not subject to the limitation contained in Code Section 401(m) in the year in which made, as they are not considered Annual Additions pursuant to Code Section 415.

4.2 REQUIRED AFTER-TAX CONTRIBUTIONS If elected by the Employer in the Adoption Agreement, each Eligible Participant shall be required to make Required After-tax Contributions to the Plan as a condition of participation in the Plan. Such contributions shall be withheld from the Employee's Compensation and shall be transmitted by the Employer to the Trustee/Custodian. A Participant may discontinue participation or change his or her contribution percentage in accordance with either an election on the Adoption Agreement or uniform and nondiscriminatory rules established by the Employer. If a Participant discontinues his or her contributions, such Participant may not again authorize such contributions until a change is permitted in accordance with uniform and nondiscriminatory rules established by the Employer. The Employer may reduce a Participant's contribution percentage if required to satisfy the ACP Test described in Article XI.

4.3 QUALIFIED VOLUNTARY CONTRIBUTIONS A Participant may no longer make Qualified Voluntary Contributions to the Plan. Amounts already contributed may remain in the Plan until distributed to the Participant. Such amounts will be maintained in a separate account which will be nonforfeitable at all times. The account will share in the gains and losses of the Trust in the same manner as described at paragraph 5.5 of the Plan. No part of the Qualified Voluntary Contribution Plan account will be used to purchase life insurance. Subject to Article VIII, Joint and Survivor Annuity Requirements (if applicable), the Participant may withdraw any part of the Qualified Voluntary Contribution account by making written application to the Plan Administrator.

4.4 ROLLOVER CONTRIBUTIONS Unless elected otherwise in the Adoption Agreement, a Participant/Employee may make a Rollover Contribution to a Defined Contribution Plan established hereunder of all or any part of an amount distributed or distributable to him or her from a Qualified Plan or an individual retirement account (IRA) qualified under Code Section 408 where the IRA was used as a conduit from a Qualified Plan provided:

         (a) the amount distributed to the Participant/Employee is deposited to the Plan no later than the sixtieth day after such distribution was received by the Participant/Employee,

         (b) the amount distributed is not one of a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant/Employee or the joint lives (or joint life expectancies) of the Participant/Employee and the Participant's/Employee's Beneficiary, or for a specified period of ten (10) years or more,

         (c) the amount distributed is not a required minimum distribution under Code Section 401(a)(9),

         (d) if the amount distributed included property, such property is rolled over only upon the Trustee, Custodian and/or Employer's approval, or if sold, the proceeds of such property may be rolled over,

         (e) the amount distributed would otherwise be includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities), and

         (f) the amount rolled over does not include any amounts contributed on an after-tax basis by the Participant to the Qualified Plan.

The Plan Administrator shall be held solely responsible for determining the tax free status of any Rollover Contribution made to this Plan, and the Trustee/Custodian shall have no responsibility for any such determination.

4.5 PLAN TO PLAN TRANSFER CONTRIBUTIONS

         (a) If elected by the Employer in the Adoption Agreement, a Participant or an Employee may arrange for the direct transfer of his or her entire benefit from another Qualified Plan to the Plan established hereunder. Such transfer shall be made for any reason and may be in cash and/or in-kind. The Employer and/or the Trustee/Custodian in their sole discretion shall have the right to refuse to accept a transfer for any reason including but not limited to if such assets do not comply operationally, would result in a prohibited transaction, are not readily marketable or are not compatible with the Employer's investment policy objectives. If necessary, for accounting and recordkeeping purposes, Transfer Contributions shall be treated in the same manner as Rollover Contributions.

         (b) The Employer may arrange for the direct transfer of a Participant's/Employee's benefit from a Qualified Plan to this Plan. If necessary, for accounting and recordkeeping purposes, Transfer Contributions shall be treated in the same manner as Rollover Contributions.

         (c) In the event the Employer accepts a Transfer Contribution from a Plan in which the Participant/Employee was directing the investment of his or her account, the Employer may, if the Employer determines that it is appropriate and not in violation of the nondiscrimination rules under Regulation
                  Section 1.401(a)(4)-4, permit the Employee to continue to direct his or her investments in accordance with paragraph
                  12.7 with respect only to such Transfer Contribution.

         (d) Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under the Plan established hereunder permits a distribution prior to the Employee's Normal Retirement Age, death, Disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code Section 414(1), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to Voluntary After-tax Contributions).

4.6 VOLUNTARY DIRECT TRANSFERS BETWEEN PLANS A Participant or Employee shall be able to transfer his or her entire benefit between qualified Defined Contribution Plans [other than a direct transfer described in Code Section 401(a)(31)] without regard to whether the Participant's benefit is immediately distributable or results in the elimination or reduction of Code Section 411(d)(6) protected benefits. Such a transfer does not violate Code Section 411(d)(6) if the following requirements are met:

         (a) The plan from which the benefits are transferred must provide that the transfer is conditioned upon a voluntary, fully informed election by the Participant to transfer his or her entire benefit to another qualified Defined Contribution Plan. As an alternative to the transfer, the Participant must be offered the opportunity to retain the Participant's Code
                  Section 411(d)(6) protected benefits under the Plan [or if the Plan is terminating, to receive any optional form of benefit for which the Participant is eligible under the Plan as required by Code Section 411(d)(6)].

         (b) The transferring plan must be the same plan type as the Plan sponsored by the Employer. When benefits are being transferred from a qualified cash or deferred arrangement under Code
                  Section 401(k), the benefits must be transferred to a qualified cash or deferred arrangement under Code Section 401(k). Money purchase pension plans must be transferred to money purchase pension plans. Benefits transferred from a profit-sharing plan other than a 401(k) plan or employee stock ownership plan may be transferred to any type of Defined Contribution Plan, even if the event is not one that allows a distribution.

         (c) The transfer must be made in connection with certain corporate transactions such as an asset or stock acquisition, merger or other similar transaction involving a change in Employer of the Employees of a trade or business [i.e., an acquisition or disposition within the meaning of Regulation Section 1.410(b)-2(f)] or in connection with the Participant's transfer of employment to a different job for which Service does not result in additional allocations under the transferor plan.

         (d) This type of elective transfer is only available for transfers made on or after September 6, 2000, even if the transaction or change of employment occurred prior to that date.

         (e) If the conditions outlined in (a), (b), (c) and (d) above are met, the Employer's Plan is not required to protect optional forms of benefits available under the prior plan with respect to any benefit transferred [except as required by the Qualified Joint and Survivor Annuity requirements under Code Sections 401(a)(11) and 417]. Such a transfer is not a protected optional form of benefit, but rather is a "right or feature" under Regulation Section 1.401(a)(4)-4(e).

4.7 ELECTIVE DEFERRALS IN A 401(k) PLAN

         (a) A Participant may enter into a Salary Deferral Agreement with the Employer authorizing the Employer to withhold a portion of such Participant's Compensation not to exceed the dollar limit under Code Section 402(g), as adjusted under Code Section 415(d), for the Applicable Calendar Year, or the percentage or dollar amount of Compensation specified in the Adoption Agreement.

         (b) Any Salary Deferral Agreement may not be effective earlier than the latest date of the following:

                  (1) The date of the Participant's entry (or reentry) into the Plan;

                  (2) the execution of the Participant's Salary Deferral Agreement;

                  (3) the date the Employer adopts the 401(k) Plan by executing the Adoption Agreement;

                  (4) the Effective Date of the Elective Deferral provisions as specified in the Adoption Agreement.

         (c) Any such contribution shall be credited to the Employee's Elective Deferral account. A Participant may terminate deferrals at any time. A Participant may amend his or her Salary Deferral Agreement to increase or decrease his or her deferral percentage upon notice in accordance with the provisions in the Adoption Agreement or such other uniform and nondiscriminatory procedures. The Employer shall determine the permitted frequency of such changes which shall be no less frequently than once each calendar year. Any such election will be effective as soon as practicable following the receipt of the notification by the Employer in accordance with uniform and nondiscriminatory procedures established and communicated to the Participants. The Participant shall notify the Employer of any change in his or her deferral election in writing or in such other form or manner as permitted. The Employer may, notwithstanding any limit to the contrary in the Adoption Agreement, limit the maximum deferral percentage for Highly Compensated Employees. If a Participant terminates his or her agreement, such Participant shall be permitted to put a new Salary Deferral Agreement into effect as provided in the Adoption Agreement or any other uniform and nondiscriminatory procedures established.

                  The Employer may also amend or terminate said agreement on notice to the affected Participant, if required to maintain the qualified status of the Plan.

         (d) If permitted by the Employer, when a Participant who has not authorized the Employer to withhold the maximum annual deferral amount pursuant to Code Section 402(g) and desires to increase the total amount withheld for a Plan Year, the Participant may authorize the Employer to withhold a supplemental amount up to 100% of his or her Compensation for one or more pay periods. In no event may the amounts withheld under the Salary Deferral Agreement plus any additional amount deferred exceed the lesser of 25% of a Participant's Compensation or any other limitation elected in the Adoption Agreement by the Employer.

         (e) If the Plan permits Voluntary After-tax Contributions and the Employer has elected in the Adoption Agreement, all or any portion of amounts previously withheld under any Salary Deferral Agreement may be recharacterized as Voluntary After-tax Contributions within the Plan Year.

         (f) Elective Deferrals shall be deposited in the Plan's Trust as soon as administratively feasible after being withheld from the Participant's Compensation at the earliest date on which the contributions can reasonably be segregated from the Employer's general assets, but no later than the time prescribed by the Code, ERISA or by applicable Treasury or Department of Labor Regulations.

4.8 ELECTIVE DEFERRALS IN A SIMPLE 401(k) PLAN

         (a) An Eligible Employee may enter into a Salary Deferral Agreement with the Employer authorizing the Employer to withhold a portion of such Eligible Employee's Compensation, not to exceed $6,000 per calendar year, as adjusted to reflect any annual cost-of-living increases announced by the Internal Revenue Service. No Eligible Employee shall be permitted to make Elective Deferrals under this Plan, or any other Qualified Plan maintained by the Employer, during any taxable year in excess of the dollar limitation contained in Code
                  Section 402(g) in effect in at the beginning of such taxable year. The $6,000 limit may be reduced if an Eligible Employee contributes pre-tax contributions to Qualified Plans of other employers.

         (b) In addition to any other election periods provided, each Participant may make or modify his Salary Deferral Agreement during the sixty (60) day election period immediately preceding each January 1.

         (c) For the Plan Year in which an Eligible Employee becomes eligible to make Elective Deferrals under the SIMPLE 401(k) Plan provisions, the sixty (60) day election period requirement of paragraph 4.8(b) above is deemed satisfied if the Eligible Employee may make or modify a Salary Deferral Agreement election during a sixty (60) day period that includes either the date the Employee becomes eligible, or the day before.

         (d) An Eligible Employee may amend his or her Salary Deferral Agreement to increase or decrease the percentage upon proper and timely notice to the Employer. The Employer shall determine the permitted frequency of such changes. An Eligible Employee may terminate his or her Salary Deferral Agreement at any time during the Plan Year upon notice to the Employer. If an Eligible Employee terminates his or her Salary Deferral Agreement, such Eligible Employee will be permitted to execute a new Salary Deferral Agreement in accordance with the provisions elected in the Adoption Agreement or any other uniform and nondiscriminatory procedure. The Employer may also amend or terminate any Salary Deferral Agreement on notice to the affected Eligible Employee, if required to maintain the qualified status of the Plan.

         (e) If permitted by the Employer, a Participant who has not authorized the Employer to withhold at the maximum annual deferral amount and desires to increase the total amount withheld for a Plan Year, such Participant may authorize the Employer to withhold an amount up to 100% of his or her Compensation for one or more pay periods.

         (f) Elective Deferrals shall be deposited in the Plan's Trust as soon as administratively feasible after being withheld from the Participant's Compensation at the earliest date on which the contributions can reasonable be segregated from the Employer's general assets but no later than the time prescribed by the Code, ERISA or by applicable Treasury or Department of Labor Regulations.

         (g) The Employer will notify each Eligible Employee prior to the sixty (60) day election period described in paragraph 4.8(b) that he or she can make an Elective Deferral or modify a prior election during that period.

         (h) The notification described in this subparagraph 4.8(h) will indicate whether the Employer will provide a Matching Contribution described in paragraph 3.2(a) or a 2% Non-Elective Contribution described in paragraph 3.2(b).

         (i) The Plan is not treated as a Top-Heavy Plan under Code Section 416 for any Plan Year for which the SIMPLE 401(k) Plan provisions apply.

4.9 AUTOMATIC ENROLLMENT

         (a) If the Employer so elects in the Adoption Agreement, each Employee eligible under the Employer's Code Section 401(k) cash or deferred arrangement shall automatically become a Participant in the Plan as of the first Entry Date after satisfying the Plan's eligibility requirements. The Employer may elect on the Adoption Agreement to apply the automatic enrollment provisions to current Employees and Participants or only to Employees hired on or after the Effective Date of the adoption of or the amendment to the Plan providing for the automatic enrollment provisions. If the Employer elects the provision to apply to current Employees, the Employer will apply the automatic enrollment provision to Employees and Participants who are deferring at less than the amount elected on the Adoption Agreement on or after the Effective Date of the adoption of or the amendment to the Plan, except for those Employees and Participants who make an affirmative election to receive the Compensation in cash.

         (b) After satisfying the Plan's eligibility requirements, each Employee will have his or her Compensation automatically reduced by the percentage elected in the Adoption Agreement. These amounts will be contributed to the Plan. An election by the Employee not to make Elective Deferrals or to contribute a different percentage may be made at any time. The election is effective for the first pay period and subsequent pay periods (until superseded by a subsequent election) if filed when the Employee is hired, or within a reasonable period thereafter ending before the Compensation for the first pay period is currently made available. In the event an Employee has Elective Deferrals withheld pursuant to this provision and no investment directive has been received, any cash received shall be invested as provided for in paragraph 13.8 herein. If an Employee elects to receive cash in lieu of Elective Deferrals and the election is made when the Employee is hired or within a reasonable period thereafter ending before the Compensation is currently available, then no Elective Deferrals for the first pay period or subsequent pay periods are made on the Employee's behalf to the Plan until the Employee makes a subsequent affirmative election to reduce his or her Compensation. Elections filed at a later date are effective for payroll periods beginning in the month next following the date the election is filed.

         (c) For those current Participants who are deferring at a percentage or dollar amount less than the amount elected on the Adoption Agreement, the Employer will in the first payroll period after the effective date of the amendment reduce the Participant's Compensation by the difference between the Participant's current deferral election and the election as stated on the Adoption Agreement.

         (d) At the time an Employee is hired, the Plan Administrator shall provide the Employee a notice that explains the automatic enrollment provision. This notice will also explain the Employee's right to elect to have no such Elective Deferrals made to the Plan or to alter the amount of those contributions. This notice will include the procedure for exercising the right and the timing for implementation of any such election. The Plan Administrator shall provide each Participant in the Plan with an annual notice of his or her Elective Deferral percentage and each Participant's right to change the percentage, including the procedure for exercising that right and the timing for implementation of any such election. Prior to an Employee's automatic enrollment becoming effective, the Plan Administrator will provide such Employee with appropriate guidance as to the procedures then in effect, for the Employee to make alternative elections referenced above. Each Employee deferring Compensation pursuant to this paragraph shall be deemed to have consented to an Elective Deferral contribution in the amount specified by the Employer in the Adoption Agreement, unless he/she has filed an election to the contrary with the Plan Administrator pursuant to the Plan's administrative procedures.

4.10 MAKE-UP CONTRIBUTIONS UNDER USERRA A Participant who has the right to make-up Elective Deferrals, Voluntary After-tax Contributions and/or Required After-tax Contributions under USERRA shall be permitted to increase his or her Elective Deferral with respect to a make-up year without regard to any provision limiting contributions for such Plan Year. Make-up contributions shall be limited to the maximum amount permitted under the Plan and the statutory limitations applicable with respect to the make-up year. Employee-related make-up contributions must be made within the time period beginning on the date of reemployment and continuing for the lesser of five (5) years or three (3) times the period of military service.

                                    ARTICLE V

                              PARTICIPANT ACCOUNTS


5.1 SEPARATE ACCOUNTS The Plan Administrator or its agent shall establish a separate recordkeeping account for each Participant showing the fair market value of his or her Plan benefits. Each Participant's account may be separated for recordkeeping purposes into the following sub-accounts:

         (a)      Employer contributions:

                  (1) Non Safe-Harbor Matching Contribution Formula 1 Contributions

                  (2) Non Safe-Harbor Matching Contribution Formula 2 Contributions

                  (3)      Qualified Matching Contributions

                  (4)      Qualified Non-Elective Contributions

                  (5)      Discretionary Contributions

                  (6)      Safe Harbor Matching Contributions

                  (7)      Safe Harbor Non-Elective Contributions

                  (8)      Davis-Bacon Contributions

                  (9)      Target Benefit Contributions

                  (10)     SIMPLE 401(k) Matching Contributions

                  (11)     SIMPLE 401(k) Non-Elective Contributions

                  (12)     Money Purchase Pension Plan Contributions

         (b)      Employee contributions:

                  (1)      Voluntary After-tax Contributions

                  (2)      Qualified Voluntary Contributions

                  (3)      Elective Deferrals

                  (4)      Required After-tax Contributions

                  (5)      Rollover Contributions

                  (6)      Transfer Contributions

                  (7)      Elective Deferrals in a SIMPLE 401(k) Plan


5.2 VALUATION DATE The Trustee shall value the Trust at the fair market value as of each Valuation Date and those Valuation Dates elected in the Adoption Agreement or as directed in writing by the Plan Administrator.

         (a) Plan Administrators utilizing a daily valuation system for Participant recordkeeping purposes shall process any contributions, distributions, investment income or loss, any appreciation or depreciation, investment transactions (including a purchase or sale of an investment alternative) and any other transactions which affect a Participant on each business day that securities are traded on the New York Stock Exchange or any other national securities market. Individual Participant recordkeeping accounts are updated in accordance with paragraph 5.3 hereof as of each Valuation Date specified in the Adoption Agreement or such other date as elected by the Plan Administrator.

         (b) Plan Administrators utilizing a balance forward valuation system for Participant recordkeeping purposes will process contributions, distributions, investment income or loss, investment transactions (including a purchase or sale of an investment alternative) and any other transactions at the Plan level on the Valuation Date and those other Valuation Dates as specified in the Adoption Agreement or any other date(s) as the determined by the Plan Administrator. Individual Participant recordkeeping accounts will be updated within the allocation period on the date or dates determined by the Plan Administrator with respect to contributions and distributions. Investment earnings will be allocated at the end of the valuation period. Any other transactions which affect Participant accounts will be posted or allocated to individual Participant accounts on the next following Valuation Date unless the Plan Administrator elects, in a uniform and nondiscriminatory manner, to allocate such transactions as they occur. The Employer may utilize a daily valuation system for a portion of the Plan and a balance forward valuation system for the balance of the Plan.

All allocations for a particular Plan Year will be made as of the last Valuation Date(s) of that Plan Year or such other dates determined by the Plan Administrator.

5.3 ALLOCATIONS TO PARTICIPANT ACCOUNTS As of each Valuation Date elected by the Employer in the Adoption Agreement and/or on any date within the allocation period selected in writing by the Plan Administrator, each Participant's account shall be adjusted to reflect:

         (a) the Participant's share of the Employer's contribution and forfeitures as determined in the Adoption Agreement,

         (b)      any Employee contributions,

         (c) any repayment of amounts previously distributed to a Participant upon a separation from Service and repaid by the Participant since the last Allocation Date,

         (d) the Participant's proportionate share of any investment earnings and increase in the fair market value of the Trust since the last Allocation Date, and

         (e)      loan repayments of principal and interest.

The Employer shall deduct from each account:

         (f) any withdrawals or payments made from the Participant's account since the last Allocation Date,

         (g) the Participant's proportionate share of any decrease in the fair market value of the Trust since the last allocation Date, and

         (h) the Participant's proportionate share of any fees and expenses paid from the Plan.

5.4 ALLOCATING EMPLOYER CONTRIBUTIONS

         (a) The Employer must specify in the Adoption Agreement the manner in which the Employer's contribution shall be allocated to Participants including any minimum contribution for Top-Heavy Plans. Employer contributions shall be allocated to all Participants eligible to receive a contribution as provided in the Adoption Agreement.

         (b) Notwithstanding any provision of this Plan to the contrary, Participants will accrue the right to share in allocations of Employer contributions with respect to periods of qualified military service as provided in Code Section 414(u).

         (c) At the end of each Plan Year the Plan Administrator shall redetermine any Matching Contribution for each Participant based on his or her eligible annual Compensation in accordance with the Matching Contribution formula elected by the Employer in the Adoption Agreement. Any Participant for whom any Matching Contribution has not been sufficiently made in accordance with the Matching Contribution formula elected by the Employer shall receive an additional Matching Contribution so that the total annual deferrals (whether pre-tax or after-tax) reflected as a percentage of eligible annual Compensation are matched in accordance with the Matching Contribution formula ("true-up" of Matching Contributions) selected by the Employer in the Adoption Agreement. If no election is made on the Adoption Agreement, no true-up of Matching Contributions will occur.

5.5 ALLOCATING INVESTMENT EARNINGS AND LOSSES Account balances are adjusted to reflect actual income and investment gains and losses from the period beginning on the day following the last Valuation Date and ending on the current Valuation Date. Each Participant's account shall receive a proportionate share of the actual income and investment gains and losses during the period. The value of accounts for allocation purposes shall be based on the value of all Participant accounts (without regard to any portion of any such account attributable to segregated investments) as of the last Valuation Date less withdrawals, distributions and expenses plus any contributions including deferrals (whether pre-tax or after-tax) if any, paid from the Trust since the last Valuation Date. Investment gains and losses shall be credited to all Participant accounts having a balance on the Valuation Date regardless of the vested status of such account and regardless of the Participant's employment status. The Plan Administrator shall also have the right to adopt an alternative procedure for allocating income and investment gains and losses provided that such alternative procedure is uniform and does not discriminate in favor of Highly Compensated Employees. Any change in procedure shall be effective as of the next following Valuation Date or such other date as agreed to by the Employer and the Plan Administrator. Accounts with segregated investments shall receive the income or loss on such segregated investments. Investment gains or losses are determined separately for each investment alternative offered under the Plan.

         (a) The value of a Participant's account invested in a mutual fund (Registered Investment Company) will equal the value of a share in such fund multiplied by the number of shares credited to the Participant's account.

         (b) In the case of any pooled investment vehicle, earnings, gains or losses on the pooled investment vehicle will be allocated among the Participant's accounts in proportion to the value of each Participant's account invested in that investment vehicle immediately prior to the Valuation Date. The gain or loss attributed to each investment vehicle will be credited to or charged against the Participants' account. Alternatively, the Plan Administrator or his designate may establish unit values for each pooled investment vehicle offered under the Plan in accordance with uniform procedures established by the Plan Administrator for this purpose. The value of the portion of a Participant's account invested in a pooled investment vehicle will equal the value of a unit in such investment vehicle multiplied by the number of units credited to the account.

         (c) In the case of any investment that is held specifically for a Participant's account, any gain or loss on such investment will be charged or credited to that Participant's account.

5.6 ALLOCATION ADJUSTMENTS The Plan Administrator or his designate, if applicable, shall have the right to redetermine the value of Participant accounts if a previous allocation or valuation was performed incorrectly. Such redetermination shall be made without regard to the reason for the incorrect allocation. Such reasons may include, but are not limited to, incorrect contribution or Employee information provided by the Employer or representative of the Employer, incorrect valuation of Plan assets, incorrect determination of investment income and gains or losses, improper interpretation of the Plan's allocation formulas or procedures, erroneous omission of Top-Heavy minimum contributions and failure to transmit, receive or interpret amendments to the allocation formulas, methods or procedures. Subject to express limits that may be imposed under the Code, the Plan Administrator reserves the right to delay the processing of any contribution, distribution or other transaction for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of means of transmission of data, force majeure, the failure of any Service Provider to timely receive values or prices, or to correct for its errors omissions or the errors or omissions of any Service Provider). After having made any necessary adjustments, the Plan Administrator or his designate, if applicable, may issue either revised or adjusted statements to Participants with an explanation of the allocation adjustments.

5.7 PARTICIPANT STATEMENTS The Plan Administrator shall prepare a statement for each Participant not less frequently than annually. Statements may be prepared more frequently as agreed between the Plan Administrator and the Service Provider or other entity responsible for the maintenance of Plan records or for valuing Plan assets. Each statement shall show the additions to and subtractions from the Participant's account for the period since the last such statement and shall show the fair market value of the Participant's account as of the current statement date.

5.8 CHANGES IN METHOD AND TIMING OF VALUING PARTICIPANTS' ACCOUNTS If necessary or appropriate, the Plan Administrator may establish different or additional uniform and nondiscriminatory procedures for determining the fair market value of Participant's accounts under the Plan.

                                   ARTICLE VI

                      RETIREMENT BENEFITS AND DISTRIBUTIONS


6.1 NORMAL RETIREMENT BENEFITS A Participant shall be entitled to receive the balance held in his or her account upon attaining his or her Normal Retirement Age or at such earlier dates as the provisions of this Article VI may permit. If a Participant elects to continue working past his or her Normal Retirement Age, he or she will continue as an active Participant. Unless the Employer elects otherwise in the Adoption Agreement, distribution shall be made to such Participant at his or her request prior to his or her actual retirement. Distribution shall be made in the normal form, or if elected, in one of the optional forms of payment provided below.

6.2 EARLY RETIREMENT BENEFITS An Early Retirement benefit may be available if elected in the Adoption Agreement to individuals who meet the age and Service requirements specified in the Adoption Agreement. A Participant who attains his or her Early Retirement Date will become fully vested, regardless of any vesting schedule which otherwise might apply. If a Participant separates from Service with a nonforfeitable benefit before satisfying the age requirements, but after having satisfied the Service requirement, the Participant will be entitled to elect an Early Retirement benefit upon satisfaction of the age requirement.

6.3 BENEFITS ON TERMINATION OF EMPLOYMENT

         (a) If a Participant terminates employment prior to Normal Retirement Age, such Participant shall be entitled to receive the vested balance held in his or her account payable at Normal Retirement Age in the normal form, or if elected, in one of the other forms of payment provided hereunder. If applicable, the Early Retirement benefit provisions may be elected. Notwithstanding the preceding, a former Participant may, if allowed in the Adoption Agreement, make application to the Employer requesting early payment of any deferred vested and nonforfeitable benefit due.

         (b) If a Participant terminates employment, and the value of the Participant's Vested Account Balance is not greater than $5,000, the Participant may receive a lump sum distribution of the value of the entire vested portion of such account balance and the nonvested portion will be treated as a forfeiture. The Plan Administrator shall follow a consistent and nondiscriminatory policy, as may be established, regarding immediate cash-outs of Vested Account Balances.

         (c) For purposes of this Article, if the value of a Participant's Vested Account Balance is zero, the Participant shall be deemed to have received a distribution of such Vested Account Balance immediately following termination. If the Participant is reemployed prior to incurring five (5) consecutive one (1) year Breaks in Service or Periods of Severance, he or she will be deemed to have immediately repaid such distribution. Notwithstanding the above, if the Employer maintains or has maintained a policy of not distributing any amounts until the Participant's Normal Retirement Age, the Employer can continue to uniformly apply such policy.

         (d) If a Participant terminates employment with a Vested Account Balance greater than $5,000, and elects (with his or her Spouse's consent, if required) to receive 100% of the value of his or her Vested Account Balance in a lump sum, the nonvested portion will be treated as a forfeiture. The Participant (and his or her Spouse, if required) must consent to any distribution when the Vested Account Balance described above exceeds $5,000.

         (e) If a Participant who is not 100% vested receives or is deemed to receive a distribution pursuant to this paragraph and resumes employment covered under this Plan, the Participant shall have the right to repay to the Plan the full amount of the distribution attributable to both Employer contributions and Elective Deferrals on or before the earlier of the date the Participant incurs five (5) consecutive one (1) year Breaks in Service following the date of distribution or five
                  (5) years after the first date on which the Participant is subsequently reemployed. In such event, the Participant's account shall be restored to the value thereof at the time the distribution was made.

                  The account may be further increased by the Plan's income and investment gains and/or losses on the undistributed amount from the date of the distribution to the date of repayment.

         (f) If the Participant's Vested Account Balance is greater than $5,000, a Participant shall have the option to postpone payment of his or her Plan benefits until his or her Required Beginning Date. If elected in the Adoption Agreement, any balance in a Participant's account resulting from his or her Employee contributions listed at paragraph 5.1(b), hereof, not previously withdrawn, may be withdrawn by the Participant immediately following separation from Service.

         (g) If a Participant ceases to be an active Employee as a result of a Disability, such Participant shall have the right to make an application for a disability retirement benefit payment. The Participant's account balance will be deemed "immediately distributable" as set forth in paragraph 6.4, and will be fully vested pursuant to paragraph 9.2.

         (h) If elected in the Adoption Agreement, when a terminating Participant or Employee does not make a timely election with respect to the cash out distribution of amounts greater than $1,000 but less than or equal to $5,000, pursuant to Code Sections 411(a)(7), 411(a)(11) and 417(e)(7), the Plan
                  Administrator will make a direct rollover into an individual retirement account or annuity ("IRA"). The Plan Administrator will select the IRA trustee or custodian, establish the IRA and make the initial IRA investment selection.

6.4 RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS

         (a) An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of the Normal Retirement Age or age sixty-two (62).

         (b) If payment in the form of a Qualified Joint and Survivor Annuity is required and the value of a Participant's Vested Account Balance exceeds $5,000, or there are remaining payments to be made with respect to a particular distribution option that previously commenced, and the account balance is immediately distributable, the Participant and his or her Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such account balance.

         (c) If payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to a Participant and the value of a Participant's Vested Account Balance exceeds $5,000, and the account balance is immediately distributable, only the Participant must consent to any distribution of such account balance.

         (d) The consent of the Participant and/or the Spouse shall be obtained in writing or in such other form accepted by the Plan Administrator within the ninety (90) day period ending on the Annuity Starting Date, which is the first day of the first period for which an amount is paid as an annuity or in any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date.

         (e) If the distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Regulation
                  Section 1.411(a)-11(c) is given provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has the right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the Participant after receiving the notice affirmatively elects a distribution.

                  If a distribution is one to which Code Section 417 does apply, the distribution may commence less than thirty (30) days, but not less than seven (7) days after the notice required under Regulations Section 1.411(a)-11(c) is given, provided that the conditions of sub-paragraphs (1) and (2) above are satisfied with regard to both the Participant and the Participant's Spouse.

         (f) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the account balance is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to paragraph 8.7 of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415 or constitutes Excess Deferrals, Excess Contributions or Excess Aggregate Contributions. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another Defined Contribution Plan [other than an employee stock ownership plan as defined in Code Section 4975(e)(7)] within the same controlled group.

6.5 NORMAL AND OPTIONAL FORMS OF PAYMENT

         (a) The normal form of payment for a profit sharing, 401(k) or SIMPLE 401(k) plan satisfying the requirements of paragraph
                  8.7 herein shall be a lump sum.

         (b) A Plan other than a money purchase pension plan, a target benefit plan or a profit-sharing plan required to provide a Joint and Survivor benefit may be amended to eliminate or restrict optional payment forms provided that a single lump sum payment options remains available, that is an otherwise identical distribution form to the eliminated or restricted option, except with respect to the timing of payments after commencement. The form must have the same (or less restrictive) timing of distribution, medium of distribution and eligibility conditions that were available for the eliminated forms of payment, and any such amendment will not be effective until the earlier of ninety (90) days after the date that Plan Participants are provided with the written notice of the Plan amendment in the form of a summary of material modification (SMM) or the first day of the second Plan Year after the Plan Year in which the amendment is adopted.

                  Each optional form of benefit provided under a standardized or non-standardized safe-harbor plan (other than any that have been prospectively eliminated) must be currently available to all Employees benefiting under the Plan. This is the case regardless of whether a particular form of benefit is the actuarial equivalent of any other optional form of benefit under the Plan. Code Section 411(d)(6) prevents a Plan from being amended to eliminate or restrict optional forms of benefits and any other Code Section 411(d)(6) protected benefits with respect to benefits attributable to Service before the amendments except as expressly provided under the Regulations Section 1.411(d)-4.

         (c) For money purchase and target benefit plans, the normal form of payment hereunder shall be a Qualified Joint and Survivor Annuity as provided under Article VIII. Effective January 1, 2002, the Employer may elect in the Adoption Agreement to eliminate any periodic payment options that are not required by the Qualified Joint and Survivor Annuity rules such as but not limited to installment payments.

         (d) The normal form of payment shall be automatic, unless the Participant files a written request with the Employer prior to the date on which the benefit is automatically payable, electing another option available under the Plan.

         (e) A Participant whose Vested Account Balance exceeds $5,000 shall (with the consent of his or her spouse, if applicable) have the right to receive his or her benefit in a single lump sum or in installment payments. Installment payments need not be equal or substantially equal until such time as the individual reaches his or her Required Beginning Date. Installment payments which are intended to be equal or substantially equal can be made monthly, quarterly, semi-annually or annually based on any period not extending beyond the Joint and Survivor life expectancy of the Participant and his or her Beneficiary.

         (f) Benefits payable under the Plan may be distributed in cash or in-kind as elected in the Adoption Agreement.

         (g) The Employer may elect on the Adoption Agreement to limit a Participant's right to receive distributions in the form of marketable securities (other than Employer securities) and to require distributions in the form of cash only. Only the right to receive a distribution in the form of cash, Employer securities and/or other property that is not marketable is protected. Any such amendment to the Plan will not be effective until the earlier of ninety (90) days after the date that Plan Participants are provided with the written notice of the Plan amendment in the form of a summary of material modification (SMM) or the first day of the second Plan Year after the Plan Year in which the amendment is adopted.

         (h) A Plan that permits its Participants to receive in-kind distributions may limit the available in-kind distributions to the investments listed in the Adoption Agreement and only to the extent the investments are held in the Participant's account at the time of the distribution. A Plan may be amended to limit the investments which will be distributed in-kind. The amendment must include all investments (other than marketable securities for which cash may be substituted) that are held in a Participant's account at the time of the amendment and for which the Plan, prior to such amendment, allowed for distribution of those investments in kind. The right to an in-kind distribution for investments held at the time of the distribution would only have to be protected to the extent such investment was in the Participant's account at the time the amendment was adopted or effective, if later. Any such amendment will not be effective until the earlier of ninety (90) days after the date that Plan Participants are provided with the written notice of the Plan amendment in the form of a summary of material modification (SMM) or the first day of the second Plan Year after the Plan Year in which the amendment is adopted.

         (i) Promissory notes of Participants may be distributed in-kind pursuant to the Employer's loan policy document.

         (j) Distribution of benefits payable in the form of installments shall be paid in cash.

         (k) The propriety, amount, and form of any distribution made under the terms of this Plan shall be determined by the Plan Administrator. Upon such determination, the Plan Administrator shall direct the Trustee or Custodian in writing or by any such other means as expressly agreed upon, to make such a distribution.

6.6 COMMENCEMENT OF BENEFITS

         (a) Unless the Participant elects otherwise, distribution of benefits will begin no later than the sixtieth day after the close of the Plan Year in which the latest of the following events occurs:

                  (1) the Participant attains age sixty-five (65) (or Normal Retirement Age if earlier),

                  (2) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or

                  (3)      the Participant terminates Service with the Employer.

         (b) Notwithstanding the foregoing, the failure of a Participant and Spouse (if necessary) to consent to a distribution while a benefit is immediately distributable within the meaning of paragraph 6.4 hereof, shall be deemed an election to defer commencement of payment of any benefit sufficient to satisfy this paragraph.

         (c) If elected in the Adoption Agreement, if a terminating Participant or Employee does not make a timely election with respect to the cash-out distribution pursuant to Code Sections 411(a)(7), 411(a)(11) and 417(e)(1), the Plan Administrator
                  will make a direct rollover into an individual retirement account or annuity (IRA). The Plan Administrator will select the IRA trustee or custodian, establish the IRA account and make the initial IRA investment selection.

6.7 TRANSITIONAL RULES FOR CASH-OUT LIMITS This paragraph provides transitional rules with regard to the cash-out limits for distributions made prior to October 17, 2000.

         (a) DISTRIBUTIONS SUBJECT TO CODE SECTION 417 - If payments in the form of a Qualified Joint and Survivor Annuity are required with regard to a Participant, the rules in this sub-paragraph 6.7(a) are substituted for the rule in the first sentence of paragraph 6.4(b). If the value of the Participant's Vested Account Balance exceeds $5,000 (or at the time of any distribution (1) in Plan Years beginning before August 6, 1997, exceeded $3,500 or (2) in Plan Years beginning after August 5, 1997, exceeded $5,000), and the account balance is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such account balance.

         (b) DISTRIBUTIONS NOT SUBJECT TO CODE SECTION 417 - If payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to a Participant, the rules in this subparagraph 6.7(b) are substituted for the rules in paragraph 6.4(c).

                  If the value of a Participant's Vested Account Balance derived from Employer and Employee contributions:

                  (1) for Plan Years beginning before August 6, 1997, exceeds $3,500 (or exceeded $3,500 at the time of any prior distribution),

                  (2) for Plan Years beginning after August 5, 1997, exceeds $3,500 (or exceeded $3,500 at the time of any prior distribution),

                  (3) for Plan Years beginning after August 5, 1997 and for a distribution made after March 21, 1999, that either exceeds $5,000 or is a remaining payment under a selected optional form of payment that exceeded $5,000 at the time the selected payment began, and the account balance is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse had died, the survivor) must consent to any distribution of such account balance.

6.8 IN-SERVICE WITHDRAWALS If elected in the Adoption Agreement, an Employer may elect to permit a Participant in the Plan to make an in-service withdrawal subject to any limitation(s) specified in the Adoption Agreement.

         (a) An Participant may withdraw all or any part of the fair market value of his or her Voluntary or Required After-tax Contributions as described in Article IV, other than Elective Deferrals, upon request to the Plan Administrator unless indicated otherwise on the Adoption Agreement. No amount will be forfeited solely as a result of a Participant's withdrawal of an amount pursuant to this paragraph 6.8. Employee Rollover and Transfer Contributions and the income allocable to each may be withdrawn at any time unless indicated otherwise on the Adoption Agreement.

         (b) Subject to Article VIII, Joint and Survivor Annuity Requirements (if applicable) and pursuant to the Employer's election in the Adoption Agreement, a Participant may be eligible to withdraw any part of his or her Qualified Voluntary Contribution account by making application to the Plan Administrator. A request to withdraw amounts pursuant to this paragraph must be consented to by the Participant's Spouse unless the Plan satisfies the safe harbor under paragraph 8.7 hereof. Spousal consent, if required, shall comply with the requirements of paragraph 6.4 relating to immediate distributions.

         (c) A Participant may withdraw all or any part of the fair market value of his or her pre-1987 Voluntary Contributions with or without withdrawing the earnings attributable thereto. Post-1986 Voluntary Contributions may only be withdrawn along with a portion of the earnings thereon. The amount of the earnings to be withdrawn is determined by using the formula:
                  DA [1-(V / V+E)], where DA is the distribution amount, V is the amount of Voluntary Contributions and V+E is the amount of Voluntary Contributions plus the earnings attributable thereto. The aggregate value of the Participant's Vested Account Balance derived from Employer and Employee contributions (including Rollovers), whether vested before or upon death, includes the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

         (d) Under a Profit Sharing Plan to the extent that the Employer elects in the Adoption Agreement, one of the following conditions is required to withdraw all or any part of the vested Non-Safe Harbor Matching Contributions and discretionary contributions.

                  (1) An Employee who has been a Participant in the Plan for at least five (5) years may, prior to separating from Service with the Employer, elect to withdraw all or any part of the vested Non-Safe Harbor Matching Contributions, and discretionary contributions.

                  (2) Vested Non-Safe Harbor Matching and Non-Elective Contributions which have been in the Plan for at least two (2) years may be withdrawn.

                  (3) A Participant who had attained age 59 1/2 may, prior to separation from Service, elect to withdraw all of any part of the vested Non-Safe Harbor Matching Contributions and discretionary contributions.

         (e) Unless otherwise elected by the Employer in the Adoption Agreement, Elective Deferrals, Qualified Non-Elective Contributions, Safe Harbor Matching and Non-Elective Contributions, and Qualified Matching Contributions, and income allocable to each, are not distributable to a Participant earlier than upon separation from Service, death, or Disability. Such amounts may also be distributed upon:

                  (1) termination of the Plan without the establishment of another Defined Contribution Plan other than an employee stock ownership plan [as defined in Code
                           Section 4975(e)(7)] or a Simplified Employee Pension Plan [as defined in Code Section 408(k)], or a SIMPLE IRA plan [as defined in Code Section 408(p)],

                  (2) the disposition by a corporation to an unrelated corporation of substantially all of the assets [within the meaning of Code Section 409(d)(2)] used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets,

                  (3) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary [within the meaning of Code Section 409(d)(3)] if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary,

                  (4)      the attainment of age 59 1/2, or

                  (5) the hardship of a Participant as described in paragraph 6.9.

         (f) An in-service withdrawal shall not be eligible for redeposit to the Trust. A withdrawal under this paragraph shall not prohibit such Participant from sharing in any future Employer contribution he or she would otherwise be eligible to receive.

         (g) Money purchase pension plans and target benefit plans may not allow in-service withdrawals prior to attainment of the Normal Retirement Age as specified in the Adoption Agreement.

         (h) Notwithstanding any provisions of the Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Participant's retirement, death, Disability, or separation from Service, and prior to Plan termination, the optional form of benefits is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred within the meaning of Code Section 414(l), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to Voluntary After-tax Contributions).

         (i) A Participant may withdraw any amount attributable to profit-sharing contributions, Elective Deferrals, Matching Contributions, Rollover and Transfer Contributions, not in excess of the vested amount of such contributions, if the withdrawal is made after the Participant attains age 59 1/2, as elected in the Adoption Agreement.

         (j) PARTIALLY VESTED PARTICIPANTS - If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100% of the account balance derived from Employer contributions and the Participant may increase the nonforfeitable percentage in the account:

                  (1) a separate account will be established for the Participant's interest in the Plan as of the time of the distribution, and

                  (2) at any relevant time the Participant's nonforfeitable portion of the separate account will be equal to an amount ("X") determined by the formula:

                               X = P [AB + D] - D

                  For purposes of applying the formula: "P" is the nonforfeitable percentage at the relevant time, "AB" is the account balance at the relevant time, "D" is the amount of the distribution.

6.9 HARDSHIP WITHDRAWALS If elected in the Adoption Agreement, a Participant may request a Hardship withdrawal as provided in this paragraph. If applicable, Hardship withdrawals are subject to the spousal consent requirements in Code Sections 401(a)(11) and 417. A request to withdraw amounts must be consented to by the Participant's Spouse unless the Plan satisfies the safe harbor provisions under paragraph 8.7 hereof. Spousal consent, if required, shall comply with the requirements of paragraph 6.4 relating to immediate distributions.

If elected in the Adoption Agreement, a Participant shall be permitted to make a Hardship withdrawal of any amount attributable to the vested portion of Elective Deferral Contributions (and any earnings credited to a Participant's account as of the later of December 31, 1988, and the end of the last Plan Year ending before July 1, 1989). If elected in the Adoption Agreement, fully vested profit-sharing contributions, Matching Contributions, Rollover Contributions, Transfer Contributions and the income allocable to each (without regard to attainment of age 59 1/2 or Disability) may be available for Hardship withdrawal if the Participant establishes that an immediate and heavy financial need exists and the withdrawal is necessary to satisfy such financial need. A Participant may withdraw all or any part of the fair market value of his or her Voluntary or Required After-tax Contributions due to a Hardship upon request to the Plan Administrator. Such request shall be made in accordance with procedures adopted by the Plan Administrator or his or her designate who shall have sole authority to authorize and direct a Hardship withdrawal pursuant to the following rules:

         (a) ADMINISTRATIVE REQUIREMENTS - A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

                  (1) The Participant has obtained all distributions, other than Hardship distributions, and all nontaxable loans under all plans maintained by the Employer.

                  (2) The Participant's Elective Deferrals, Voluntary After-tax Contributions and Required After-tax Contributions will be suspended for all plans maintained by the Employer (other than benefits under Code Section 125 plans) for twelve (12) months after the receipt of the Hardship distribution.

                  (3) The distribution is not in excess of the amount of the immediate and heavy financial need described at paragraph (b) including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

                  (4) All plans maintained by the Employer must provide that a Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the Hardship distribution in excess of the applicable limit under Code Section 402(g) for such taxable year, less the amount of such Participant's Elective Deferrals for the taxable year during which the Hardship distribution was received.

         (b) EXCLUSIVE REASONS FOR HARDSHIP WITHDRAWAL - An immediate and heavy financial need exists when the Hardship withdrawal will be used to pay the following:

                  (1) expenses incurred or necessary for medical care [described in Code Section 213(d)] of the Participant, his or her Spouse, children and other dependents,

                  (2) the cost directly related to the purchase (excluding mortgage payments) of the principal residence of the Participant,

                  (3) payment of tuition and related educational expenses (including but not limited to expenses associated with room and board) for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children or other dependents, or

                  (4) the need to prevent eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence.

         (c) If a request for a Hardship withdrawal is approved by the Plan Administrator, funds shall be withdrawn from the contribution sources as elected in the Adoption Agreement unless provided otherwise by the Plan Administrator in an administrative procedure. Liquidation of a Participant's assets for the purpose of a Hardship withdrawal will be allocated on a pro-rata basis across all the investment alternatives in a Participant's account, unless otherwise provided by administrative procedure or by a directive from the Plan Administrator or by the Plan Participant.

6.10 DIRECT ROLLOVER OF BENEFITS

         (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Participant's election under this paragraph, for distributions made on or after January 1, 1993, a Participant may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan or individual retirement account specified by the Participant in a Direct Rollover. Any portion of a distribution which is not paid directly to an Eligible Retirement Plan or individual retirement account shall be distributed to the Participant. For purposes of this paragraph, a surviving Spouse or a Spouse or former Spouse who is an alternate payee under a Qualified Domestic Relations Order as defined in Code Section 414(p), will be permitted to elect to have any Eligible Rollover Distribution paid directly to an individual retirement account (IRA) or an individual retirement annuity (IRA) or to another Qualified Plan in which the alternate payee is a participant.

         (b) If the entire Vested Account Balance is not eligible for a Direct Rollover of benefits as described in (a) above, the Participant may either make an elective transfer of the entire Vested Account Balance pursuant to the procedure described at paragraph 4.5 or a direct rollover of the portion which can be rolled over as described in (a) above and an elective transfer of the rest as described in paragraph 4.5 herein.

         (c) After December 31, 2001, the elective transfer of distributable benefits will be available only if the direct rollover provisions of Code Section 401(a)(31) would not be available to transfer the Participant's entire Vested Account Balance to the transferee plan. This elective transfer option will only be available in the following circumstances;

                  (1) The Plan does not have a single sum distribution option available. The benefits are distributable only in a periodic payment method.

                  (2) The distribution includes benefits that are not eligible for rollover treatment, including benefits attributable to After-tax Contributions, required minimum distributions or other amounts that have previously been included in income.

         (d) Distributions that consist of the Participant's entire account balance which is entirely eligible for rollover treatment will be transferred as a direct rollover rather than an elective transfer.

6.11 PARTICIPANT'S NOTICE In the event that a Participant's benefit becomes payable under Plan terms or if a Participant requests distribution of his or her benefit, the Plan Administrator shall provide such Participant with a notice regarding distribution of such benefit. The notice shall describe any Plan related information regarding the distribution including the Joint and Survivor Annuity requirements provided at paragraph 6.4(d), if applicable, the normal and optional forms of payment provided at paragraph 6.5, and the information required in connection with an Eligible Rollover Distribution. Information in connection with an Eligible Rollover Distribution shall include the right to have the funds transferred directly to another Qualified Plan or individual retirement account, the income tax withholding requirements, the rollover rules with respect to amounts distributed to the Participant, the default direct rollover provisions of Vested Account Balances greater than $1,000 but less than or equal to $5,000 (any other appropriate information such as the name and address, and telephone number of the IRA Trustee and information regarding IRA maintenance and withdrawal fees and how the IRA funds will be invested) and the general tax rules which apply to such distributions. Such notice shall be provided to the Participant within the time period prescribed at paragraph 6.4(d) hereof or, if the safe harbor provisions of paragraph 8.7 are applicable, not less than thirty (30) days prior to the Annuity Starting Date, subject to a waiver period of a lesser number of days if elected by the

Participant and if applicable, their Spouse. A default direct rollover will occur not less than thirty (30) days and not more than ninety (90) days after such notice with the explanation of the default direct rollover is provided to the separating Participant.

6.12 ASSETS TRANSFERRED FROM MONEY PURCHASE PENSION PLANS Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, Disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the associated post-transfer earnings) and liabilities that are transferred, within the meaning of Code
Section 414(l), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to Voluntary After-tax Contributions).

6.13 ASSETS TRANSFERRED FROM A CODE SECTION 401(k) PLAN If the Plan receives a direct transfer (by merger or otherwise) of Elective Deferrals (or amounts treated as Elective Deferrals) under a Plan with a Code Section 401(k) arrangement, the distribution restrictions of Code Sections 401(k)(2) and 401(k)(10) continue to apply to those transferred Elective Deferrals.

                                   ARTICLE VII

                            DISTRIBUTION REQUIREMENTS

7.1 JOINT AND SURVIVOR ANNUITY REQUIREMENTS All distributions made under the terms of this Plan must comply with the provisions of Article VIII including, if applicable, the safe harbor provisions thereunder.

7.2 MINIMUM DISTRIBUTION REQUIREMENTS All distributions required under this Article shall be determined and made in accordance with the minimum distribution requirements of Code Section 401(a)(9) and the Regulations issued thereunder, including the minimum distribution incidental benefit rules found at Regulations
Section 1.401(a)(9)-2. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date. Life expectancy and joint and last survivor life expectancies are computed by using the expected return multiples found in Tables V and VI of Regulations
Section 1.72-9.

7.3 LIMITS ON DISTRIBUTION PERIODS As of the First Distribution Calendar Year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

         (a)      the life of the Participant,

         (b)      the life of the Participant and their Beneficiary,

         (c) a period certain not extending beyond the life expectancy of the Participant, or

         (d) a period certain not extending beyond the joint and last survivor life expectancy of the Participant and their Beneficiary.

7.4 REQUIRED DISTRIBUTIONS ON OR AFTER THE REQUIRED BEGINNING DATE

         (a) If a Participant's benefit is to be distributed over (i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary or (ii) a period not extending beyond the life expectancy of the Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the First Distribution Calendar Year, must at least equal the sum obtained by dividing the Participant's benefit by the Applicable Life Expectancy.

         (b) For calendar years beginning before January 1, 1988, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the Present Value of the amount available for the distribution is paid within the life expectancy of the Participant.

         (c) For calendar years beginning after December 31, 1989, the amount to be distributed each year beginning with distributions for the First Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (i) the Applicable Life Expectancy or (ii) if the Participant's Spouse is not the Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Regulations Section 1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy as the relevant divisor without regard to Regulations Section 1.401(a)(9)-2.

         (d) The minimum distribution required for the Participant's First Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

         (e) If the Participant's Benefit is distributed in the form of an annuity, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the Regulations thereunder.

         (f) Distributions made to a Participant and the Participant's Beneficiary shall be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9) and the Regulations issued thereunder.

         (g) For purposes of determining the amount of the required distribution for each Distribution Calendar Year, the account balance to be used is the account balance determined as of the last Valuation Date preceding the Distribution Calendar Year. This balance will be increased by the amount of any contributions or forfeitures allocated to the account balance after the Valuation Date in such preceding calendar year. Such balance will also be decreased by distributions made after the Valuation Date in such preceding Calendar Year.

         (h) For purposes of paragraph 7.4(g), if any portion of the minimum distribution for the First Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

7.5 REQUIRED BEGINNING DATE If this Plan is an amendment or restatement of a Plan which included the provisions of the minimum distribution rules as in effect prior to the enactment of the Small Business Job Protection Act of 1996 (SBJPA), the Employer may elect in the Adoption Agreement to substitute the minimum distribution rules in effect after the enactment of SBJPA. The Employer, so electing, must also elect in the Adoption Agreement those transitional rules that shall apply to its Plan.

         (a) The Required Beginning Date for a Participant who is a 5% owner with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2 is the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Once distributions have begun to a 5% owner under this paragraph, they must continue to be distributed even if the Participant ceases to be a 5% owner in any subsequent year.

         (b) Unless the Employer has elected to continue to operate the provisions of the minimum required distribution in accordance with the provisions prior to the enactment of the SBJPA, or if elected otherwise in the Adoption Agreement or by operation of the Plan, the Required Beginning Date for a Participant who is not a 5% owner is no later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires.

         (c) If the Employer has elected to continue under the prior provisions of the law, then except as provided below, the Required Beginning Date is the April 1 of the calendar year following the calendar year in which a Participant attains age 70 1/2.

                  (1)      A Participant who:

                           (i)      is not a 5% owner,

                           (ii)     has not had a Separation from Service,

                           (iii)    had attained age 70 1/2 prior to 1997, and

                           (iv) had previously commenced required minimum distributions under the distribution rules (as then in effect) may elect to discontinue receiving distributions under the Plan. A Participant who makes such an election to discontinue distributions must establish a new Annuity Starting Date when benefits recommence under the Plan. A married Participant who is subject to the Qualified Joint and Survivor Annuity provisions of 8.9 must obtain spousal consent to discontinue his or her distributions if distributions are in the form of a

                                    Qualified Joint and Survivor Annuity and to recommence benefits in a form other than a Qualified Joint and Survivor Annuity. Any such election will be made pursuant to the uniform and nondiscriminatory procedures established by the Plan Administrator.

                  (2)      A Participant who:

                           (i)      is not a more than 5% owner, and

                           (ii) had attained age 70 1/2 in 1997 or in a later year (or attained age 70 1/2 in 1996, but had not commenced required minimum distributions in 1996) may elect to postpone distribution of the required minimum distributions until the Participant's Required Beginning Date as established in this paragraph. If a Participant attained age 70 1/2 in 1996, he or she must have elected under this paragraph to postpone distribution by December 31, 1997. If the Participant attains age 70 1/2 in 1997 or later, he or she must elect to postpone distributions under this paragraph not later than April 1 of the year following the year in which the Participant attained age 70 1/2.

                           (iii) Notwithstanding the foregoing, a Participant who is not a more than 5% owner, has not had a separation from service, and is currently in benefit payment status because of attainment of age 70 1/2 in 1997 or in a later year (or attained age 70 1/2 in 1996) may elect to discontinue receiving distributions under the Plan and recommence payments by April 1 of the calendar year in which the Participant retires. A Participant who makes such an election to discontinue distributions must establish a new Annuity Starting Date when benefits recommence under the Plan. A married Participant who is subject to the Qualified Joint and Survivor Annuity provisions of paragraph 8.9 must obtain spousal consent to discontinue his or her distributions if distributions are in the form of a Qualified Joint and Survivor Annuity and to recommence benefits in the form other than a Qualified Joint and Survivor Annuity. Any such election will be made pursuant to the uniform and nondiscriminatory procedures established by the Plan Administrator.

                  (3)      The Required Beginning Date for a Participant who:

                           (i) had attained age 70 1/2 prior to January 1, 1998, and

                           (ii) was not a 5% owner at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year, is April 1 of the calendar year following the calendar year in which the Participant retires.

                  (4) Except as provided above, the Required Beginning Date for a Participant who was a 5% owner at any time during the five (5) Plan Year period ending in the calendar year in which the Participant attained age 70 1/2 is April 1 of the calendar year following the calendar year in which the Participant attained age 70 1/2. For a Participant who became a 5% owner during any Plan Year after the calendar year in which the Participant attained age 70 1/2, the Required Beginning Date is April 1 of the calendar year in which such subsequent Plan Year ends.

For purposes of this Article, the term 5% owner shall have the same meaning as the term is defined under Code Section 416. A Participant is treated as a 5% owner under this paragraph if such Participant is a 5% owner at any time during the Plan Year ending with or within the calendar year the Participant attains age 70 1/2. Once distributions have begun to a 5% owner under this paragraph, they must continue to be distributed even if the Participant ceases to be a 5% owner in a subsequent year.

7.6 TRANSITIONAL RULES

         (a) Notwithstanding the other requirements of this Article and subject to the requirements of Article VIII, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a 5% owner may be made in accordance with all of the following requirements, regardless of when such distribution commences:

                  (1) the distribution by the Trust is one which would not have disqualified such Trust under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984,

                  (2) the distribution is in accordance with a method of distribution designated by the Participant whose interest in the Trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant,

                  (3) such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984,

                  (4) the Participant had accrued a benefit under the Plan as of December 31, 1983, and

                  (5) the method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

         (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

         (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant or the Beneficiary to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made, if the method of distribution was specified in writing and the distribution satisfies the requirements in subparagraphs (a)(1) through (5) above.

         (d) If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the Regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the Regulations thereunder, but for the Code Section 242(b)(2) election of the Tax Equity and Fiscal Responsibility Act of 1982. For calendar years beginning after 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of the Regulations shall apply.

7.7 DESIGNATION OF BENEFICIARY Each Participant shall file a written designation of Beneficiary with the Plan Administrator upon qualifying for participation in this Plan. Such designation shall remain in force until revoked by the Participant by filing a new Beneficiary designation form with the Employer. A profit-sharing or 401(k) Plan satisfying the requirements of paragraph 8.7 requires the Beneficiary shall be the Participant's Spouse, if any, unless such Spouse properly consents otherwise.

7.8 BENEFICIARY

         (a) For purposes of the Plan, a Beneficiary is the person or persons designated as such in accordance with Code Section 401(a)(9) and the Regulations thereunder by the Participant or by the Participant's surviving Spouse if the Participant's surviving Spouse is entitled to receive distributions under the Plan. Such a designation by the Participant's surviving Spouse, however, shall relate solely to the distributions to be made under the Plan after the death of both the Participant and the surviving Spouse. A Beneficiary designation shall be communicated to the Plan Administrator on a form or other type of communication acceptable to the Plan Administrator for use in connection with the Plan, signed by the designating person, and subject to the last sentence of this subparagraph (a), filed with the Plan Administrator in accordance with this paragraph 7.8 not later than thirty (30) days after the designating person's death. The form may name individuals, trusts or estates to take upon the contingency of survival and may specify or limit the manner of distribution thereto. In the event a Participant or the Participant's surviving Spouse, as the case may be, fails to properly designate a Beneficiary (including, as improper, a designation to which the Participant's surviving Spouse did not properly consent) or in the event that no properly designated Beneficiary survives the Participant or the Participant's surviving Spouse, as applicable, then the Beneficiary of such person shall be his surviving Spouse or, if none, his issue per stirpes or, if no issue, the Participant's surviving parents in equal shares, or if no surviving parents, then to the Participant's estate.

                  The Beneficiary designation last accepted by the Plan Administrator during the designating person's lifetime before such distribution is to commence shall be controlling and, whether or not fully dispositive of the vested portion of the account of the Participant involved, thereupon shall revoke all such forms previously filed by that person.

         (b) Notwithstanding subparagraph (a) of this paragraph 7.8, the designation by a married Participant of any Beneficiary other than the Participant's Spouse, or the change of any such Beneficiary to a new Beneficiary other than the Participant's Spouse, shall not be valid unless made in writing and consented to by the Participant's Spouse. The Spouse's consent to such designation must be made in the manner described in this paragraph 7.8.

         (c) Any Beneficiary designation made and in effect under a Qualified Plan immediately prior to that Plan's amendment and continuation in the form of this Plan shall be deemed to be a valid Beneficiary designation filed under this Plan to the extent consistent with this Plan. If such Beneficiary designation was made with respect to a Qualified Plan that permitted the Participant to designate without spousal consent a Beneficiary to receive 50% of the Participant's account balance in the event of the Participant's death, with respect to such Beneficiary designation under this Plan, paragraph 7.8 shall be applied by application of 50% of the vested portion of the Participant's account toward the purchase of a Qualified Pre-Retirement Survivor Annuity and the balance of the Participant's account shall be paid to the designated Beneficiary pursuant to the provisions of Article VIII. In such event, the amount of Voluntary After-tax Contributions applied to the purchase of the annuity shall be in the same proportion as the Voluntary After-tax Contributions bear to the entire Participant's account.

7.9 DISTRIBUTION BEGINNING BEFORE DEATH This paragraph is applicable only after the Participant's Required Beginning Date as elected by the Employer in the Adoption Agreement. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

7.10 DISTRIBUTION BEGINNING AFTER DEATH This paragraph is applicable before the Participant's Required Beginning Date as elected by the Employer in the Adoption Agreement, even if distributions have commenced from the Plan. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

         (a) if any portion of the Participant's interest is payable to a Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

         (b) if the Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with
                  (a) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died or (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

If the Participant has not made an election pursuant to this paragraph 7.10 by the time of his or her death, the Participant's Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin under this section, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Beneficiary, or if the Beneficiary does not elect a method of distribution, then distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the surviving Spouse dies after the Participant but before payments to such Spouse begin, the provisions of this paragraph with the exception of subparagraph (b) herein, shall be applied as if the surviving Spouse were the Participant. For the purposes of this paragraph and paragraph 7.9, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if the preceding sentence is applicable, the date distribution is required to begin to the Surviving Spouse). If distribution in the form of an annuity described in paragraph 7.4(d) irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

7.11 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS

         (a) No Participant shall be permitted to defer under this Plan with respect to a calendar year more than the maximum dollar amount permitted under Code Section 402(g), as indexed, for such calendar year. If a Participant defers more than the maximum allowed due to mistake of fact, such Excess Elective Deferrals shall be distributed to the Participant no later than April 15 following the calendar year to which the excess is attributable. If a Participant who participates in this Plan and in another plan which permits Elective Deferrals defers more than the Code Section 402(g) maximum, such Participant shall have the right to notify one or both plans by March 1 of the calendar year following the year to which the excess is attributable requesting a distribution of the Excess Elective Deferral. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to the Plan of the Employer. If distribution is requested, the applicable plan(s) shall make distribution of the Excess Elective Deferrals, plus any income and minus any loss allocable thereto, no later than April 15 following the calendar year to which the excess is attributable. Excess Elective Deferrals which are distributed on a timely basis shall not be considered Annual Additions for the Limitation Year during which such amounts are deferred.

         (b) Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of (1) income or loss allocable to the Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and (2) ten percent (10%) of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of the distribution, counting the month of the distribution if the distribution occurs after the fifteenth (15th) of such month.

         (c) The amount a Participant receives as a distribution of his or her Excess Elective Deferrals is includible in income with respect to the taxable year to which the excess is attributable.

         (d) Any income attributable to the Excess Elective Deferrals determined in (b) above shall be includible in income with respect to the taxable year in which the excess is distributed.

7.12 DISTRIBUTION OF EXCESS CONTRIBUTIONS

         (a) Excess Contributions plus any income and minus any loss allocable thereto, shall be distributed to affected Participants no later than the last day of the Plan Year following the Plan Year to which the Excess Contributions are attributable. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the ADP Test for the year in which the excess arose beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If such Excess Contributions are distributed more than two and one-half (2 1/2) months after the last day of the Plan Year to which the Excess Contributions are attributable, a 10% excise tax will be imposed on the Employer maintaining the Plan with respect to the principal amount of the excess.

         (b) Excess Contributions, including any amount recharacterized as a Voluntary After-tax Contribution, shall be treated as Annual Additions with respect to the Plan Year to which the excess is attributable.

         (c) Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions allocated to each Participant is the sum of (1) income or loss allocable to the Participant's Elective Deferral account (and, if applicable, the Qualified Nonelective Contribution Account or the Qualified Matching Contribution Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and (2) ten percent (10%) of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if the distribution occurs after the fifteenth (15th) of such month.

         (d) Excess Contributions shall be distributed from the Participant's Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP Test) for the test year. Excess Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution account only to the extent that such Excess Contributions exceed the Participant's Elective Deferrals and Qualified Matching Contributions account for the applicable test year.

         (e) The return of an Excess Contribution under a Plan established under a Davis-Bacon Adoption Agreement will be reported as additional wages paid to the affected Participant.

7.13 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

         (a) Notwithstanding any other provisions of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions.

         (b) If such Excess Aggregate Contributions are distributed more than two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amount arose, a 10% excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions for purposes of Article X, Limitations On Allocations.

         (c) Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of the distribution. The income or loss allocable to the Excess Aggregate Contributions allocated to each Participant is the sum of (1) income or loss allocable to each Participant's Employee Contribution account, Matching Contribution account, Qualified Matching Contribution account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Nonelective Contribution account and the Elective Deferral account of the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year end the denominator is the Participant's account balance(s) attributable to Contribution Percentage amounts without regard to any income or loss occurring during such Plan Year; and (2) ten percent (10%) of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

         (d) Excess Aggregate Contributions shall be forfeited if forfeitable, or distributed on a pro-rata basis, from the Participant's Voluntary After-tax Contribution account, Required After-tax Contribution account, Matching Contribution account and Qualified Matching Contribution account (and if applicable the Participant's Qualified Matching Contribution account, and/or Elective Deferral account, or both).

         (e) Forfeitures of Excess Aggregate Contributions may be reallocated to the accounts of other Participants or applied to reduce Employer contributions, or as otherwise elected by the Employer in the Adoption Agreement.

7.14 DISTRIBUTIONS TO MINORS AND INDIVIDUALS WHO ARE LEGALLY INCOMPETENT Benefits payable to either a minor or an individual who has been declared legally incompetent shall be paid, at the direction of the conservator appointed either under a court order or applicable state law which permits such an individual to be a guardian for the benefit of said minor or incompetent.

7.15 UNCLAIMED BENEFITS

         (a) If elected on the Adoption Agreement, the default form of payment will be a direct rollover into an individual retirement account or annuity for any cash out distribution of amounts greater than $1,000 but less than or equal to $5,000 made pursuant to Code Sections 411(a)(7), 411(a)(11) and 417(e)(1). If an individual retirement account or annuity is established, no amounts contributed to these accounts may be forfeited under the Plan.

         (b) The Plan Administrator shall notify Participants or Beneficiaries by certified or registered mail sent to his or her last known address of record with the Employer when their benefits become distributable as provided at paragraph 6.11 hereof. If a Participant or Beneficiary does not respond to the notice within ninety (90) days of the date of the notice, the Plan Administrator may take reasonable steps to locate the Participant or Beneficiary including, but not limited to, requesting assistance from the Employer, Employees, Social Security Administration and/or the Internal Revenue Service.

         (c)      If the Participant cannot be located after a period of twelve
                  (12) months, or such other period determined in a uniform and nondiscriminatory manner by the Plan Administrator, the Plan Administrator shall treat the benefit as a forfeiture pursuant to paragraph 9.8. The forfeiture provisions of this subparagraph 7.15(c) apply only to the Participant's or Beneficiary's account balance which is less than $5,000. If the Employer does not make a contribution for the Plan Year during which the forfeiture takes place, such amount shall first be applied to pay Plan expenses and, if there are no such expenses, it shall then be allocated to eligible Participant accounts as if the amount were the Employer's contribution for such Plan Year.

         (d) If a Participant or Beneficiary later makes a claim for such benefit, the Plan Administrator shall validate such claim and provide the Participant or Beneficiary with all notices and other information necessary for the Participant or Beneficiary to perfect the claim. If the Plan Administrator validates the claim for benefits, the Participant's account balance shall be restored to the benefit amount treated as a forfeiture. Such benefit shall not be adjusted for investment earnings or losses during the period beginning on the date of forfeiture and ending on the date of restoration. The funds necessary to restore the Participant's account will first be taken from amounts eligible for reallocation or other disposition as forfeitures with respect to the Plan Year. If such funds do not exist or if such funds are insufficient, the Employer will make a contribution prior to the date on which the benefit is payable to restore such Participant's account. Such benefit shall be paid or commence to be paid in the same manner as if the benefit was eligible for distribution on the date the claim for benefit is validated.

         (e) The Plan Administrator shall follow the same procedure in locating and subsequently treating as a forfeiture the benefit of a Participant or Beneficiary whose benefit has been properly paid under Plan terms but where the Participant or Beneficiary has not negotiated the benefit check(s).

         (f) Notwithstanding the foregoing, the Plan Administrator in his discretion may establish alternative procedures for locating and administering the benefits of missing Plan Participants.

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

                                  ARTICLE VIII

                     JOINT AND SURVIVOR ANNUITY REQUIREMENTS

8.1 APPLICABILITY OF PROVISIONS The provisions of this Article shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer and such other Participants as provided in paragraph 8.8.

8.2 PAYMENT OF QUALIFIED JOINT AND SURVIVOR ANNUITY Unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the Annuity Starting Date, a Participant's Vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity. For this purpose, a Qualified Joint and Survivor Annuity with respect to an unmarried Participant's Vested Account Balance will be paid in the form of a straight life annuity. A straight life annuity means an annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death. The Participant may elect to have such annuity distributed upon attainment of the Early Retirement Age under the Plan, if any.

8.3 PAYMENT OF QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY Unless an optional form of benefit has been elected within the Election Period pursuant to a Qualified Election, if a Participant dies before benefits have commenced then the Participant's Vested Account Balance shall be paid in the form of a life annuity for the life of the surviving Spouse. The surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death. If no election has been made within the Election Period prior to the Participant's death, the surviving Spouse shall have the right to select an optional form of benefit after the Participant's death. Such election will only be permitted if the surviving Spouse is provided with a notice similar to that required under paragraph 8.5 except that the notice will be modified to explain a life annuity rather than a Qualified Joint and Survivor Annuity.

A Participant who does not meet the age thirty-five (35) requirement set forth in the Election Period as of the end of any current Plan Year may make a special qualified election to waive the Qualified Pre-Retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms as are comparable to the explanation required under paragraph 8.5. Qualified Pre-Retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five
(35). Any new waiver on or after such date shall be subject to the full requirements of this Article.

8.4 QUALIFIED ELECTION A Qualified Election is an election to either waive a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity. Any such election shall not be effective unless:

         (a)      the Participant's Spouse consents in writing to the election,

         (b) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent unless the Spouse expressly permits designations by the Participant without any further spousal consent,

         (c) the Spouse's consent acknowledges the effect of the election, and

         (d) the Spouse's consent is witnessed by a Plan representative or notary public.

A Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent unless the Spouse expressly permits designations by the Participant without any further spousal consent. If it is established to the satisfaction of the Plan Administrator that the Participant is unmarried or that the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse cannot be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in paragraphs 8.5 and 8.6 below.

8.5 NOTICE REQUIREMENTS FOR QUALIFIED JOINT AND SURVIVOR ANNUITY In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall, no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, provide each Participant a written explanation of:

         (a)      the terms and conditions of a Qualified Joint and Survivor
                  Annuity,

         (b) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit,

         (c)      the rights of a Participant's Spouse, and

         (d) the right to make and the effect of a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

The Annuity Starting Date may be less than thirty (30) days after and may be before receipt of the written explanation described in the preceding paragraph provided that:

         (e) the Plan Administrator clearly informs the Participant and the Participant's Spouse that they have a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) a form of distribution other than a Qualified Joint and Survivor Annuity; and

         (f) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration to the seven
                  (7) day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant.

8.6 NOTICE REQUIREMENTS FOR QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY In the case of a Qualified Pre-Retirement Survivor Annuity as described in paragraph 8.3, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph
8.5 applicable to a Qualified Joint and Survivor Annuity. The applicable period for a Participant is whichever of the following periods ends at the latest date:

         (a) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35),

         (b) a reasonable period ending after the individual becomes a Participant, or

         (c) a reasonable period ending after this article first applies to the Participant.

         (d) Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age thirty-five (35). If such a Participant subsequently returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

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

For purposes of applying the preceding paragraph, a reasonable period ending after the events described in (b) and (c) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates form Service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation.

8.7 SPECIAL SAFE HARBOR EXCEPTION FOR CERTAIN PROFIT-SHARING OR 401(k) PLANS This paragraph shall apply to a Participant in a profit-sharing or 401(k) plan, and to any distribution, made on or after the first day of the first Plan Year beginning after 1988, from or under a separate account attributable solely to Qualified Voluntary Contributions, as maintained on behalf of a Participant in a money purchase pension plan or target benefit plan, if the following conditions are satisfied:

         (a) the Participant does not elect payments in the form of a life annuity, and

         (b) on the death of a Participant, the Participant's Vested Account Balance will be paid to the Participant's Surviving Spouse, but if there is no surviving Spouse, or if the Surviving Spouse has consented to, in a manner conforming to a Qualified Election, then to the Participant's Beneficiary.

         (c) The surviving Spouse may elect to have distribution of the Vested Account Balance commence within the ninety (90) day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions.

         (d) If a Plan is otherwise exempt from the Qualified Joint and Survivor Annuity requirements, the Qualified Joint and Survivor Annuity requirements are not triggered unless the Participant in the Plan actually elects a life annuity as a distribution option.

         (e) These safe harbor rules shall not be applicable to a Participant in a profit-sharing or 401(k) plan if the Plan is the recipient of a merger of assets from a plan which was subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, and would therefore have a Qualified Joint and Survivor Annuity as its normal form of benefit, unless separate accounts or separate accounting was monitored for the assets of the merged plan.

         (f) Money purchase and target benefit plans are required to include the Qualified Joint and Survivor Annuity option. These Plans may eliminate any periodic payment options that are not required by the Qualified Joint and Survivor Annuity rules such as installment payments.

         (g) The Participant may waive the spousal death benefit described in this paragraph at any time provided that no such waiver shall be effective unless it satisfies the conditions (described in paragraph 8.4) that would apply to the Participant's waiver of the Qualified Pre-Retirement Survivor Annuity.

         (h) Profit Sharing Plans satisfying all of the requirements of this paragraph for a Participant such that the Plan is not required to provide a Qualified Joint and Survivor Annuity for the Participant, but that do provide such annuity (even if the annuity is the normal form), may replace the Qualified Joint and Survivor Annuity with payment in a single-sum distribution form that is otherwise identical to such annuity in accordance with the requirements under the Regulations Section 1.411(d)-4.

         (i) If this paragraph 8.7 is operative, then all other provisions of this Article VIII other than paragraph 8.8 are inoperative.

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

8.8 TRANSITIONAL JOINT AND SURVIVOR ANNUITY RULES Special transitional rules apply to Participants who were not receiving benefits on August 23, 1984.

         (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous paragraphs of this Article, must be given the opportunity to elect to have the prior paragraphs of this Article apply if such Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) Years of Service for vesting purposes when he or she separated from Service.

         (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with paragraph 8.9.

         (c)      The respective opportunities to elect [as described in (a) and
                  (b) above] must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

8.9 AUTOMATIC JOINT AND SURVIVOR ANNUITY AND EARLY SURVIVOR ANNUITY Any Participant who has elected pursuant to paragraph 8.8(b) and any Participant who does not elect under paragraph 8.8(a) or who meets the requirements of paragraph 8.8(a), except that such Participant does not have at least ten (10) years of vesting Service when he or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity in accordance with all of the following requirements:

         (a) If benefits in the form of a life annuity become payable to a married Participant who:

                  (1) begins to receive payments under the Plan on or after Normal Retirement Age, or

                  (2) dies on or after Normal Retirement Age while still working for the Employer, or

                  (3) begins to receive payments on or after the Qualified Early Retirement Age, or

                  (4) separates from Service on or after attaining Normal Retirement Age (or the Qualified Early Retirement
                           Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits, such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least six (6) months before the Participant attains Qualified Early Retirement Age and end not more than ninety (90) days before the commencement of benefits. Any election will be in writing and may be changed by the Participant at any time.

         (b) A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of:

                  (1) the ninetieth day before the Participant attains the Qualified Early Retirement Age, or

                  (2) the date on which participation begins, and ends on the date the Participant terminates employment.

For purposes of this paragraph 8.9, Qualified Early Retirement Age is defined at paragraph 1.80 herein.

8.10 ANNUITY CONTRACTS Any annuity contract distributed under this Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

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

                                   ARTICLE IX

                                     VESTING

9.1 EMPLOYEE CONTRIBUTIONS A Participant shall always have a 100% vested and nonforfeitable interest in his or her Elective Deferrals, Voluntary After-tax Contributions, Qualified Voluntary Contributions, Required After-tax Contributions, Qualified Non-Elective Contributions, Safe Harbor Matching Contributions, Safe Harbor Non-Elective Contributions, SIMPLE 401(k), Qualified Matching Contributions, Rollover and Transfer Contributions plus the earnings thereon. No forfeiture of Employer contributions (including any minimum contributions made under paragraph 15.2) will occur solely as a result of a Participant's withdrawal of any Employee contributions.

9.2 EMPLOYER CONTRIBUTIONS A Participant shall acquire a vested and nonforfeitable interest in his or her account attributable to Employer contributions in accordance with the schedule selected in the Adoption Agreement, provided that if a Participant is not already fully vested, he or she shall become so upon attaining Normal Retirement Age, Early Retirement Age, on death prior to normal retirement (provided the Participant has not terminated employment prior to death), on retirement due to Disability, or on termination of the Plan. Any contributions made on behalf of a Participant with a Disability within the meaning of Code Section 22(e)(3) at the election of the Employer must be fully vested when made.

9.3 VESTING OF EMPLOYER CONTRIBUTIONS IN A SIMPLE 401(k) PLAN A Participant shall have a 100% vested and nonforfeitable interest in his or her account attributable to any Employer contributions made under a SIMPLE 401(k) Plan.

9.4 COMPUTATION PERIOD A period used for determining Years of Service and Breaks in Service used in calculating the vesting of a Participant. A Year of Service means any twelve (12) consecutive month vesting computation period as elected in the Adoption Agreement during which an Employee completes the number of Hours of Service [not to exceed one-thousand (1,000)] as specified in the Adoption Agreement. If the Plan utilizes the Elapsed Time method of crediting Service, a vesting computation period for which the Employee receives credit for a Year of Service will be determined under the Service crediting rules of paragraph 1.117.

9.5 REQUALIFICATION PRIOR TO FIVE CONSECUTIVE ONE-YEAR BREAKS IN SERVICE Subject to Article VI, the account balance of a Participant who is re-employed prior to incurring five (5) consecutive one (1) year Breaks in Service or Periods of Severance shall consist of any undistributed amount in his or her account as of the date of re-employment plus any future contributions added to such account plus the investment earnings on the account. The Vested Account Balance of such Participant shall be determined by multiplying the Participant's account balance (adjusted to include any distribution or redeposit made under paragraph 6.3) by such Participant's vested percentage. All Service of the Participant, both prior to and following the break, shall be counted when computing the Participant's vested percentage.

9.6 REQUALIFICATION AFTER FIVE CONSECUTIVE ONE-YEAR BREAKS IN SERVICE Subject to
Article VI, if a Participant was not fully vested prior to termination of employment and is re-employed after incurring five (5) consecutive one (1) year Breaks in Service or Periods of Severance, a new account shall be established for such Participant to separate his or her deferred vested and nonforfeitable account, if any, from the account to which new allocations will be made. The Participant's deferred account to the extent remaining shall be fully vested and shall continue to share in earnings and losses of the Trust. When computing the Participant's vested portion of the new account, all pre-break and post-break Service shall be counted. However, notwithstanding this provision, no such former Participant who has had five (5) consecutive one (1) year Breaks in Service or Periods of Severance shall acquire a larger vested and nonforfeitable interest in his or her prior account balance as a result of requalification hereunder.

9.7 CALCULATING VESTED INTEREST A Participant's vested and nonforfeitable interest, as determined by the Plan Administrator shall be calculated by multiplying the fair market value of his or her account attributable to Employer contributions on the Valuation Date concurrent with or preceding distribution by the decimal equivalent of the vested percentage as of his or her termination date. The amount attributable to Employer contributions for purposes of the calculation includes amounts previously paid out pursuant to paragraph 6.3 and not repaid. The Participant's vested and nonforfeitable interest, once calculated above, shall be reduced to reflect those amounts previously paid out to the Participant and not repaid by the Participant. The Participant's vested and nonforfeitable interest so determined shall continue to share in the investment earnings and any increase or decrease in the fair market value of the Trust up to the Valuation Date preceding or coinciding with payment.

9.8 FORFEITURES Any balance in the account of a Participant who has separated from Service to which he or she is not entitled under the foregoing provisions, shall be forfeited and applied as provided in the Adoption Agreement, or in accordance with a uniform and nondiscriminatory policy established by the Plan Administrator. The reallocation or other disposition of a nonvested benefit may only occur if the Participant has received payment of his or her entire vested benefit from the Plan, if the Participant has incurred five (5) consecutive one
(1) year Breaks in Service or a deemed cash-out has occurred. A Participant who is zero (0) percent vested will have a deemed cash-out distribution on the date of the Participant's Separation from Service and will not be entitled to an allocation of any forfeitures (if reallocated) of any portion of his account balance or of any other Participant who has terminated Service in the same or prior Plan Year. While awaiting reallocation or other disposition, the Plan Administrator or his designate, if applicable, shall have the right to leave the nonvested benefit in the Participant's account or may transfer the nonvested benefit to a forfeiture suspense account. Amounts held in a forfeiture suspense account may share in any increase or decrease in fair market value of the assets of the Trust in accordance with Article V of the Plan. Such determination shall be made by the Plan Administrator or his designate, if applicable. If a Participant's account balance is forfeited prior to five consecutive one-year Breaks in Service, the amount necessary to restore the account balance to a Participant will be obtained from one of the following sources; current Plan Year's forfeitures, an additional Employer contribution, or earnings on investments for the applicable Plan Year, as determined by the Plan Administrator. For purposes of this paragraph, if the value of a Participant's Vested Account Balance is zero, the Participant shall be deemed to have received a distribution of such Vested Account Balance. A Highly Compensated Employee's Matching Contributions may be forfeited, even if vested, if the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions. Benefits with respect to Participants who cannot be located as provided at paragraph 7.15 hereof will be treated in the same manner as a forfeiture.

9.9 AMENDMENT OF VESTING SCHEDULE No amendment to the Plan shall have the effect of decreasing a Participant's Vested Account Balance determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective. Further, if the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of any Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, during the election period defined herein, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

         (a)      sixty (60) days after the amendment is adopted,

         (b)      sixty (60) days after the amendment becomes effective, or

         (c) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or the Trustee.

If the Trustee notifies the Participants involved, the Plan may be charged for the costs thereof.

No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under Code Section 412(c)(8) relating to financial hardships. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance with respect to benefits attributable to Service before the amendment, shall be treated as reducing an accrued benefit.

Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment.

No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her account balance under a particular form of benefit if the amendment satisfies the conditions in (d) or (e) below:

         (d) The amendment provides a single sum distribution form that is otherwise identical to the optional form of benefit restricted. For purposes of this condition, a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

         (e) The amendment is not effective unless it provides that the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the earlier of (i) the ninetieth
                  (90th) day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or
                  (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

9.10 SERVICE WITH CONTROLLED GROUPS All Years of Service with all members of a controlled group of corporations [as defined in Code Section 414(b) as modified by Code Section 415(h)], all commonly controlled trades or businesses [as defined in Code Section 414(c) as modified by Code Section 415(h)], or members of an affiliated service group [as defined in Code Section 414(m)] of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o), shall be considered for purposes of determining a Participant's nonforfeitable percentage.

9.11 COMPLIANCE WITH UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994 Notwithstanding any provision of this Plan to the contrary, Years of Service for vesting will be credited to Participants with respect to periods of qualified military service as provided in Code Section 414(u).

                                    ARTICLE X

                           LIMITATIONS ON ALLOCATIONS


10.1 PARTICIPATION IN THIS PLAN ONLY If the Participant does not participate in and has never participated in another Qualified Plan, a Welfare Benefit Fund, individual medical account as defined in Code Section 415(l)(2), or a Simplified Employee Pension Plan maintained by the adopting Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimate of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

10.2 DISPOSITION OF EXCESS ANNUAL ADDITIONS If there is an Excess Annual Addition due to an error in estimating a Participant's Compensation for a Limitation Year under paragraph 10.1, an error in estimating the amount of Elective Deferrals of the Participant, or as a result of the allocation of forfeitures, the excess will be distributed to the affected Participant in the order which follows:

         (a) Any Voluntary or Required After-tax Contributions plus the investment earnings thereon, to the extent they would reduce the excess, shall be returned to the Participant.

         (b) Simultaneously, with the return of any Voluntary or Required After-tax Contributions (plus attributable earnings), any associated Employer Matching Contribution(s) plus the investment earnings thereon that relate to the returned Voluntary or Required After-tax Contributions, to the extent they would reduce the excess, will be held either unallocated in a suspense account or forfeited in accordance with the "spillover method" as elected in the Adoption Agreement.

         (c) Elective Deferrals plus the investment earnings thereon shall be returned to the Participant to the extent they would reduce the excess.

         (d) Simultaneously with the return of the Elective Deferrals (plus attributable earnings), any associated Employer Matching Contribution(s) plus the investment earnings thereon that relate to the returned Elective Deferrals, to the extent they would reduce the excess, will be either held unallocated in a suspense account or forfeited in accordance with the "spillover method" as elected in the Adoption Agreement.

         (e) If, after the application of subparagraphs (a) through (d), an excess still exists, the excess will be held either unallocated in a suspense account or forfeited in accordance with the "spillover method" as elected in the Adoption Agreement.

         (f) When the suspense account method is used, and the Participant is not covered by the Plan at the end of the Limitation Year, the Plan Administrator will apply the suspense account to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year until the Excess Annual Addition is eliminated. If a suspense account is in existence at any time during a Limitation Year, all amounts in the suspense account must be allocated to Participant accounts before any Employer contributions or any Employee contributions may be made to the Plan for that Limitation Year. If a suspense account is in existence at any time during a Limitation Year pursuant to this paragraph, it will not participate in the allocation of investment gains or losses.



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10.3 PARTICIPATION IN MULTIPLE DEFINED CONTRIBUTION PLANS The Annual Additions
which may be credited to a Participant's account under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount. With respect to this Plan, the Maximum Permissible Amount is reduced by the Annual Additions credited to a Participant's account under any other qualified Master or Prototype Defined Contribution plans, Welfare Benefit funds, individual medical accounts as defined in Code Section 415(l)(2), and Simplified Employee Pension Plans maintained by the Employer, which provide an Annual Addition for the same Limitation Year. If the Annual Additions with respect to the Participant under other Defined Contribution Plans, Welfare Benefit funds, individual medical accounts and Simplified Employee Pension Plans maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated under this Plan will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other Defined Contribution Plans and Welfare Benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in paragraph 10.1. As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year. If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with this paragraph as though the other plan were a Master or Prototype Plan unless the Employer specifies other limitations in the Adoption Agreement.

10.4 DISPOSITION OF EXCESS ANNUAL ADDITIONS UNDER TWO PLANS If a Participant's Annual Additions under this Plan and such other plans as described in the preceding paragraph would result in an Excess Annual Additions for a Limitation Year due to an error in estimating a Participant's Compensation for a Limitation Year under paragraph 10.3 or as a result of forfeitures, the Excess Annual Additions will be deemed to consist of the Annual Additions last allocated except that Annual Additions attributable to a Simplified Employee Pension Plan will be deemed to have been allocated first and then Annual Additions to a Welfare Benefit Fund or individual medical account as defined in Code Section 415(l)(2) will be deemed to have been allocated next regardless of the actual Allocation Date. If an Excess Annual Addition was allocated to a Participant on a Valuation or Allocation Date of this Plan which coincides with a valuation or allocation date of another plan, the Excess Annual Additions attributed to this Plan will be the product of:

         (a) the total Excess Annual Additions allocated as of such date, times

         (b)      the ratio of:

                  (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan, to

                  (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype Defined Contribution Plans.

Any Excess Annual Additions attributed to this Plan will be disposed of in the manner described in paragraph 10.2.

10.5 PARTICIPATION IN THIS PLAN AND A DEFINED BENEFIT PLAN If the Employer maintains, or at any time maintained, a qualified Defined Benefit Plan (other than Paired Plan #02001 or #02002) covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. For any Plan Year during which the Plan is Top-Heavy, the Defined Benefit and Defined Contribution Plan Fractions shall be calculated in accordance with Code Section 416(h). The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement. This paragraph does not apply for Limitation Years beginning on or after January 1, 2000.



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                                   ARTICLE XI

                           ANTIDISCRIMINATION TESTING


11.1 GENERAL TESTING REQUIREMENTS With respect to each Plan Year, an Employer's Plan which offers a Code Section 401(k) cash or deferred arrangement and any contributions made thereunder must satisfy the Average Deferral Percentage Test ("ADP Test") and, if applicable, the Average Contribution Percentage Test ("ACP Test"). Under each of these tests, the Average Deferral Percentage (ADP) and the Average Contribution Percentage (ACP) for Highly Compensated Employees may not exceed the ADP and ACP for Non-Highly Compensated Employees by more than the amount permitted by application of the basic limit or the alternative limit. These limits are described at paragraphs 11.2 and 11.6 herein. If the ADP or ACP for Highly Compensated Employees exceeds the basic limit or the alternative limit, the applicable average for Highly Compensated Employees either must be reduced to the maximum permitted under the most liberal limit or the average of the Non-Highly Compensated Employees is increased.

The reduction in the average is determined in accordance with paragraph 11.4 herein. In lieu of reducing the applicable average for the Highly Compensated Employees, the Employer may elect to make an additional Qualified Non-Elective Contribution (QNEC) and/or a Qualified Matching Contribution (QMAC) for Non-Highly Compensated Employees to increase their Average Deferral Percentage and/or Average Contribution Percentage to the point where the Plan satisfies the ADP and/or the ACP Test. These qualified contributions are described at paragraph 11.5 herein.

If the Plan can only satisfy the ADP Test and the ACP Test by application of the alternative limit, the Plan must apply the multiple use test as described at paragraph 11.7(b) hereof. If the Plan fails to satisfy the multiple use test, the Employer must either make correcting distributions to affected Highly Compensated Employees or make QNEC and/or QMAC contributions for Non-Highly Compensated Employees to the point where the Plan satisfies the multiple use test.

11.2 ADP TESTING LIMITATIONS

         (a) PRIOR YEAR TESTING -- If elected by the Employer in the Adoption Agreement, the ADP for a Plan Year for Participants who are Highly Compensated Employees for each Plan Year and the Prior Plan Year's ADP for Participants who were Non-Highly Compensated Employees for the Prior Plan Year must satisfy the basic limit set forth in (1) or the alternative limit set forth at (2):

                  (1) The ADP for the Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Prior Plan Year's ADP for Participants who were Non-Highly Compensated Employees for the Prior Plan Year multiplied by 1.25; or

                  (2) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Prior Year's ADP for Participants who were Non-Highly Compensated Employees for the Prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who were Non-Highly Compensated Employees in the Prior Plan Year by more than two (2) percentage points.

         (b) For the first Plan Year of a Plan, where the Plan permits a Participant to make Elective Deferrals and the Plan is not a successor Plan, for purposes of the foregoing limits, the Prior Plan Year's Non-Highly Compensated Employees' ADP shall be 3%, unless the Employer has elected in the Adoption Agreement to use the current Plan Year's ADP for these Participants.



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


         (c) CURRENT YEAR TESTING -- If no election is made by the Employer in the Adoption Agreement, the ADP limits in (1) and (2), above, will be applied by comparing the current Plan Year's ADP for Participants who are Highly Compensated Employees with the current Plan Year's ADP for Participants who are Non-Highly Compensated Employees. This election can only be changed if the Plan meets the requirements for changing to Prior Plan Year testing set forth in IRS Notice 98-1 (or superseding guidance).

11.3 SPECIAL RULES RELATING TO APPLICATION OF THE ADP TEST

         (a) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

         (b) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP Test) allocated to his or her accounts under two (2) or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations issued under Code Section 401(k).

         (c) In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of Participants as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee ADP for the Prior Plan Year will be made in accordance with IRS Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year and use the same ADP testing method.

         (d) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP Test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

         (e) For purposes of the ADP Test, Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions must be made before the end of the twelve (12) month period immediately following the Plan Year to which the contributions relate.

11.4 CALCULATION AND DISTRIBUTION OF EXCESS CONTRIBUTIONS AND EXCESS AGGREGATE CONTRIBUTIONS

         (a) REDUCING THE AVERAGE FOR HIGHLY COMPENSATED EMPLOYEES -- If necessary, the ADP and/or ACP for Highly Compensated Employees must be reduced to the maximum allowed by the applicable limit at paragraph 11.2 and 11.6. The average is reduced on a step-by-step leveling basis beginning by reducing the Actual Deferral Percentage or the Actual Contribution Percentage for the Highly Compensated Employee with the highest percentage until the average is reduced to the maximum allowed or until the Actual Deferral Percentage or Actual Contribution Percentage for such Highly Compensated Employee is lowered to that of the Highly Compensated Employee with the next highest percentage. This process continues until the ADP and/or the ACP is lowered to the maximum allowed for the Plan Year. The excess dollar amount attributable to each affected



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


                  Highly Compensated Employee is then totaled for purposes of correcting distributions determined at paragraph (b) below.

         (b) CORRECTING DISTRIBUTIONS TO HIGHLY COMPENSATED EMPLOYEES -- The total amount to be distributed as determined under paragraph (a) is allocated to Highly Compensated Employees on the basis of the dollar amount included for such Employee in the numerator of the Actual Deferral Percentage or the Actual Contribution Percentage, as applicable. The distribution for each affected Highly Compensated Employee is determined on a leveling basis similar to that described at paragraph (a) except that the process is based on dollars rather than percentages. Excess Contributions and Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest amount of Employer contributions taken into account in calculating the ADP or ACP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all the Excess Contributions and Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contribution and Excess Aggregate Contributions. After correcting distributions are allocated, it is not necessary to recompute the Highly Compensated Employee averages to determine if they satisfy the ADP Test and/or the ACP Test. Distributions of Excess Contributions and Excess Aggregate Contributions are to be made in accordance with paragraphs
                  7.12 and 7.13 hereof.

11.5 QUALIFIED NON-ELECTIVE AND/OR MATCHING CONTRIBUTIONS The Employer may make a Qualified Non-Elective Contribution (QNEC) or Qualified Matching Contribution
(QMAC) for Non-Highly Compensated Employees (whether or not so designated in the Adoption Agreement) to increase the Average Deferral Percentage and/or Average Contribution Percentage to the point where the Plan passes the ADP Test and/or the ACP Test. The following rules apply with respect to such contributions:

         (a) A QNEC or QMAC used in the ADP Test may not also be included in the ACP Test.

         (b) If testing is done on the basis of current Plan Year data, QNECs and/or QMACs must be made and credited to Participant accounts not later than the last day of the twelve (12) consecutive month period following the end of the Plan Year being tested.

         (c) If testing is done on the basis of Prior Plan Year data for Non-Highly Compensated Employees, QNECs and/or QMACs for such Employees must be contributed not later than the last day of the Plan Year being tested.

         (d) If the Employer makes Non-Elective Contributions which are not designated as Qualified Non-Elective Contributions at the time of the contribution to the Plan, the Plan Administrator may redesignate such contributions as Qualified Non-Elective Contributions if the contributions otherwise satisfy the requirements of a Qualified Non-Elective Contribution.

         (e) The Employer's contribution will be allocated to a group of Non-Highly Compensated Participants designated by the Plan Administrator. The allocation will be the lesser of the amount required to pass the ADP/ACP Test, or the maximum permitted under Code Section 415.

11.6 ACP TESTING LIMITATIONS Employee contributions and Matching Contributions must meet the nondiscrimination requirements of Code Section 401(a)(4) and the Average Contribution Percentage (hereinafter ACP) Test of Code Section 401(m). If Employee contributions (including any Elective Deferrals recharacterized as Voluntary After-tax Contributions) or Matching Contributions are made in connection with a cash or deferred arrangement, the ACP Test is in addition to the ADP Test under Code Section 401(k). Qualified Matching Contributions and Qualified Non-Elective Contributions used to satisfy the ADP test may not be used to satisfy the ACP test.



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         (a)      PRIOR YEAR TESTING -- If elected by the Employer in the
                  Adoption Agreement, the ACP for a Plan Year for eligible Participants who are Highly Compensated Employees for each Plan Year and the prior Plan Year's ACP for eligible Participants who were Non-Highly Compensated Employees for the Prior Plan Year must satisfy one of the following tests:

                  (1) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ACP for eligible Participants who were Non-Highly Compensated Employees for the Prior Plan Year multiplied by 1.25; or

                  (2) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for eligible Participants who were Non-Highly Compensated Employees for the Prior Plan Year multiplied by 2.0, provided that the ACP for eligible Participants who are Highly Compensated Employees does not exceed the ACP for eligible Participants who were Non-Highly Compensated Employees in the Prior Plan Year by more than two (2) percentage points.

         (b) For the first Plan Year of a Plan, where this Plan permits any eligible Participant to make Employee contributions, provides for Matching Contributions, or both, and the Plan is not a successor Plan, for purposes of the foregoing limits, the Prior Plan Year's Non-Highly Compensated Employees' ACP shall be 3% unless the Employer has elected in the Adoption Agreement to use the current Plan Year's ACP for these Participants.

         (c) CURRENT YEAR TESTING -- If no election is made by the Employer in the Adoption Agreement, the ACP limits in (1) and (2), above, will be applied by comparing the current Plan Year's ACP for eligible Participants who are Highly Compensated Employees for the Plan Year with the current Plan Year's ACP for eligible Participants who are Non-Highly Compensated Employees. This election can only be changed if the Plan meets the requirements for changing to Prior Plan Year testing set forth in IRS Notice 98-1 (or superseding guidance).

11.7 SPECIAL RULES RELATING TO THE APPLICATION OF THE ACP TEST

         (a) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

         (b) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP Test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ADP or ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced in accordance with paragraph 11.4 so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use of the aggregate limit does not occur if either the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

         (c) For purposes of this paragraph, the Actual Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two (2) or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts were made under a single plan. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or



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


                  within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatory disaggregation under the Regulations issued under Code Section 410(b) apply.

         (d) In the event that this Plan satisfies the requirements of Code Sections 401(a)(4), 401(m), or 410(b) only if aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this section shall be applied by determining the Actual Contribution Percentage of Eligible Participants as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee ACP for the Prior Plan Year will be made in accordance with IRS Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year testing method. Plans may be aggregated in order to satisfy Code Section 401(m) only if the aggregated plans have the same Plan Year and use the same ACP testing method.

         (e) For purposes of the ACP Test, Employee contributions are considered to have been made for the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Matching and Non-Elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year.

         (f) The determination and treatment of the Actual Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

11.8 RECHARACTERIZATION If the Employer allows for Voluntary After-tax Contributions in the Adoption Agreement, a Participant may treat his or her Excess Contributions allocated to him or her as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee contributions made by that Employee would exceed any stated limit under the Plan on Voluntary After-tax Contributions.

Recharacterization must occur no later than two and one-half (2 1/2) months after the last day of the Plan Year for which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

11.9 NONDISCRIMINATION TESTS IN A SIMPLE 401(k) PLAN The ADP/ACP Tests described this Article XI are treated as satisfied for any Plan Year for which the Employer has adopted and complied with the provisions of the SIMPLE 401(k) Adoption Agreement.

11.10 SAFE HARBOR RULES OF APPLICATION

         (a) The Employer may elect in a cash or deferred adoption agreement to apply the safe harbor plan provisions found in paragraphs 11.10 through 11.17. Except as otherwise permitted, an Employer must elect the Safe Harbor Plan provisions and must satisfy the notice requirements of paragraph 11.16 prior to the beginning of the Plan Year to which the Safe Harbor provisions will be applied. The Employer must apply the Safe Harbor provisions for the entire Plan Year, including any short Plan Year. An Employer who elects in the Adoption Agreement and operationally satisfies the Safe Harbor provisions of paragraphs 11.10 through 11.17 is not subject to the nondiscrimination requirements of 11.2. An Employer who elects to provide additional Matching Contributions as set forth in paragraph 11.14 will be subject to the nondiscrimination provisions of paragraph 11.6, unless the additional Matching Contributions satisfy the ACP test safe harbor provisions in paragraph 11.14.



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


         (b) The Employer may elect in the Adoption Agreement either to make a Safe Harbor Non-Elective Contribution on behalf of each eligible Employee who is eligible to participate in the Plan, or to make a Safe Harbor Matching Contribution on behalf of each eligible Employee who is eligible to participate in the Plan and who is making Elective Deferrals.

         (c) The Safe Harbor Non-Elective Contribution will be made on behalf of each eligible Employee who is eligible to participate in the Plan equal to at least 3% of the Employee's Compensation.

         (d) The Safe Harbor Matching Contribution shall be made under the Basic Matching Formula or an Enhanced Matching Formula as described below.

         (e) A Plan intending to satisfy the requirements of Code Sections 401(k)(12) and 401(m)(11) [a "Safe Harbor CODA"] generally must satisfy such requirements, including the notice requirement, for the entire Plan Year. See Notice 98-52, 1988-46 I.R.B. 16, Notice 2000-3, 2000-4 I.R.B. 413, and
                  Revenue Procedure 2000-29, 2000-6 I.R.B. 553.

                  (1) BASIC MATCHING CONTRIBUTION FORMULA - The Basic Matching Formula provides a Matching Contribution on behalf of each eligible Employee who is making Elective Deferrals to the Plan in an amount equal to 100% of the amount of the Employee's Elective Deferrals that do not exceed 3% of the Employee's Compensation and 50% of the amount of the Employee's Elective Deferrals that exceed 3% of the Employee's Compensation but do not exceed 5% of the Employee's Compensation. A Plan satisfying the ADP Safe Harbor using the Basic Matching Formula automatically satisfies the ACP Test, if no After-tax or other Matching Contribution is made under the Plan.

                  (2) ENHANCED MATCHING FORMULA -- The Enhanced Matching Formula provides a Matching Contribution on behalf of each Eligible Employee who is making Elective Deferrals to the Plan under a formula, that, at any rate of Elective Deferrals, provides an aggregate amount of Matching Contributions at least equal to the aggregate amount of Matching Contributions that would have been provided under the Basic Matching Formula. In no event shall the aggregate amount of Matching Contributions under an Enhanced Matching Formula exceed 6% of an eligible Employee's Compensation. Under the Enhanced Matching Formula, the rate of Matching Contributions may not increase as a Participant's rate of Elective Deferrals increases. A Plan satisfying the ADP Safe Harbor using the Enhanced Matching Formula under which Matching Contributions made with respect to Elective Deferrals are not made in excess of 6% of the eligible Employee's Compensation, automatically satisfies the ACP Test if no other Matching Contribution is made under the Plan.

                  (3) ADDITIONAL DISCRETIONARY MATCHING CONTRIBUTION -- An Employer may elect in the Adoption Agreement for Plan Years [beginning after January 1, 2000] to provide an additional discretionary Matching Contribution. Any such contribution cannot exceed 4% of a Participant's Compensation. This is a limit on the total Matching Contribution formula, and is not a limit on the percentage of Compensation which is deferred and taken into account under the matching formula.

                  (4) LIMITATION ON MATCHING CONTRIBUTIONS TO HIGHLY COMPENSATED EMPLOYEES -- The Matching Contribution requirement will not be satisfied if, at any rate of Elective Deferrals, the rate of Matching Contributions that would apply with respect to any Highly Compensated Employee who is making Elective Deferrals under the Plan is greater than the rate of Matching Contributions that would apply with respect to any Non-Highly Compensated Employee who is making Elective Deferrals to the Plan and who has the same rate of Elective Deferrals.



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11.11 SAFE HARBOR DEFINITIONS

         (a)      "ACP TEST SAFE HARBOR" is the method described in paragraph
                  11.14 for satisfying the ACP Test of Code Section 401(m)(2).

         (b) "ACP TEST SAFE HARBOR MATCHING CONTRIBUTIONS" are Matching Contributions described in paragraph 11.5.

         (c)      "ADP TEST SAFE HARBOR" is the method described in paragraph
                  11.13 for satisfying the ADP Test of Code Section 401(k)(3).

         (d) "ADP TEST SAFE HARBOR CONTRIBUTIONS" are Matching Contributions and Non-Elective Contributions described in paragraph 11.10.

         (e) "COMPENSATION" is defined in paragraph 1.16 with no dollar limit other than the limit imposed by Code Section 401(a)(17) as it applies to the Compensation of a Non-Highly Compensated Employee. Solely for purposes of determining the Compensation subject to a Participant's Salary Deferral Agreement, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternate definition is a reasonable definition with the meaning of
                  Section 1.414(s)-1(d)(2) of the Regulations, and permits each Participant to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions (determined using the definition of Compensation described in the preceding sentence) available to the Participant under this Plan.

         (f) "ELIGIBLE EMPLOYEE" means an Employee eligible to make Elective Deferrals under the Plan for any part of the Plan Year or who would be eligible to make Elective Deferrals but for a suspension due to a Hardship distribution described in paragraph 6.9 of the Plan or to statutory limitations, such as Code Sections 402(g) and 415.

         (g) "MATCHING CONTRIBUTIONS" are contributions made by the Employer on account of an Eligible Employee's Elective Deferrals.

11.12 REQUIRED RESTRICTIONS ON SAFE HARBOR CONTRIBUTIONS

         (a) Safe Harbor Matching Contributions and Safe Harbor Non-Elective Contributions are Matching and Non-Elective Contributions respectively, that are:

                  (1) nonforfeitable within the meaning of Treasury Regulations Section 1.401(k)-1(c),

                  (2)      are subject to the distribution restrictions of Code
                           Section 401(k)(2)(B) and Treasury Regulations Section 1.401(k)-1(d), and

                  (3) used to satisfy the Safe Harbor Contribution requirements.

         (b)      Pursuant to Code Section 401(k)(2)(B) and Treasury Regulations
                  Section 1.401(k)-1(d), such contributions (and earnings thereon) must not be distributable earlier than separation from Service, death, Disability, an event described in Code
                  Section 401(k)(10), or in the case of a profit-sharing or stock bonus plan, the attainment of age 59 1/2. Pursuant to Code Section 401(k)(2)(B) and Treasury Regulations Section 1.401(k)-1(d)(2)(ii), these contributions shall not be eligible for distribution for reasons of Hardship. A Plan electing to use either of the Safe Harbor Matching or the Non-Elective Contribution provisions shall not require that an Employee be employed on the last day of the Plan Year or impose an hourly requirement in order for the Employee to be eligible to receive a Safe Harbor Non-Elective Contribution or a Safe Harbor Matching Contribution.

         (c) Such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under Code Section 401(l).



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         (d)      Safe Harbor Matching or Non-Elective Contributions cannot be used to satisfy the Safe Harbor Contribution requirements with respect to more than one (1) Plan.

         (e) A Plan will fail to satisfy the ADP Test Safe Harbor or the ACP Test Safe Harbor for a Plan Year unless the Plan Year is twelve (12) months in duration or in the case of the first Plan Year of a newly established Plan (other than a successor
                  Plan), the Plan Year is at least three (3) months in duration (or any shorter period in the case of a newly established Employer that establishes the Plan as soon as administratively feasible after the Employer came into existence). If the Employer amends an existing Defined Contribution Plan to offer the Safe Harbor provisions, the 401(k) arrangement of the Plan must be at least three (3) months in duration.

         (f) If the Safe Harbor provisions are an amendment and restatement of an existing Plan, any contributions made prior to the adoption of the Safe Harbor provisions which are subject to a vesting schedule will continue to vest according to the vesting schedule in effect prior to the amendment or restatement of the Plan.

11.13 ADP TEST SAFE HARBOR

         (a) The Employer may elect in the Adoption Agreement to make Basic Safe Harbor Matching Contributions, Enhanced Safe Harbor Matching Contributions or Safe Harbor Non-Elective Contributions.

         (b) Notwithstanding the requirement in (a) above that the Employer make the ADP Test Safe Harbor Contributions to the Defined Contribution Plan indicated in the Adoption Agreement, such contributions will not be made to this Plan unless the requirements of paragraph 11.17 are met.

11.14 ACP TEST SAFE HARBOR The Employer maintaining a 401(k) Plan may elect in the Adoption Agreement to make additional Matching Contributions in addition to the Safe Harbor Matching Contributions made to the Plan. These additional Matching Contributions may be subject to the ACP Test Safe Harbor requirements instead of testing the contributions under paragraph 11.2. If the Employer elects using the current year testing method to test the additional Matching Contributions for nondiscrimination as set forth in paragraph 11.2, the ACP Test Safe Harbor will be satisfied if the following conditions are met:

         (a) no Matching Contribution may be made with respect to a Participant's Elective Deferrals and/or Voluntary After-tax Contributions which exceed 6% of Compensation;

         (b) the amount of any discretionary Matching Contribution made after the 1999 Plan Year may not exceed 4% of the Participant's Compensation;

         (c) the rate of Matching Contributions made to the Plan may not increase as the rate of Elective Deferrals increase;

         (d) no Highly Compensated Employee may receive a greater rate of match than a Non-Highly Compensated Employee; and

         (e) the Employer must elect in the Adoption Agreement the vesting schedule distribution restrictions and eligibility to receive an allocation of these additional Matching Contributions.

11.15 SAFE HARBOR STATUS The Employer may amend a profit-sharing or 401(k) plan during a Plan Year to comply with the Safe Harbor provisions of this Article for the Plan Year. In order to comply with these provisions, the Employer must:

         (a)      use the current year testing method;

         (b) amend the Plan to add the Safe Harbor provisions no later than thirty (30) days prior to the end of the Plan Year and apply the Safe Harbor provisions for the entire Plan Year;



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         (c)      satisfy the Safe Harbor contribution requirements using the
                  Safe Harbor Non-Elective Contribution;

         (d) provide the Safe Harbor notice to Participants prior to the beginning of the Plan Year for which the Plan amendment applies which indicates the Employer will provide Basic or Enhanced Matching Contributions or indicates that the Employer may later amend the Plan to comply with the Safe Harbor provisions by use of the Safe Harbor Non-Elective Contribution;

         (e)      provide an additional notice to Participants at least thirty
                  (30) days prior to the end of the Plan Year only in the case of Safe Harbor Non-Elective Contribution advising Participants of the amendment; and

         (f) actually provide the notice described in (e) above, should the Employer amend the Plan to comply with the Safe Harbor requirements.

A Safe Harbor 401(k) Plan may be amended during a Plan Year to reduce or entirely eliminate on a prospective basis any safe harbor contribution which is either a Basic or Enhanced Matching Contribution conditioned on the Employer providing a notice to the Participants which explains the effect of the amendment and specifies the following:

         (g) informs the Participants they will have the opportunity to amend their Salary Deferral Agreements;

         (h)      the effective date of the amendment is specified;

         (i) Participants are given the opportunity prior to the effective date of the amendment to amend their Salary Deferral Agreement; and

         (j) the amendment to the Plan does not take effect until the later of thirty (30) days after the notice of the amendment is provided to the Participant or the date the Employer adopts the amendment.

An Employer who amends a Safe Harbor Plan to either reduce or eliminate the Safe Harbor Matching Contribution under this paragraph or terminates the Plan during the Plan Year, must continue to comply with all of the Safe Harbor requirements of this paragraph until the amendment or Plan termination becomes effective. The Plan must continue to use the current year testing method for the entire Plan Year and satisfy the nondiscrimination test under paragraph 11.2, and if applicable the nondiscrimination tests under paragraph 11.6.

11.16 SAFE HARBOR NOTICE REQUIREMENT The notice requirement is satisfied if each Eligible Employee is given an annual written notice of the Employee's rights and obligations under the Plan and the notice provided to the Employee satisfies the content requirement and the timing requirement mandated under IRS Notices 98-52 and 2000-3.

         (a) The notice shall be sufficiently accurate and comprehensive to inform the Employee of the Employee's rights and obligations under the Plan and written in a manner calculated to be understood by the average Employee eligible to participate in the Plan. The notice shall accurately describe:

                  (1) the Safe Harbor Matching or Non-Elective Contribution Formula (including a description of the levels of Matching Contributions, if any, available under the
                           Plan);

                  (2) any other contributions under the Plan (including the potential for discretionary Matching Contributions) and the conditions under which such contributions are made;

                  (3) the Plan to which the Safe Harbor Contributions will be made (if different than the Plan containing the cash or deferred arrangement);

                  (4) the type and amount of Compensation that may be deferred under the Plan;



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                  (5)      how to make cash or deferred elections, including any
                           administrative requirements that apply to such elections;

                  (6) the periods available under the Plan for making cash or deferred elections; and

                  (7) withdrawal and vesting provisions applicable to contributions under the Plan.

         (b) If the notice is provided to eligible Employees within a reasonable period before the beginning of each Plan Year (or in the Plan Year an Employee becomes eligible within a reasonable period before the Employee becomes eligible), the Plan shall satisfy the Safe Harbor notice requirements. Notwithstanding the foregoing general rule, a notice shall only be deemed to be provided in timely manner if the notice is provided to each Employee who is eligible to participate in the Plan for the Plan Year at least thirty (30) days [and no more than ninety (90) days] before the beginning of the Plan Year. If an Employee does not receive the notice because he or she only becomes eligible to participate in the Plan after the ninetieth day before the beginning of the Plan Year, the requirement to give the notice will be satisfied if the notice is provided not more than ninety (90) days before the Employee becomes eligible to participate, but in no event later than the date the Employee becomes eligible. The preceding sentence shall apply in the case of any Employee eligible for the first Plan Year in which an Employee becomes eligible under an existing Code Section 401(k) cash or deferred arrangement.

         (c) The Plan may provide the Safe Harbor notice in writing or by electronic means. If provided electronically, the notice must be no less understandable than a written paper document and at the time of delivery of the electronic notice, the Employee is advised that he or she may request to receive the notice in writing at no additional charge. Supplemental notices may also be given electronically under the same conditions.

         (d) The Plan may also comply with the notice requirements by use of the Summary Plan Description. The Safe Harbor notice must cross-reference the applicable sections in the Summary Plan Description. The information which may be contained in the Summary Plan Description, as well as the notice, is the Safe Harbor Contribution Formula, including a description of the levels of Matching Contributions, if any, how to make Salary Deferral elections, including any administrative requirements that apply to such elections, and the periods available under the Plan for making deferral elections.

11.17 SATISFYING SAFE HARBOR CONTRIBUTION REQUIREMENTS UNDER ANOTHER DEFINED CONTRIBUTION PLAN

         (a) GENERAL REQUIREMENTS - A Safe Harbor Matching or Non-Elective Contribution may be made to this Plan or to another Defined Contribution Plan maintained by the Employer that satisfies Code Sections 401(a) or 403(a). The Employer electing this option shall do so by identifying the plan that makes the Safe Harbor Contribution in the Adoption Agreement. If the Safe Harbor Contributions are made to another Defined Contribution Plan, the Safe Harbor Contribution requirements must be satisfied in the same manner as if the contributions were being made to this Plan. A Safe Harbor Contribution made to another Defined Contribution Plan shall not satisfy this Safe Harbor requirement unless each Employee eligible to participate in this Plan is eligible to participate in the other Defined Contribution Plan under the same terms and conditions.

         (b) SAME PLAN YEAR REQUIREMENT - In order to satisfy the Safe Harbor Contribution requirements, this Plan and the other Defined Contribution Plan to which the Safe Harbor Contribution is to be made must have the same Plan Year.

         (c) AGGREGATION AND DISAGGREGATION RULES - The rules that apply for purposes of aggregating and disaggregating cash or deferred arrangement and Plans under Code Sections 401(k) and 401(m) also apply for purposes of Code Sections 401(k)(12) and 401(m)(11), respectively. All cash or deferred arrangements included in a Plan are treated as a single cash or deferred arrangement that must satisfy the Safe Harbor Contribution and notice requirements. Moreover, two (2) Plans



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                  within the meaning of Regulations Section 1.410(b)-7(b) that are treated as a single Plan pursuant to the permissive aggregation rules of Treasury Regulations 1.410(b)-7(d) are treated as a single Plan for purposes of the Safe Harbor requirements. Conversely, a Plan [within the meaning of Code
                  Section 414(l)] that includes a cash or deferred arrangement covering both collectively bargained employees and noncollectively bargained employees is treated as two (2) separate Plans for purposes of Code Section 401(k), and the ADP Safe Harbor need not be satisfied with respect to both Plans in order for one (1) of the Plans to take advantage of the ADP Test Safe Harbor. Similarly, if, pursuant to Code
                  Section 410(b)(4)(B), an Employer applies Code Section 410(b) separately to the portion of the Plan [within the meaning of Code Section 414(l)] that benefits only Employees who satisfy age and Service conditions under the Plan that are lower than the greatest minimum age and Service conditions permitted under Code Section 410(a), the Plan is treated as two (2) separate Plans for purposes of Code Section 401(k), and the ADP Test Safe Harbor need not be satisfied with respect to both plans in order for one (1) of the Plans to take advantage of the ADP Test Safe Harbor.



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                                   ARTICLE XII

                                 ADMINISTRATION


12.1 PLAN ADMINISTRATOR Unless otherwise provided in a separate Trust agreement, the Plan shall be administered by the Plan Administrator who shall have the authority to enforce the Plan on behalf of any persons having or claiming any interest under the Plan and who shall be responsible for the operation of the Plan in accordance with its terms. The Plan Administrator shall be the "named fiduciary" for purposes of ERISA Section 402(a)(2) with the sole authority to control and manage the operation and administration of the Plan, and will be responsible for complying with the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA and agent for service of legal process with respect to the Plan. The Plan Administrator shall determine by rules of uniform application all questions arising out of the administration, interpretation and application of the Plan which determination(s) shall be conclusive and binding on all parties. The Employer will serve as Plan Administrator unless an individual or other entity (excluding the Trustee or Custodian, unless they are the Employer sponsoring the Plan) is named to serve in such capacity. The Plan Administrator may appoint or allocate the duties of the Plan Administrator among several individuals or entities. The Plan Administrator's duties shall include:

         (a) appointing the Plan's attorney, accountant, Service Provider, actuary, Trustee, Custodian, investment manager, or any other party needed to administer the Plan;

         (b) directing the appropriate party with respect to payments from the Trust;

         (c) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures;

         (d) maintaining all necessary records for the administration of the Plan, antidiscrimination testing, and filing any returns and reports with the Internal Revenue Service, Department of Labor, or any other governmental agency;

         (e) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party appointed by the Employer under paragraph (a);

         (f) establishing a funding policy and investment objectives consistent with the purposes of the Plan and ERISA;

         (g) construing and resolving any question of Plan interpretation and questions of fact. The Plan Administrator's interpretation of Plan provisions and resolution of questions of facts including eligibility and amount of benefits under the Plan is final and unless it can be shown to be arbitrary and capricious, will not be subject to "de novo" review;

         (h) monitoring the activities of the Trustee and the performance of, and making changes when necessary to, the portfolio of the Plan;

         (i) obtaining a legal determination of the qualified status of all domestic relations orders and complying with the requirements of the law with regard thereto;

         (j) administering the loan program including ensuring that any and all loans made by the Plan are in compliance with the requirements of the Internal Revenue Code and the Regulations issued thereunder, and the Regulations issued by the Department of Labor;

         (k) determining from the records of the Employer, the Compensation, Service, records, status, and the other facts regarding Participants and Employees;

         (l) to the extent provided in the Adoption Agreement, directing the Trustee or Custodian with respect to the investments, in the Plan Administrator's capacity as named fiduciary; and



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
         (m) the right to employ others, including legal counsel who may, but need not, be counsel to the Employer, to render advice regarding any questions which may arise with respect to its rights, duties and responsibilities under the Plan, and may rely upon the opinions or certificates of any such person.

12.2 PERSONS SERVING AS PLAN ADMINISTRATOR Unless otherwise provided in a separate Trust agreement, if the Employer is no longer in existence, and the Plan or the Employer does not specify the person to take an action or otherwise serve in the place of the Employer in connection with the operation of the Plan, the Plan Administrator shall so act or serve, but if there is no person serving as Plan Administrator, then a successor shall be designated in writing by a majority of Participants whose accounts under the Plan have not yet been fully distributed at such time. A majority of the legally competent Beneficiaries of a deceased Participant then entitled to receive benefits may exercise the deceased Participant's rights to participate in that designation and shall be considered for that purpose to be one Participant, in the Participant's place.

12.3 ACTION BY EMPLOYER Action by the Employer under the Plan shall be carried out by the sole proprietor, if the Employer is a sole proprietorship, by a general partner of the Employer, if the Employer is a partnership, or by the board of directors or a duly authorized officer of the Employer, if the Employer is a corporation. If the Employer is no longer in existence, and the Plan does not specify the person to take an action, or otherwise serve in the place of the Employer, in connection with the operation of the Plan, the Plan Administrator shall so act or serve, but if there is no person serving as Plan Administrator, such action shall be taken by a person selected following the approach referred to in paragraph 12.2. The Trustee/Custodian shall have, and assume, no responsibility for inquiring into the authority of any person purporting to act on behalf of an Employer.

12.4 RESPONSIBILITIES OF THE PARTIES Unless otherwise provided in a separate Trust agreement:

         (a) The Employer and the Plan Administrator shall cooperate with each other in all respects, including the provision to each other of records and other information relating to the Plan, as may be necessary or appropriate for the proper operation of the Plan or as may be required under the Code or ERISA.

         (b) The Plan Administrator may delegate in writing all or any part of the Plan Administrator's responsibilities under the Plan to agents or others by written agreement communicated to the delegate and to the Employer or, if the Employer is no longer in existence, to such person or persons selected following the approach in paragraph 12.2 and, in the same manner, may revoke any such delegation of responsibility. Any action of a delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes as if such action had been taken by the Plan Administrator. The delegate shall have the right, in such person's sole discretion, by written instrument delivered to the Plan Administrator, to reject and refuse to exercise any such delegated authority. The Trustee/Custodian need not act on instructions of such a delegate despite any knowledge of such delegation, but may require the Plan Administrator to give the Trustee/Custodian all instructions necessary under the Plan.

12.5 ALLOCATION OF INVESTMENT RESPONSIBILITY Unless otherwise provided in a separate Trust agreement, responsibility with respect to the investment of the Trust shall as elected in the Adoption Agreement. The amounts allocated to Participants' accounts shall be invested by the Trustee or Custodian pursuant to the elections in the Adoption Agreement, Articles XII and XIII as applicable, and in accordance with investment directions from authorized parties as provided hereunder.

12.6 APPOINTMENT OF INVESTMENT MANAGER Unless otherwise provided in a separate Trust agreement, the appointment of an investment manager shall be made in accordance with this Article. If an investment manager is appointed, such entity or individual must be registered as an investment manager under the Investment Advisors Act of 1940 or under applicable state law, meet the requirements of ERISA Section 3(38) or be a bank as defined in said Act or an insurance company qualified under the laws of more than one state to perform investment management services. An investment manager shall acknowledge in writing its appointment and fiduciary status hereunder and shall agree to comply with all applicable provisions of this document. The investment manager shall have the investment powers granted the Trustee in paragraph 13.8 except to the extent the investment manager's powers are



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limited by the investment management agreement. A copy of the investment management agreement (and any modifications or termination thereof) must be provided to the Trustee or Custodian. Written notice of each appointment of an investment manager shall be given to the Trustee or Custodian in advance of the effective date of the appointment. Such notice or agreement shall specify what portion of the Trust Fund will be subject to the investment manager's discretion.

12.7 PARTICIPANT INVESTMENT DIRECTION Unless otherwise provided in a separate Trust agreement, and if elected by the Employer in the Adoption Agreement, Participants shall be given the option to direct the investment of such part of their account balances as specified therein. The Employer or the Named Investment Fiduciary from time to time shall select the investments to be made available, including the appointment of any investment manager who meets the requirements of ERISA Section 3(38) to manage the assets of any Participant's account. The Employer or the Named Investment Fiduciary, independent of the Trustee, shall be responsible for reviewing the performance of such investments. The following administrative procedures shall apply to the administration of investments selected by the Employer or the Employer's designated fiduciary:

         (a)      The Plan Administrator shall administer the program.

         (b) At the time an Employee becomes eligible for the Plan, he or she shall provide the Plan Administrator an investment designation stating the percentage of his or her contributions to be invested in the available investments.

         (c) A Participant may change his or her election with respect to future contributions by notifying the Employer, Trustee/Custodian or other Service Provider, as they shall mutually agree, in accordance with the procedures established by the Plan Administrator.

         (d) A Participant may transfer or exchange his or her balance from one investment alternative to another by notifying the Employer, Trustee/Custodian or other Service Provider, as they shall mutually agree, in accordance with the procedures established by the Plan Administrator.

         (e) The investment alternatives offered under the Plan may be limited in a uniform and nondiscriminatory manner. Investments may be restricted to specific investment alternatives selected, including but not limited to, certain mutual funds, investment contracts, collective funds or deposit accounts. If investments outside the alternatives selected are permitted, Participants may not direct that investments be made in collectibles other than U.S. Government or state issued gold and silver coins.

         (f) The Plan Administrator may permit, in a uniform and nondiscriminatory manner, a Beneficiary of a deceased Participant or alternate payee under a Qualified Domestic Relations Order [as defined in Code Section 414(p)] to individually direct their account in accordance with this paragraph.

         (g) Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. The Employer, Plan Administrator, Service Provider, Trustee and/or Custodian cannot provide any guarantee of the timing of processing of any investment directive. The Employer, Plan Administrator, Service Provider, Trustee and/or Custodian reserve the right not to value an investment alternative or a Participant's account on any given Valuation Date for any reason deemed appropriate by the Employer or Plan Administrator. The Employer, Plan Administrator, Service Provider, Trustee and/or Custodian further reserve the right to delay the processing of any investment transaction for any legitimate business reason including but not limited to failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a Service Provider to timely receive values or prices, to correct its errors or omissions or the errors or omissions of any Service Provider.



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         (h)      Notwithstanding the foregoing, and regardless of a
                  Participant's authority to direct the investment of assets allocated to his or her account, the Named Investment Fiduciary is authorized and empowered to direct the Trustee to invest funds in short term investments pending other investment instructions by the Plan Administrator.

12.8 APPLICATION OF ERISA SECTION 404(c) Unless otherwise provided in a separate Trust agreement, if elected by the Employer in the Adoption Agreement, all Participant accounts under the Plan shall be invested as elected by each Participant in a broad range of investment options made available from time to time by the Employer for this purpose. If the Employer further elects that the Plan is intended to qualify as an "ERISA Section 404(c) Plan" within the meaning of Regulations issued pursuant to such section, Participants shall have the opportunity, at least once in any three (3) month period, to give investment instructions (with an opportunity to obtain written confirmation of such instructions) as to the investment of contributions made on his or her behalf among the available investment options. The Plan Administrator shall be obligated to comply with such instructions except as otherwise provided in the Regulations issued under ERISA Section 404(c).

The Plan Administrator will provide or will make arrangement to provide each Participant with a description of the investment alternatives available under the Plan; and with respect to each designated investment alternative, a general description of the investments objectives, risk and return characteristics of each alternative, including information relating to the type and diversification of assets comprising the investment portfolio.

The Plan Administrator by separate document may prescribe the form and the manner in which such direction shall be made, as well as the frequency with which such directions may be made or changed and the dates as of which they shall be effective, in a manner consistent with the foregoing. The Plan Administrator (or a person or entity so designated by the Employer) shall be the fiduciary identified to furnish the information as contemplated by ERISA Section 404(c), but may designate on its behalf another person or entity to provide such information or to perform any of the obligations of the Plan Administrator under this paragraph.

Except as otherwise provided in this Basic Plan Document #01, the Trustee, Custodian, the Employer, or any fiduciary of the Plan shall not be liable to the Participant or any of his or her Beneficiaries for any loss resulting from action taken at the direction of the Participant. All fiduciaries of the Plan shall be relieved of their fiduciary liability with respect to the Participant directing his or her investments pursuant to ERISA Section 404(c) if elected by the Employer in the Adoption Agreement of its intention to comply with ERISA
Section 404(c).

Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's directed account, unless paid by the Employer.

12.9 PARTICIPANT LOANS Unless otherwise provided in a separate Trust agreement, if permitted by the Employer in the Adoption Agreement, a Plan Participant and Beneficiaries who are parties-in-interest as defined in ERISA Section 3(14) may make application to the Plan Administrator requesting a loan from the Plan. The Plan Administrator shall have the sole right to approve or deny a Participant's application provided that loans shall be made available to all Participants on a reasonably equivalent basis. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants. Any loan granted under the Plan shall be made in accordance with the terms of a written loan policy adopted by the Employer which is hereby incorporated by reference and made a part of this Basic Plan Document #01. The loan policy may be amended in writing from time to time without the necessity of amending this paragraph and shall be subject to the following rules to the extent such rules are not inconsistent with such loan policy.

         (a) No loan, when aggregated with any outstanding loan(s) to the Participant, shall exceed the lesser of (i) $50,000 reduced by the excess, if any, of the Participant's highest outstanding balance of all loans on any day during the one (1) year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the Participant's loan is made or (ii) one-half of the fair market value of the Participant's Vested Account Balance consisting of contributions as specified in the loan policy. An election may be made in the loan policy, that if the Participant's Vested Account Balance is $20,000 or less, the maximum loan shall not exceed the lesser of $10,000 or 100% of the Participant's Vested Account Balance. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of



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                  employers described in Code Sections 414(b), 414(c), and
                  414(m) are aggregated. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this paragraph.

         (b) All applications must be in accordance with procedures adopted by the Plan Administrator.

         (c) Any loan shall bear interest at a rate reasonable at the time of application, considering the purpose of the loan and the rate being charged by representative commercial banks in the local area for a similar loan unless the Plan Administrator sets forth a different method for determining loan interest rates in its written loan procedures. The loan agreement shall also provide that the payment of principal and interest be amortized in level payments not less frequently than quarterly.

         (d) The term of such loan shall not exceed a period of five (5) years except in the case of a loan for the purpose of acquiring any house, apartment, condominium, or mobile home that is used or is to be used within a reasonable time as the principal residence of the Participant. The Plan Administrator in accordance with the Plan's loan policy shall determine the term of such loan.

         (e) The principal and interest paid by a Participant on his or her loan shall be credited to the Plan in the same manner as for any other Plan investment. Unless otherwise provided in the loan policy, loans will be treated as segregated investments of the individual Participant on whose behalf the loan was made. This provision is not available if its election will result in discrimination in the operation of the Plan.

         (f) If the Plan Administrator approves a Participant's loan request, it shall be evidenced by a note, loan agreement, and assignment of up to 50% of his or her interest in the Trust as collateral for the loan. The Participant, except in the case of a profit-sharing plan satisfying the requirements of paragraph 8.7, must obtain the consent of his or her Spouse, if any, within the ninety (90) day period before the time his or her account balance is used as security for the loan. A new consent is required if the account balance is used for any renegotiation, extension, renewal or other revision of the loan, including an increase in the loan amount. The consent must be written, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall subsequently be binding with respect to the consenting Spouse or any subsequent Spouse.

         (g) If a valid Spousal consent has been obtained in accordance with (f), then, notwithstanding any other provision of this Plan, the portion of the Participant's Vested Account Balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Account Balance (determined without regard to the preceding sentence) is payable to the surviving Spouse, then the account balance shall be adjusted by first reducing the Vested Account Balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse.

         (h) Any loan made hereunder shall be subject to the provisions of a loan agreement, promissory note, security agreement, payroll withholding authorization and, if applicable, financial disclosure. Such documentation may contain additional loan terms and conditions not specifically itemized in this section provided that such terms and conditions do not conflict with this section. Such additional terms and conditions may include, but are not limited to, procedures regarding default, a grace period for missed payments, and acceleration of a loan's maturity date on specific events such as termination of employment.

         (i) No loans will be made to Owner-Employees or Shareholder Employees, unless the Employer obtains a prohibited transaction exemption from the Department of Labor.



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         (j)      Liquidation of a Participant's assets for the purpose of the loan will be allocated on a pro-rata basis across all the investment alternatives in a Participant's account, unless otherwise specified by the Participant, Plan Administrator, or the Plan's loan policy.

         (k) If a request for a loan is approved by the Plan Administrator, funds shall be withdrawn from the recordkeeping subaccounts specified by the Participant or in the absence of such a specification, from the recordkeeping subaccounts in the order specified in the loan policy.

         (l) If a Plan permits loans to Participants, the Trustee/Custodian may appoint the Employer as its agent, and if the Employer accepts such appointment, agree to hold all notes and other evidence of any loans made to Participants. If provided in the loan policy, the Plan Administrator may also require additional collateral in order to adequately secure the loan. The Employer shall hold such notes and evidence under such conditions of safekeeping as is prudent and as required by ERISA. The Trustee/Custodian may account for all loans in the aggregate so that all Participant loans will be shown collectively as a single asset of the Plan.

         (m) Unless otherwise elected in the Adoption Agreement, loan payments will be suspended under this Plan as permitted under Code Section 414(u).

12.10 INSURANCE POLICIES Unless otherwise provided in a separate Trust agreement, if elected by the Employer in the Adoption Agreement and agreed to by the Trustee or Custodian, Participants may purchase life insurance policies under the Plan. Any life insurance premium paid for any Participant out of the Employer contributions will be made on behalf of the Participant unless the amount of such payment, plus all premiums previously paid on behalf of such Participant is (a) with respect to ordinary life insurance policies, less than fifty percent (50%) of the Employer Contributions and forfeitures allocated to the Participant's account determined on the date the premium is paid, (b) with respect to term and universal life policies, less than twenty-five percent (25%) of such allocation amounts, or (c) a combination of ordinary life and term and/or universal life insurance policies are purchased, the sum of the term and universal life insurance premiums plus one-half of the ordinary life premiums may not exceed twenty-five percent (25%) of such amounts allocated. Dividends received on life insurance policies shall be considered a reduction of premiums paid in such computations. If the Plan established is a profit sharing plan, the incidental insurance benefit requirement is not applicable if the Plan purchases life insurance benefits from only Employer contributions which have been allocated to the Participant's account for at least two years.

         (a) The Named Investment Fiduciary or its agent shall select the insurance company and the policy and direct the Trustee (or Custodian) as to the purchase of the insurance contract. Such direction shall include but not be limited to the term, price and the insurance company from which the policy should be purchased.

         (b) The Trustee, if the Plan is trusteed, or Custodian, if the Plan has a custodial account, shall apply for and will be the owner of any insurance contract and named beneficiary of any policies purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds will be payable to the Trustee (or Custodian, if applicable), however the Trustee (or Custodian) shall be required to pay over all the proceeds of the contract(s) to the Participant's designated Beneficiary in accordance with the distributions provisions of this Plan. A Participant's Spouse will be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with paragraph 8.4, Joint and Survivor Annuity requirements, if applicable. Under no circumstances shall the Trust (or custodial account) retain any part of the proceeds. In the event of any conflict between the terms of this Basic Plan Document #01 and the terms of any insurance contract purchased hereunder, these Plan provisions shall control. The Beneficiary of a deceased Participant shall receive, in addition to the proceeds of the Participant's policy or policies, the amount credited to such Participant's account.

         (c) A Participant who is uninsurable or insurable at substandard rates may elect to receive a reduced amount of insurance, if available, or may waive the purchase of any insurance.



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         (d)      All dividends or other returns received on any policy
                  purchased shall be applied to reduce the next premium due on such policy, or if no further premium is due, such amount shall be credited to the Trust as part of the account of the Participant for whom the policy is held.

         (e) If Employer contributions are inadequate to pay all premiums on all insurance policies, the Trustee or Custodian may, at the option of the Employer, utilize other amounts remaining in each Participant's account to pay the premiums on his or her respective policy or policies, allow the policies to lapse, reduce the policies to a level at which they may be maintained, or borrow against the policies on a prorated basis, provided that the borrowing does not discriminate in favor of the policies on the lives of Highly Compensated Employees.

         (f) On retirement or termination of employment of a Participant, termination of the Plan, or the contract would but for the sale, be surrendered by the Plan, the Employer shall direct the Trustee or Custodian to surrender the Participant's policy and credit the proceeds to his or her account for distribution under the terms of the Plan. However, before so doing, the Trustee or Custodian shall first offer to transfer ownership of the policy to the Participant. Prior to such transfer, the Participant may elect to make payment to the Trust of the cash value of the policy. Such payment shall be credited to the Participant's account for distribution under the terms of the Plan. All distributions resulting from the application of this paragraph shall be subject to the Joint and Survivor Annuity Rules of Article VIII, if applicable.

         (g) The Employer shall be solely responsible to ensure the insurance provisions are administered properly and that if there is any conflict between the provisions of this Plan and any insurance contracts issued, the terms of this document will control.

         (h) Notwithstanding the above, in profit-sharing plans, the limitations imposed herein with respect to the purchase of life insurance shall not apply to any Participant who has participated in this Plan for five (5) or more years or to the portion of a Participant's Vested Account Balance, that would be eligible for withdrawal under paragraph 6.8 whether or not in-service withdrawals are actually allowed under the Plan, that has accumulated for at least two (2) Plan Years. No amount of Qualified Voluntary Contributions made to the Plan may be used to purchase life insurance. In addition, under such Plans, a Participant may, subject to the limitations set forth in this subparagraph, elect to have keyman life insurance purchased on the life of any Participant who is considered essential to the success of the Employer's business. In such case, the proceeds of such a life insurance contract in excess of such contract's cash value as of the date of death of such insured shall be paid to the Beneficiaries named with respect to such contract. Death benefits, including those in the previous sentence, payable from a life insurance contract shall be paid in accordance with paragraph 8.7, if this Plan meets the safe harbor provisions in that paragraph, or in accordance with paragraph
                  8.2 or 8.3, whichever may be applicable. The cash value of the contract shall be added to the Participant's Vested Account Balance.

         (i) No insurance contract will be purchased under the Plan unless such contract or a separate definite written agreement between the Employer and the insurer provides that no value under contracts providing benefits under the Plan or credits determined by the insurer (on account of dividends, earnings, or other experience rating credits, or surrender or cancellation credits) with respect to such contracts may be paid or returned to the Employer or diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries. However, any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one (1) year of the contribution.

         (j) If this Plan is funded by individual contracts that provide a Participant's benefit under the Plan, such individual contracts shall constitute the Participant's account balance. If this Plan is funded by group contracts, under the group annuity or group insurance contract, premiums or other consideration received by the insurance company must be allocated to Participants' accounts under the Plan.



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         (k)      For Plans funded with individual or group annuity contracts, no Trustee or Custodian is required to hold the assets of the Plan. Accordingly, any references to the Trust, the Trust fund or the fund collectively refers to any contracts issued by an insurance company to fund a Plan established under this document.

12.11 DETERMINATION OF QUALIFIED DOMESTIC RELATIONS ORDER (QDRO OR ORDER) Unless otherwise provided in a separate Trust agreement, a domestic relations order shall specifically state all of the following in order to be deemed a Qualified Domestic Relations Order ("QDRO"):

         (a) The name and last known mailing address (if any) of the Participant and of each alternate payee covered by the QDRO. However, if the QDRO does not specify the current mailing address of the alternate payee, but the Plan Administrator has independent knowledge of that address, the QDRO will still be valid.

         (b) The dollar amount or percentage of the Participant's benefit to be paid by the Plan to each alternate payee, or the manner in which the amount or percentage will be determined.

         (c)      The number of payments or period for which the order applies.

         (d) The specific Plan (by name) to which the domestic relations order applies.

The domestic relations order shall not be deemed a QDRO if it requires the Plan to provide:

         (e) any type or form of benefit or any option not already provided for in the Plan;

         (f) increased benefits or benefits in excess of the Participant's vested rights;

         (g) payment of a benefit earlier than allowed by the Plan's earliest retirement provisions or, in the case of a profit-sharing or 401(k) plan, prior to the first date on which an in-service withdrawal is allowed; or

         (h) payment of benefits to an alternate payee which are required to be paid to another alternate payee under another QDRO.

Upon receipt of a domestic relations order ("Order") which may or may not be "qualified", the Plan Administrator shall notify the Participant and any alternate payee(s) named in the Order of such receipt, and forward either a copy of this paragraph or other written QDRO policies and procedures. The Plan Administrator shall establish written procedures to establish the qualified status of a domestic relations order, which may include forwarding the Order to the Plan's legal counsel for an opinion as to whether or not the Order is in fact "qualified" as defined in Code Section 414(p). Within a reasonable time after receipt of the Order, not to exceed sixty (60) days, the Plan Administrator shall make a determination as to its "qualified" status and the Participant and any alternate payee(s) shall be promptly notified in writing of the determination.

If the "qualified" status of the Order is in question, there will be a delay in any payout to any payee including the Participant, until the status is resolved. In such event, the Plan Administrator shall segregate the amount that would have been payable to the alternate payee(s) if the Order had been deemed a QDRO. If the Order is not qualified or the status is not resolved (for example, it has been sent back to the court for clarification or modification) within eighteen
(18) months beginning with the date the first payment would have to be made under the Order, the Plan Administrator shall pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no Order. If a determination as to the qualified status of the Order is made after the eighteen (18) month period described above, then the Order shall only be applied on a prospective basis. If the Order is determined to be a QDRO, the Participant and alternate payee(s) shall again be notified promptly after such determination. Once an Order is deemed a QDRO, the Plan Administrator shall pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus earnings, if any, which may have accrued during a dispute as to the Order's qualification.

Unless specified otherwise in the Adoption Agreement or in a separate Trust agreement, the QDRO retirement age with regard to the Participant against whom the order is entered shall be the date the order is determined to be qualified. These provisions will only allow distributions to the alternate payee(s) and not the Participant.

12.12 RECEIPT AND RELEASE FOR PAYMENTS Unless otherwise provided in a separate Trust agreement, any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan shall be in full satisfaction of all claims hereunder against the Trustee, Employer or Plan Administrator each of whom may require such Participant, legal representative, Beneficiary, guardian or committee as a condition prior to such payment, to execute a receipt and release in such form as shall be determined by the Trustee, Employer or Plan Administrator.

12.13 RESIGNATION AND REMOVAL Unless otherwise provided in a separate Trust agreement, an individual serving as Plan Administrator may resign by giving written notice to the Employer, or if the Employer is no longer in existence, to the Trustee/Custodian, not less than thirty (30) days before the effective date of the individual's resignation. The Plan Administrator may be removed upon thirty (30) days prior written notice to the Plan Administrator, with or without cause, by the Employer, or if the Employer is no longer in existence, by a majority of the Participants and Beneficiaries following the approach referred to in paragraph 12.2. A notice period provided for in this paragraph 12.13 may be waived or reduced if acceptable to the parties involved. The Employer, if in existence, shall be the successor to the position involved, or the Employer may appoint a successor to a person who has resigned or been removed as Plan Administrator, but if the Employer is no longer in existence, the appointment shall be made by a majority of the Participants and Beneficiaries following the approach referred to in paragraph 12.2. When the Plan Administrator's resignation or removal becomes effective, the Plan Administrator shall perform all acts necessary to transfer all relevant records to its successor. A successor Plan Administrator shall have all the rights and powers and all of the duties and obligations of the original Plan Administrator but shall have no responsibility for acts or omissions before the successor became Plan Administrator.

12.14 CLAIMS AND CLAIMS REVIEW PROCEDURE Unless otherwise provided in a separate Trust agreement, if any Employee, Participant, Beneficiary or any other person claims to be entitled to benefits under the Plan, and the Plan Administrator denies that claim in whole or in part, the Plan Administrator shall, in writing, within ninety (90) days notify the claimant that his claim has been denied in whole or in part, setting forth the specific reason or reasons for the denial, specific reference to pertinent Plan provisions upon which the denial is based, a description of any additional material or information which may be needed to clarify the claim, including an explanation of why such information is necessary, and shall refer to the claims review procedure as set forth in this paragraph 12.14. Within sixty (60) days after the mailing or delivery by the Plan Administrator of such notice, the claimant may request, by written notice to the Plan Administrator, a review by the Employer of the decision denying the claim. The claimant may examine documents pertinent to the review and may submit written issues and comments to the Plan Administrator. If the claimant fails to request such a hearing within such sixty (60) day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim is correct. If the claimant requests a review within the sixty (60) day period, the Plan Administrator shall designate a time, which time shall be no less than ten (10) nor more than forty-five (45) days from the date of receipt by the Plan Administrator of the claimant's notice to the Plan Administrator, and a place for such hearing, and shall promptly notify such claimant of such time and place. Within forty-five (45) days after the conclusion of the hearing, including any extensions of the date thereof mutually agreed to by the claimant and the Plan Administrator, the Plan Administrator shall communicate to the claimant the Plan Administrator's decision in writing, and if the Plan Administrator confirms the denial, in whole or in part, the communication shall set forth the specific reason or reasons for the decision and specific reference to those Plan provisions upon which the decision is based.



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



12.15 BONDING Every fiduciary, except for a bank, trust company or an insurance company, unless otherwise exempted by ERISA and the Regulations issued thereunder shall be bonded in an amount not less than 10% of the amount of the funds such fiduciary handles; provided however, that the minimum bond shall be $1,000 and the maximum bond $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the fiduciary either acting alone or in concert with others. The surety shall be a corporate surety company [as the term is used in ERISA Section 412(a)(2)], and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the costs of such bonds shall be an expense of and may, at the election of the Plan Administrator, be paid from the Trust or by the Employer.



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                                  ARTICLE XIII

                                TRUST PROVISIONS


13.1     ESTABLISHMENT OF THE TRUST

         (a) The Employer shall appoint within the Adoption Agreement who may be the Sponsor (or an affiliate) of this Basic Plan Document #01 or an individual(s), institution or other party, to serve as Trustee or Custodian (if applicable) of the Plan. The Employer shall also have the right, but is not required, to appoint a Custodian in the Adoption Agreement to have custody of the Plan's assets. The Employer may execute a separate trust or custodial agreement outlining the Trustee's or Custodian's duties and responsibilities which shall be incorporated by reference and made part of this Basic Plan Document #01. No such ancillary agreement may conflict with any provision(s) of this document. Any provision which would jeopardize the tax-qualified status of this Plan shall be null and void. Unless otherwise elected in the Adoption Agreement, the Trust and/or Custodial provisions of this Article XIII and
                  Article XII, as applicable, of the Basic Plan Document #01 together with any such ancillary agreement shall be operative. If the Sponsor is a bank, trust company or other financial organization, a person or institution other than the Sponsor or its affiliate may not serve as Trustee or Custodian of the Plan without the express written consent of the Sponsor. If a financial organization is the Sponsor, and is not named Trustee, the Sponsor may serve as Custodian under the Plan as provided at paragraph 13.13 herein. The Trustee shall invest the Trust Fund in any of the investment alternatives as provided in paragraph 13.8. If a Custodian is appointed, the Trust Fund shall be invested in accordance with paragraph 13.14.

         (b) The Employer establishes with the Trustee a Trust which shall consist of all money and property received under Articles III and IV of this document, increased by any income on or increment in such value of assets and decreased by any investment loss, expense, benefit payment, withdrawal or other distribution by the Trustee in accordance with the provisions of the Plan. The Trustee/Custodian shall hold the Trust fund without distinction between principal and income. The Trust fund will be held, invested, reinvested and administered by the Trustee in accordance with this Article and any ancillary documents as provided for in this Article.

13.2 CONTROL OF PLAN ASSETS The assets of the Trust or evidence of ownership shall be held by the Trustee and/or the Custodian under the terms of the Basic Plan Document #01. If the assets represent amounts transferred from another trustee or custodian under a former plan, the Trustee and/or Custodian named hereunder shall not be responsible for any actions of the prior fiduciary including the propriety of any investment decision made by the prior trustee/custodian under any prior plan. Instead, the Employer shall be responsible for such actions.

13.3 DISCRETIONARY TRUSTEE If the Employer elects in the Adoption Agreement, or otherwise appoints the Trustee to act in the capacity of discretionary Trustee, the Trustee shall invest the Trust in accordance with the Plan's investment policy statement and the investment alternatives permitted at paragraph 13.8 herein. The Trustee will have the discretion and authority to invest, manage and control those Plan assets except those assets which are subject to the investment direction of a Participant (if Participant direction is permitted), or an investment manager or Named Investment Fiduciary, or other agent properly appointed by the Employer. The exercise of any investment direction hereunder shall be consistent with the investment policy of the Plan. The Trustee shall also perform custodial functions described at paragraph 13.14 hereof for the Trust with respect to Plan assets over which the Trustee has investment management responsibility. The Trustee may also perform custodial functions for the Trust with respect to Plan assets the Trustee does not manage, to the extent agreed to between the Trustee and the Employer, if the Trustee is appointed Custodian for some or all of such assets in accordance with the terms of the Plan. The Trustee may execute any additional documents as required which shall be treated as an addendum to this Basic Plan Document #01. No such agreement may conflict with any provision nor shall any provision in such an agreement jeopardize the tax-qualified status of the Plan. Any such provision shall be null and void. The Trustee's administrative duties shall be limited to those agreed to between the parties. The Employer or its designate shall be responsible for other administrative duties required under the Plan or by applicable law.



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13.4 NONDISCRETIONARY TRUSTEE If the Employer elects in the Adoption Agreement or as otherwise agreed to in writing, the Trustee may act in the capacity of a nondiscretionary Trustee. In this capacity, the Trustee shall have no discretionary authority to invest, manage or control Plan assets and is authorized solely to make and hold investments only as directed pursuant to paragraph 12.5. The nondiscretionary Trustee shall have the same rights, powers and duties as the discretionary Trustee but exercises such authority in accordance with the direction of the party which has the authority to manage and control the investment of Plan assets. If directions are not provided to the Trustee, the Employer will provide such necessary direction.

13.5 PROVISIONS RELATING TO INDIVIDUAL TRUSTEES

         (a) Notwithstanding any other provisions of the Plan to the contrary, the provisions of this paragraph shall apply if one
                  (1) or more individuals are named as Trustee(s) in the Adoption Agreement and shall not apply to any institutional Trustee named in the Adoption Agreement.

         (b) If there shall be more than one individual acting in the capacity of Trustee, they shall act by a majority of their number, unless they unanimously decide that one (1) or more of them may act on the matter or category of matters involved without the approval of the others and they may authorize in writing that one (1) or more of them shall act on their behalf including but not limited to executing documents and authorizing distributions on behalf of the Trustees.

         (c) Any person may rely, without having to make further inquiry, upon instructions appearing to be genuine instructions from any individual serving as Trustee as being the will, intent and action of all individuals so serving if no allocation of duties has been made.

         (d) The Trustee shall be paid such reasonable compensation for services as shall from time to time be agreed upon in writing by the Employer and the Trustee, provided that an individual serving as Trustee who already receives full-time Compensation from the Employer shall not receive compensation for serving as such from the Plan.

13.6 INVESTMENT INSTRUCTIONS Any investment directive shall be made in writing or such other form as agreed to by the Employer, Trustee/Custodian and the investment manager. In the absence of such directive, cash shall be automatically invested in such investment or investments as the Employer or Named Investment Fiduciary shall select from the investments made available for that purpose unless and until the person or persons responsible for giving directions directs otherwise. Such automatic investment shall be made at regular intervals and pursuant to procedures established by the parties (which procedures may without limitation, provide for more frequent intervals only if uninvested balances exceed a stated amount). Absent a contrary direction in accordance with the preceding provisions of this paragraph 13.6, such instructions regarding the delegation of investment responsibility shall remain in force until revoked or amended in writing. Neither the Trustee nor the Custodian shall be responsible for the propriety of any directed investment made nor shall they be required to consult with or advise the Employer regarding the investment quality of any directed investment held hereunder. If the Employer fails to designate an investment manager, the Trustee shall have full investment management authority as agreed upon in a duly authorized and executed investment management agreement. If the Employer does not issue investment directions with regard to specific assets held in the Trust, the Trustee shall have authority to invest those assets in the Trust in its sole discretion subject to paragraph
13.8. While the Employer may direct the Trustee with respect to Plan investments, the Employer may not:

         (a) borrow from the Plan or pledge any of the assets of the Plan as security for a loan,

         (b) buy property or assets from or sell property or assets to the Plan,

         (c)      charge any fee for services rendered to the Plan, or

         (d)      receive any services from the Plan on a preferential basis.



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13.7 FIDUCIARY STANDARDS Subject to paragraphs 13.6 and 13.8 hereof, the
Trustee, if discretionary, shall invest and reinvest principal and income of the Trust in accordance with the funding policy and investment objectives established by the Employer, provided that:

         (a) such investments are prudent under ERISA, as amended, and the Regulations thereunder,

         (b) such investments are sufficiently diversified to minimize the risk of large losses,

         (c) such investments are made in accordance with the provisions of this Plan and Trust document, and

         (d) such investments are made with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims.

13.8 POWERS OF THE TRUSTEE The Trustee shall be responsible for the investment, administration and safekeeping of assets held in the Trust Fund. The Trustee shall have the following duties and responsibilities, in addition to powers given by law:

         (a)      receiving contributions under the terms of the Plan;

         (b) implementing an investment program based on the Employer's investment policy statement, funding policy, investment objectives and ERISA, as amended;

         (c) invest the Trust in any form of property, including common and preferred stocks, exchange-traded covered put and call options, bonds, money market instruments, mutual funds (including funds for which the Sponsor, Trustee or its affiliates receive compensation for providing investment advisory, custody, transfer agency or other services), savings accounts, plan loans, certificates of deposit, securities issued by the U.S. government or by governmental agencies, insurance policies and contracts, or in any other property, real or personal, having a ready market, including securities issued by the Trustee and/or affiliates of the Trustee as permitted by law. The Trustee may invest in time deposits (including, if applicable, its own or those of affiliates) which bear a reasonable interest rate. No portion of any Qualified Voluntary Contribution, or the earnings thereon, may be invested in life insurance contracts or, as with any Participant-directed investment, in tangible personal property characterized by the IRS as a collectible;

         (d) invest any assets of the Trust in a group or collective trust fund established to permit the pooling of funds of separate pension and profit-sharing trusts, provided the Internal Revenue Service has ruled such group or collective trust to be qualified under Code Section 401(a) and exempt under Code
                  Section 501(a) (or the applicable corresponding provision of any other Revenue Act) or to any other common, collective, or commingled trust fund which has been or may hereafter be established and maintained by the Trustee, affiliate(s) of the Trustee, the Custodian or investment manager. Such commingling of assets of the Trust with assets of other qualified trusts is specifically authorized, and to the extent of the investment of the Trust in such a group or collective trust, the terms of the instrument establishing the group or collective trust shall be a part hereof as though set forth herein. The name of the group or collective trust fund shall be specified in an addendum to the Adoption Agreement. The Employer expressly understands and agrees that any such collective fund may provide for the lending of its securities by the collective fund trustee and that such collective fund's trustee will receive compensation from such collective fund for the lending of securities that is separate from any compensation of the Trustee hereunder, or any compensation of the collective fund trustee for the management of such collective fund;

         (e) for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Vested Account Balance under the Plan(s) in which he is a Participant;



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         (f)      invest up to 100% of the Trust in the common stock, debt
                  obligations, or any other security issued by the Employer or by an affiliate of the Employer within the limitations provided under ERISA Sections 406, 407, and 408, as amended, and further provided that such investment does not constitute a prohibited transaction under Code Section 4975. Any such investment in Employer securities shall only be made upon written direction of the Employer who shall be solely responsible for the propriety of such investment. Additional directives regarding the purchase, sale, retention or valuing of such securities may be addressed in an investment management or trust agreement, which is incorporated by reference. If there are any conflicts between this document and the above referenced agreements, this document shall govern;

         (g) hold cash uninvested and deposit the same with any banking or savings institution, including its own banking department or the banking department of an affiliate;

         (h) utilize a general disbursement account, i.e., in the form of a demand deposit account and/or time deposit account, for distributions from the Trust, without incurring any liability for payment of interest thereon, notwithstanding the Trustee's receipt of income with respect to float involving the disbursement account;

         (i) hold contributions in an omnibus account, i.e., in the form of a demand deposit and/or time deposit account, maintained by the Trustee for up to three (3) business days (or such longer period as may result due to circumstances beyond the Trustee's control), without liability for interest thereon. (The Employer acknowledges that any float earnings associated with the assets held in such omnibus account are retained by the Trustee as part of its compensation for performing services with respect to the allocation of contributions to Participants' accounts);

         (j) join in or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties, including those in which it or its affiliates are interested as Trustee, upon such terms as it deems advisable;

         (k)      hold investments in nominee or bearer form;

         (l) exercise all ownership rights including the voting of proxies and the exercise of tender offers but only with respect to assets over which the Trustee has investment management responsibility;

         (m) to hold, manage and control all property forming part of the Trust Fund and to sell, convey, transfer, exchange and otherwise dispose of the same from time to time;

         (n) to apply for and procure from an insurance company as an investment of the Trust such annuity, or other contracts on the life of any Participant as the Plan Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other contracts; to collect, receive, and settle for the proceeds of any such annuity, or other contracts as and when entitled to do so under the provisions thereof;

         (o) unless otherwise provided by a directive as described by paragraph 13.6, the Employer will pass through shareholder rights (including voting rights) on Employer securities to Plan Participants. If no directive is provided, the Trustee shall exercise any shareholder rights (including voting rights) with respect to any securities held, but only in accordance with the instructions of the person or persons responsible for the investment of such securities subject to and as permitted by, any applicable rules of the Securities and Exchange Commission and any national securities exchange. Voting rights with respect to shares of registered investment companies held in the Trust shall be directed by the Named Investment Fiduciary responsible for selection of such registered investment companies as permissible investment alternatives. In the event of any conflict with any other provision of this Article or this Basic Plan Document #01, the provision of this paragraph shall control. The Employer shall be responsible for preparing and distributing all required prospectuses for Employer securities and making such materials available to Plan Participants;



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         (p)      to retain and employ such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Trustee, in the administration of the Plan, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Plan, including power to employ and retain counsel upon any matter of doubt as to the meaning or interpretation to be placed upon this Plan or any provisions thereof with reference to any question arising in the administration of the Plan or pertaining to the rights and liabilities of the Trustee hereunder. The Trustee in any such event, any act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith and shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA);

         (q) to institute, prosecute and maintain, or to defend, any proceeding at law or in equity concerning the Plan or the assets thereof or any claims thereto, or the interests of Participants and Beneficiaries hereunder at the sole cost and expense of the Plan or at the sole cost and expense of the Participant that may be concerned therein or that may be affected thereby, as, in its opinion, shall be fair and equitable in each case, and to compromise, settle and adjust all claims and liabilities asserted by or against the Plan or asserted by or against it, or such terms as it, in each such case, shall deem reasonable and proper. The Trustee shall be under no duty or obligation to institute, prosecute, maintain or defend any suit, action or other legal proceeding unless it shall be indemnified to its satisfaction against all expenses and liabilities (including without limitation, legal and other professional fees) which it may sustain or anticipate by reason thereof; and

         (r) the Trustee is expressly authorized to the fullest extent permitted by law to (1) retain the services of any broker-dealer, registered investment advisor or other financial services entity (including the Trustee and any of its affiliates) and any future successors in interest thereto collectively, for the purposes of this paragraph referred to as the "Affiliated Entities"), to provide services to assist or facilitate the purchase or sale of investments in the Trust, (2) acquire as assets of the Trust shares of mutual funds to which Affiliated Entities provide, for a fee, services in any capacity and (3) acquire in the Trust any other services or products of any kind or nature from the Affiliated Entities regardless of whether the same or dissimilar services or products are available from other institutions. The Trust may pay directly or indirectly (through mutual funds fees and charges for example) pay management fees, transaction fees and other commissions to the Affiliated Entities for the services or products provided to the Trust and/or such mutual funds at such Affiliated Entities' standard or published rates without offset (unless required by law) from any fees charged by the Trustee for its services as Trustee. The Trustee may also deal directly with the Affiliated Entities regardless of the capacity in which it is then acting, to purchase, sell, exchange or transfer assets of the Trust even though the Affiliated Entities are receiving compensation or otherwise profiting from such transaction or are acting as principal in such transaction. Each of the Affiliated Entities is authorized to effect transactions on national securities exchanges for the Trust as directed by the Trustee, and retain any transactional fees related thereto, consistent with Section 11(a)(1) of the Securities and Exchange Act of 1934, as amended and related Rule 11a2-2(T). Included specifically, but not by way of limitation in the transactions authorized by this provision, are transactions in which any of the Affiliated Entities is serving as an underwriting or member of an underwriting syndicate for a security being purchased or is purchasing or selling a security for its own account. In the event the Trustee is directed by the Plan Administrator, any named fiduciary, designated Investment Manager, Participant and/or Beneficiary, as applicable hereunder (collectively referred to as for purposes of this paragraph as the "Directing Party"), the Directing Party shall be authorized, and expressly retains the right hereunder, to direct the Trustee to retain the services of, and conduct transactions with, Affiliated Entities fully in the manner described above.

13.9 APPOINTMENT OF ADDITIONAL TRUSTEE AND ALLOCATION OF RESPONSIBILITIES Assets for which the Trustee is not serving in the capacity of Trustee may be held by a second Trustee appointed by the Employer to hold specified investments. In the event that an additional Trustee is appointed for the Plan to serve as the Trustee of specific investments for which the Trustee is not acting in the capacity of Trustee, the second Trustee shall have no



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responsibilities to these assets other than as set forth herein. The Trustee shall have no duties with respect to investment held by any other person including, without limitation, any other Trustee for the Plan. Any other secondary Trustee of the Plan shall have no duties with respect to assets held in the Plan by the Trustee.

13.10 COMPENSATION, ADMINISTRATIVE FEES AND EXPENSES All reasonable fees, charges and expenses incurred by the Trustee or the Custodian in connection with the administration of the Trust and all reasonable fees, charges and expenses incurred by the Plan Administrator in connection with the administration of the Plan (including such reasonable compensation to the Trustee/Custodian and the Plan Administrator as may be agreed upon from time to time between the Employer, the Trustee/Custodian and Plan Administrator) and fees for legal services rendered to the Trustee/Custodian or Plan Administrator shall be paid from the Trust unless:

         (a) The payment of such expense would constitute a "prohibited transaction" within the meaning of ERISA Section 406 or Code
                  Section 4975 for which no statutory or administrative exemption is available.

         (b) The Employer actually pays such expenses directly. Any and all reasonable additional administrative expenses incurred to effect investment directives made by the Participants and by each Beneficiary under this Plan shall be paid by the Trust and as determined by the Employer shall either be charged (in accordance with such reasonable nondiscriminatory rules as the Employer deems appropriate under the circumstances) to the account of the individual issuing such directive, or treated as a general expense of the Trust. If charged to a Participant's account and if the assets of such account are insufficient to satisfy such charges, the Employer shall pay any deficit to the Trustee. Notwithstanding the foregoing, nothing in this section shall prevent the Employer from paying the administrative expenses of the Plan directly.

         (c) All transaction related expenses incurred to effect a specific investment for a Participant directed account (such as brokerage commissions and other transaction related expenses), shall, as determined by the Employer, either be paid from or otherwise be charged directly to the account of the Participant providing such direction or treated as a general expense of the Trust.

         (d) If there are insufficient liquid assets of the Trust to cover the fees of the Trustee or the Custodian, then assets of the Trust shall be liquidated to the extent necessary to cover fees.

         (e) Notwithstanding the foregoing, no compensation other than reimbursement for expenses incurred shall be paid to a Plan Administrator who is the Employer or Employee of the Employer.

         (f) In the event any part of the Plan becomes subject to tax, all taxes incurred will be paid from the Plan at the direction of the Plan Administrator.

         (g) Any investment gain or loss of the Trust that is not directly attributable to the investment of the account of any Participant (including, but not limited to, for example, any "float" earned on the disbursement account established for the Plan and not treated as part of the compensation of the Trustee or paying agent for the Plan, and any 12b-1 or similar fees paid to the Plan) will be applied to pay administrative expenses of the Plan, with any excess remaining at the close of the Plan Year being allocated among the Participant's accounts in accordance with the procedure established by the Plan Administrator for this purpose.

13.11 RECORDS Within ninety (90) days following the close of each Plan Year, or at such other times as may be agreed to between the Employer and the Trustee, and within ninety (90) days following its removal or resignation, the Trustee shall file with the Employer a report of that part of the Trust under the investment management of the Trustee during such year or from the end of the preceding Plan Year to the date of removal or resignation. Such report shall include a statement of receipts and disbursements, the net income or loss of the Trust, the gains or losses realized by the Trust upon sale or other disposition of the assets, the increase or decrease in the value of the Trust, all payments and distributions made from the Trust since the date of its last report, and shall contain a schedule of assets listing the fair market value of investments held in the Trust as of the end of the Plan Year or the date of removal or resignation, as applicable. The fair market value of investments for which there is a ready market shall



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be determined using the most recent price quoted on a national or other recognized securities exchange or over-the-counter market. The fair market value of illiquid investments shall be obtained by a valuation performed by an independent appraiser appointed by the Trustee or appointed by the Employer and approved by the Trustee for this purpose whose determination shall be final. The Employer shall review the Trustee's report and notify the Trustee in the event of its disapproval of the report within thirty (30) days, providing the Trustee with a written description of the items in question. The Trustee shall have sixty (60) days to provide the Employer with a written explanation of the items in question. If the Employer again disapproves, the Trustee shall have the right to file its report in a court of competent jurisdiction for audit and adjudication. In the event the Employer fails to file a written objection to the Trustee's report within the ninety (90) day period following receipt of the report, the Employer shall be deemed to have approved the report. In such case, the Trustee shall be released and discharged with respect to all matters contained in the report.

13.12 LIMITATION ON LIABILITY AND INDEMNIFICATION

         (a) The Trustee shall have the authority to manage and govern the Trust to the extent provided in this instrument, but does not guarantee the Trust in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Trust to meet and discharge all or any liabilities of the Plan.

         (b) The Trustee and/or Custodian shall not be liable for the making, retention, or sale of any investment or reinvestment made by it, as herein provided, or for any loss to, or diminution of the Trust, or for any other loss or damage which may result from the discharge of its duties hereunder except to the extent it is judicially determined such loss or damage is attributable to the Trustee/Custodian's breach of its duties hereunder or under ERISA.

         (c) An institution acting as a Custodian or nondiscretionary Trustee shall have no discretion or investment management responsibility, unless otherwise expressly agreed in writing (pursuant to an investment management agreement, for example) and shall only be responsible to perform the functions described at paragraph 13.5 hereof. Neither the Custodian nor Trustee (whether nondiscretionary or discretionary) shall have any responsibility with respect to Plan investments and does not guarantee the adequacy of the Trust to meet and discharge any or all liabilities associated with the Plan.

         (d) The Employer warrants that all directions issued to the Trustee or Custodian by it or the Plan Administrator will be in accordance with the terms of the Plan and the auxiliary agreement and not contrary to the provisions of ERISA, as amended, and the Regulations issued thereunder.

         (e) Neither the Trustee nor the Custodian shall be answerable for any action taken pursuant to any direction, consent, certificate, or other paper or document in the belief that the same is genuine. All directions by the Employer, Participant, the Plan Administrator, Named Fiduciary or an investment manager shall be made pursuant to pre-approved communication procedures to which all such parties, as applicable, shall have consented to in writing. The Employer shall deliver to the Trustee and Custodian written notification identifying the individual or individuals authorized to act on behalf the Plan and shall deliver specimens of their signatures to the Trustee/Custodian.

         (f) The duties and obligations of the Trustee and the Custodian shall be limited to those expressly imposed by this instrument or subsequently agreed upon by the parties in writing. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustee or the Custodian shall rest solely with the Employer.



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         (g)      The Employer shall indemnify the Trustee/Custodian against, and agrees to hold the Trustee/Custodian harmless from, all liabilities and claims and expenses including attorney's fees and expenses incurred in defending against such liability or claims against the Trustee/Custodian, unless such liability or claim results from the negligent action or inaction of the Trustee/Custodian, or where the Trustee/Custodian is found to have breached its duties under this Article or Part 4 of Title I of ERISA by a final judgment of a court of competent jurisdiction. Except as otherwise provided by the preceding sentence, the Employer also shall indemnify the Trustee/Custodian against and agrees to hold the Trustee/Custodian harmless from all liabilities, claims and expenses including attorney's fees and other expenses incurred in defending against such liabilities or claims, arising from any actions or breach of responsibility by any party other than the Trustee/Custodian, including without limitation by specification any acts of a prior Trustee or of another Trustee or Custodian appointed by the Employer.

         (h) Without limiting any provision in the prior paragraph, the Employer expressly agrees to indemnify the Trustee/Custodian against any liability or claim (including attorney's fees and expenses in defending against such liabilities or claims) arising as a result of any act taken or failure to act, in accordance with the directions received from the Employer, Plan Administrator, investment manager, Participant, or a designee specified by the Employer directly or transmitted by a designated Service Provider to the Plan and without limitation by specification.

         (i) The Trustee/Custodian will take all reasonable steps to assure the security of any data received from the Employer in connection with services provided to the Plan. The Employer will be responsible for retaining duplicate copies of any such data or materials it forwards to the Trustee/Custodian and for taking all other reasonable and necessary precautions in event such data or materials are lost or destroyed, regardless of cause, or in the event reprocessing is needed for any reason. The Trustee/Custodian will maintain records in connection with the performance of services hereunder for the applicable period as required by law, or if no period is required, for such period as is reasonable under the law.

         (j) No waiver of any breach of this agreement shall constitute a waiver of any other breach, whether of the same or any other covenant, term or condition. The subsequent performance of any of the terms, covenants and conditions of this Article shall not constitute a waiver of any preceding breach, nor shall any delay or omission of any party's exercise of any rights arising from any default effect or impair the party's rights as to the same or future default.

         (k) Neither the Trustee or the Custodian shall be responsible in any way for any actions taken, or failure to act, by a prior trustee/custodian. The Employer shall indemnify and hold harmless the Trustee/Custodian for such prior trustee/custodian's acts or inactions for any periods applicable, including periods for which the Plan must retroactively comply with any tax law or regulations thereunder.

         (l) A fiduciary with respect to the Plan shall not be liable for a breach of fiduciary responsibility of another fiduciary with respect to the Plan except to the extent that:

                  (1) it participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

                  (2) by its failure to comply with ERISA Section 404(a)(1) in the administration of its specific responsibilities which give rise to its status as a fiduciary, it has enabled such other fiduciary to commit a breach; or

                  (3) it has knowledge of a breach by such other fiduciary, unless it makes reasonable efforts under the circumstances to remedy the breach.



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         (m)      If the assets of the Plan are held by two (2) or more
                  Trustees, each Trustee will use reasonable care to prevent a co-Trustee from committing a breach of duty under the Employee Retirement Income Security Act of 1974, as amended, and they shall jointly manage and control the assets of the Plan; provided however, that such co-Trustee shall be authorized to allocate specific responsibilities, obligations or duties among the co-Trustees pursuant to a written agreement. If co-Trustees do enter into such an agreement, then a Trustee to whom certain responsibilities, obligations or duties have not been allocated shall not be liable either individually or as Trustee for any loss resulting to the Plan arising from the acts or omissions on the part of another Trustee to which such responsibilities, obligations or duties have been allocated.

13.13 CUSTODIAN If a discretionary Trustee has been appointed, the Employer may appoint a Custodian as provided for in the Adoption Agreement. A Custodian shall have the same rights, powers and duties as a nondiscretionary Trustee. Any reference in the Plan to a Trustee is also a reference to the Custodian unless the context indicates otherwise. Any limitation of the Trustee's liability in the Plan shall act as a limitation of the Custodian's liability. Where a discretionary Trustee has provided direction, any action taken by the Custodian satisfies the requirement in the Plan referencing the Trustee taking that action. The resignation or removal of the Custodian shall be made in accordance with paragraph 13.19 as though the Custodian were the Trustee. The Custodian shall be responsible for the holding and safekeeping of all or a portion of the Plan's assets. One or more Custodian(s) appointed under this Plan may hold all or any portion of the Plan's assets. Such separate assets shall be held pursuant to the terms of a separate custodial agreement with such Custodian. The separate custodial agreement shall be treated as an addendum and, as such, may not conflict with any provision of this document. In addition, any provision of a separate custodial agreement which would jeopardize the tax qualified status of this Defined Contribution Plan shall be null and void. In addition to the holding and safekeeping of Plan assets, the Custodian's duties shall include:

         (a) receiving contributions under the terms of the Plan, but not determining the amount or enforcing the payment thereof,

         (b) making distributions from the Plan in accordance with instructions received from the Plan Administrator or an authorized representative of the Employer,

         (c) keeping records reflecting its administration of the Trust or the custodial account and making such records, statements and reports available to the Employer for review and audit at such times as agreed to between the Custodian, Plan Administrator, and the Employer, and

         (d) retaining and employing such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Custodian, in the administration of the Plan, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Plan, including power to employ and retain counsel upon any matter of doubt as to the meaning or interpretation to be placed upon this Plan or any provisions thereof with reference to any question arising in the administration of the Plan or pertaining to the rights and liabilities of the Trustee hereunder. The Custodian in any such event, any act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA).

The Custodian's duties shall be limited to those as agreed to between the Employer and the Custodian. The Employer shall be responsible for any other administrative duties required under the Plan or by applicable law.

13.14 INVESTMENT ALTERNATIVES OF THE CUSTODIAN

         (a) The Custodian shall hold any or all assets received from the Trustee or its agents. If the Custodian holds title to Plan assets and such ownership requires action on the part of the registered owner, such action will be taken by the Custodian only upon receipt of specific instructions from the Trustee, or its designated agents or the Named Investment Fiduciary. Proxies shall be voted by or



                                      104
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                  pursuant to the express direction of the Trustee its'
                  authorized agent or the Named Investment Fiduciary. The Custodian shall not render any investment advice, including any opinion on the prudence of directed investments. The Employer and Trustee and its agents thereof assume all responsibility for adherence to fiduciary standards under ERISA, as amended, and the Regulations issued thereunder.

         (b) Where the Sponsor serves as Custodian, the Trust shall only be invested in investment alternatives the Custodian makes available in the ordinary course of business unless the Custodian is directed otherwise by the Employer, the Trustee or any properly designated agent thereof. The Custodian under applicable Federal or state laws, may limit the investment alternatives including but not limited to savings accounts, savings certificates, or in other savings instruments offered by the Sponsor or its affiliates. Such investments shall be made at the direction of the Employer or Trustee(s) or other Named Investment Fiduciary and the Custodian shall have no responsibility for the propriety of such investments.

13.15 PROHIBITED TRANSACTIONS The Trustee, Custodian, Employer, investment manager, the Named Investment Fiduciary or Participant shall not knowingly enter into any transaction, engage in any activity, or direct the purchase or acquisition of any investment with respect to the Plan which would constitute a prohibited transaction under ERISA or the Code for which a statutory or administrative exemption is not available. The Trustee or Custodian shall not receive any investment advisory or other fees from a regulated investment company (a mutual fund) which duplicates investment management fees charged by the Trustee. The Trustee or Custodian shall be permitted to receive fees from a regulated investment company if the Trustee or Custodian has made a good faith determination that the receipt of such fees is not a prohibited transaction pursuant to any guidance or exemption issued by the Department of Labor from time to time.

13.16 EXCLUSIVE BENEFIT RULES No part of the Trust shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, former Participants with a vested interest, and the Beneficiary or Beneficiaries of deceased Participants who have in a vested interest in the Plan at death.

13.17 ASSIGNMENT AND ALIENATION OF BENEFITS Except as provided in paragraphs
12.9 or 12.11, no right or claim to, or interest in, any part of the Plan, or any payment from the Plan, shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind. Neither the Trustee or Custodian shall recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985 which the Plan's attorney and Plan Administrator deem to be qualified.

Notwithstanding any provision of this paragraph 13.17 to the contrary, an offset to a Participant's Vested Account Balance against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

13.18 LIQUIDATION OF ASSETS If the Trustee and/or Custodian must liquidate assets in order to make distributions, transfer assets, or pay fees, expenses or taxes assessed against all or a part of the Trust, and the Trustee/Custodian is not instructed as to the liquidation of such assets, assets will be liquidated on a pro rata basis across all the investment alternatives in the Trust. The Trustee and /or Custodian are expressly authorized to liquidate assets in order to satisfy the Trust's obligation to pay the Trustee and /or Custodian's fees or other compensation if such fees or compensation is not paid on a timely basis.



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13.19 RESIGNATION AND REMOVAL The Trustee may resign upon thirty (30) days written notice to the Employer. The Employer may remove the Trustee upon sixty
(60) days written notice to the Trustee, or such shorter period of time as may be agreed to by the parties. The Employer may discontinue its participation in this Prototype Defined Contribution Plan effective upon thirty (30) days written notice to the Sponsor. In such event the Employer shall, prior to the effective date thereof, amend the Plan to eliminate any reference to this Prototype Defined Contribution Plan and appoint a successor trustee/custodian. The Trustee shall deliver the Trust to its successor on the effective date of the resignation or removal, or as soon thereafter as practicable, provided that this shall not waive any lien the Trustee may have upon the Trust for its compensation or expenses. Following the effective date of the notice of termination, the Trustee shall have no further responsibility for providing services to the Employer or the Plan. If the Employer fails to amend the Plan and appoint a successor trustee/custodian within the said thirty (30) days, or such longer period as the Trustee may specify in writing, the Plan shall be deemed individually designed and the highest ranking officer of the Employer shall be deemed the successor trustee or custodian as the case may be. In such event, the Trustee may but shall not be required to continue to hold custody of the assets of the Plan until such time as appropriate arrangements have been made for the security of the Plan assets, but for a discretionary Trustee, upon notification thereof to Plan Participants, shall no longer have any responsibility for the investment of Plan assets.




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                                   ARTICLE XIV

                              TOP-HEAVY PROVISIONS


14.1 APPLICABILITY OF RULES If the Plan [except in the case of a SIMPLE 401(k) Plan] is or becomes Top-Heavy in any Plan Year, the provisions of this Article will supersede any conflicting provisions in the Basic Plan Document #01 and accompanying Adoption Agreement.

14.2 MINIMUM CONTRIBUTION Notwithstanding any other provision in the Employer's Plan, for any Plan Year in which the Plan is Top-Heavy, the aggregate Employer contributions and forfeitures allocated on behalf of any Participant (without regard to any Social Security contribution) under this Plan or a combination of paired or non-paired Defined Contribution Plans and no Defined Benefit Plans which are Top-Heavy, the Employer will contribute the lesser of 3% of such Participant's Compensation or the largest percentage of the Employer contributions and forfeitures, as a percentage of the Key Employee's Compensation, up to a maximum permitted under Code Section 401(a)(17), as indexed, allocated on behalf of any Key Employee for that year.

         (a) In any Limitation Year prior to January 1, 2000, if the Employer maintains or maintained a Defined Benefit Plan which is not paired, the provisions of the "Limitations on Allocations" section of the Adoption Agreement shall apply.

         (b) Each Participant who is employed by the Employer on the last day of the Plan Year shall be entitled to receive an allocation of the Employer's minimum contribution for such Plan Year. The minimum allocation applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because the Participant fails to make required contributions to the Plan, the Participant's Compensation is less than a stated amount, or the Participant fails to complete one-thousand (1,000) Hours of Service (or such lesser number designated by the Employer in the Adoption Agreement) during the Plan Year. A paired profit-sharing Plan designated to provide the Top-Heavy minimum contribution must do so regardless of profits. An Employer may elect in the Adoption Agreement by resolution or by Plan amendment whether the Top-Heavy minimum Contribution will be made to all Participants or just non-Key Employees.

The Top-Heavy minimum contribution does not apply to any Participant to the extent the Participant is covered under any other plan(s) of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirements applicable to this Plan will be satisfied in the other plan(s).

If a Key Employee makes an Elective Deferral or has an allocation of Matching Contributions credited to his or her account, a Top-Heavy minimum contribution will be required for non-Key Employees who are Participants. For purposes of satisfying the Top-Heavy minimum contribution requirement, Elective Deferrals and Matching Contributions are not taken into account.

14.3 MINIMUM VESTING For any Plan Year during which this Plan is Top-Heavy, the minimum vesting schedule selected by the Employer in the Adoption Agreement will automatically apply to the Plan. If the vesting schedule elected by the Employer in the Adoption Agreement is less liberal than the allowable schedule, the schedule will automatically shift to a vesting schedule which satisfies the Top-Heavy minimum requirements. If the vesting schedule under the Employer's Plan shifts in or out of the Top-Heavy schedule for any Plan Year, such shift is an amendment to the vesting schedule and the election in paragraph 9.9 of the Basic Plan Document #01 applies. The minimum vesting schedule applies to all accrued benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. No reduction in vested benefits may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. This paragraph does not apply to the account balances of any Employee who does not have one (1) Hour of Service after the Plan initially becomes Top-Heavy and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this paragraph.



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



14.4 LIMITATIONS ON ALLOCATIONS In any Limitation Year beginning prior to January 1, 2000 in which the Top-Heavy Ratio exceeds 90% (i.e., the Plan becomes Super Top-Heavy), the denominators of the Defined Benefit Fraction and Defined Contribution Fraction shall be computed using 100% of the dollar limitation instead of 125%.

14.5 USE OF SAFE HARBOR CONTRIBUTIONS TO SATISFY TOP-HEAVY CONTRIBUTION RULES If elected in the Adoption Agreement, a 3% Safe Harbor Non-Elective Contribution allocated to all eligible Employees may be used to satisfy the minimum contribution requirement for a Top-Heavy Plan. A Safe Harbor Matching Contribution may not be used to satisfy the minimum contribution requirement for a Top-Heavy Plan.

14.6 TOP-HEAVY RULES FOR SIMPLE 401(k) PLANS A SIMPLE 401(k) Plan is not treated as a Top-Heavy Plan under Code Section 416 for any year for which this article applies.




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



                                   ARTICLE XV

                            AMENDMENT AND TERMINATION


15.1 AMENDMENT BY SPONSOR The Sponsor may amend any or all provisions of this Prototype Defined Contribution Plan at any time without obtaining the approval or consent of any Employer which has adopted this Plan and Trust provided that no amendment shall authorize or permit any part of the corpus or income of the Plan to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries, or eliminate an optional form of distribution. For purposes of Sponsor amendments, the mass submitter of this Basic Plan Document #01 shall be recognized as the agent of the Sponsor. If the Sponsor does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

15.2 AMENDMENT BY EMPLOYER The Employer may amend any option in the Adoption Agreement, and may include language as permitted in the Adoption Agreement to satisfy Code Section 415 or to avoid duplication of minimums under Code Section 416 because of the required aggregation of multiple plans. The Employer may also adopt certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan for which the Employer must obtain a separate determination letter. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Code Section 412(d), will no longer participate in this Prototype Plan program and will be considered an individually designed Plan. In such event, all references to the institution or company as Sponsor shall be deemed null and void.

15.3 PROTECTED BENEFITS An amendment (including the adoption of this Plan as a restatement of an existing Plan) may not decrease a Participant's accrued benefit or account balance except to the extent permitted under Code Section 412(c)(8), and may not reduce or eliminate a Code Section 411(d)(6) protected benefit (except as provided by the Code or the Regulations issued thereunder) determined immediately prior to the date of adoption, or if later, the Effective Date of the amendment. Where this Plan is being adopted to amend another plan that contains a protected benefit not provided for in this document, the Employer may attach an addendum to the Adoption Agreement that describes such protected benefit which shall be incorporated in the Plan.

15.4 PLAN TERMINATION The Employer shall have the right to terminate its Plan at any time. The Sponsor of this Prototype Defined Contribution Plan is to be given sixty (60) days notice in writing of the Employer's intent to terminate or transfer the assets of the Plan. If the Plan is terminated, partially terminated, or if there is a complete discontinuance of contributions under a profit-sharing plan maintained by the Employer, all amounts credited to the accounts of Participants shall vest and become nonforfeitable. In the event of a partial termination, only those who are affected by such partial termination shall be fully vested. In the event of termination, the Plan Administrator shall direct the Trustee or the Custodian as applicable with respect to the distribution of accounts to or for the exclusive benefit of Participants or their Beneficiaries. Such distribution shall be made directly to Participants or, at the direction of the Participant, may be transferred directly to another Eligible Retirement Plan or individual retirement account. In the absence of an election by a Participant who has received notice from the Plan Administrator under paragraph 6.11, the Plan Administrator may direct the Trustee or Custodian to transfer the Participant's benefit to another Defined Contribution Plan maintained by the Employer, other than an employee stock ownership plan. If the Employer does not maintain another Defined Contribution Plan, the Plan Administrator may direct the Trustee or Custodian to transfer the Participant's benefit to an individual retirement account with an institution selected by the Plan Administrator, or make a distribution pursuant to paragraph 7.15. Prior to making any distribution, the Plan Administrator shall establish in a manner acceptable to the Trustee or Custodian, that the Plan has received a favorable determination letter from the Internal Revenue Service approving the Plan termination and authorizing the distribution of benefits to Plan Participants. In the absence of such determination letter, the Trustee or Custodian may agree to make distributions to Participants if the Plan Administrator represents that the applicable requirements, if any, of ERISA and the Code governing the termination of employee benefit plans have been or are being complied with or that appropriate authorizations, waivers, exemptions, or variances have been or are being obtained.

15.5 DISTRIBUTION RESTRICTIONS UNDER A CODE SECTION 401(k) PLAN If the Employer's Plan includes a cash or deferred arrangement or if transferred assets described in paragraph 6.13 are subject to the distribution restrictions of Code Sections 401(k)(2) and 401(k)(10), the special distribution provisions of this paragraph apply. The portion of the Participant's Vested Account Balance attributable to Elective Deferrals (or to amounts treated under the cash or deferred arrangement as Elective Deferrals) is not distributable on account of Plan termination, as described in this paragraph, unless:

         (a) the Participant otherwise is entitled under the Plan to a distribution of that portion of the Vested Account Balance, or

         (b) the Plan termination occurs without the establishment of a successor Plan. A successor Plan under subparagraph (b) is a Defined Contribution Plan other than an employee stock ownership plan [as defined in Code Section 4975(e)(7)], a Simplified Employee Pension Plan [as defined in Code Section 408(k)], or a SIMPLE IRA Plan [as defined in Code Section 408(p)] maintained by the Employer (or by a related Employer) at the time of the termination of the Plan or within the period ending twelve (12) months after the final distribution of assets. A distribution pursuant to this subparagraph (b), must be part of a lump sum distribution(s) to the Participant of his Vested account balance.

         (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary [within the meaning of Code Section 409(d)(3)] if such corporation continues to maintain the Plan, but only with respect to the Employees who continue employment with such subsidiary.

         (d) In connection with the disposition by an Employer of less than 85% of the assets used by the Employer in a trade or business to an unrelated entity, distribution of the entire Vested Account Balance of an Participant who continues employment with the acquirer will, if so agreed to by the Employer, be made to the Participant in a single lump sum. This paragraph shall apply if the acquirer does not maintain the Plan after disposition and only if such Employee's change in employment status constitutes a "separation from Service" within the meaning of Code Section 401(k)(2)(b)(i)(I).

15.6 QUALIFICATION OF EMPLOYER'S PLAN If the adopting Employer fails to obtain or retain applicable Internal Revenue Service qualification as a Prototype Plan, such Employer's Plan shall no longer participate in this Prototype Defined Contribution Plan and will be considered an individually designed plan.

15.7 MERGERS AND CONSOLIDATIONS

         (a) In the case of any merger or consolidation of the Employer's Plan with, or transfer of assets or liabilities of the Employer's Plan to any other plan, Participants in the Employer's Plan shall be entitled to receive benefits immediately after the merger, consolidation, or transfer which are equal to or greater than the benefits they would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

         (b) Any corporation into which the Trustee, Custodian or any successor thereto may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee, Custodian or any successor thereto may be a party, or any corporation to which all or substantially all the business of the Trustee, Custodian or any successor thereto may be transferred, shall automatically be the successor without the filing of any instrument or performance of any further act, before any court.

15.8 QUALIFICATION OF PROTOTYPE The Sponsor intends that this Prototype Defined Contribution Plan will meet the requirements of the Code as a qualified Defined Contribution Plan. Should the Commissioner of Internal Revenue or any delegate of the Commissioner at any time determine that the Prototype Defined Contribution Plan fails to meet the requirements of the Code, the Sponsor will amend the Basic Plan Document #01 as necessary to maintain its qualified status.



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                                   ARTICLE XVI

                                  GOVERNING LAW


16.1 GOVERNING LAW Construction, validity and administration of the Prototype Defined Contribution Plan and any Employer Plan established under the terms of this Plan and accompanying Adoption Agreement, shall be governed by Federal law to the extent applicable and to the extent not applicable by the laws of the State or Commonwealth in which the principal office of the Prototype Sponsor or its affiliate is located.

16.2 STATE COMMUNITY PROPERTY LAWS The terms and conditions of the Prototype Defined Contribution Plan and any Employer's Plan established under the terms of this Basic Plan Document #01 and accompanying Adoption Agreement shall be applicable without regard to community property laws of any state.

                               IRS MODEL AMENDMENT

With respect to distributions under the Plan made for calendar years beginning on or after:

[ ]  January 1, 2001

[ ]  January 1, 2002

the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the Regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This paragraph shall continue in effect until the end of the last calendar year beginning before the effective date of the final Regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

                                    AMENDMENT
                                     TO THE
                       PROTOTYPE DEFINED CONTRIBUTION PLAN
                             BASIC PLAN DOCUMENT #01

The Employer named in the Adoption Agreement hereby amends the Plan to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as a good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This amendment shall supersede the provisions of the Basic Plan Document #01 to the extent those provisions are inconsistent with the provisions of this amendment. The Basic Plan Document #01 is hereby amended as follows:

1. Paragraph 1.16 of the Basic Plan Document #01 entitled "Compensation", under the paragraph entitled "Limitation on Compensation" is amended effective for Plan Years beginning after December 31, 2001, by the addition of the following three sentences at the end of the paragraph:

            "The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year."

2. Paragraph 1.55 of the Basic Plan Document #01 entitled "KEY EMPLOYEE", is deleted in its entirety and replaced with the following for Plan Years beginning after December 31, 2001:

            "1.55 Key Employee Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 [as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002], a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means Compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable Regulations and other guidance of general applicability issued thereunder."

3. Paragraph 4.4 of the Basic Plan Document #01 entitled "Rollover Contributions", is amended by the addition of the following paragraph (g) which shall read as follows:

            "(g) If elected by the Employer in the Adoption Agreement, the Plan will accept Participant Rollover Contributions and/or Direct Rollovers of distributions made after December 31, 2001, from the types of plans specified in the Adoption Agreement, beginning on the Effective Date specified in the Adoption Agreement."

4. Paragraph 4.7 of the Basic Plan Document #01 entitled "Elective Deferrals in a 401(k) Plan", is amended by the addition of three new paragraphs (g), (h) and (i) which shall read as follows:

            "(g) No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other Qualified Plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Code
                        Section 402(g) in effect for such taxable year, except to the extent permitted under subparagraph (h) below and Code Section 414(v), if applicable.

             (h) If elected by the Employer in the Adoption Agreement, all Employees who are eligible to make Elective Deferrals under this Plan and who have attained age fifty (50) before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and
                        415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Sections 401(k)(3), 401(k)(11), 401(k)(12),
                        410(b), or 416, as applicable, by reason of the making of such catch-up contributions.

            (i) Except to the extent permitted under subparagraph (h) above, the Adoption Agreement, EGTRRA Section 631 and Code Section 414(v), the maximum salary reduction contribution that can be made to this Plan is the amount determined under Code Section 408(p)(2)(A)(ii) for the calendar year."

5. Effective as of the date set forth in the Adoption Agreement Section entitled "Distribution Upon Severance from Employment", paragraph
            6.3 of the Basic Plan Document #01 entitled "Benefits on Termination of Employment " is amended by the addition of paragraphs (i) and (j) which shall read as follows:

            "(i) If elected by the Employer in the Adoption Agreement, this paragraph shall apply for distributions and severances from employment occurring after the dates specified in the Adoption Agreement.

                        A Participant's Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from Service before such amounts may be distributed.

            (j) If elected by the Employer in the Adoption Agreement, the value of a Participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and the earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16).
                        If the value of the Participant's nonforfeitable account balance as so determined is $5,000 or less, the Plan shall immediately distribute the Participant's entire nonforfeitable account balance."

6. Effective as of the date set forth in the Adoption Agreement Section entitled "Distribution Upon Severance from Employment", paragraph
            6.6 of the Basic Plan Document #01 entitled "Commencement of Benefits", is amended by the addition of paragraph (d) which shall read as follows:

            "(d) If elected by the Employer in the Adoption Agreement, this paragraph shall apply for distributions and severances from employment occurring after the dates specified in the Adoption Agreement.

                        A Participant's Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from Service before such amounts may be distributed."

7. The following new paragraph (c) is added to paragraph 6.7 of the Basic Plan Document #01 entitled "Transitional Rules for Cash-Out Limits" and shall apply if elected by the Employer in the Adoption Agreement and be effective as specified in the Adoption Agreement.

            "(c) If elected by the Employer in the Adoption Agreement, for purposes of this paragraph 6.7, the value of a Participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to Rollover Contributions (and the earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8),
                        408(d)(3)(A)(ii), and 457(e)(16). If the value of the Participant's nonforfeitable account balance as so determined is $5,000 or less, the Plan shall immediately distribute the Participant's entire nonforfeitable account balance."

8. Paragraph 6.9 of the Basic Plan Document #01 entitled "Hardship Withdrawals", is amended effective January 1, 2002 by the addition of the following paragraph (d):

            "(d) A Participant who receives a distribution after December 31, 2001, on account of Hardship shall be prohibited from making Elective Deferrals and Voluntary After-tax Contributions under this and all other Plans of the Employer for six (6) months after receipt of the distribution. A Participant who receives a distribution in calendar year 2001 on account of Hardship shall be prohibited from making Elective Deferrals and Voluntary After-tax Contributions under this and all other Plans of the Employer for the period specified by the Employer in the Adoption Agreement."

9. Paragraph 6.10 of the Basic Plan Document #01 entitled "Direct Rollover of Benefits", is amended effective January 1, 2002 by the addition of the following paragraph (e):

            "(e) This paragraph shall apply only to distributions made after December 31, 2001. For purposes of the Direct Rollover provisions in paragraph 6.10 of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p).

                        For purposes of the Direct Rollover provisions in paragraph 6.10 of the Plan, any amount that is distributed on account of Hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

                        For purposes of the Direct Rollover provisions in paragraph 6.10 of the Plan, a portion of the distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of Voluntary After-tax Contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified Defined Contribution Plan described in Code
                        Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

10. Article IX of Basic Plan Document #01 entitled "VESTING", is hereby amended effective for the first Plan Year beginning after December 31, 2001, by adding a new paragraph 9.12 entitled "Vesting of Employer Matching Contributions" which shall read as follows:

            "9.12 VESTING OF EMPLOYER MATCHING CONTRIBUTIONS This section shall apply to Participants with an account balance derived from Employer Matching Contributions who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001. If elected by the Employer in the Adoption Agreement, this section shall also apply to all other Participants with an account balance derived from Employer Matching Contributions.

            A Participant's account balance derived from Employer Matching Contributions shall vest as provided in Section XIII(E) of the Adoption Agreement if elected."

11. Article X of Basic Plan Document #01 entitled "LIMITATIONS ON ALLOCATIONS", is amended by the addition of the following paragraph
            10.6 entitled "Annual Additions" which shall read as follows:

            "10.6 ANNUAL ADDITIONS Except to the extent permitted under Section 4.7(h) of Basic Plan Document #01 and under Code Section 414(v), the Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year beginning after December 31, 2001 shall not exceed the lesser of:

                        (a) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

                        (b) 100% of the Participant's Compensation, within the meaning of Code Section 415(c)(3), for the Limitation Year.

            The Compensation limit referred to in (b) above shall not apply to any contribution for medical benefits after separation from Service [within the meaning of Code Section 401(h) or Code Section 419A(f)(2)] which is otherwise treated as an Annual Addition."

12. Effective for Plan Years beginning after December 31, 2001, paragraph 11.7(b) of the Basic Plan Document #01 is amended by the deletion of this paragraph which outlines the multiple use test described in Treasury Regulations Section 1.401(m)-2.

13. Paragraph 12.9 of the Basic Plan Document #01 entitled "Participant Loans" is amended effective January 1, 2001 by deleting the language at subsection (i) and replacing it with the following:

            "(i) Effective for Plan loans made after December 31, 2001, Plan provisions prohibiting loans to any Owner-Employee or Shareholder Employee shall cease to apply."

14. Paragraph 14.2 of the Basic Plan Document #01 entitled "Minimum Contribution" is amended for Plan Years beginning after December 31, 2001 by the addition of the following two new subparagraphs at the end of the paragraph which shall read as follows:

            "MATCHING CONTRIBUTIONS -- Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2). The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Actual Contribution Percentage Test and other requirements of Code Section 401(m).

            CONTRIBUTIONS UNDER OTHER PLANS -- The Employer may provide in the Adoption Agreement that the minimum benefit requirement shall be met in another plan, including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code
            Section 401(k)(12) and Matching Contributions which meet the requirements of Code Section 401(m)(11)."

15. The Top-Heavy requirements of Code Section 416 and Article XIV of the Basic Plan Document #01 shall not apply in any Plan Year beginning after December 31, 2001, in which the Plan established under the Basic Plan Document #01 consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and Matching Contributions which meet the requirements of Code Section 401(m)(11).

            This paragraph shall apply for purposes of determining whether the Plan is a Top-Heavy Plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This section amends Article XIV of the Basic Plan Document #01 by adding paragraph 14.7 entitled "Determination of Top-Heavy Status". The paragraph shall read as follows:

            "14.7       DETERMINATION OF TOP-HEAVY STATUS

                        (a)         DETERMINATION OF PRESENT VALUES AND AMOUNTS
                                    - This paragraph 14.7 shall apply for
                                    purposes of determining the Present Values of accrued benefits and the amounts of account balances of Employees as of the Top-Heavy Determination Date.

                        (b) DISTRIBUTIONS DURING THE PLAN YEAR ENDING ON THE TOP-HEAVY DETERMINATION DATE - The Present Value of accrued benefits and the amounts of account balances of an Employee as of the Top-Heavy Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with this Plan under Code Section 416(g)(2) during the 1-year period ending on the Top-Heavy Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with this Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from Service, death, or Disability, this provision shall be applied by substituting "5-year period" for "1-year period".

                        (c) EMPLOYEES NOT PERFORMING SERVICES DURING THE PLAN YEAR ENDING ON THE TOP-HEAVY DETERMINATION DATE - The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1 -year period ending on the Top-Heavy Determination Date shall not be taken into account."

                        MINIMUM DISTRIBUTION REQUIREMENTS
                             MODEL AMENDMENT TO THE
                       PROTOTYPE DEFINED CONTRIBUTION PLAN
                             BASIC PLAN DOCUMENT #01


The Employer named in the Adoption Agreement hereby amends the Plan to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as a good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001. This amendment shall supersede the provisions of the Basic Plan Document #01 to the extent those provisions are inconsistent with the provisions of this amendment. The Basic Plan Document #01 is hereby amended as follows:


                                  ARTICLE XVII
                        MINIMUM DISTRIBUTION REQUIREMENTS

17.1 EFFECTIVE DATE Unless an earlier effective date is specified in the Adoption Agreement, the provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

17.2 COORDINATION WITH MINIMUM DISTRIBUTION REQUIREMENTS PREVIOUSLY IN EFFECT If the Adoption Agreement specifies an effective date of this Article that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Article will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article equals or exceeds the required minimum distributions determined under this Article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article are less than the amount determined under this Article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Article.

17.3 PRECEDENCE The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

17.4 REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED All distributions required under this Article will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

17.5 TEFRA SECTION 242(b)(2) ELECTIONS Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to
Section 242(b)(2) of TEFRA.

17.6 REQUIRED BEGINNING DATE The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

17.7 DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

            (a) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary, then, except as provided in the Adoption Agreement, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

            (b) If the Participant's surviving Spouse is not the Participant's sole designated Beneficiary, then, except as provided in the Adoption Agreement, distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

            (c) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (d) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this paragraph 17.7, other than paragraph 17.7(a), will apply as if the surviving Spouse were the Participant.

For purposes of this paragraph and paragraphs 17.11 and 17.12, unless paragraph 17.7(d) applies, distributions are considered to begin on the Participant's Required Beginning Date. If paragraph 17.7(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under paragraph 17.7(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date [or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under paragraph 17.7(a)], the date distributions are considered to begin is the date distributions actually commence.

17.8 FORMS OF DISTRIBUTIONS Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the First Distribution Calendar Year distributions will be made in accordance with paragraph 17.9 through paragraph 17.12 of this Article. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) of the Treasury Regulations.

17.9 AMOUNT OF REQUIRED MINIMUM DISTRIBUTION FOR EACH DISTRIBUTION CALENDAR YEAR During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

            (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

            (b) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's Spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the Distribution Calendar Year.

17.10 LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR OF PARTICIPANT'S DEATH Required minimum distributions will be determined under this paragraph and paragraph 17.9 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

17.11       DEATH ON OR AFTER DISTRIBUTIONS BEGIN

            (a) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY- If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

                        (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                        (2) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving Spouse's death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

                        (3) If the Participant's surviving Spouse is not the Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

            (b) NO DESIGNATED BENEFICIARY- If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

17.12       DEATH BEFORE DATE DISTRIBUTIONS BEGIN

            (a) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY- Except as provided in the Adoption Agreement, if the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated Beneficiary, determined as provided in paragraph 17.11.

            (b) NO DESIGNATED BENEFICIARY- If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (c) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE ARE REQUIRED TO BEGIN- If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under paragraph 17.7(a), this paragraph
                        17.12 will apply as if the surviving Spouse were the Participant.

17.13 DESIGNATED BENEFICIARY The individual who is designated as the Beneficiary under paragraph 1.13 of the Basic Plan Document #01 and is the designated Beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

17.14 DISTRIBUTION CALENDAR YEAR A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the First Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the First Distribution Calendar Year is the calendar year in which distributions are required to begin under paragraph 17.7. The required minimum distribution for the Participant's First Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

17.15 LIFE EXPECTANCY Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

17.16 PARTICIPANT'S ACCOUNT BALANCE The account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The account balance for the Valuation Calendar year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

17.17 REQUIRED BEGINNING DATE The date specified in paragraph 1.88 of the Basic Plan Document #01.

                        CODE SECTION 125 MODEL AMENDMENT

The following is a model amendment that a sponsor of a qualified plan may choose to adopt if the Employer sponsor maintains a health program in conjunction with a Section 125 arrangement but permits an Employee to elect cash in lieu of group health coverage, only if the Employee is able to certify that he or she has other health coverage. The use of this amendment will generally also apply to the definition of Compensation for purposes of Code Section 414(s) unless the plan otherwise specifically excludes all amounts described in Code Section 414(s)(2).

A prototype plan may be amended by the document's Sponsor to use the alternative definition of Compensation to the extent authorized. Alternatively, adopting Employers may adopt a Plan amendment as an addendum to the Plan. The inclusion of the Model Plan Amendment below as an addendum to a Plan adopted to comply with EGTRRA, will not cause a prototype Plan to be treated as an individually designed plan. A Plan Sponsor that adopts the Model Amendment verbatim (or with only minor changes) will have reliance that the form of its Plan satisfies the requirements of this Revenue Ruling, and the adoption of such an amendment will not adversely affect the Plan Sponsor's or the adopting Employer's reliance on a favorable determination, or opinion letter.

           IRS MODEL AMENDMENT CODE SECTION 125 "DEEMED CONTRIBUTIONS"

                       PROTOTYPE DEFINED CONTRIBUTION PLAN
                             BASIC PLAN DOCUMENT #01


Pursuant to Article XV, paragraph 15.1 of the Prototype Basic Plan Document #01 and in accordance with Revenue Ruling 2002-27, the Basic Plan Document #01 is amended as follows effective for Plan Years and Limitation Years beginning on or after January 1, 2002, except that, for any such Employer sponsors of the Plan who operated the Plan in accordance with the definition below prior to January 1, 2002 and in Plan Years beginning on or after January 1, 1998, such amendment is also effective for all years during such period in which the Plan operated in accordance with this definition.

For purposes of the definition of Compensation under paragraph 1.16, amounts under Code Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Code Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.



Executed this             day of                      .
              -----------        ---------------------


                                                       ------------------------
                                                            Name of Employer

                                                       ------------------------
                                                               Signed By

                                                       ------------------------
                                                               Signature

                       NONSTANDARDIZED ADOPTION AGREEMENT
                 PROTOTYPE CASH OR DEFERRED PROFIT-SHARING PLAN

                                  SPONSORED BY

                        LBMC RETIREMENT PLAN COMPANY, LLC

The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Plan Document #01.

I.       EMPLOYER INFORMATION

         IF MORE THAN ONE EMPLOYER IS ADOPTING THE PLAN, COMPLETE THIS SECTION BASED ON THE LEAD EMPLOYER. ADDITIONAL EMPLOYERS WHO ARE MEMBERS OF THE SAME CONTROLLED GROUP OR AFFILIATED SERVICE GROUP MAY ADOPT THIS PLAN BY COMPLETING AND EXECUTING SECTION XX(A) OF THE ADOPTION AGREEMENT.

         A.       NAME AND ADDRESS:

                  Spheris Operations Inc.
                  720 Cool Springs Blvd.
                  Suite 200
                  Franklin, TN 37067

         B.       TELEPHONE NUMBER:         615-261-1500

         C.       EMPLOYER'S TAX ID NUMBER: 62-1731371

         D.       FORM OF BUSINESS:

                  [ ] 1. Sole Proprietor   [ ] 5. Limited Liability Company

                  [ ] 2. Partnership       [ ] 6. Limited Liability Partnership

                  [X] 3. Corporation       [ ] 7. _____________________________

                  [ ] 4. S Corporation

         E.       IS THE EMPLOYER PART OF A CONTROLLED GROUP?  [ ]  YES  [X]  NO
                  PART OF AN AFFILIATED SERVICE GROUP?         [ ]  YES  [X]  NO

         F.       NAME OF PLAN: Spheris Operations, Inc. 401(k) Plan

         G.       THREE DIGIT PLAN NUMBER: 001

         H.       EMPLOYER'S TAX YEAR END: 12/31

         I.       EMPLOYER'S BUSINESS CODE: 621399

II.      EFFECTIVE DATE

         A.       NEW PLAN:

                  This is a new Plan having an Effective Date of
                  __________________________.

         B.       AMENDED AND RESTATED PLANS:

                  This is an amendment or restatement of an existing Plan. The initial Effective Date of the Plan was ____________________. The Effective Date of this amendment or restatement is
                  ________________________.

         C.       AMENDED OR RESTATED PLANS FOR GUST:

                  This is an amendment or restatement of an existing Plan to comply with GUST [The Uruguay Round Agreements, Pub. L. 103-465 (GATT); The Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 (USERRA); The Small Business Job Protection Act of 1996, Pub. L. 104-188 (SBJPA) [including Section 414(u) of the Internal Revenue Code]; The Taxpayer Relief Act of 1997, Pub. L. 105-34 (TRA'97); The Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 (IRSRRA), and The Community Renewal Tax Relief Act of 2000, Pub. L. 106-554
                  (CRA). The initial Effective Date of the Plan was 01/01/1999. Except as provided for in the Plan, the Effective Date of this amendment or restatement is 10/01/2004. (The restatement date should be no earlier than the first day of the current Plan Year. The Plan contains appropriate retroactive Effective Dates with respect to provisions of GUST.)

                  PURSUANT TO CODE SECTION 411(d)(6) AND THE REGULATIONS ISSUED THEREUNDER, AN EMPLOYER CANNOT REDUCE, ELIMINATE OR MAKE SUBJECT TO EMPLOYER DISCRETION ANY CODE SECTION 411(d)(6) PROTECTED BENEFIT. WHERE THIS PLAN DOCUMENT IS BEING ADOPTED TO AMEND ANOTHER PLAN THAT CONTAINS A PROTECTED BENEFIT NOT PROVIDED FOR IN THE BASIC PLAN DOCUMENT #01, THE EMPLOYER MAY COMPLETE SCHEDULE A AS AN ADDENDUM TO THIS ADOPTION AGREEMENT. SCHEDULE A DESCRIBES SUCH PROTECTED BENEFITS AND SHALL BECOME PART OF THIS PLAN. IF A PRIOR PLAN DOCUMENT CONTAINS A PLAN FEATURE NOT PROVIDED FOR IN THE BASIC PLAN DOCUMENT #01, THE EMPLOYER MAY ATTACH SCHEDULE B DESCRIBING SUCH FEATURE. PROVISIONS LISTED ON SCHEDULE B ARE NOT COVERED BY THE IRS OPINION LETTER ISSUED WITH RESPECT TO THE BASIC PLAN DOCUMENT #01.

         D.       EFFECTIVE DATE FOR ELECTIVE DEFERRALS:

                  If different from above, the Elective Deferral provisions shall be effective _______________________.


III.     DEFINITIONS

         A.       "COMPENSATION"

                  Select the definition of Compensation, the Compensation Computation Period, any Compensation Dollar Limitation and Exclusions from Compensation for each Contribution Type from the options listed below. Enter the letter of the option selected on the lines provided below. Leave the line blank if no election needs to be made.

                                                                  COMPENSATION                         EXCLUSIONS
                  EMPLOYER                    COMPENSATION        COMPUTATION     COMPENSATION         FROM
                  CONTRIBUTION TYPE           DEFINITION          PERIOD          DOLLAR LIMITATION    COMPENSATION
                  --------------------------- ------------------ ---------------- -------------------- ------------------
                  All Contributions                   B                 A         $                            I
                  Elective Deferrals                                              $
                  Voluntary After-tax                                             $
                  Required After-tax                                              $
                  Safe Harbor                                                     $
                  Non-Safe Harbor Match Formula 1                                 $
                  QNEC/QMAC                                                       $
                  Discretionary                                                   $
                  Non-Safe Harbor Match Formula 2                                 $

                  ANTIDISCRIMINATION       COMPENSATION             COMPENSATION            COMPENSATION
                  TESTS                    DEFINITION               COMPUTATION PERIOD      DOLLAR LIMITATION
                  ------------------------ ------------------------ ----------------------- -------------------------
                  ADP/ACP                             B                       A             $

                  COMPENSATION COMPUTATION PERIODS MUST BE CONSISTENT FOR ALL CONTRIBUTION TYPES, EXCEPT DISCRETIONARY. IF DIFFERENT COMPUTATION PERIODS ARE SELECTED, THE SELECTION FOR ADP/ACP TESTING WILL BE DEEMED TO BE THE ELECTION FOR ALL PURPOSES EXCEPT FOR DISCRETIONARY CONTRIBUTIONS.

                  1.       Compensation Definition:

                           a. Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source.

                           b. Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source, with all pre-tax contributions added.

                           c. Code Section 6041/6051 - Income reportable on Form W-2.

                           d. Code Section 6041/6051 - Income reportable on Form W-2, with all pre-tax contributions added.

                           e. Code Section 415 - All income received for services performed for the Employer.

                           f. Code Section 415 - All income received for services performed for the Employer, with all pre-tax contributions excluded.

                           THE CODE SECTION 415 DEFINITION WILL ALWAYS APPLY WITH RESPECT TO SOLE PROPRIETORS AND PARTNERS.

                  2.       Compensation Computation Period:

                           a. Compensation paid during a Plan Year while a Participant.

                           b.       Compensation paid during the entire Plan
                                    Year.

                           c.       Compensation paid during the Employer's
                                    fiscal year.

                           d.       Compensation paid during the calendar year.

                  3. Compensation Dollar Limitation: The dollar limitation section does not need to be completed unless Compensation of less than the Code Section 401(a)(17) limit of $160,000 (as indexed) is to be used.

                  4. Exclusions from Compensation (non-integrated plans only):

                           a.       There will be no exclusions from
                                    Compensation under the Plan.

                           b. Any amount included in a Participant's gross income due to the application of Code Sections 125, 132(f)(4), 402(h)(1)(B),
                                    402(e) or 403(b) will be excluded from the definition of Compensation under the Plan.

                           c.       Overtime

                           d.       Bonuses

                           e.       Commissions

                           f. Exclusion applies only to Participants who are Highly Compensated Employees.

                           g.       Severance pay

                           h.       Holiday and vacation pay

                           i. Other: DEP. CARE, CAR, EE. BUSINESS & MOVING EXP., NONQUALIFIED PLAN DISTRIBUTIONS, NONCASH FRINGE BENEFIT

         B.       "DISABILITY"

         [ ]      1.       As defined in paragraph 1.26 of the Basic Plan
                           Document #01.

         [ ]      2.       As defined in the Employer's Disability Insurance
                           Plan.

         [X]      3.       An individual will be considered to be disabled if he
                           or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration. An individual shall not be considered to be disabled unless he or she furnishes proof of the existence thereof in such form and manner as the Secretary may prescribe.

         C. "HIGHLY COMPENSATED EMPLOYEES -- TOP-PAID GROUP ELECTION" For Plans which are being amended and restated for GUST, please complete Schedule C outlining the preamendment operation of the Plan, as well as this section of the Adoption Agreement. The testing elections made below will apply to the future operation of the Plan.

          [ ]     1.       Top-Paid Group Election:

                           In determining who is a Highly Compensated Employee, the Employer makes the Top-Paid Group election. The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) who earned more than $80,000, as indexed for the look-back year, is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year. This election is applicable for the Plan Year in which this Plan is effective.

         [ ]      2.       Calendar Year Data Election:

                           If the Plan Year is not the calendar year, the prior year computation period for purposes of determining if an Employee earned more than $80,000, as indexed, is the calendar year beginning in the prior Plan Year. This election is applicable for the Plan Year in which this Plan is effective.

         D.       "HOUR OF SERVICE"

                  Hours shall be determined by the method selected below. The method selected shall be applied to all Employees covered under the Plan as follows:

         [ ]      1.       Not applicable. For all purposes under the Plan, a
                           Year of Service (Period of Service) is defined as Elapsed Time.

         [X]      2.       On the basis of actual hours for which an Employee is
                           paid or entitled to payment.

         [ ]      3.       On the basis of days worked. An Employee shall be
                           credited with ten (10) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the day.

         [ ]      4.       On the basis of weeks worked. An Employee shall be
                           credited with forty-five (45) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the week.

         [ ]      5.       On the basis of semi-monthly payroll periods. An
                           Employee shall be credited with ninety-five (95)
                           Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

         [ ]      6.       On the basis of months worked. An Employee shall be
                           credited with one-hundred-ninety (190) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the month.

         E.       "INTEGRATION LEVEL"

         [X]      1.       Not applicable. The Plan's allocation formula is not
                           integrated with Social Security.

         [ ]      2.       The maximum earnings considered wages for such Plan
                           Year for Social Security withholding purposes without regard to Medicare.

         [ ]      3.       ________% (not more than 100%) of the amount
                           considered wages for such Plan Year for Social
                           Security withholding purposes without regard to Medicare.

         [ ]      4.       $________, provided that such amount is not in excess
                           of the amount determined under paragraph (E)(2) above.

         [ ]      5.       One dollar over 80% of the amount considered wages
                           for such Plan Year for Social Security withholding purposes without regard to Medicare.

         [ ]      6.       20% of the maximum earnings considered wages for such
                           Plan Year for Social Security withholding purposes without regard to Medicare.

         F.       "LIMITATION YEAR"

                  Unless elected otherwise below, the Limitation Year shall be the Plan Year.

                  The 12-consecutive month period commencing on 01/01 and ending on 12/31.

                  If applicable, there will be a short Limitation Year commencing on ___________________________ and ending on
                  ___________________________. Thereafter, the Limitation Year
                  shall end on the date specified above.

         G.       "NET PROFIT"

         [X]      1.       Not applicable. Employer contributions to the Plan
                           are not conditioned on profits.

         [ ]      2.       Net Profits are defined as follows:

                  [ ]      a.       As defined in paragraph 1.61 of Basic Plan
                                    Document #01.

                  [ ]      b.       Net Profits will be defined in a uniform and
                                    nondiscriminatory manner which will not
                                    result in a deprivation of an eligible
                                    Participant of any Employer Contribution.

                           c. Net Profits are required for the following contributions:

                           [ ]      i.       Employer Non-Safe Harbor Match
                                             Formula 1.

                           [ ]      ii.      Employer Non-Safe Harbor Match
                                             Formula 2.

                           [ ]      iii.     Employer QNEC and QMAC.

                           [ ]      iv.      Employer discretionary.

                  ELECTIVE DEFERRALS CAN ALWAYS BE CONTRIBUTED REGARDLESS OF PROFITS. TOP-HEAVY MINIMUMS ARE REQUIRED REGARDLESS OF PROFITS.

         H.       "PLAN YEAR"

                  The 12-consecutive month period commencing on 01/01 and ending on 12/31.

                  If applicable, there will be a short Plan Year commencing on ___________________________ and ending on
                  ___________________________. Thereafter, the Plan Year shall end on the date specified above.

         I.       "QDRO PAYMENT DATE"

         [X]      1.       The date the QDRO is determined to be qualified.

         [ ]      2.       The statutory age 50 requirement applies for purposes
                           of making distribution to an alternate payee under the provisions of a QDRO.

         J.       "QUALIFIED JOINT AND SURVIVOR ANNUITY"

         [X]      1.       Not applicable. The Plan is not subject to Qualified
                           Joint and Survivor Annuity rules. The safe harbor provisions of paragraph 8.7 of the Basic Plan
                           Document #01 apply. The normal form of payment is a lump sum. No annuities are offered under the Plan.

         [ ]      2.       The normal form of payment is a lump sum. The Plan
                           does provide for annuities as an optional form of payment at Section XVIII(C) of the Adoption
                           Agreement. Joint and Survivor rules are avoided unless the Participant elects to receive his or her distribution in the form of an annuity.

         [ ]      3.       The Joint and Survivor Annuity rules are applicable
                           and the survivor annuity will be __________% (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and his or her Spouse.
                           If no selection is specified, 50% shall be deemed elected.

         K.       "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY"

                  DO NOT COMPLETE THIS SECTION IF PARAGRAPH (J)(1) WAS ELECTED.

         [ ]      1.       The Qualified Preretirement Survivor Annuity shall be
                           100% of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.

         [ ]      2.       The Qualified Preretirement Survivor Annuity shall be
                           50% of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.

         L.       "VALUATION OF PLAN ASSETS"

                  The assets of the Plan shall be valued on the last day of the Plan Year and on the following Valuation Date(s):

         [ ]      1.       There are no other mandatory Valuation Dates.

         [X]      2.       The Valuation Dates are applicable for the
                           contribution type specified below:

                                      CONTRIBUTION TYPE                        VALUATION DATE
                           ----------------------------------------- ---------------------------------------
                           All Contributions                                           A
                           Elective Deferrals
                           Voluntary After-tax
                           Required After-tax
                           Safe Harbor
                           Non-Safe Harbor Match Formula 1
                           QNEC/QMAC
                           Discretionary
                           Non-Safe Harbor Match Formula 2

                           a.       Daily valued.

                           b.       The last day of each month.

                           c.       The last day of each quarter in the Plan
                                    Year.

                           d. The last day of each semi-annual period in the Plan Year.

                           e.       At the discretion of the Plan Administrator.

                           f.       Other:_____________________________________.

IV.      ELIGIBILITY REQUIREMENTS

         Complete the following using the eligibility requirements as specified for each contribution type. To become a Participant in the Plan, the Employee must satisfy the following eligibility requirements.

                                                                                    ELIGIBILITY
                                       MINIMUM      SERVICE          CLASS          COMPUTATION
         CONTRIBUTION TYPE             AGE          REQUIREMENT      EXCLUSIONS     PERIOD         ENTRY DATE
         ----------------------------- ------------ ---------------- -------------- -------------- -------------
         All Contributions                  21          1               2                               **

         Elective Deferrals

         Voluntary After-tax

         Required After-tax

         Safe Harbor Contribution*

         Non-Safe Harbor Match --
         Formula 1

         QNECs

         QMACs

         Employer Discretionary

         Non-Safe Harbor Match --
         Formula 2

         *IF ANY AGE OR SERVICE REQUIREMENT SELECTED IS MORE RESTRICTIVE THAN THAT WHICH IS IMPOSED ON ANY EMPLOYEE CONTRIBUTION, THAT GROUP OF EMPLOYEES WILL BE SUBJECT TO THE ADP AND/OR ACP TESTING AS PRESCRIBED UNDER IRS NOTICES 98-52, 2000-3 AND ANY APPLICABLE IRS REGULATIONS.

         A.       AGE:

                  1.       No age requirement.

                  2. Insert the applicable age in the chart above. The age may not be more than 21.

         B.       SERVICE:

                  1.       No Service requirement.

                  2. _______ months of Service (insert number of months applicable to the specified contribution type).

                  3. _______ months of Service (insert number of months applicable to the specified contribution type).

                  4.       1 Year of Service or Period of Service.

                  5.       2 Years of Service or Periods of Service.

                  6. 1 Expected Year of Service. May enter after six (6) months of actual Service.

                  7. 1 Expected Year of Service. May enter after __________ months of actual Service [must be less than one (1) Year].

                  8. 1 Expected Year of Service. May enter after __________ months of actual Service [must be less than one (1) Year].

                  9. Completion of ___________ Hours of Service within the ___________ month(s) time period following an Employee's commencement of employment.

                  NO MORE THAN 83 1/3 HOURS OF SERVICE MAY BE REQUIRED DURING EACH SUCH MONTH; PROVIDED, HOWEVER, THAT THE EMPLOYEE SHALL BECOME A PARTICIPANT NO LATER THAN UPON THE COMPLETION OF 1,000 HOURS OF SERVICE WITHIN AN ELIGIBILITY COMPUTATION PERIOD AND THE ATTAINMENT OF THE MINIMUM AGE REQUIREMENT.

                  THE MAXIMUM SERVICE REQUIREMENT FOR ELECTIVE DEFERRALS IS 1 YEAR. FOR ALL OTHER CONTRIBUTIONS, THE MAXIMUM IS 2 YEARS. IF A SERVICE REQUIREMENT GREATER THAN 1 YEAR IS SELECTED, PARTICIPANTS MUST BE 100% VESTED IN THAT CONTRIBUTION.

                  A Year of Service for eligibility purposes is defined as follows (choose one):

                  DO NOT ENTER THIS DEFINITION IN THE TABLE ABOVE.

         [ ]      10.      Not applicable. There is no Service requirement.

         [X]      11.      Not applicable. The Plan is using Expected Year of
                           Service or has a Service requirement of less than one
                           (1) year.

         [ ]      12.      Hours of Service method. A Year of Service will be
                           credited upon completion of ____________ Hours of Service. A Year of Service for eligibility purposes may not be less than 1 Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.

         [ ]      13.      Elapsed Time method.

         C.       EMPLOYEE CLASS EXCLUSIONS:

                  1. Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if benefits were the subject of good faith bargaining and if two percent or less of the Employees are covered pursuant to the agreement are professionals as defined in
                           Section 1.410(b)-9 of the Regulations. For this purpose, the term "employee representative" does not include any organization more than half of whose members are owners, officers, or executives of the Employer.

                  2. Employees who are non-resident aliens [within the meaning of Code Section 7701(b)(1)(B)] who receive no Earned Income [within the meaning of Code Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Code Section 861(a)(3)].

                  3.       Employees compensated on an hourly basis.

                  4.       Employees compensated on a salaried basis.

                  5.       Employees compensated on a commission basis.

                  6.       Leased Employees.

                  7.       Highly Compensated Employees.

                  8. The Plan shall exclude from participation any nondiscriminatory classification of Employees determined as follows: ______________________________
                           _____________________________________________________

         D. ELIGIBILITY COMPUTATION PERIOD: The initial Eligibility Computation Period shall commence on the date on which an Employee first performs an Hour of Service and the first anniversary thereof. Each subsequent Computation Period shall commence on:

                  1. Not applicable. The Plan has a Service requirement of less than one (1) year or uses the Elapsed Time method to determine eligibility.

                  2. The anniversary of the Employee's employment commencement date and each subsequent 12-consecutive month period thereafter.

                  3. The first day of the Plan Year which commences prior to the first anniversary date of the Employee's employment commencement date and each subsequent Plan Year thereafter.

         E.       ENTRY DATE OPTIONS:

                  1. The first day of the month coinciding with or next following the date on which an Employee meets the eligibility requirements.

                  2. The first day of the payroll period coinciding with or next following the date on which an Employee meets the eligibility requirements.

                  3. The earlier of the first day of the Plan Year, or the first day of the fourth, seventh or tenth month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

                  4. The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

                  5. The first day of the Plan Year following the date on which the Employee meets the eligibility requirements. If this election is made, the Service waiting period cannot be greater than one-half year and the minimum age requirement may not be greater than age 20 1/2.

                  6. The first day of the Plan Year nearest the date on which an Employee meets the eligibility requirements. THIS OPTION CAN ONLY BE SELECTED FOR EMPLOYER RELATED CONTRIBUTIONS.

                  7. The first day of the Plan Year during which the Employee meets the eligibility requirements. THIS OPTION CAN ONLY BE SELECTED FOR EMPLOYER RELATED CONTRIBUTIONS.

                  8.       The Employee's date of hire.

                  ** The first day of the second payroll period coinciding with or next following the date on which an employee meets the eligibility requirements.

         F.      EMPLOYEES ON EFFECTIVE DATE:

         [X]      1.       All Employees will be required to satisfy both the
                           age and Service requirements specified above.

         [ ]      2.       Employees employed on the Plan's Effective Date do
                           not have to satisfy the age requirement specified above.

         [ ]      3.       Employees employed on the Plan's Effective Date do
                           not have to satisfy the Service requirement specified above.

         G.       SPECIAL WAIVER OF ELIGIBILITY REQUIREMENTS:

                  The age and/or Service eligibility requirements specified above shall be waived for those eligible Employees who are employed on the following date for the contribution type(s) specified. This waiver applies to either the age or service requirement or both as elected below:


                                       WAIVER OF AGE      WAIVER OF SERVICE
                  WAIVER DATE          REQUIREMENT        REQUIREMENT             CONTRIBUTION TYPE
                  -------------------- ------------------ ----------------------- ---------------------------------------
                                                                                  All Contributions
                                                                                  Elective Deferrals
                                                                                  Employer Discretionary
                                                                                  Non-Safe Harbor Match Formula 1
                                                                                  Safe Harbor Contribution
                                                                                  QNEC
                                                                                  QMAC
                                                                                  Non-Safe Harbor Match Formula 2

V.       RETIREMENT AGES

         A.       NORMAL RETIREMENT:

         [X]      1.       Normal Retirement Age shall be age 65 (not to exceed
                           65).

         [ ]      2.       Normal Retirement Age shall be the later of attaining
                           age ________ (not to exceed age 65) or the ________
                           (not to exceed the fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

                  3.       The Normal Retirement Date shall be:

                  [X]      a.       as of the date the Participant attains
                                    Normal Retirement Age.

                  [ ]      b.       the first day of the month next following
                                    the Participant's attainment of Normal
                                    Retirement Age.

         B.       EARLY RETIREMENT:

         [X]      1.       Not applicable.

         [ ]      2.       The Plan shall have an Early Retirement Age of
                           ________ (not less than age 55) and completion of
                           ________ Years of Service.

                  3.       The Early Retirement Date shall be:

                  [ ]      a.       as of the date the Participant attains Early
                                    Retirement Age.

                  [ ]      b.       the first day of the month next following
                                    the Participant's attainment of Early
                                    Retirement Age.


VI.      EMPLOYEE CONTRIBUTIONS

         A.       ELECTIVE DEFERRALS:

         [X]      1.       Up to 75%.

         [ ]      2.       Participants shall be permitted to make Elective
                           Deferrals in any amount from a minimum of _______% to a maximum of _______% of their Compensation not to exceed $_________.

         [ ]      3.       Participants shall be permitted to make Elective
                           Deferrals in a flat dollar amount from a minimum of $______________ to a maximum of $_____________, not to exceed ______% of their Compensation.

         [ ]      4.       Up to the maximum percentage of Compensation and
                           dollar amount permissible under Section 402(g) of the Internal Revenue Code not to exceed the limits of Code Sections 401(k), 404 and 415.

         B.       BONUS OPTION:

         [ ]      1.       Not applicable.

         [X]      2.       Bonuses paid by the Employer ARE included in the
                           definition of Compensation and the Employer permits a Participant to amend their deferral election to defer to the Plan, an amount not to exceed 100% or $_________ of any bonus received by the Participant for any Plan Year.

         C. AUTOMATIC ENROLLMENT: The Employer elects the automatic enrollment provisions as follows:

         [X]      1.       NEW EMPLOYEES. Employees who have not met the
                           eligibility requirements shall have Elective
                           Deferrals withheld in the amount of 2% of Compensation or $________ of Compensation upon entering the Plan.

         [ ]      2.       CURRENT PARTICIPANTS. Current Participants who are
                           deferring at a percentage less than the amount selected herein shall have Elective Deferrals withheld in the amount of ________% of Compensation or $________ of Compensation.

         [ ]      3.       CURRENT EMPLOYEES. Employees who are eligible to
                           participate but not deferring shall have Elective
                           Deferrals withheld in the amount of ______ % of Compensation or $_________ of Compensation.

                  Employees and Participants shall have the right to amend the stated automatic Elective Deferral percentage or receive cash in lieu of deferral into the Plan.

         D.       VOLUNTARY AFTER-TAX CONTRIBUTIONS:

         [X]      1.       The Plan does not permit Voluntary After-tax
                           Contributions.

         [ ]      2.       Participants may make Voluntary After-tax
                           Contributions in any amount from a minimum of ________% to a maximum of ______% of their Compensation or a flat dollar amount from a minimum of $____________ to a maximum of $______________.

                  IF RECHARACTERIZATION OF ELECTIVE DEFERRALS HAS BEEN ELECTED AT SECTION XII(D) IN THIS ADOPTION AGREEMENT, VOLUNTARY AFTER-TAX CONTRIBUTIONS MUST BE PERMITTED IN THE PLAN BY COMPLETING THE SECTION ABOVE.

         E.       REQUIRED AFTER-TAX CONTRIBUTIONS (THRIFT SAVINGS PLANS ONLY):

         [X]      1.       The Plan does not permit Required After-tax
                           Contributions.

         [ ]      2.       Participants shall be required to make Required
                           After-tax Contributions as follows:

                  [ ]      a.       ________% of Compensation.

                  [ ]      b.       A percentage determined by the Employee.

         F.       ROLLOVER CONTRIBUTIONS:

         [ ]      1.       The Plan does not accept Rollover Contributions.

         [ ]      2.       Participants may make Rollover Contributions after
                           meeting the eligibility requirements for participation in the Plan.

         [X]      3.       Employees may make Rollover Contributions prior to
                           meeting the eligibility requirements for participation in the Plan.

         G.       ELECTIVE PLAN TO PLAN TRANSFER CONTRIBUTIONS:

         [ ]      1.       The Plan does not accept Transfer Contributions.

         [ ]      2.       Participants may make Transfer Contributions after
                           meeting the eligibility requirements for participation in the Plan.

         [X]      3.       Employees may make Transfer Contributions prior to
                           meeting the eligibility requirements for participation in the Plan.

         H.       CHANGES TO ELECTIVE DEFERRALS:

                  Participants shall be permitted to terminate their Elective Deferrals at any time upon proper and timely notice to the Employer. Modifications to Participants' Elective Deferrals will become effective on a prospective basis as provided for below:

         [ ]      1.       On a daily basis.

         [ ]      2.       Upon _____ (not to exceed 90) days notice to the Plan
                           Administrator.

         [ ]      3.       On the first day of each quarter.

         [ ]      4.       On the first day of the next month.

         [X]      5.       The beginning of the next payroll period.

         I.       REINSTATEMENT OF ELECTIVE DEFERRALS:

                  Participants who terminate their Elective Deferrals shall be permitted to reinstate their Elective Deferrals on a prospective basis as provided for below:

         [ ]      1.       On a daily basis.

         [ ]      2.       Upon _____ (not to exceed 90) days notice to the Plan
                           Administrator.

         [ ]      3.       On the first day of each quarter.

         [ ]      4.       On the first day of the next month.

         [X]      5.       The beginning of the next payroll period.


VII.     SAFE HARBOR PLAN PROVISIONS

[ ] The Employer elects to comply with the Safe Harbor Cash or Deferred Arrangement provisions of Article XI of Basic Plan Document #01 and elects one of the following contribution formulas:

A.       SAFE HARBOR TESTS:

         [ ]      1.       Only the ADP and not the ACP Test Safe Harbor
                           provisions are applicable.

         [ ]      2.       Both the ADP and ACP Test Safe Harbor provisions are
                           applicable. If both ADP and ACP provisions are applicable:

                  [ ]      a.       No additional Matching Contributions will be
                                    made in any Plan Year in which the Safe
                                    Harbor provisions are used.

                  [ ]      b.       The Employer may make Matching Contributions
                                    in addition to any Safe Harbor Matching
                                    Contributions elected below. (Complete
                                    provisions in Article VIII regarding
                                    Matching Contributions that will be made in addition to those Safe Harbor Matching
                                    Contributions made below.)

[ ]      B.       DESIGNATION OF ALTERNATE PLAN TO RECEIVE SAFE HARBOR
                  CONTRIBUTION:

                  If the Safe Harbor Contribution as elected below is not being made to this Plan, the name of the other plan that will receive the Safe Harbor Contribution is: _____________________
                  ______________________________________________________________

[ ]      C.       BASIC MATCHING CONTRIBUTION FORMULA:

                  Matching Contributions will be made on behalf of Participants in an amount equal to 100% of the amount of the Eligible Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation and 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but that do not exceed 5% of the Participant's Compensation.

[ ]      D.       ENHANCED MATCHING CONTRIBUTION FORMULA:

                  Matching Contributions will be made in an amount equal to the sum of:

         [ ]      1.       _________% (may not be less than 100%) of the
                           Participant's Elective Deferrals that do not exceed
                           _________% (if more than 6% or if left blank, the ACP
                           Test will apply) of the Participant's Compensation, plus

         [ ]      2.       _________% of the Participant's Elective Deferrals
                           that exceed _________% of the Participant's
                           Compensation but do not exceed _________% (if more than 6% or if left blank the ACP Test will apply) of the Participant's Compensation.

                  This section must be completed so that at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution received if the Employer used the Basic Matching Contribution Formula. The rate of match cannot increase as Elective Deferrals increase. If an additional discretionary match is made, the dollar amount may not exceed 4% of the Participant's Compensation.

[ ]      E.       GUARANTEED NON-ELECTIVE CONTRIBUTION FORMULA:

                  The Employer shall make a Non-Elective Contribution equal to _________% (not less than 3%) of the Compensation of each Eligible Participant.

[ ]      F.       FLEXIBLE NON-ELECTIVE CONTRIBUTION FORMULA:

                  This provision provides the Employer with the ability to amend the Plan to comply with the Safe Harbor provisions during the Plan Year. To provide such option, the Employer must amend the Plan and indicate on Schedule D that the Safe Harbor Non-Elective Contribution (not less than 3%) will be made for the specified Plan Year. Such election must comply with all the applicable notice requirements.

                  ADDITIONAL NON-SAFE HARBOR CONTRIBUTIONS MAY BE MADE TO THE PLAN PURSUANT TO ARTICLE XI OF BASIC PLAN DOCUMENT #01.

[ ]      G.       LIMITATIONS ON SAFE HARBOR MATCHING CONTRIBUTIONS:

                  If a Safe Harbor Matching Contribution is made to the Plan:

         [ ]      1.       The Employer will annualize the Safe Harbor Matching
                           Contributions.

         [ ]      2.       The Employer will not annualize the Safe Harbor
                           Matching Contributions and elects to match actual
                           Elective Deferrals made:

                  [ ]      a.       on a  payroll basis.

                  [ ]      b.       on a monthly basis.

                  [ ]      c.       on a Plan Year quarterly basis.

                           If no election is made, the payroll period method will be used. If one of the Matching Contribution calculation periods at Section VII(G)(2) above is selected Matching Contributions must be deposited to the Plan not later than the last day of the calendar quarter next following the quarter following to which they relate.

         IF THE SAFE HARBOR PLAN PROVISIONS ARE ELECTED, THE ANTIDISCRIMINATION TESTS AT ARTICLE XI OF THE BASIC PLAN DOCUMENT #01 ARE NOT APPLICABLE. SAFE HARBOR CONTRIBUTIONS MADE ARE SUBJECT TO THE WITHDRAWAL RESTRICTIONS OF CODE SECTION 401(k)(2)(B) AND TREASURY REGULATIONS
         SECTION 1.401(k)-1(d); SUCH CONTRIBUTIONS (AND EARNINGS THEREON) MUST NOT BE DISTRIBUTABLE EARLIER THAN SEPARATION FROM SERVICE, DEATH, DISABILITY, AN EVENT DESCRIBED IN CODE SECTION 401(k)(10), OR IN THE CASE OF A PROFIT-SHARING OR STOCK BONUS PLAN, THE ATTAINMENT OF AGE 59 1/2. SAFE HARBOR CONTRIBUTIONS ARE NOT AVAILABLE FOR HARDSHIP WITHDRAWALS.

         THE ACP TEST SAFE HARBOR IS AUTOMATICALLY SATISFIED IF THE ONLY MATCHING CONTRIBUTION TO THE PLAN IS EITHER A BASIC MATCHING CONTRIBUTION OR AN ENHANCED MATCHING CONTRIBUTION THAT DOES NOT PROVIDE A MATCH ON ELECTIVE DEFERRALS IN EXCESS OF 6% OF COMPENSATION. FOR PLANS THAT ALLOW VOLUNTARY OR REQUIRED AFTER-TAX CONTRIBUTIONS, THE ACP TEST IS APPLICABLE WITH REGARD TO SUCH CONTRIBUTIONS.

         EMPLOYEES ELIGIBLE TO MAKE ELECTIVE DEFERRALS TO THIS PLAN MUST BE ELIGIBLE TO RECEIVE THE SAFE HARBOR CONTRIBUTION IN THE PLAN LISTED ABOVE, TO THE EXTENT REQUIRED BY IRS NOTICES 98-2 AND 2000-3.

VIII.    EMPLOYER CONTRIBUTIONS

         The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X. For this purpose, a contribution for a Plan Year shall be limited by Compensation earned in the Limitation Year which ends with or within such Plan Year.

         Do not complete this Section of the Adoption Agreement if the Plan only offers a Safe Harbor Contribution. A Plan that offers both a Safe Harbor Matching Contribution as well as an additional Matching Contribution which is specified below, must complete both Sections VII and VIII of the Adoption Agreement.

         A.       MATCHING EMPLOYER CONTRIBUTION:

                  Select the Matching Contribution Formula, Computation Period and special Limitations for each contribution type from the options listed below. Enter the letter of the option(s) selected on the lines provided. Leave the line blank if no election is required.

                                 NON-SAFE                                    NON-SAFE
                                 HABOR           MATCHING                    HARBOR       MATCHING
                TYPE OF          MATCHING        COMPUTATION                 MATCHING     COMPUTATION
                CONTRIBUTION     FORMULA 1       PERIOD        LIMITATIONS   FORMULA 2    PERIOD         LIMITATIONS
                ---------------  --------------  ------------  ------------  -----------  -------------  -------------
                Elective               C              G             A
                Deferrals

                Voluntary
                After-tax

                Required
                After-tax

                403(b)
                Deferrals

                  If any election is made with respect to "403(b) Deferrals" above, and if this Plan is used to fund any Employer Contributions, Employer Contributions will be based on the Elective Deferrals made to an existing 403(b) plan sponsored by the Employer.

                 Name of corresponding 403(b) plan: ____________________________

                  1.       MATCHING CONTRIBUTION FORMULAS:

                           ELECTIVE DEFERRAL MATCHING CONTRIBUTION FORMULAS:

                           a. PERCENTAGE OF DEFERRAL MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to _________% of the Participant's Elective Deferrals up to a maximum of _________% or $_________ of Compensation.

                           b. UNIFORM DOLLAR MATCH: The Employer shall contribute to each eligible Participant's account $________ if the Participant who contributes at least ________% or $__________ of Compensation. The Employer's contribution will be made up to a maximum of _____% of Compensation.

                           c. DISCRETIONARY MATCH: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer. If this Plan is also utilizing a Safe Harbor Contribution, pursuant to Section VII of this Adoption Agreement, Discretionary Matching
                                    Contributions may not exceed 4% of
                                    Compensation.

                           d. TIERED MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to:

                                    ________% of the first ________% of the
                                    Participant's Compensation contributed, and

                                    ________% of the next ________% of the
                                    Participant's Compensation contributed, and

                                    ________% of the next ________% of the
                                    Participant's Compensation contributed.

                                    The Employer's contribution will be made up to the [ ] greater of [ ] lesser of _________% of Compensation, or $__________.

                                    THE PERCENTAGES SPECIFIED ABOVE MAY NOT
                                    INCREASE AS THE PERCENTAGE OF PARTICIPANT'S
                                    CONTRIBUTION INCREASES.

                           e. PERCENTAGE OF COMPENSATION MATCH: The Employer shall contribute to each eligible Participant's account ________% of Compensation if the eligible Participant contributes at least ________% of Compensation.

                                    The Employer's contribution will be made up to the [ ] greater of [ ] lesser of _________% of Compensation, or $__________.

                           f. PROPORTIONATE COMPENSATION MATCH: The Employer shall contribute to each eligible Participant who defers at least ________% of Compensation, an amount determined by multiplying such Employer Matching Contribution by a fraction, the numerator of which is the Participant's Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation.

                                    The Employer's contribution will be made up to the [ ] greater of [ ] lesser of _________% of Compensation, or $__________.

                           g. LENGTH OF SERVICE MATCH: The Employer shall make Matching Contributions equal to the formula determined under the following schedule:

                                    Participant's Total     Matching
                                    Years of Service        Contribution Formula
                                    ----------------        --------------------

                                    ----------              --------------------

                                    ----------              --------------------

                                    ----------              --------------------

                                    EACH SEPARATE MATCHING PERCENTAGE
                                    CONTRIBUTION MUST SATISFY CODE SECTION
                                    401(a)(4) NONDISCRIMINATION REQUIREMENTS AND
                                    THE ACP TEST.

                           VOLUNTARY AFTER-TAX MATCHING CONTRIBUTION FORMULAS:

                           h. PERCENTAGE OF DEFERRAL MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to ______% of the Participant's Voluntary After-tax Contributions up to a maximum of ______% or $__________ of Compensation.

                           i. UNIFORM DOLLAR MATCH: The Employer shall contribute to each eligible Participant's account $________ if the Participant at contributes least ________% or $________ of Compensation. The Employer's contribution will be made up to a maximum of _____% of Compensation.

                           j. DISCRETIONARY MATCH: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching

                                    Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

                           REQUIRED AFTER-TAX MATCHING CONTRIBUTION FORMULAS:

                           k. PERCENTAGE OF DEFERRAL MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to ________% of the Participant's Required After-tax Contributions up to a maximum of ________% or $__________ of Compensation.

                           l. UNIFORM DOLLAR MATCH: The Employer shall contribute to each eligible Participant's account $________ if the Participant contributes at least _______% or $__________ of Compensation. The Employer's contribution will be made up to a maximum of ______% of Compensation.

                           m. DISCRETIONARY MATCH: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

                           IF THE MATCHING CONTRIBUTION FORMULA SELECTED BY THE EMPLOYER IS 100% VESTED AND MAY NOT BE DISTRIBUTED TO THE PARTICIPANT BEFORE THE EARLIER OF THE DATE THE PARTICIPANT SEPARATES FROM SERVICE, RETIRES, BECOMES DISABLED, ATTAINS 59 1/2, OR DIES, IT MAY BE TREATED AS A QUALIFIED MATCHING CONTRIBUTION.

                           403(b) MATCHING CONTRIBUTION FORMULAS:

                           n. PERCENTAGE OF DEFERRAL MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to ________% of the Participant's 403(b) Deferrals up to a maximum of ________% or $__________ of Compensation.

                           o. UNIFORM DOLLAR MATCH: The Employer shall contribute to each eligible Participant's account $________ if the Participant contributes at least ______% or $___________ of Compensation. The Employer's contribution will be made up to a maximum of ______% of Compensation.

                           p. DISCRETIONARY MATCH: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

                  2. MATCHING CONTRIBUTION COMPUTATION PERIOD: The Compensation or any dollar limitation imposed in calculating the match will be based on the period selected below. Matching Contributions will be calculated on the following basis:

                           a.       Weekly               e.       Quarterly

                           b.       Bi-weekly            f.       Semi-annually

                           c.       Semi-monthly         g.       Annually

                           d.       Monthly              h.       Payroll Based

                           The calculation of Matching Contributions based on the Computation Period selected above has no applicability as to when the Employer remits Matching Contributions to the Trust.

                  3.       LIMITATIONS ON MATCHING FORMULAS:

                           a. ANNUALIZATION OF MATCHING CONTRIBUTIONS. The Employer elects to annualize Matching Contributions made to the Plan.

                                    IF THIS ELECTION IS NOT MADE, MATCHING
                                    CONTRIBUTIONS WILL NOT BE ANNUALIZED.

                           b. CONTRIBUTIONS TO PARTICIPANTS WHO ARE NOT HIGHLY COMPENSATED EMPLOYEES: Contribution of the Employer's Matching Contribution will be made only to eligible Participants who are Non-Highly Compensated Employees.

                           c. DEFERRALS WITHDRAWN PRIOR TO THE END OF THE MATCHING COMPUTATION PERIOD: Matching Contributions (whether or not Qualified) will not be made on Employee contributions withdrawn prior to the end of the [ ] Matching Computation Period, or [ ] Plan Year.

                                    If elected [ ], this requirement shall apply in the event of a withdrawal occurring as the result of a termination of employment for reasons of retirement, Disability or death.

                  4.       QUALIFIED MATCHING CONTRIBUTIONS (QMAC):

                  [ ]      a.       For purposes of the ADP or ACP Test, all
                                    Matching Contributions made to the Plan will be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage and/or Actual Contribution Percentage. All
                                    Matching Contributions must be fully vested when made and are not available for in-service withdrawal.

                  [ ]      b.       For purposes of the ADP or ACP Test, only
                                    Matching Contributions made to the Plan that are needed to meet the Actual Deferral
                                    Percentage or Actual Contribution Percentage
                                    Test will be deemed "Qualified" for purposes of calculating the Actual Deferral
                                    Percentage and/or Actual Contribution
                                    Percentage. All such Matching Contributions used must be fully vested when made and are not available for in-service withdrawal.

                  5.       QUALIFIED NON-ELECTIVE CONTRIBUTIONS (QNEC):

                  [ ]      a.       For purposes of the ADP or ACP Test, all
                                    Non-Elective Contributions made to the Plan will be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage and/or Actual Contribution Percentage. All
                                    Non-Elective Contributions must be fully vested when made and are not available for in-service withdrawal.

                  [X]      b.       For purposes of the ADP or ACP Test, only
                                    the Non-Elective Contributions made to the Plan that are needed to meet the Actual
                                    Deferral Percentage or Actual Contribution
                                    Percentage Test will be deemed "Qualified" for purposes of calculating the Actual
                                    Deferral Percentage and/or Actual
                                    Contribution Percentage. All such
                                    Non-Elective Contributions used must be
                                    fully vested when made and are not available for in-service withdrawal.

         B. QUALIFIED MATCHING (QMAC) AND QUALIFIED NON-ELECTIVE (QNEC) EMPLOYER CONTRIBUTION FORMULAS:

         [ ]      1.       QMAC CONTRIBUTION FORMULA: The Employer may
                           contribute to each eligible Participant's Qualified
                           Matching account an amount equal to (select one or more of the following):

                  [ ]      a.       $________ or _______% of the Participant's
                                    Elective Deferrals.

                  [ ]      b.       $________ or _______% of the Participant's
                                    Voluntary After-tax Contributions.

                  [ ]      c.       $________ or _______% of the Participant's
                                    Required After-tax Contributions.

         [ ]      2.       DISCRETIONARY QMAC CONTRIBUTION FORMULA: The Employer
                           shall have the right to make a discretionary QMAC contribution. The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year's eligible Participants. This part of the Employer's contribution shall be fully vested when made.

         [ ]      3.       DISCRETIONARY PERCENTAGE QNEC CONTRIBUTION FORMULA:
                           The Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible Participant's account in proportion to his or her Compensation as a percentage of the Compensation of all eligible Participants. This part of the Employer's contribution shall be fully vested when made. This contribution will be made to:

                  [ ]      a.       All eligible Participants.

                  [ ]      b.       Only eligible Participants who are
                                    Non-Highly Compensated Employees.

         [ ]      4.       DISCRETIONARY UNIFORM DOLLAR QNEC CONTRIBUTION
                           FORMULA: The Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible Participant's account in a uniform dollar amount to be determined by the Employer and allocated in a nondiscriminatory manner.
                           This part of the Employer's contribution shall be fully vested when made and not available for in-service withdrawal. This contribution will be made to:

                  [ ]      a.       All eligible Participants.

                  [ ]      b.       Only eligible Participants who are
                                    Non-Highly Compensated Employees.

         [X]      5.       CORRECTIVE QNEC CONTRIBUTION FORMULA: The Employer
                           shall have the right to make a QNEC contribution in the amount necessary to pass the ADP/ACP Test or the maximum permitted under Code Section 415. This contribution will be allocated to some or all Non-Highly Compensated Participants designated by the Plan Administrator. The allocation will be the lesser of the amount required to pass the ADP/ACP Test, or the maximum permitted under Code Section 415 and is not available for in-service withdrawal. This part of the Employer's contribution shall be fully vested when made.

[X]      C.       DISCRETIONARY EMPLOYER CONTRIBUTION - NON-INTEGRATED FORMULA:
                  The Employer shall have the right to make a discretionary contribution. The Employer's contribution for the Plan Year shall be made to the accounts of eligible Participants as follows:

         [ ]      1.       Such contribution shall be allocated as a percentage
                           of the Employer's Net Profits.

         [X]      2.       Such contribution shall be allocated as a percentage
                           of Compensation of eligible Participants for the Plan
                           Year.

         [ ]      3.       Such contribution shall be allocated in an amount
                           fixed by an appropriate action of the Employer as of the time prescribed by law.

         [ ]      4.       Such contribution shall be allocated equally in a
                           uniform dollar amount to each eligible Participant.

         [ ]      5.       Such contribution shall be allocated in the same
                           dollar amount to each eligible Participant per Hour of Service the Participant is entitled to Compensation.

[ ]      D.       DISCRETIONARY EMPLOYER CONTRIBUTION - EXCESS INTEGRATED
                  ALLOCATION FORMULA: The Employer shall have the right to make a discretionary contribution. The Employer's contribution for the Plan Year shall be allocated to the accounts of eligible
                  Participants as follows:

                  ONLY ONE PLAN MAINTAINED BY THE EMPLOYER MAY BE INTEGRATED WITH SOCIAL SECURITY. ANY PLAN UTILIZING A SAFE HARBOR FORMULA PROVIDED IN SECTION VII OF THIS ADOPTION AGREEMENT MAY NOT APPLY THE SAFE HARBOR CONTRIBUTION TO THE INTEGRATED ALLOCATION FORMULA. IF THE PLAN IS NOT TOP-HEAVY OR IF THE TOP-HEAVY MINIMUM CONTRIBUTION OR BENEFIT IS PROVIDED UNDER ANOTHER PLAN COVERING THE SAME EMPLOYEES, PARAGRAPHS (1) AND
                  (2) BELOW MAY BE DISREGARDED AND 5.7%, 5.4% OR 4.3% MAY BE SUBSTITUTED FOR 2.7%, 2.4% OR 1.3% WHERE IT APPEARS IN PARAGRAPH (3) BELOW.

                  1. Step One: To the extent contributions are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

                  2. Step Two: Any remaining Employer contributions will be allocated up to a maximum of 3% of excess Compensation of all Participants to Participants who have Compensation in excess of the Integration Level (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess Compensation bears to the excess

                           Compensation of all Participants. If Employer contributions are insufficient to fund to this level, the Employer must determine the uniform allocation percentage to allocate to those Participants who have Compensation in excess of the Integration Level. To determine this uniform allocation percentage, the Employer must take the remaining contribution and divide that amount by the total excess Compensation of Participants.

                  3. Step Three: Any remaining Employer contributions will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation step. If the Integration Level defined at Section III(E) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%. If Employer contributions are insufficient to fund to this level, the Employer must determine the uniform allocation percentage to allocate to those Participants who have Compensation up to the Integration Level and excess Compensation. To determine this uniform allocation percentage, the Employer must take the remaining contribution and divide that amount by the total Compensation including excess Compensation of Participants.

                  4. Step Four: Any remaining Employer contributions will be allocated to all Participants in the ratio that each Participant's Compensation bears to all Participants' Compensation.

[ ]      E.       DISCRETIONARY EMPLOYER CONTRIBUTION - BASE INTEGRATED
                  ALLOCATION FORMULA: The Employer shall have the right to make a discretionary contribution. To the extent that such contributions are sufficient, they shall be allocated as follows:

                  ________% of each eligible Participant's Compensation, plus

                  ________% of Compensation in excess of the Integration Level defined at Section III(E) hereof.

                  The percentage of excess Compensation may not exceed the lesser of (i) the amount first specified in this paragraph or
                  (ii) the greater of 5.7% or the percentage rate of tax under Code Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age (OA) portion of the OASDI provisions of the Social Security Act. If the Employer specifies an Integration Level in Section III(E) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted. If the Plan's Integration Level is greater than the larger of $10,000 or 20% of the SSTWB but not more than 80% of the SSTWB, the excess percentage is 4.3%. If the Plan's Integration Level is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

                  ONLY ONE PLAN MAINTAINED BY THE EMPLOYER MAY BE INTEGRATED WITH SOCIAL SECURITY. ANY PLAN UTILIZING A SAFE HARBOR FORMULA AS PROVIDED IN SECTION VII OF THIS ADOPTION AGREEMENT MAY NOT APPLY THE SAFE HARBOR CONTRIBUTIONS TO THE INTEGRATED ALLOCATION FORMULA.

[ ]      F.       UNIFORM POINTS ALLOCATION FORMULA: The allocation for each eligible Participant will be determined by a uniform points method. Each eligible Participant's allocation shall bear the same relationship to the Employer contribution as the Participant's total points bears to all points awarded. Each eligible Participant will receive _____ points for each of the following:

         [ ]      1.       _____ year(s) of age.

         [ ]      2.       _____ Year(s) of Service determined:

                  [ ]      a.       In the same manner as determined for
                                    eligibility.

                  [ ]      b.       In the same manner as determined for
                                    vesting.

                  [ ]      c.       Points will not be awarded with respect to
                                    Year(s) of Service in excess of _____.

         [ ]      3.       $_________ (not to exceed $200) of Compensation.

[ ]      G.       ADDITIONAL ADOPTING EMPLOYERS:

         [ ]      1.       All participating Employers' contributions under
                           Section VIII entitled "Employer Contributions" above and forfeitures, if applicable, attributable to each specific contribution source shall be pooled together and allocated uniformly among all eligible
                           Participants.

         [ ]      2.       Each participating Employer's contribution under
                           Section VIII above and forfeitures attributable to each specific contribution source made by such Employer shall be allocated only to eligible
                           Participants of the participating Employer.

                  WHERE CONTRIBUTIONS AND FORFEITURES ARE TO BE ALLOCATED TO ELIGIBLE PARTICIPANTS BY PARTICIPATING EMPLOYERS, EACH SUCH EMPLOYER MUST MAINTAIN DATA DEMONSTRATING THAT THE ALLOCATIONS BY GROUP SATISFY THE NONDISCRIMINATION RULES UNDER CODE
                  SECTION 401(a)(4).

[X]      H.       MINIMUM EMPLOYER CONTRIBUTION FORMULA UNDER TOP-HEAVY PLANS:

                  For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions (excluding Elective Deferrals and/or Matching Contributions) allocated to non-Key Employees shall not be less than the amount required under the Basic Plan Document #01. The eligibility of a Participant to receive Top-Heavy Contributions mirrors the eligibility for any contribution with the earliest Entry Date. Top-Heavy minimums will be allocated to:

         [ ]      1.       all eligible Participants.

         [X]      2.       only eligible non-Key Employees who are Participants.


IX.      ALLOCATIONS TO PARTICIPANTS

         A.       THIS IS A SAFE HARBOR PLAN:

         [ ] Employer Non-Elective and/or Matching Contributions will be made to all Employees who have satisfied the Safe Harbor eligibility requirements.

         B.       ALLOCATION ACCRUAL REQUIREMENTS:

                  A Year of Service for eligibility to receive an allocation of Employer contributions will be determined on the basis of the:

         [ ]      1.       Elapsed Time method.

         [X]      2.       Hours of Service method. A Year of Service will be
                           credited upon completion of the requirements below. A
                           Year of Service for allocation accrual purposes cannot be less than 1 Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours. ENTER WHOLE DIGIT
                           NUMBERS ONLY.

                           a.       Active Participants:

                           CONTRIBUTION TYPE                       HOURS OF SERVICE REQUIREMENT
                           ------------------------------------    ---------------------------------------
                           All contributions                       1
                           Non-Safe Harbor Match Formula 1
                           Employer Discretionary
                           QNECs
                           QMACs
                           Non-Safe Harbor Match Formula 2

                           b.       Terminated Participants:

                           CONTRIBUTION TYPE                       HOURS OF SERVICE REQUIREMENT
                           ------------------------------------    ---------------------------------------
                           All contributions
                           Non-Safe Harbor Match Formula 1
                           Employer Discretionary
                           QNECs
                           QMACs
                           Non-Safe Harbor Match Formula 2

         C.       ALLOCATION OF CONTRIBUTIONS TO PARTICIPANTS:

                  Employer contributions for a Plan Year will be allocated to all Participants who have met the allocation accrual requirements at Section IX(B) above and who have met the following allocation accrual requirements (check all applicable boxes):

                                                            Match      Match
                                                            Formula 1  Formula 2    QNEC       QMAC       Discretionary
                                                            ---------  ---------    ----       ----       -------------
                  1.  For Plans using the Elapsed Time
                      method, contributions will be
                      allocated to terminated Participants
                      who have completed __________
                      (not more than 12) months of Service    [ ]        [ ]          [ ]        [ ]           [ ]

                  2.  Employed on the last day
                      of the Plan Year                        [X]        [ ]          [ ]        [ ]           [X]

                  3.  The Hours of Service or Period of
                      Service requirement in the Plan
                      Year of termination is waived due to:

                      a.   Retirement                         [X]        [ ]          [X]        [ ]           [X]

                      b.   Disability                         [X]        [ ]          [X]        [ ]           [X]

                      c.   Death                              [X]        [ ]          [X]        [ ]           [X]

                      d.   Other                              [ ]        [ ]          [ ]        [ ]           [ ]

                                                              *
                           -----------------------------------

                      e.   No last day of the Plan Year
                           requirement in Plan Year of
                           any of the above events            [X]        [ ]          [X]        [ ]           [X]

                  *   The event designated by the Employer may be applied to all Participants in a nondiscriminatory manner.

[ ]      D.       CONTRIBUTIONS TO DISABLED PARTICIPANTS:

                  The Employer will make contributions on behalf of a Participant who is permanently and totally disabled. These contributions will be based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee. These contributions will be 100% vested when made.

X.       DISPOSITION OF FORFEITURES

[ ]      A.       NOT APPLICABLE.  All contributions are fully vested.

                  If (A) is selected, do not complete (B) or (C) below.

         B.       FORFEITURE ALLOCATION ALTERNATIVES:

                  Select the method in which forfeitures associated with the contribution type will be allocated (number each item in order of use).

                                                                              Employer Contribution Type
                                                                              --------------------------
                                                                       All Non-Safe Harbor       All Other
                  Disposition Method                                   Matching Contributions    Contributions
                  ------------------                                   ----------------------    -------------

                  1.  Restoration of Participant's forfeitures.
                                                                           ---------------       ------------------

                  2.  Used to reduce the Employer's
                      contribution under the Plan.                                               1
                                                                           ---------------       ------------------

                  3.  Used to reduce the Employer's
                      Matching Contribution.                               1
                                                                           ---------------       ------------------

                  4.  Used to offset Plan expenses.                        2                     2
                                                                           ---------------       ------------------

                  5.  Added to the Employer's contribution
                      (other than Matching) under the Plan.
                                                                           ---------------       ------------------

                  6.  Added to the Employer's Matching
                      Contribution under the Plan.
                                                                           ---------------       ------------------

                  7.  Allocate to all Participants
                      eligible to share in the allocations
                      in the same proportion that each
                      Participant's Compensation for the
                      year bears to the Compensation of all
                      other Participant's for such year.
                                                                           ---------------       ------------------

                  8.  Allocate to all NHCEs eligible to share
                      in the allocations in proportion to each such
                      Participant's Compensation for the year.
                                                                           ---------------       ------------------

                  9.  Allocate to all NHCEs eligible to share in the
                      allocations in proportion to each such
                      Participant's Elective Deferrals for the year.
                                                                           ---------------       ------------------

                  10. Allocate to all Participants eligible to share in
                      the allocations in the same proportion that
                      each Participant's Elective Deferrals for the year
                      bears to the Elective Deferrals of all Participants
                      for such year.
                                                                           ---------------       ------------------

                  Participants eligible to share in the allocation of other Employer Contributions under Section VIII shall be eligible to share in the allocation of forfeitures except where allocations are only to Non-Highly Compensated Employees.

         C.       TIMING OF ALLOCATION OF FORFEITURES:

                  If no distribution or deemed distribution has been made to a former Participant, nonvested portions shall be forfeited at the end of the Plan Year during which the former Participant incurs his or her fifth consecutive one-year Break in Service.

                  If a former Participant has received the full amount of his or her vested interest, the nonvested portion of his or her account shall be forfeited and shall be disposed of:

         [ ]      1.       during the Plan Year following the Plan Year in which
                           the forfeiture arose.

         [X]      2.       as of any Valuation or Allocation Date during the
                           Plan Year (or as soon as administratively feasible following the close of the Plan Year) in which the former Participant receives payment of his or her vested benefit.

         [ ]      3.       at the end of the Plan Year during which the former
                           Participant incurs his or her ___________ (1st, 2nd, 3rd, 4th or 5th) consecutive one-year Break in Service.

         [ ]      4.       as of the end of the Plan Year during which the
                           former Participant received full payment of his or her vested benefit.

         [ ]      5.       as of the earlier of the first day of the Plan Year,
                           or the first day of the seventh month of the Plan
                           Year following the date on which the former
                           Participant has received full payment of his or her vested benefit.

         [ ]      6.       as of the next Valuation or Allocation Date following
                           the date on which the former Participant receives full payment of his or her vested benefit.

XI. MULTIPLE PLANS MAINTAINED BY THE EMPLOYER, LIMITATIONS ON ALLOCATIONS, AND TOP-HEAVY CONTRIBUTIONS

         A.       PLANS MAINTAINED BY THE EMPLOYER:

         [X]      1.       This is the only Plan the Employer maintains. In the
                           event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions pursuant to paragraph 10.2 of the Basic Plan Document #01, shall be:

                  [ ]      a.       Placed in a suspense account for the benefit
                                    of the Participant without the crediting of gains or losses for the benefit of the Participant.

                  [X]      b.       Reallocated as additional Employer
                                    contributions to all other Participants to the extent that they do not have any Excess
                                    Amount.

                  IF NO METHOD IS SPECIFIED, THE SUSPENSE ACCOUNT METHOD WILL BE USED.

         [ ]      2.       The Employer does maintain another Plan [including a
                           Welfare Benefit Fund or an individual medical account as defined in Code Section 415(l)(2)], under which amounts are treated as Annual Additions and has completed the proper sections below.

                           a. If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:

                           [ ]      i.       The provisions of Article X of the
                                             Basic Plan Document #01 will apply
                                             as if the other plan were a Master
                                             or Prototype Plan.

                           [ ]      ii.      The Employer has specified below
                                             the method under which the plans
                                             will limit total Annual Additions
                                             to the Maximum Permissible Amount,
                                             and will properly reduce any Excess
                                             Amounts in a manner that precludes
                                             Employer discretion.

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                    EMPLOYERS WHO MAINTAINED A QUALIFIED DEFINED
                                    BENEFIT PLAN, PRIOR TO JANUARY 1, 2000,
                                    SHOULD COMPLETE SCHEDULE C TO DOCUMENT THE
                                    PREAMENDMENT OPERATION OF THE PLAN.

                           b. Allocation of Excess Annual Additions: In the event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions, shall be:

                           [ ]      i.       Placed in a suspense account for
                                             the benefit of the Participant
                                             without the crediting of gains or
                                             losses for the benefit of the
                                             Participant.

                           [ ]      ii.      Reallocated as additional Employer
                                             contributions to all other
                                             Participants to the extent that
                                             they do not have any Excess Amount.

                           IF NO METHOD IS SPECIFIED, THE SUSPENSE ACCOUNT METHOD WILL BE USED.

         B.       TOP-HEAVY PROVISIONS:

                  In the event the Plan is or becomes Top-Heavy, the minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied in the elected manner:

         [X]      1.       This is the only Plan the Employer maintains or ever
                           maintained. The minimum contribution will be satisfied by this Plan.

         [ ]      2.       The Employer does maintain another Defined
                           Contribution Plan. The minimum contribution will be
                           satisfied by:

                  [ ]      a.       this Plan.

                  [ ]      b.
                                    --------------------------------------------
                                    (Name of other Qualified Plan)

         [ ]      3.       The Employer maintains a Defined Benefit Plan. A
                           method is stated below under which the minimum contribution and benefit provisions of Code Section
                           416 will be satisfied.

                           ----------------------------------------------------

                           ----------------------------------------------------


XII.     ANTIDISCRIMINATION TESTING

         FOR PLANS WHICH ARE BEING AMENDED AND RESTATED FOR GUST, PLEASE COMPLETE SCHEDULE C OUTLINING THE PREAMENDMENT OPERATION OF THE PLAN, AS WELL AS THIS SECTION OF THE ADOPTION AGREEMENT. THE TESTING ELECTIONS MADE BELOW WILL APPLY TO THE FUTURE OPERATION OF THE PLAN.

[ ]      A.       The Plan is not subject to ADP or ACP testing. The Plan does not offer Voluntary After-tax or Required After-tax
                  Contributions and it either meets the Safe Harbor provisions of Section VII of this Adoption Agreement, or it does not benefit any Highly Compensated Employees.

[X]      B.       TESTING ELECTIONS:

         [ ]      1.       This Plan is using the Prior Year testing method for
                           purposes of the ADP and ACP Tests.

         [X]      2.       This Plan is using the Current Year testing method
                           for purposes of the ADP and ACP Tests.

                  IF NO ELECTION IS MADE, THE PLAN WILL USE THE CURRENT YEAR TESTING METHOD.

                  This election cannot be rescinded for a Plan Year unless (1) the Plan has been using the Current Year testing method for the preceding 5 Plan Years or, if lesser, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in IRS Notice 98-1 (or other superseding guidance) for changing from the Current Year testing method.

                  A PROTOTYPE PLAN MUST USE THE SAME TESTING METHOD FOR BOTH THE ADP AND ACP TESTS FOR PLAN YEARS BEGINNING ON OR AFTER THE DATE THE EMPLOYER ADOPTS ITS GUST-RESTATED PLAN DOCUMENT.

[ ]      C.       TESTING ELECTIONS FOR THE FIRST PLAN YEAR:

                  COMPLETE ONLY WHEN PRIOR YEAR TESTING METHOD ELECTION IS MADE.

         [ ]      1.       If this is not a successor Plan, then for the first
                           Plan Year this Plan permits (a) any Participant to make Employee contributions, (b) provides for Matching Contributions or (c) both, the ACP used in the ACP Test for Participants who are Non-Highly
                           Compensated Employees shall be such first Plan Year's
                           ACP. DO NOT SELECT THIS OPTION IF THE EMPLOYER IS
                           USING THE "DEEMED 3%" RULE.

         [ ]      2.       If this is not a successor Plan, then for the first
                           Plan Year this Plan permits any Participant to make
                           Elective Deferrals, the ADP used in the ADP Test for Participants who are Non-Highly Compensated Employees shall be such first Plan Year's ADP. DO NOT SELECT
                           THIS OPTION IF THE EMPLOYER IS USING THE "DEEMED 3%"
                           RULE.

[ ]      D.       RECHARACTERIZATION:

                  Elective Deferrals may be recharacterized as Voluntary After-tax Contributions to satisfy the ADP Test. The Employer must have elected to permit Voluntary After-tax Contributions in the Plan for this election to be operable.

XIII.    VESTING

         Participants shall always have a fully vested and nonforfeitable interest in their Employee contributions (including Elective Deferrals, Required After-tax and Voluntary After-tax Contributions), Qualified Matching Contributions ("QMACs"), Qualified Non-Elective Contributions ("QNECs") or Safe Harbor Matching or Non-Elective Contributions and their investment earnings.

         Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and their earnings under the schedule(s) selected below except in any Plan Year during which the Plan is determined to be Top-Heavy. In any Plan Year in which the Plan is Top-Heavy, the Two-twenty vesting schedule [option (B)(4)] or the three-year cliff schedule [option
         (B)(3)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option
         (B)(4) or (B)(3), because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement.

         A.       VESTING COMPUTATION PERIOD:

                  A Year of Service for vesting will be determined on the basis of the (choose one):

         [ ]      1.       Not applicable.  All contributions are fully vested.

         [ ]      2.       Elapsed Time method.

         [X]      3.       Hours of Service method. A Year of Service will be
                           credited upon completion of 1000 Hours of Service. A
                           Year of Service for vesting purposes will not be less than 1 Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use
                           1,000 hours.

                  The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

         [ ]      4.       shall not be applicable since Participants are always
                           fully vested.

         [ ]      5.       shall not be applicable, as the Plan is using Elapsed
                           Time.

         [ ]      6.       shall commence on the date on which an Employee first
                           performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

         [X]      7.       shall commence on the first day of the Plan Year
                           during which an Employee first performs an Hour of Service for the Employer and each subsequent
                           12-consecutive month period shall commence on the anniversary thereof.

                  For Plans not using Elapsed Time, a Participant shall receive credit for a Year of Service if he or she completes the number of hours specified above at any time during the 12-consecutive month computation period. A Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

         B.       VESTING SCHEDULES:

                  Select the appropriate schedule for each contribution type and complete any blank vesting percentages from the list below and insert the option number in the vesting schedule chart below.

                                                     Years of Service
                          ----------------------------------------------------------------------
                            1          2         3          4          5          6          7
                          -----      -----     -----      -----      -----      -----      -----

                  1.       Full and immediate Vesting

                  2.        ___%       100%

                  3.       33.3%      66.7%      100%

                  4.        ___%        20%       40%        60%        80%       100%

                  5.        ___%       ___%       20%        40%        60%        80%       100%

                  6.         10%        20%       30%        40%        60%        80%       100%

                  7.        ___%       ___%      ___%       ___%       100%

                  8.        ___%       ___%      ___%       ___%       ___%       ___%       100%

                  THE PERCENTAGES SELECTED FOR SCHEDULE (8) MAY NOT BE LESS FOR ANY YEAR THAN THE PERCENTAGES SHOWN AT SCHEDULE (5).

                           Vesting Schedule Chart         Employer Contribution Type
                           ----------------------         --------------------------
                                    3                     All Employer Contributions
                           --------------------------
                                                          Safe Harbor Contributions (Matching or Non-Elective)
                           --------------------------
                                    1                     QMACs and QNECs
                           --------------------------
                                                          Non-Safe Harbor Match -- Formula 1
                           --------------------------
                                                          Non-Safe Harbor Match -- Formula 2
                           --------------------------
                                                          Match on Voluntary After-tax Contributions
                           --------------------------
                                                          Match on Required After-tax Contributions
                           --------------------------
                                                          Discretionary Contributions
                           --------------------------
                                    3                     Top-Heavy Minimum Contribution
                           --------------------------
                                                          Other Employer Contribution
                           --------------------------

         C.       SERVICE DISREGARDED FOR VESTING:

         [X]      1.       Not applicable.  All Service is recognized.

         [ ]      2.       Service prior to the Effective Date of this Plan or a
                           predecessor plan is disregarded when computing a Participant's vested and nonforfeitable interest.

         [ ]      3.       Service prior to a Participant having attained age 18
                           is disregarded when computing a Participant's vested and nonforfeitable interest.

[ ]      D.       FULL VESTING OF EMPLOYER CONTRIBUTIONS FOR CURRENT
                  PARTICIPANTS:

                  Notwithstanding the elections above, all Employer contributions made to a Participant's account shall be 100% fully vested if the Participant is employed on the Effective Date of the Plan (or such other date as entered herein):

                  -----------------------------------------------------------.


XIV.     SERVICE WITH PREDECESSOR ORGANIZATION

                  [ ]      A.       Not applicable. The Plan does not recognize
                                    Service with any predecessor organization.

                  [ ]      B.       The Plan recognizes Service with all
                                    predecessor organizations.

                  [X]      C.       Service with the following organization(s)
                                    will be recognized for the Plan purpose
                                    indicated:

                                                                                        Allocation
                                                                           Eligibility    Accrual     Vesting
                                                                           -----------  ----------    -------
              EDIX                                                           [X]          [X]          [X]
              ----
                                                                             [ ]          [ ]          [ ]
              -----------------------------------------------------

                  Attach additional pages as necessary.

XV.      IN-SERVICE WITHDRAWALS

         A.       IN-SERVICE WITHDRAWALS:

         [X]      1.       In-service withdrawals are not permitted in the Plan.

         [ ]      2.       In-service withdrawals are permitted in the Plan.
                           Participants may withdraw the following contribution types after meeting the following requirements
                           (select one or more of the following options):

                                                                       WITHDRAWAL RESTRICTIONS
                           CONTRIBUTION TYPES           A        B        C        D       E        F        G
                           ------------------          --------------------------------------------------------

                           a.  All Contributions       [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                           b.  Voluntary After-tax     [ ]      [ ]      [ ]      [ ]     [ ]      [ ]      n/a

                           c.  Required After-tax      [ ]      [ ]      [ ]      [ ]     [ ]      [ ]      n/a

                           d.  Rollover                [ ]      [ ]      [ ]      [ ]     [ ]      [ ]      n/a

                           e.  Transfer                [ ]      [ ]      [ ]      [ ]     [ ]      [ ]      [ ]

                           f.  Elective Deferrals      [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                           g.  Qualified Non-Elective  [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                           h.  Qualified Matching      [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                           i.  Safe Harbor Matching    [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                           j.  Safe Harbor Non-
                               Elective                [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                           k.  Vested Non-Safe Harbor
                               Matching Formula 1      [ ]      [ ]      [ ]      [ ]     [ ]      [ ]      [ ]

                           l.  Vested Non-Safe Harbor
                               Matching Formula 2      [ ]      [ ]      [ ]      [ ]     [ ]       [ ]     [ ]

                           m.  Vested Discretionary    [ ]      [ ]      [ ]      [ ]     [ ]       [ ]     [ ]

                           WITHDRAWAL RESTRICTION KEY

                           A.       Not available for in-service withdrawals.

                           B.       Available for in-service withdrawals.

                           C. Participants having completed five years of Plan participation may elect to withdraw all or any part of their Vested Account Balance.

                           D. Participants may withdraw all or any part of their Account Balance after having attained the Plan's Normal Retirement Age.

                           E. Participants may withdraw all or any part of their Vested Account Balance after having attained age ______ (not less than age 59 1/2).

                           F. Participants may elect to withdraw all or any part of their Vested Account Balance which has been credited to their account for a period in excess of two years.

                           G. Available for withdrawal only if the Participant is 100% vested.

         B.     HARDSHIP WITHDRAWALS:

         [ ]      1.       Hardship withdrawals are not permitted in the Plan.

         [X]      2.       Hardship withdrawals are permitted in the Plan and
                           will be taken from the Participant's account as follows (select one or more of these options):

                  [X]      a.       Participants may withdraw Elective
                                    Deferrals.

                  [ ]      b.       Participants may withdraw Elective Deferrals
                                    and any earnings credited as of December 31, 1988 (or if later, the end of the last Plan
                                    Year ending before July 1, 1989).

                  [X]      c.       Participants may withdraw Rollover
                                    Contributions plus their earnings.

                  [X]      d.       Participants may withdraw Transfer
                                    Contributions plus their earnings.

                  [ ]      e.       Participants may withdraw fully vested
                                    Employer contributions plus their earnings.

                  [ ]      f.       Participants may withdraw vested Non-Safe
                                    Harbor Matching Formula 1 Contributions plus their earnings.

                  [ ]      g.       Participants may withdraw vested Non-Safe
                                    Harbor Matching Formula 2 Contributions plus their earnings.

                  [ ]      h.       Participants may withdraw Qualified Matching
                                    Contributions and Qualified Non-Elective
                                    Contributions plus their earnings, and the earnings on Elective Deferrals which have been credited to the Participant's account as of December 31, 1988 (or if later, the end of the last Plan Year ending before July
                                    1, 1989).

XVI.     LOAN PROVISIONS

[X]      A.       Participant loans are permitted in accordance with the
                  Employer's established loan procedures.

[X]      B.       Loan payments will be suspended under the Plan as permitted under Code Section 414(u) in compliance with the Uniformed
                  Services Employment and Reemployment Rights Act of 1994.

XVII.    INVESTMENT MANAGEMENT

         A.       INVESTMENT MANAGEMENT RESPONSIBILITY:

         [ ]      1.       The Employer shall appoint a discretionary Trustee to
                           manage the assets of the Plan.

         [ ]      2.       The Employer shall retain investment management
                           responsibility and/or authority.

         [X]      3.       The party designated below shall be responsible for
                           the investment of the Participant's account.

                           By selecting a box, the Employer is making a designation as to whom will have authority to issue investment directives with respect to the specified contribution type (check all applicable boxes):

                                                                         Trustee        Employer        Participant
                                                                         -------        --------        -----------
     .                     a.       All Contributions                       n/a              n/a           [X]

                           b.       Employer Contributions                  [ ]              [ ]           [ ]

                           c.       Elective Deferrals                      [ ]              [ ]           [ ]

                           d.       Voluntary After-tax                     [ ]              [ ]           [ ]

                           e.       Required After-tax                      [ ]              [ ]           [ ]

                           f.       Safe Harbor Contributions               [ ]              [ ]           [ ]

                           g.       Non-Safe Harbor Match Formula 1         [ ]              [ ]           [ ]

                           h.       QMACs                                   [ ]              [ ]           [ ]

                           i.       QNECs                                   [ ]              [ ]           [ ]

                           j.       Non-Safe Harbor Match Formula 2         [ ]              [ ]           [ ]

                           k.       Rollover Contributions                  [ ]              [ ]           [ ]

                           l.       Transfer Contributions                  [ ]              [ ]           [ ]

                  TO THE EXTENT THAT PARTICIPANT SELF-DIRECTION WAS PREVIOUSLY PERMITTED, THE EMPLOYER SHALL HAVE THE RIGHT TO EITHER MAKE THE ASSETS PART OF THE GENERAL FUND, OR LEAVE THEM AS SELF-DIRECTED SUBJECT TO THE PROVISIONS OF THE BASIC PLAN DOCUMENT #01.

         B.       LIMITATIONS ON PARTICIPANT DIRECTED INVESTMENTS:

         [X]      1.       Participants are permitted to invest among only those
                           investment alternatives made available by the Employer under the Plan.

         [ ]      2.       Participants are permitted to invest in any
                           investment alternative permitted under the Basic Plan
                           Document #01.

[ ]      C.       INSURANCE:

                  The Plan permits insurance as an investment alternative.

[X]      D.       ERISA SECTION 404(c):

                  The Employer intends to be covered by the fiduciary liability provisions with respect to Participant directed investments under ERISA Section 404(c).


XVIII.   DISTRIBUTION OPTIONS

         A.       TIMING OF DISTRIBUTIONS [BOTH (1) AND (2) MUST BE COMPLETED]:

                  1. Distributions payable as a result of termination for reasons other than death, Disability or retirement shall be paid C [select from the list at (A)(3) below].

                  2. Distributions payable as a result of termination for death, Disability or retirement shall be paid C [select from the list at (A)(3) below].

                  3.       Distribution Options:

                           a. As soon as administratively feasible on or after the Valuation Date following the date on which a distribution is requested or is otherwise payable.

                           b. As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

                           c. As soon as administratively feasible following the date on which a distribution is requested or is otherwise payable. (This option is recommended for daily valuation plans.)

                           d. As soon as administratively feasible after the close of the Plan Year during which the Participant incurs ___________ (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in
                                    (A)(1).]

                           e. As soon as administratively feasible after the close of the Plan Year during which the Participant incurs ___________ (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in
                                    (A)(2).]

                           f. Only after the Participant has attained the Plan's Normal Retirement Age or Early Retirement Age, if applicable.

         B.       REQUIRED BEGINNING DATE:

                  The Required Beginning Date of a Participant with respect to a Plan is (select one from below):

         [ ]      1.       The April 1 of the calendar year following the
                           calendar year in which the Participant attains age
                           70 1/2.

         [ ]      2.       The April 1 of the calendar year following the
                           calendar year in which the Participant attains age
                           70 1/2 except that distributions to a Participant
                           (other than a 5% owner) with respect to benefits accrued after the later of the adoption of this Plan or Effective Date of the amendment of this Plan must commence no later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires.

         [X]      3.       The later of the April 1 of the calendar year
                           following the calendar year in which the Participant attains age 70 1/2 or retires except that distributions to a 5% owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                           Except that such Participant [ ] may [X] may not elect to begin receiving distributions as of April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Any distributions made pursuant to such an election will not be considered required minimum distributions. Such distributions will be considered in-service distributions and as such, will be subject to applicable withholding.

                  PLANS WHICH ARE AN AMENDMENT OR RESTATEMENT OF AN EXISTING PLAN WHICH PROVIDED FOR THE PROVISIONS OF CODE SECTION 401(a)(9) CURRENTLY IN EFFECT PRIOR TO THE AMENDMENT OF THE SMALL BUSINESS JOB PROTECTION ACT OF 1996 MUST COMPLETE SCHEDULE C.

         C.       FORMS OF PAYMENT (SELECT ALL THAT APPLY):

         [ ]      1.       Lump sum.

         [ ]      2.       Installment payments.

         [ ]      3.       Partial payments; the minimum amount will be
                           $___________.

         [ ]      4.       Life annuity.

         [ ]      5.       Term certain annuity with payments guaranteed for
                           ___________ years (not to exceed 20).

         [ ]      6        Joint and [ ] 50%, [ ] 66?%, [ ] 75% or [ ] 100%
                           survivor annuity.

         [ ]      7.       The default form of payment will be a direct rollover
                           into an individual retirement account or annuity for any "cash out" distribution made pursuant to Code
                           Sections 411(a)(7), 411(a)(11) and 417(e)(1).

         [X]      8.       Cash.

         [ ]      9.       Employer securities.

         [ ]     10.       Other marketable securities.

                  THE NORMAL FORM OF PAYMENT IS DETERMINED AT SECTION III(J) OF THIS ADOPTION AGREEMENT.

         D.       RECALCULATION OF LIFE EXPECTANCY:

         [ ]      1.       Recalculation is not permitted.

         [X]      2.       Recalculation is permitted. When determining
                           installment payments in satisfying the minimum distribution requirements under the Plan, and life expectancy is being recalculated:

                  [ ]      a.       only the Participant's life expectancy shall
                                    be recalculated.

                  [X]      b.       both the Participant's and Spouse's life
                                    expectancy shall be recalculated.

                  [ ]      c.       the Participant will determine whose life
                                    expectancy is recalculated.

XIX.     SPONSOR INFORMATION AND ACCEPTANCE

         This Plan may not be used and shall not be deemed to be a Prototype Plan unless an authorized representative of the Sponsor has acknowledged the use of the Plan. Such acknowledgment that the Employer is using the Plan does not represent that the Adoption Agreement (as completed) and Basic Plan Document have been reviewed by a representative of the Sponsor or constitute a qualified retirement plan.

         Acknowledged and accepted by the Sponsor this 14 day of February, 2003.

         Name:                                       John K. Kopra

         Title:                                      Chief Manager

         Signature:                                  /s/ JOHN K. KOPRA
                                                     ---------------------------

         Questions concerning the language contained in and qualification of the Prototype should be addressed to:

         John K. Kopra

         (Position): Chief Manager (Phone Number): 615-309-2346

         In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Adoption Agreement.

XX.      SIGNATURES

         THE SPONSOR RECOMMENDS THAT THE EMPLOYER CONSULT WITH ITS LEGAL COUNSEL AND/OR TAX ADVISOR BEFORE EXECUTING THIS ADOPTION AGREEMENT. THE EMPLOYER UNDERSTANDS THAT ITS FAILURE TO PROPERLY COMPLETE OR AMEND THIS ADOPTION AGREEMENT MAY RESULT IN FAILURE OF THE PLAN TO QUALIFY OR DISQUALIFICATION OF THE PLAN. THE EMPLOYER BY EXECUTING THIS ADOPTION AGREEMENT ACKNOWLEDGES THAT THIS IS A LEGAL DOCUMENT WITH SIGNIFICANT TAX AND LEGAL RAMIFICATIONS.

         A.       EMPLOYER:

                  This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Employer this 4 day of March, 2003.

                  Name of Employer:                          Total eMed of Tennessee, Inc.

                  Executed on behalf of the Employer by:     Tony James
                                                             -----------------------------------------------------

                  Title:                                     CFO
                                                             -----------------------------------------------------

                  Signature:                                 /s/ TONY JAMES
                                                             -----------------------------------------------------

                  PARTICIPATING EMPLOYER:

                  Name and address of any Participating Employer.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Participating Employer this__________ day of _____________________,
                  ___________.

                  Executed on behalf of the
                  Participating Employer by:
                                                --------------------------------

                  Title:
                                                --------------------------------

                  Signature:
                                                --------------------------------

                  Attach additional signature pages as necessary.

                  EMPLOYER'S RELIANCE: The adopting Employer may rely on an Opinion Letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the Opinion Letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the Opinion Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

                  This Adoption Agreement may only be used in conjunction with Basic Plan Document #01.

         B.       TRUSTEE:

                  Trust Agreement:

                  [ ] Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Trustee and the terms of the contract(s) will apply.

                  [ ] The Trust provisions used will be as contained in the Basic Plan Document #01.

                  [X] The Trust provisions used will be as contained in the accompanying executed Trust Agreement between the Employer and the Trustee attached hereto.

                  Complete the remainder of this section only if the Trust provisions used are as contained in the Basic Plan Document #01.

                  Name and address of Trustee:

                  Columbus Circle Trust Company
                  One Station Place, 7th Floor
                  Stamford, CT 06902

                  The assets of the Plan shall be invested in accordance with
                  Article XIII of the Basic Plan Document #01. The Employer's Plan and Trust as contained herein is accepted by the Trustee this ____________ day of ____________________, ___________.

                  Accepted on behalf of the Trustee by:
                                                          ---------------------------------------------------------

                  Title:
                                                          ---------------------------------------------------------

                  Signature:
                                                          ---------------------------------------------------------


                  Accepted on behalf of the Trustee by:
                                                          ---------------------------------------------------------

                  Title:
                                                          ---------------------------------------------------------

                  Signature:
                                                          ---------------------------------------------------------


                  Accepted on behalf of the Trustee by:
                                                          ---------------------------------------------------------

                  Title:
                                                          ---------------------------------------------------------

                  Signature:
                                                          ---------------------------------------------------------

         C.       CUSTODIAN:

                  Custodial Agreement:

                  [ ]      Not applicable.  There is no Custodian.

                  [ ] Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Custodian and the terms of the contract(s) will apply.

                  [ ] The Custodial provisions used will be as contained in Basic Plan Document #01.

                  [X] The Custodial provisions used will be as contained in the accompanying executed Custodial Agreement between the Employer and the Custodian attached hereto.

                  Complete the remainder of this section only if the Custodial provisions used are as contained in the Basic Plan Document #01.

                  Name and address of Custodian:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  The assets of the Plan shall be invested in accordance with
                  Article XIII of the Basic Plan Document #01. The Employer's Plan and Custodial Account as contained herein are accepted by the Custodian this __________ day of ________________,
                  __________.

                  Accepted on behalf of the Custodian by:
                                                          ---------------------------------------------------------

                  Title:
                                                          ---------------------------------------------------------

                  Signature:
                                                          ---------------------------------------------------------

                                   SCHEDULE A

                               PROTECTED BENEFITS


This Schedule includes any prior Plan protected benefits which are not available in Basic Plan Document #01. Complete as applicable.

1.       PLAN PROVISION:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         EFFECTIVE DATE:
                           -----------------------------------------------------

2.       PLAN PROVISION:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         EFFECTIVE DATE:
                           -----------------------------------------------------

3.       PLAN PROVISION:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         EFFECTIVE DATE:
                           -----------------------------------------------------

4.       PLAN PROVISION:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         EFFECTIVE DATE:
                           -----------------------------------------------------

5.       PLAN PROVISION:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         EFFECTIVE DATE:
                           -----------------------------------------------------

                                   SCHEDULE B

                              PRIOR PLAN PROVISIONS


This Schedule should be used if a prior plan contains provisions not found in Basic Plan Document #01, or where the Employer wishes to document transactions or historical provisions of the Employer's Plan.

1.       PLAN PROVISION:

         Employer Discretionary Matching Contribution is limited to 4% of the Participant's Eligible Compensation.

         EFFECTIVE DATE:   01/01/2002

2.       PLAN PROVISION:

         Automatic Enrollment applied to all Current Employees as of January 1, 2002 and New Employees thereafter.

         EFFECTIVE DATE:   01/01/2002

3.       PLAN PROVISION:

         Former Employees of EDiX will be eligible to enter the Plan as of their first full payroll in July, 2003, irrespective of Date of Hire.

         EFFECTIVE DATE:   07/01/2002

4.       PLAN PROVISION:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         EFFECTIVE DATE:
                           -----------------------------------------------------

5.       PLAN PROVISION:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         EFFECTIVE DATE:
                           -----------------------------------------------------

                                   SCHEDULE C

                       PREAMENDMENT OPERATION OF THE PLAN


The following are the adopting Employer's elective Plan provisions which conform the terms of this Prototype Plan to the preamendment operation of the Plan during the transition period between the earliest effective date under GUST (as defined below) and the effective date of adoption of this Prototype Plan and Trust which takes into account all of the changes in the qualification requirements made by the following: The Uruguay Round Agreements, Pub. L. 103-465 (GATT); The Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 (USERRA); The Small Business Job Protection Act of 1996, Pub. L. 104-188 (SBJPA) [including Section 414(u) of the Internal Revenue Code]; The Taxpayer Relief Act of 1997, Pub. L. 105-34 (TRA'97); and The Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 (IRSRRA); and The Community Renewal Tax Relief Act of 2000, Pub. L. 106-554 (CRA), hereinafter referred to collectively as GUST.

Complete as applicable and appropriate.

I.          PLAN PROVISION:         HIGHLY COMPENSATED EMPLOYEES

            For Plan Years beginning after 1996, the Employer may elect a "Top-Paid Group" election and the Calendar Year Data election to determine the definition of Highly Compensated Employee:

            [ ]         A.          Top-Paid Group Election: A Participant (who
                                    is not a 5% owner at any time during the determination year or the look-back year) who earned more than $80,000 as indexed for the look-back year is a Highly Compensated
                                    Employee if the Employee was in the Top-Paid
                                    Group for the look-back year. The election was applicable for:

                                    [ ]         1.          1997 Plan Year.
                                    [ ]         2.          1998 Plan Year.
                                    [ ]         3.          1999 Plan Year.
                                    [ ]         4.          2000 Plan Year.
                                    [ ]         5.          2001 Plan Year.
                                    [ ]         6.          2002 Plan Year.

            [ ]         B.          Calendar Year Data Election: In determining
                                    who is a Highly Compensated Employee (other than a 5% owner) the Employer makes a calendar year data election. The look-back year is the calendar year beginning with or within the look-back year. The election was applicable for:

                                    [ ]         1.          1998 Plan Year.
                                    [ ]         2.          1999 Plan Year.
                                    [ ]         3.          2000 Plan Year.
                                    [ ]         4.          2001 Plan Year.
                                    [ ]         5.          2002 Plan Year.

                        If the elections above are made, such election shall apply to all Plans maintained by the Employer.

            [ ]         C.          Calendar Year Calculation Election (for 1997
                                    Plan Year only): Indicate below whether the Calendar Year calculation election was made for Plan Years beginning in 1997:

                                    [ ]      Yes         [ ]         No


II.         PLAN PROVISION:         FAMILY AGGREGATION

            Did the Pre-SBJPA Family Aggregation rules of Code Sections 401(a)(17)(a) and 414(q)(6), both in effect for Plan Years beginning before January 1, 1997, continue to apply for any purpose for Plan Years beginning after 1996?

            [X]         No

            [ ]         Yes; explain the application:
                                                     ---------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

                        If this rule was subsequently discontinued, indicate when rule no longer applied:

                        --------------------------------------------------------

                        --------------------------------------------------------

            EMPLOYERS WHO ADOPT THIS PROTOTYPE PLAN MAY NOT ELECT TO CONTINUE TO APPLY THE PRE-SBJA FAMILY AGGREGATION RULES.

III.        PLAN PROVISION: COMBINED PLAN LIMIT OF CODE SECTION 415(e)

            Did the Employer maintain a Defined Benefit Plan prior to January 1, 2000?

            [ ]         Yes                     [X]         No

            Did the Plan continue to apply the combined Plan limit of Code
            Section 415(e) (as in effect for Limitation Years beginning before January 1, 2000) in limitation years beginning after December 31, 1999, to the extent that such election conforms to the Plan's operation?

            [ ]         Yes                     [ ]         No

            If yes, specify provisions below that will satisfy the 1.0 limitation of Code Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            EMPLOYERS WHO ADOPT THIS PROTOTYPE PLAN MAY NOT ELECT TO CONTINUE TO APPLY THE COMBINED PLAN LIMIT OF CODE SECTION 415(e) IN YEARS BEGINNING AFTER THE DATE THE EMPLOYER ADOPTS ITS GUST-RELATED PLAN.


IV.         PLAN PROVISION:  NONDISCRIMINATION TESTING

            The Small Business Job Protection Act permits the Employer to use the ADP and/or ACP of Non-Highly Compensated Employees for the prior year or current year in determining whether the plan satisfied the nondiscrimination tests.

            Employers who adopt this Prototype Plan must use the same testing method for both the ADP and ACP tests for Plan Years beginning on or after the date the Employer adopts this GUST-restated Plan. This restriction does not apply with respect to Plan Years beginning before the date the Employer adopts this GUST-restated plan.

1.          ADP TESTING ELECTION:

            [ ]         a.          Current year data for all Participants was
                                    used.

                                    [ ]         1.          1997 Plan Year.
                                    [ ]         2.          1998 Plan Year.
                                    [ ]         3.          1999 Plan Year.
                                    [ ]         4.          2000 Plan Year.
                                    [ ]         5.          2001 Plan Year.
                                    [ ]         6.          2002 Plan Year.

            [ ]         b.          Prior year data for Participants who are
                                    Non-Highly Compensated Employees was used.

                                    [ ]         1.          1997 Plan Year.
                                    [ ]         2.          1998 Plan Year.
                                    [ ]         3.          1999 Plan Year.
                                    [ ]         4.          2000 Plan Year.

                                    [ ]         5.          2001 Plan Year.
                                    [ ]         6.          2002 Plan Year.

            2.    ACP TESTING ELECTION:

            [ ]         a.          Current year data for all Participants was
                                    used.

                                    [ ]         1.          1997 Plan Year.
                                    [ ]         2.          1998 Plan Year.
                                    [ ]         3.          1999 Plan Year.
                                    [ ]         4.          2000 Plan Year.
                                    [ ]         5.          2001 Plan Year.
                                    [ ]         6.          2002 Plan Year.

            [ ]         b.          Prior year data for Participants who are
                                    Non-Highly Compensated Employees was used.

                                    [ ]         1.          1997 Plan Year.
                                    [ ]         2.          1998 Plan Year.
                                    [ ]         3.          1999 Plan Year.
                                    [ ]         4.          2000 Plan Year.
                                    [ ]         5.          2001 Plan Year.
                                    [ ]         6.          2002 Plan Year.

V.          PLAN PROVISION: FIRST PLAN YEAR TESTING ELECTIONS

            For a new 401(k) Plan, the Employer could use either the current or prior year testing methods as well as a rule that deems the prior year ADP/ACP to be 3%.

            1.    ADP TESTING ELECTION:

            [ ]         a.          Current year data for all Participants was
                                    used.

                                    [ ]         1.          1997 Plan Year.
                                    [ ]         2.          1998 Plan Year.
                                    [ ]         3.          1999 Plan Year.
                                    [ ]         4.          2000 Plan Year.
                                    [ ]         5.          2001 Plan Year.
                                    [ ]         6.          2002 Plan Year.

            [ ]         b.          Current year data for Participants who are
                                    Highly Compensated Employees will be used.
                                    The ADP for Participants who are Non-Highly
                                    Compensated Employees was assumed to be 3% or the actual ADP if greater.

                                    [ ]         1.          1997 Plan Year.
                                    [ ]         2.          1998 Plan Year.
                                    [ ]         3.          1999 Plan Year.
                                    [ ]         4.          2000 Plan Year.
                                    [ ]         5.          2001 Plan Year.
                                    [ ]         6.          2002 Plan Year.

            2.    ACP TESTING ELECTION:

            [ ]         a.          Current year data for all Participants was
                                    used.

                                    [ ]         1.          1997 Plan Year.
                                    [ ]         2.          1998 Plan Year.
                                    [ ]         3.          1999 Plan Year.
                                    [ ]         4.          2000 Plan Year.
                                    [ ]         5.          2001 Plan Year.
                                    [ ]         6.          2002 Plan Year.

            [ ]         b.          Current year data for Participants who are
                                    Highly Compensated Employees will be used.
                                    The ACP for Participants who are Non-Highly
                                    Compensated Employees was assumed to be 3% or the actual ACP if greater.

                                    [ ]         1.          1997 Plan Year.
                                    [ ]         2.          1998 Plan Year.
                                    [ ]         3.          1999 Plan Year.
                                    [ ]         4.          2000 Plan Year.
                                    [ ]         5.          2001 Plan Year.
                                    [ ]         6.          2002 Plan Year.

VI. PLAN PROVISION: DISTRIBUTION ALTERNATIVES FOR PARTICIPANTS WHO ARE NOT A MORE THAN 5% OWNER

            Select (A), (B), (C) and/or (D), whichever is applicable. Subsection
            (D) must be selected to the extent that there would otherwise be an elimination of a pre-retirement age 70 1/2 distribution option for Employees other than those listed above.

            [ ]         A.          Any Participant who has not had a separation
                                    from Service who had attained age 70 1/2 in years after 1995 may elect by April 1 of the calendar year following the calendar year in which the Participant attained age 70 1/2
                                    (or by December 31, 1997, in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the calendar year in which the Participant attained age
                                    70 1/2 (or by December 31, 1997, in the case of a Participant attaining age 70 1/2 in
                                    1996).

            [ ]         B.          Any Participant who has not had a
                                    separation from Service and is currently in benefit payment status because of attainment of age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the calendar year in which the Participant retires. There is either (select one):

                                    [ ]         1.          a new Annuity
                                                            Starting Date upon
                                                            recommencement, or
                                    [ ]         2.          no new Annuity
                                                            Starting Date upon
                                                            recommencement.

            [ ]         C.          Any Participant who has not had a
                                    separation from Service, and is currently in benefit payment status because of attainment of age 70 1/2 in 1997 or in a later year (or attained age 70 1/2 in 1996, but had not commenced required minimum distributions in
                                    1996) may elect to stop distributions and recommence by the April 1 of the calendar year following the calendar year in which the Participant retires. There is either
                                    (select one):

                                    [ ]         1.          a new Annuity
                                                            Starting Date upon
                                                            recommencement, or
                                    [ ]         2.          no new Annuity
                                                            Starting Date
                                                            upon recommencement.

            [ ]         D.          The pre-retirement distribution option is
                                    only eliminated with respect to Employees who reach age 70 1/2 in or after a calendar year that begins after the later of December
                                    31, 1998, or the adoption of the amendment to the Plan. The pre-retirement age 70 1/2 distribution option is an optional form of benefit under which benefits are payable in a particular distribution form (including any modifications that may be elected after benefit commencement) and commencing at a time during the period that begins on or after January 1 of the calendar year following the calendar year in which an Employee attains age 70 1/2 and ends April 1 of the immediately following calendar year.


VII.        PLAN PROVISION: MANDATORY CASH-OUT RULE

            [X] For Plan Years beginning after August 5, 1997, the $3,500 cash-out limit is increased to $5,000.


VIII.       PLAN PROVISION: 30-DAY WAIVER PERIOD

            For Plan Years beginning after December 31, 1996, if the Plan is subject to the Joint and Survivor rules did the Plan provide distributions prior to the expiration of the 30-day waiting period?

            [ ]         Yes                     [ ]         No

IX.         PLAN PROVISION: SUSPENSION OF LOAN REPAYMENTS

            On or after December 12, 1994, did the Employer permit the suspension of loan repayments due to qualified military leave?

            [ ]     Yes                       [ ]     No

            Effective Date:
                            ---------------------------------------------------


X. PLAN PROVISION: HARDSHIP DISTRIBUTIONS TREATED AS ELIGIBLE ROLLOVER DISTRIBUTIONS

            The Employer had the option with respect to Hardship distributions made after December 31, 1998 to treat as eligible rollover distributions, or to delay the Effective Date until January 1, 2000. Hardship distributions were not treated as eligible rollover distributions effective as of:

            [ ]     January 1, 1999
            [X]     January 1, 2000
            [ ]     Other (specify date):
                                          --------------------------------------

XI.         PLAN PROVISION: 401(k) SAFE HARBOR PROVISIONS

            For Plan Years beginning after 1998, the Employer may implement safe harbor provisions under Code Sections 401(m)(11) and 401(k)(12). Did the Plan elect safe harbor status?

                        [ ]     Yes

                        [X]     No

            If yes, enter the formulas below:


DATE PLAN YEAR BEGINS             SECTION 401(k)             SECTION 401(m)
---------------------             --------------             --------------

      ______/_______/99

      ______/_______/00

      ______/_______/01

      ______/_______/02


XII.        OTHER PLAN PROVISIONS:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            EFFECTIVE DATE:
                            ----------------------------------------------------

                                   SCHEDULE D

          SAFE HARBOR ELECTIONS FOR FLEXIBLE NON-ELECTIVE CONTRIBUTION


The following elections are made with regard to the Plan's Safe Harbor status pursuant to Section VII herein. For Plan Years indicated below, the Plan hereby invokes a Safe Harbor status in accordance with IRS Notices 98-52 and 2000-3.

For all Plan Years in which this Safe Harbor election is being made, the limitations and restrictions found in Section VII herein apply.

1. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

2. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

3. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

4. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

5. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

                                   SCHEDULE E

                         COLLECTIVE AND COMMINGLED FUNDS


The Trustee is authorized to invest all or any part of the Fund in the following Collective and Commingled Funds as provided for in the Basic Plan Document #01:


1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

                                    AMENDMENT
                                     TO THE
                                 NONSTANDARDIZED
                      CASH OR DEFERRED PROFIT-SHARING PLAN
                             ADOPTION AGREEMENT #010

1. Except as otherwise noted, effective as of the first day of the first Plan Year beginning after December 31, 2001, Section VI of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled "EMPLOYEE CONTRIBUTIONS" is amended by adding the following new sections:

            "J".        CATCH-UP CONTRIBUTIONS (SELECT ONE):

                        [X]   1.    Shall apply to contributions after
                                    12/31/2001.  (enter December 31, 2001 or a
                                    later date).

                        [ ]   2.    Shall not apply.

            K.          DIRECT ROLLOVERS:

                        The Plan will accept a Direct Rollover of an Eligible Rollover Distribution from (check each that apply):

            [X]         1.          A Qualified Plan described in Code Section
                                    401(a) or 403(a), excluding Voluntary
                                    After-tax Contributions.

            [ ]         2.          A Qualified Plan described in Code Section
                                    401(a) or 403(a), including Voluntary
                                    After-tax Contributions.

            [X]         3.          An annuity contract described in Code
                                    Section 403(b), excluding Voluntary
                                    After-tax Contributions.

            [X]         4.          An eligible plan under Code Section
                                    457(b) which is maintained by a state,
                                    political subdivision of a state, or an
                                    agency or instrumentality of a state or
                                    political subdivision of a state.

            L.          PARTICIPANT ROLLOVER CONTRIBUTIONS FROM OTHER PLANS:

                        The Plan will accept a Participant Rollover Contribution of an Eligible Rollover Distribution from (check only those that apply):

            [X]         1.          A Qualified Plan described in Code Section
                                    401(a) or 403(a).

            [X]         2.          An annuity contract described in Code
                                    Section 403(b).

            [X]         3.          An eligible plan under Code Section
                                    457(b) which is maintained by a state,
                                    political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

            M.          PARTICIPANT ROLLOVER CONTRIBUTIONS FROM IRAS:

                        The Plan (select one):

                        [X]         1.          will

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
                        [ ]         2.          will not

                        accept a Participant Rollover Contribution of the portion of a distribution from an Individual Retirement Account [which was not used as a conduit] or Annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includable in gross income.

            N. EFFECTIVE DATE OF DIRECT ROLLOVER AND PARTICIPANT ROLLOVER CONTRIBUTION PROVISIONS:

            The provisions of (K), (L) and (M) above as they apply to Paragraph
            4.4 of the Basic Plan Document #01 entitled "Rollover Contributions" shall be effective 01/01/2002 (enter a date no earlier than January 1, 2002)."

2. Section VIII(A) of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled, "Matching Employer Contributions" will be amended effective 01/01/2002 by the addition of a new paragraph 6, which shall read as follows:

            "6.         CATCH-UP CONTRIBUTIONS:

                        [ ]         a.          Catch-Up contributions made by
                                                the Participants will not be
                                                matched by the Employer.

                        [X]         b.          Catch-Up Contributions made
                                                by the Participants will be
                                                matched on the same formula,
                                                terms and conditions as provided
                                                in Section VIII of the Adoption
                                                Agreement. A Matching
                                                Contribution will be made on the
                                                basis of the contribution
                                                type(s) selected below:

                                    [X]         i.          Elective Deferrals
                                    [ ]         ii.         403(b) Deferrals"

3. Section XI of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled, "MULTIPLE PLANS MAINTAINED BY THE SAME EMPLOYER, LIMITATIONS ON ALLOCATIONS, AND TOP-HEAVY CONTRIBUTIONS" will be amended effective _____________ by the addition of a new paragraph (C) which shall read as follows:

            "C.         MINIMUM BENEFITS FOR EMPLOYEES ALSO COVERED UNDER
                        ANOTHER PLAN:

                        The Employer should describe below the extent, if any, to which the Top-Heavy Minimum Benefit requirements of Code Section 416(c) and paragraph 14.2 of the Basic Plan Document #01 shall be met in another plan. Please list the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan."

                        _______________________________________________________
                        _______________________________________________________
                        _______________________________________________________
                        _______________________________________________________


4. Section XIII of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled, "VESTING" will be amended effective __________________ by the addition of a new paragraph (E) which shall read as follows:

            NOTE: First select to whom the vesting schedule will apply. Number 1 should be elected if only active Participants' Matching Contributions accounts will be affected. Letter
                        (a) should be selected if the Employer wishes only to change the vesting schedule for contributions made to the Plan after December 31, 2001. Letter (b) should be selected if the Employer wants to change the vesting schedule for all Matching Contributions to the Plan (regardless of when made). Number 2 should be selected if the Employer wants to change

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
                        the vesting schedule on Matching Contributions for all Participants - regardless of whether they are active or inactive. The applicable vesting schedule shall be selected from number 3 through 7 below.

            "E.         VESTING OF EMPLOYER MATCHING CONTRIBUTIONS:

                         [ ]        1.          Participants who have completed
                                                one Hour of Service after 2001

                                    [ ]         a.          The vesting
                                                            schedule of Employer
                                                            Matching
                                                            Contributions as
                                                            described in
                                                            paragraph 9.2 of the
                                                            Basic Plan Document
                                                            #01 shall be
                                                            selected below and
                                                            shall apply only to
                                                            account balances
                                                            derived from
                                                            Employer Matching
                                                            Contributions
                                                            attributable to a
                                                            Plan Year beginning
                                                            after December 31,
                                                            2001.

                                    [ ]         b.          The vesting
                                                            schedule of Employer
                                                            Matching
                                                            Contributions as
                                                            described in
                                                            paragraph 9.2 of the
                                                            Basic Plan Document
                                                            #01 shall be
                                                            selected below and
                                                            shall apply to all
                                                            Participants with an
                                                            account balance
                                                            derived from
                                                            Employer Matching
                                                            Contributions.

                        [ ]         2.          All Plan Participants:

                                    The vesting schedule of Employer Matching
                                    Contributions as described in paragraph 9.2 of the Basic Plan Document #01 shall be selected below and shall apply to all Participants with an account balance derived from Employer Matching Contributions.

                        The vesting schedule for Employer Matching Contributions shall be as follows:

                        [ ]         3.          Not applicable.  There are no
                                                Matching Contributions made to
                                                the Plan.

                        [X]         4.          Not applicable.  The current
                                                formula(s) are equal to or
                                                greater than the three year
                                                cliff or six year graded vesting
                                                schedules.

                        [ ]         5.          A Participant's account balance
                                                derived from Employer Matching
                                                Contributions shall be fully and
                                                immediately vested.

                        [ ]         6.          A Participant's account
                                                balance derived from Employer
                                                Matching Contributions shall be
                                                nonforfeitable upon the
                                                Participant's completion of
                                                three (3) years of vesting
                                                Service.

                        [ ]         7.          A Participant's account
                                                balance derived from
                                                Employer Matching
                                                Contributions shall vest
                                                according to the following
                                                schedule:

                                                Years of Vesting Service             Vested Percentage
                                                ------------------------             -----------------

                                                            2                               20%
                                                            3                               40%
                                                            4                               60%
                                                            5                               80%
                                                            6                              100%

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

5. Section XV of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled, "IN-SERVICE WITHDRAWALS" will be amended by the addition of a new paragraph (C) which shall read as follows:

            "C.         SUSPENSION PERIOD FOR HARDSHIP DISTRIBUTION (SELECT
                        ONE):

            [ ]         1.          A Participant who receives a
                                    distribution in calendar year 2001 on
                                    account of Hardship shall be prohibited from making Elective Deferrals and Voluntary
                                    After-tax Contributions under this and all other plans of the Employer for six (6) months after receipt of the distribution or until January 1, 2002, if later.

            [X]         2.          A Participant who receives a distribution
                                    in calendar year 2001 on account of Hardship shall be prohibited from making Elective
                                    Deferrals and Voluntary After-tax
                                    Contributions under this and all other plans of the Employer for the period specified in the provisions of the Plan relating to suspension of Elective Deferrals that were in effect prior to this Amendment."

6. Section XVIII of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled, "DISTRIBUTION OPTIONS" will be amended effective 01/01/2002 by the addition of the following:

            "E. TREATMENT OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT PROVISIONS:

                        The Plan (select one):

                        [X] Elects to exclude Rollover Contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

                        [ ] Does not elect to exclude Rollover Contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

                        If the Employer has elected to exclude Rollover Contributions, the election shall apply with respect to distributions made after 01/01/2002 (enter a date no earlier than December 31, 2001) with respect to Participants who separated from Service after 01/01/2002 (enter the date; this date may be earlier than December 31, 2001)."


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
             F.         DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT:

                        Distribution upon severance from employment as described in paragraph 6.6(d) of the Basic Plan Document #01 shall apply for distributions after ___________________ (enter a date no earlier than December 31, 2001):

                        [X] regardless of when the severance from employment occurred.

                        [ ] for severance from employment occurring after _______________ (enter the Effective Date if different than the Effective
                                    Date above)."

                        Executed, this ____________ day of ________, __________.


                                                         Spheris Operations Inc.
                                                         Name of Employer

                                                         _______________________
                                                         Signed by

                                                         _______________________
                                                         Signature



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
                   AMENDMENT TO THE ADOPTION AGREEMENT FOR THE
                 FINAL AND TEMPORARY MINIMUM DISTRIBUTION RULES
                            OF CODE SECTION 401(a)(9)


Except as otherwise noted, effective as of the first day of the first Plan Year beginning after December 31, 2001, on the Adoption Agreement the section entitled "Distribution Options" is amended by adding the following new section to the Adoption Agreement.

MINIMUM DISTRIBUTION REQUIREMENTS

Check and complete Section A below if any required minimum distributions for the 2002 distribution calendar year were made in accordance with the Section 401(a)(9) Final and Temporary Regulations.

[X]         A.          EFFECTIVE DATE OF PLAN AMENDMENT FOR SECTION 401(a)(9)
                        FINAL AND TEMPORARY TREASURY REGULATIONS.

                        Article XVII, Minimum Distribution Requirements, applies for purposes of determining Required Minimum Distributions for Distribution Calendar Years beginning with the 2003 calendar year, as well as Required Minimum Distributions for the 2002 Distribution Calendar Year that are made on or after 01/01/2002 (insert Effective
                        Date).

Check and complete any of the remaining sections if you wish to modify the rules in paragraphs 17.7 and 17.12 of Article XVII of the Plan.

[ ]         B.          ELECTION TO APPLY 5-YEAR RULE TO DISTRIBUTIONS TO
                        DESIGNATED BENEFICIARIES:

                        If the Participant dies before distributions begin and there is a designated Beneficiary, distribution to the designated Beneficiary is not required to begin by the date specified in paragraph 17.7 of the Basic Plan Document #01 but the Participant's entire interest will be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving Spouse is the Participant's sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant.

                        This election will apply to:

                        [ ]         1.          All distributions.

                        [ ]         2.          The following distributions:

                                                _______________________

[ ]         C.          ELECTION TO ALLOW PARTICIPANTS OR BENEFICIARIES TO
                        ELECT 5-YEAR RULE:

                        Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in paragraph 17.7 and 17.12 of the Basic Plan Document #01 applies to distributions after the death of a Participant who has a designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under paragraph 17.7, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving Spouse's) death. If neither the Participant nor Beneficiary makes an election under this paragraph, distributions will be made in accordance with paragraph 17.7 and 17.12 of the Basic Plan Document #01 and, if applicable, the elections in section B above.

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
[ ]         D.          ELECTION TO ALLOW DESIGNATED BENEFICIARY RECEIVING
                        DISTRIBUTIONS UNDER 5-YEAR RULE TO ELECT LIFE EXPECTANCY
                        DISTRIBUTIONS:

                        A designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.


IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this

_____________________________ day of ____________________________, __________.


                                                     Spheris Operations, Inc.
                                                     Name of Employer

                                                     ___________________________
                                                     Signed by

                                                     ___________________________
                                                     Signature


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